UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21475

                             RBC Funds Trust

(Exact name of registrant as specified in charter)

50 South Sixth Street, Suite 2350

                              Minneapolis, MN 55402

(Address of principal executive offices) (Zip code)

Tara Tilbury

50 South Sixth Street, Suite 2350

                                    Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (612) 376-7132

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Annual Report
For the year ended September 30, 2023
RBC BlueBay Access Capital Community Investment Fund (formerly, Access Capital Community Investment Fund)
RBC BlueBay Impact Bond Fund (formerly, RBC Impact Bond Fund)

	RBC Funds
About your Annual Report

This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.com.

	A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.com; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

	Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the SEC on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling the Funds at 1-800-422-2766.

A schedule of each Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the Commission’s website at http://www.sec.gov and on the Funds’ website at www.dfinview.com/usrbcgam. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

Table of	Letter from the Portfolio Managers	1
Contents	Portfolio Managers	6
	Performance Summary (Unaudited)	7
	Management Discussion and Analysis (Unaudited)
	RBC BlueBay Access Capital Community Investment Fund	10
	RBC BlueBay Impact Bond Fund	14
	Schedule of Portfolio Investments	17
	Financial Statements
	- Statements of Assets and Liabilities	54
	- Statements of Operations	56
	- Statements of Changes in Net Assets	57
	Financial Highlights	59
	Notes to Financial Statements	65
	Report of Independent Registered Public Accounting Firm	81
	Other Federal Income Tax Information (Unaudited)	82
	Management (Unaudited)	83
	Share Class Information (Unaudited)	87
	Supplemental Information (Unaudited)	88
	Approval of Investment Advisory Agreements (Unaudited)	90

LETTER FROM THE PORTFOLIO MANAGERS

Dear Shareholder:

The RBC BlueBay Access Capital Community Investment Fund (the “Access Fund”) has a 25-year track record of supporting underserved individuals and communities through the creation of market-rate fixed income investments that are primarily guaranteed by the U.S. government, its agencies or municipalities. Investments are directed to benefit low- and moderate-income (“LMI”) individuals and communities by supporting affordable homeownership, affordable rental housing, small businesses, health care, education, and job creation. The Fund also invests across these same themes to support underserved Black, Indigenous, and People of Color (“BIPOC”) communities in an effort to build stronger, more resilient communities. In addition to increasing capital flows to these underserved communities, over time, the Access Fund’s investment process has provided investors with a competitive rate of return in a wide variety of market conditions.

[1] Targeting is only available in Class I shares.

For the fiscal year ended September 30, 2023, the Access Fund generated a net-of-fees return of -0.85% (Class I shares; gross-of-fees return of -0.40%) versus the Bloomberg US Securitized Index that returned -0.04%. The Access Fund remained focused on diligent security selection. Rates were the main driver of negative absolute returns as the Federal Reserve hiked rates aggressively throughout the year in an effort to combat inflation, which reached multi-decade highs. The Fund was slightly long versus the benchmark during some periods, which contributed to the overall underperformance. In addition, the Fund was underweight to Agency mortgage-backed securities (“MBS”) holdings relative to the benchmark, which also detracted from performance, especially in the last quarter of 2022. Agency commercial mortgage-backed securities (“CMBS”) also underperformed as rates rose. The Fund maintained an income advantage over the benchmark throughout the year, which helped relative performance.

The effective duration of the Access Fund as of September 30, 2023 was 5.75 years, in line with the benchmark’s 5.47 years, and the subsidized 30-day SEC yield of the Access Fund was 3.65% (Class I shares; 3.59% unsubsidized).

The Access Fund continued to fulfill its community development mission to support underserved people and communities. Since inception through

1

LETTER FROM THE PORTFOLIO MANAGERS

September 30, 2023, the Access Fund has supported the following across all 50 states, Puerto Rico, and the District of Columbia:

17,115 Low- to moderate-income homebuyers

62,825 Affordable rental units

6,071 Nursing home facility beds

27 Rural housing

88 Rural Enterprise

638 SBA loans

85 Community Economic development

16 Community-based not-for-profit organizations

All of the Fund’s investments support low- to moderate-income communities and families. In addition, a substantial percentage of the Fund’s investments support BIPOC communities as of September 30, 2023:

The RBC BlueBay Impact Bond Fund (“Impact Bond”) strives to maximize positive social and environmental impact within the context of a competitive fixed income portfolio, presenting a distinct value proposition for investors:

2

LETTER FROM THE PORTFOLIO MANAGERS

We implement the team’s expertise in impact investing in social justice themes, and combine it with a lens on creating meaningful progress toward climate change solutions. In doing so, we seek not just to avoid investments that harm the environment, but also strive to invest in those that explicitly align with advancing climate change solutions. This results in a portfolio that produces positive social and environmental outcomes. The negative impacts of climate change continue to take a toll on our planet and on people, with a disproportionately negative impact on already disadvantaged and lower-income populations. We continue to examine investments with a critical eye toward understanding the social and environmental impact of each project, with a goal to maximize the positive and minimize the negative.

Impact Bond’s core holdings must also have meaningful alignment with the United Nations Sustainable Development Goals (“SDGs)”—a global agenda to end poverty, protect the planet, and ensure prosperity for all people.

For the fiscal year ended September 30, 2023, Impact Bond generated a net-of-fees return of 0.44% (Class I shares; gross-of-fees return of 0.89%) versus the Bloomberg US Aggregate Bond Index that returned 0.64%. The effective duration of Impact Bond as of September 30 was 6.10 years, in line with the benchmark’s 5.99 years, and the subsidized 30-day SEC yield of Impact Bond was 4.36% (Class I shares; 4.31% unsubsidized).

Impact Bond outperformed on a gross-of-fees basis during the year and ended in positive absolute territory on a net-of-fees basis despite significant increases in rates. Impact Bond was positioned relatively neutral to the benchmark duration for the period, resulting in little impact to performance on a relative basis. Impact Bond’s asset-backed security (“ABS”) and municipal holdings lagged in the final quarter of 2022 when the banking sector gapped tighter. These sectors rebounded strongly in 2023 as spreads tightened, leading to a positive impact on performance. Agency MBS holdings were also additive as higher coupons outperformed. Impact Bond produced a notable yield advantage versus the benchmark over the past year based on wider spreads.

Impact Bond has made measurable progress toward demonstrating the positive social and environmental impacts of investing in the Fund. The holdings of Impact Bond as of September 30, 2023, were invested to support the following themes (totals may exceed 100%, as projects may impact multiple themes/SDGs)::

3

LETTER FROM THE PORTFOLIO MANAGERS

In addition to these meaningful contributions to advancing the SDGs, the Impact Bond also has a low carbon footprint relative to the benchmark, financing significantly less carbon emissions and more carbon capture equivalents than securities held in the benchmark. This is illustrated below, and is calculated using our internally developed, proprietary impact measurement framework:

The above graphic illustrates a comparison of the carbon footprint for the Bloomberg US Aggregate Bond Index versus Impact Bond, per $1 million (“M”) invested. We define net carbon negative as occurring when the Fund’s avoided greenhouse gas (“GHG”) emissions exceed the Fund’s GHG emissions produced, calculated per million dollars invested (unit = tons CO2 equivalent/$1M invested). Calculations are inclusive of all fund assets, excluding Treasuries. GHG emissions (tons CO2 equivalent) are inclusive of Scope 1 and 2 emissions, and may consider Scope 3 emissions when applicable and available. Multiple sources are used for GHG emissions data and include: reports from issuers, reports and estimates from third-party vendors, and sector- and industry-level data from government and academic entities. Gaps in data may exist as climate data and disclosures continue to evolve. Our calculation methodology considers relevant standards and practices, and is proprietary to the investment team.

Continued investment in our impact measurement capabilities is a key focus for the team. We believe the ability to accurately and transparently measure the environmental and social impact of the Funds will continue to be important to clients and consultants. In September 2023, RBC Global Asset Management (“RBC GAM”) became a signatory to the Operating Principles for Impact Management (“the Impact Principles”) by the Global Impact Investing Network (“GIIN”), a step that continues to demonstrate our commitment to impact investing. This commitment applies to both the Access Fund and Impact Bond, and our framework was independently verified by an external auditor. The Impact Principles were designed to promote transparency

4

LETTER FROM THE PORTFOLIO MANAGERS

within the growing impact investment space. They have become the market standard for impact investors, deepening rigor and driving credibility within the financial services industry since the framework’s launch in 2019. In accordance with this commitment, RBC GAM has adopted the nine Impact Principles for the Access Fund and Impact Bond that are an industry leading investor framework for ensuring that impact considerations are integrated throughout the full lifecycle of an investment. We believe this further demonstrates our proficiency in impact measurement, and seek to maintain and expand our competitive edge.

The need for investment strategies that address the widespread economic disparities that persist across the United States has never been greater, and our distinct approach of seeking double-bottom line that results in a high-quality investment vehicle is one way to help move the dial toward reducing inequalities. We remain committed to investing in positive change for the future while also delivering competitive returns for our shareholders. Thank you for your continued confidence and trust in our impact investing capabilities.

Sincerely,

Brian Svendahl, CFA

Senior Portfolio Manager, U.S. Fixed Income

RBC Global Asset Management (U.S.) Inc.

Past performance does not guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

The Bloomberg US Securitized Index represents the securitized portion (mortgage-backed, asset-backed and commercial mortgage-backed securities) of the Bloomberg US Aggregate Bond Index, which measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency). You cannot invest directly in an index.

Effective duration is a weighted average duration calculation for bonds with embedded options. It takes into account that expected cash flows will fluctuate as interest rates change. Duration measures the sensitivity of a bond’s price to changes in interest rates.

Spread measures the difference between two rates or yields.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

RBC Global Asset Management (RBC GAM) is the asset management division of Royal Bank of Canada (RBC) which includes RBC Global Asset Management Inc., RBC Global Asset Management (U.S.) Inc., RBC Global Asset Management (UK) Limited and RBC Global Asset Management (Asia) Limited which are separate, but affiliated subsidiaries of RBC.

5

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc.(“RBC GAM-US”) serves as the investment advisor to the Funds. RBC GAM-US employs a team approach to the management of the Funds, with no individual team member being solely responsible for the investment decisions. The Funds’ management team has access to RBC GAM-US’s investment research and other money management resources.

Brian Svendahl, CFA

Brian Svendahl, CFA

BlueBay Senior Portfolio Manager

Brian is a BlueBay senior portfolio manager on the BlueBay Fixed Income team at RBC Global Asset Management (U.S.) Inc. He has had a leadership role within the Minneapolis-based fixed income group since 2012 and has been the lead portfolio manager for the firm’s impact investing strategies since 2006. He also managed many government and mortgage strategies. Brian joined the organization in 2005, having held risk management, research, and trading positions with a large American multinational financial services company since 1992. Brian holds an MBA, a BBA in Finance and a Bachelor of Science in Economics from the University of Minnesota. He is also a CFA® charterholder and a Financial Risk Manager (FRM®).

6

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	5 Year	10 Year	Since Inception	Net Expense Ratio(a)(b)	Gross Expense Ratio(a)(b)
Average Annual Total Returns as of September 30, 2023 (Unaudited)

RBC BlueBay Access Capital Community Investment Fund
Class A(c)
- Including Max Sales Charge of
3.75%	(4.85)%	(2.02)%	(0.39)%	2.53%
- At Net Asset Value	(1.20)%	(1.26)%	(0.01)%	2.68%	0.80%	0.84%
Class I(e)
- At Net Asset Value	(0.85)%	(0.91)%	0.35%	3.00%	0.45%	0.51%
Class IS(f)
- At Net Asset Value	(0.80)%	(0.85)%	0.48%	3.23%	0.40%	0.50%

Bloomberg US Securitized Index(h)	(0.04)%	(0.63)%	0.69%	3.52%
RBC BlueBay Impact Bond Fund
Class A(d)
- Including Max Sales Charge of
3.75%	(3.59)%	(1.28)%	N/A	(1.52)%
- At Net Asset Value	0.18%	(0.54)%	N/A	(0.87)%	0.70%	0.70%
Class I
- At Net Asset Value	0.44%	(0.24)%	N/A	(0.58)%	0.45%	0.65%
Class R6
- At Net Asset Value	0.49%	(0.19)%	N/A	(0.53)%	0.40%	0.52%
Class Y(g)
- At Net Asset Value	0.49%	(0.24)%	N/A	(0.57)%	0.40%	0.50%

Bloomberg US Aggregate Bond Index(h)	0.64%	0.10%	N/A	(0.18)%

Parentheses indicate negative performance returns.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to the most recent month-end go to www.rbcgam.com. Please see footnotes below.

The names of the funds were changed from Access Capital Community Investment Fund and RBC Impact Bond Fund to RBC BlueBay Access Capital Community Investment Fund and RBC BlueBay Impact Bond Fund, respectively, on July 26, 2023.

(a)	The Funds’ expenses are from the Funds’ most recent prospectus dated January 27, 2023. For current expense ratio information, please see the Financial Highlights starting on page 61.

(b)

The advisor has contractually agreed to waive fees and/or pay operating expenses to keep total operating expenses at 0.80% for Class A shares, 0.45% for Class I shares and 0.40% for Class IS shares of the RBC BlueBay Access Capital Community Investment Fund (formerly, RBC BlueBay Access Capital Community Investment Fund) and at 0.70% for Class A shares, 0.45% for Class I shares, 0.40% for Class R6 shares and 0.40% for Class Y shares of the RBC BlueBay Impact Bond Fund (formerly, RBC BlueBay Impact Bond Fund) until January 31, 2025.

7

PERFORMANCE SUMMARY (UNAUDITED)

(c)

The inception date for Class A shares of the Fund is January 29, 2009. All performance shown for such class of shares prior to its inception date is based on the performance of the Class I shares of the Fund, adjusted to reflect the fees and expenses of Class A shares, as applicable.

(d)

The inception date for Class A shares of the Fund is January 28, 2020. All performance shown for such class of shares prior to its inception date is based on the performance of the Class I shares of the Fund, which has an inception date of December 18, 2017, adjusted to reflect the fees and expenses of Class A shares, as applicable.

(e)

Class I shares commenced operations on July 28, 2008. The performance in the table prior to that date reflects the performance of Access Capital Strategies Community Investment Fund, Inc., the predecessor to the Fund. From its inception, June 23, 1998, until May 30, 2006, the predecessor fund elected status as a business development company. From May 31, 2006 until July 27, 2008, the predecessor fund operated as a continuously offered closed-end interval management company. If the predecessor fund had operated as an open-end management company, performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements which, if excluded, would cause performance to be lower.

(f)

The inception date for Class IS shares of the Fund is March 11, 2019. All performance shown for such class of shares prior to its inception date is based on the performance of the Class I shares of the Fund, adjusted to reflect the fees and expenses of Class IS shares, as applicable.

(g)

The inception date for Class Y shares of the Fund is April 12, 2021. All performance shown for such class of shares prior to its inception date is based on the Class I shares, which has an inception date of December 18, 2017, adjusted to reflect the fees and expenses of Class Y shares, as applicable.

(h)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

The Bloomberg US Securitized Index represents the securitized portion (mortgage-backed, asset-backed and commercial mortgage-backed securities) of the Bloomberg US Aggregate Bond Index.

The Bloomberg US Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. It includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency).

8

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9

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Access Capital Community Investment Fund

Investment Strategy

The Fund seeks to achieve its investment objective by investing primarily in high quality debt securities and other debt instruments supporting low- and moderate-income (“LMI”) individuals and communities and underserved areas of the United States. The Fund invests primarily in mortgage-backed securities, small business loans, municipal securities and other instruments supporting the Fund’s impact goal of supporting LMI individuals and communities and underserved areas.

Performance

For the twelve-month period ended September 30, 2023, the Fund had an annualized net return of -0.85% (Class I). That compares to an annualized total return of -0.04% for the Bloomberg US Securitized Index, the Fund’s primary benchmark.

Factors That Contributed to Relative Returns	• The Fund maintained an income advantage over the benchmark.

Factors That Detracted From Relative Returns

•  Aggressive interest rate hikes by the Federal Reserve throughout the year.

•  Underweight to agency mortgage-backed securities during a period of spread tightening.

•  Agency commercial mortgage-backed securities as rates increased.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund is non-diversified, which means it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security volatility than a diversified fund. Investing in the Fund involves other risks including but not limited to concentration in the affordable housing industry, competition for investments, the effects of leveraging the Fund’s portfolio, and investments in illiquid securities. These risks are described more fully in the prospectus.

10

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Access Capital Community Investment Fund

The Bloomberg US Securitized Index represents the securitized portion (mortgage-backed, asset-backed and commercial mortgage-backed securities) of the Bloomberg US Aggregate Bond Index. The Bloomberg US Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency). You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Past performance does not guarantee future results.

11

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Access Capital Community Investment Fund
Investment Objective

The Fund’s investment objective is to provide current income consistent with the preservation of capital by investing primarily in high quality debt securities and other debt instruments supporting community development, including investments deemed to be qualified under the Community Reinvestment Act of 1977, as amended (the “CRA”).

Benchmark	Bloomberg US Securitized Index

Asset Allocation as of 9/30/23 (% of Fund’s investments)
Top Ten Holdings (excluding investment companies) (as of 9/30/23) (% of Fund’s net assets)

Fannie Mae, Pool #CB4463, 4.50%, 8/1/52

Fannie Mae, Pool #CB5037, 5.50%, 11/1/52

Fannie Mae, Pool #CB4314, 4.50%, 8/1/52

Freddie Mac, Pool #RA7503, 4.50%, 7/1/52

Fannie Mae, Pool #BL4650, 2.30%, 10/1/31

1.71% 1.50% 1.32% 1.24% 1.10%

Fannie Mae, Pool #CB3797, 4.00%, 6/1/52

Freddie Mac, Pool #RA5427, 2.50%, 6/1/51

Freddie Mac, Pool #RA5020, 2.00%, 4/1/51

Fannie Mae, Pool #CB5166, 6.00%, 11/1/52

Fannie Mae, Pool #CB4767, 5.00%, 9/1/52

1.01% 0.92% 0.89% 0.87% 0.87%
*A listing of all portfolio holdings can be found beginning on page 17

Growth of $1,000,000 Initial Investment Over 10 Years

The graph reflects an initial hypothetical investment of $1,000,000 over a 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

12

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13

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Impact Bond Fund

Investment Strategy

Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities meeting the Fund’s impact criteria, as determined by the Advisor’s impact methodology. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related, mortgage-backed and asset-backed securities, and obligations of U.S. governments and their agencies. The Fund may invest in securities with fixed, floating or variable rates of interest.

Performance

For the twelve-month period ended September 30, 2023, the Fund delivered a net return of 0.44% (Class I). That compares to an annualized total return of 0.64% for the Bloomberg US Aggregate Bond Index, the Fund’s primary benchmark.

Factors That Contributed to Relative Returns	• Agency mortgage-backed securities as higher coupons outperformed. • Asset-backed securities and municipal holdings as spreads tightened in 2023.

Factors That Detracted From Relative Returns	• Asset-backed and municipal securities in late 2022 when the banking sector gapped tighter.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund’s impact investing criteria could cause it to perform differently compared to funds that do not apply such criteria. The application of these criteria may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for impact investing reasons when it might be otherwise disadvantageous for it to do so. The Fund invests in mortgage-related securities including pass-throughs and collateralized mortgage obligations, which include additional risks that an investor should be aware of such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The Fund may invest in derivatives, including futures contracts, which involve risks different from and, in certain cases, greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

The Bloomberg US Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. It includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency). You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Past performance does not guarantee future results.

14

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Impact Bond Fund
The Fund seeks to achieve a high level of current income consistent with preservation of capital.		Investment Objective
Bloomberg US Aggregate Bond Index		Benchmark

Asset Allocation as of 9/30/23 (% of Fund’s investments)

Tesla Auto Lease Trust, Series 2023-A, Class B,
6.41%, 7/20/27

Becton Dickinson & Co., 4.69%, 2/13/28

Hertz Vehicle Financing III LLC, 5.49%, 6/25/27

Amgen, Inc., 5.25%, 3/2/33

Sunnova Sol IV Issuer LLC, Series 2022-A, Class C,
3.53%, 2/22/49

Tesla Auto Lease Trust, Series 2021-B, Class C,
1.12%, 9/22/25

2.23% 1.69% 1.63% 1.39% 1.28% 1.27%

Tesla Auto Lease Trust, Series 2021-A, Class D,
1.34%, 3/20/25

American Water Capital Corp., 4.45%, 6/1/32

Luminace Issuer LLC, Series 2022-1, Class B,
5.91%, 7/31/62

BX Commercial Mortgage Trust, Series 2022-AHP,
Class C, (Term SOFR 1M + 2.090%), 7.42%, 1/17/39

	1.22% 1.20% 1.18% 1.14%	Top Ten Holdings (excluding investment companies) (as of 9/30/23) (% of Fund’s net assets)
*A listing of all portfolio holdings can be found beginning on page 40

Growth of $1,000,000 Initial Investment Since Inception (12/18/17)

15

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Impact Bond Fund
The graph reflects an initial hypothetical investment of $1,000,000 over the period from December 18, 2017 (commencement of operations) to September 30, 2023 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Classes will vary due to differences in fee structures. This chart does not imply any future performance.

16

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Access Capital Community Investment Fund

September 30, 2023

Principal Amount		Value
U.S. Government Agency Backed Mortgages — 88.15%
Fannie Mae — 51.10%
$643,948	6.00%, 10/1/53	$635,496
45,448	Pool #258022, 5.50%, 5/1/34	45,255
41,192	Pool #258070, 5.00%, 6/1/34	40,307
47,956	Pool #258157, 5.00%, 8/1/34	46,924
48,214	Pool #258163, 5.50%, 8/1/34	48,009
10,836	Pool #258224, 5.50%, 12/1/34	10,790
70,249	Pool #258251, 5.50%, 1/1/35	69,950
83,253	Pool #258305, 5.00%, 3/1/35	81,492
49,667	Pool #258394, 5.00%, 5/1/35	48,619
37,048	Pool #258410, 5.00%, 4/1/35	36,265
55,359	Pool #258448, 5.00%, 8/1/35	54,185
79,006	Pool #258450, 5.50%, 8/1/35	78,708
145,854	Pool #258627, 5.50%, 2/1/36	145,304
32,976	Pool #258737, 5.50%, 12/1/35	32,969
20,089	Pool #259378, 6.00%, 12/1/31	20,226
18,148	Pool #259393, 6.00%, 1/1/32	18,272
30,876	Pool #259590, 5.50%, 11/1/32	30,736
75,905	Pool #259611, 5.50%, 11/1/32	75,560
9,358	Pool #259634, 5.50%, 12/1/32	9,315
56,744	Pool #259659, 5.50%, 2/1/33	56,486
24,051	Pool #259671, 5.50%, 2/1/33	23,942
58,036	Pool #259686, 5.50%, 3/1/33	57,802
59,959	Pool #259725, 5.00%, 5/1/33	58,678
44,836	Pool #259761, 5.00%, 6/1/33	43,878
69,869	Pool #259777, 5.00%, 7/1/33	68,373
36,748	Pool #259789, 5.00%, 7/1/33	35,964
37,620	Pool #259830, 5.00%, 8/1/33	36,816
24,906	Pool #259848, 5.00%, 9/1/33	24,375
53,616	Pool #259867, 5.50%, 10/1/33	53,400
34,595	Pool #259869, 5.50%, 10/1/33	34,456
27,338	Pool #259998, 5.00%, 3/1/34	26,751
238,180	Pool #469101, 3.75%, 2/1/27	227,808
254,121	Pool #470828, 3.53%, 3/1/32	228,375
6,463	Pool #576445, 6.00%, 1/1/31	6,459
23,299	Pool #579402, 6.50%, 4/1/31	23,957
23,028	Pool #583728, 6.50%, 6/1/31	23,679
10,413	Pool #590931, 6.50%, 7/1/31	10,706
2,479	Pool #601865, 6.50%, 4/1/31	2,469
33,314	Pool #607611, 6.50%, 11/1/31	34,255
28,790	Pool #644437, 6.50%, 6/1/32	29,682
688,540	Pool #663159, 5.00%, 7/1/32	673,529
27,169	Pool #670278, 5.50%, 11/1/32	27,046
12,145	Pool #676702, 5.50%, 11/1/32	12,090
37,695	Pool #677591, 5.50%, 12/1/32	37,524
28,758	Pool #681883, 6.00%, 3/1/33	29,175

17

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Access Capital Community Investment Fund (cont.)

September 30, 2023

Principal Amount		Value
$ 26,774	Pool #686542, 5.50%, 3/1/33	$26,666
157,667	Pool #695961, 5.50%, 1/1/33	156,951
96,597	Pool #696407, 5.50%, 4/1/33	96,207
297,806	Pool #702478, 5.50%, 6/1/33	296,603
85,061	Pool #702479, 5.00%, 6/1/33	83,244
32,384	Pool #723066, 5.00%, 4/1/33	31,692
133,402	Pool #723067, 5.50%, 5/1/33	132,863
112,481	Pool #723070, 4.50%, 5/1/33	108,142
182,812	Pool #727311, 4.50%, 9/1/33	175,833
98,650	Pool #727312, 5.00%, 9/1/33	96,542
115,453	Pool #727315, 6.00%, 10/1/33	117,120
28,982	Pool #738589, 5.00%, 9/1/33	28,363
36,124	Pool #739269, 5.00%, 9/1/33	35,354
70,282	Pool #748041, 4.50%, 10/1/33	67,583
66,391	Pool #749891, 5.00%, 9/1/33	64,969
99,000	Pool #753533, 5.00%, 11/1/33	96,879
32,000	Pool #755679, 6.00%, 1/1/34	32,464
292,053	Pool #777621, 5.00%, 2/1/34	285,798
63,586	Pool #781741, 6.00%, 9/1/34	64,518
55,131	Pool #781959, 5.50%, 6/1/34	54,897
27,204	Pool #783893, 5.50%, 12/1/34	27,089
56,946	Pool #783929, 5.50%, 10/1/34	56,704
2,109	Pool #788329, 6.50%, 8/1/34	2,189
10,557	Pool #798725, 5.50%, 11/1/34	10,513
48,438	Pool #799548, 6.00%, 9/1/34	49,149
550,642	Pool #806754, 4.50%, 9/1/34	529,413
234,030	Pool #806757, 6.00%, 9/1/34	237,482
282,724	Pool #806761, 5.50%, 9/1/34	281,522
88,920	Pool #808205, 5.00%, 1/1/35	87,001
152,742	Pool #815009, 5.00%, 4/1/35	149,501
88,139	Pool #820336, 5.00%, 9/1/35	86,278
81,260	Pool #822008, 5.00%, 5/1/35	79,542
122,684	Pool #829276, 5.00%, 8/1/35	120,081
110,452	Pool #829649, 5.50%, 3/1/35	109,983
130,598	Pool #844361, 5.50%, 11/1/35	130,105
24,775	Pool #845245, 5.50%, 11/1/35	24,682
21,392	Pool #866969, 6.00%, 2/1/36	21,898
65,622	Pool #884693, 5.50%, 4/1/36	65,611
196,320	Pool #885724, 5.50%, 6/1/36	196,288
59,487	Pool #919368, 5.50%, 4/1/37	59,521
234,483	Pool #922582, 6.00%, 12/1/36	242,225
84,240	Pool #934941, 5.00%, 8/1/39	82,076
254,648	Pool #934942, 5.00%, 9/1/39	248,085
50,542	Pool #943394, 5.50%, 6/1/37	50,570
170,841	Pool #948600, 6.00%, 8/1/37	176,508
62,926	Pool #952678, 6.50%, 8/1/37	65,607
87,476	Pool #986239, 6.00%, 7/1/38	90,371
106,282	Pool #986957, 5.50%, 7/1/38	106,507

18

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Access Capital Community Investment Fund (cont.)

September 30, 2023

Principal Amount		Value
$ 141,534	Pool #990617, 5.50%, 9/1/38	$141,838
140,017	Pool #AA0645, 4.50%, 3/1/39	132,585
111,071	Pool #AA2243, 4.50%, 5/1/39	105,183
75,265	Pool #AA3206, 4.00%, 4/1/39	69,031
242,081	Pool #AA3207, 4.50%, 3/1/39	229,212
196,758	Pool #AA7042, 4.50%, 6/1/39	186,340
233,944	Pool #AA7658, 4.00%, 6/1/39	214,642
16,099	Pool #AA7741, 4.50%, 6/1/24	15,946
619,661	Pool #AB7798, 3.00%, 1/1/43	530,194
814,761	Pool #AB9204, 3.00%, 4/1/43	696,536
69,784	Pool #AC1463, 5.00%, 8/1/39	67,991
235,671	Pool #AC2109, 4.50%, 7/1/39	223,163
229,884	Pool #AC4395, 5.00%, 9/1/39	223,979
86,177	Pool #AC5329, 5.00%, 10/1/39	83,963
177,978	Pool #AC6305, 5.00%, 11/1/39	173,390
123,472	Pool #AC6307, 5.00%, 12/1/39	120,299
263,684	Pool #AC6790, 5.00%, 12/1/39	256,888
274,207	Pool #AC7199, 5.00%, 12/1/39	267,178
258,491	Pool #AD1470, 5.00%, 2/1/40	251,518
536,129	Pool #AD1471, 4.50%, 2/1/40	507,586
498,538	Pool #AD1585, 4.50%, 2/1/40	471,996
309,003	Pool #AD1586, 5.00%, 1/1/40	301,017
199,843	Pool #AD1638, 4.50%, 2/1/40	188,706
126,490	Pool #AD1640, 4.50%, 3/1/40	119,441
621,731	Pool #AD1942, 4.50%, 1/1/40	588,630
144,301	Pool #AD1988, 4.50%, 2/1/40	136,618
163,791	Pool #AD2896, 5.00%, 3/1/40	159,396
16,608	Pool #AD4456, 4.50%, 4/1/40	15,684
382,433	Pool #AD4458, 4.50%, 4/1/40	361,187
168,684	Pool #AD4940, 4.50%, 6/1/40	159,283
69,141	Pool #AD4946, 4.50%, 6/1/40	65,287
106,151	Pool #AD5728, 5.00%, 4/1/40	103,303
108,663	Pool #AD7239, 4.50%, 7/1/40	102,607
47,119	Pool #AD7242, 4.50%, 7/1/40	44,499
81,316	Pool #AD7256, 4.50%, 7/1/40	76,799
215,949	Pool #AD7271, 4.50%, 7/1/40	203,940
235,199	Pool #AD7272, 4.50%, 7/1/40	222,132
78,592	Pool #AD8960, 5.00%, 6/1/40	76,486
295,985	Pool #AD9614, 4.50%, 8/1/40	279,489
11,820	Pool #AE2011, 4.00%, 9/1/40	10,840
823,477	Pool #AE2012, 4.00%, 9/1/40	755,185
104,839	Pool #AE2023, 4.00%, 9/1/40	96,158
219,872	Pool #AE5432, 4.00%, 10/1/40	201,638
295,173	Pool #AE5435, 4.50%, 9/1/40	278,746
114,827	Pool #AE5806, 4.50%, 9/1/40	108,441
264,787	Pool #AE5861, 4.00%, 10/1/40	242,828
116,455	Pool #AE5862, 4.00%, 10/1/40	106,803

19

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Access Capital Community Investment Fund (cont.)

September 30, 2023

Principal Amount		Value
$ 246,462	Pool #AE6850, 4.00%, 10/1/40	$226,022
137,493	Pool #AE7699, 4.00%, 11/1/40	126,146
369,004	Pool #AE7703, 4.00%, 10/1/40	338,550
140,431	Pool #AE7707, 4.00%, 11/1/40	128,785
112,802	Pool #AH0300, 4.00%, 11/1/40	103,453
170,328	Pool #AH0301, 3.50%, 11/1/40	150,861
10,767	Pool #AH0302, 4.00%, 11/1/40	9,875
213,446	Pool #AH0306, 4.00%, 12/1/40	195,772
329,046	Pool #AH0508, 4.00%, 11/1/40	301,758
518,450	Pool #AH0537, 4.00%, 12/1/40	475,479
493,464	Pool #AH0914, 4.50%, 11/1/40	465,963
240,173	Pool #AH0917, 4.00%, 12/1/40	220,255
198,526	Pool #AH1077, 4.00%, 1/1/41	182,289
176,680	Pool #AH2973, 4.00%, 12/1/40	162,050
206,787	Pool #AH2980, 4.00%, 1/1/41	189,648
556,386	Pool #AH5656, 4.00%, 1/1/41	510,272
308,837	Pool #AH5658, 4.00%, 2/1/41	283,224
221,797	Pool #AH5662, 4.00%, 2/1/41	203,431
142,013	Pool #AH5882, 4.00%, 2/1/26	138,742
145,151	Pool #AH6764, 4.00%, 3/1/41	133,114
586,975	Pool #AH6768, 4.00%, 3/1/41	537,663
285,915	Pool #AH7281, 4.00%, 3/1/41	261,895
101,536	Pool #AH7526, 4.50%, 3/1/41	95,842
386,174	Pool #AH7537, 4.00%, 3/1/41	353,731
130,021	Pool #AH8878, 4.50%, 4/1/41	122,731
134,139	Pool #AH8885, 4.50%, 4/1/41	126,626
47,290	Pool #AH9050, 3.50%, 2/1/26	45,891
330,231	Pool #AI0114, 4.00%, 3/1/41	302,488
231,596	Pool #AI1846, 4.50%, 5/1/41	218,584
258,468	Pool #AI1847, 4.50%, 5/1/41	243,972
490,814	Pool #AI1848, 4.50%, 5/1/41	463,239
314,851	Pool #AI1849, 4.50%, 5/1/41	297,245
160,769	Pool #AJ0651, 4.00%, 8/1/41	147,271
534,085	Pool #AJ9133, 4.00%, 1/1/42	489,216
199,616	Pool #AK6715, 3.50%, 3/1/42	176,779
322,903	Pool #AK6716, 3.50%, 3/1/42	285,961
228,827	Pool #AK6718, 3.50%, 2/1/42	202,648
212,843	Pool #AM6907, 3.68%, 10/1/32	186,739
350,000	Pool #AN0360, 3.95%, 12/1/45	262,285
864,369	Pool #AN2066, 2.75%, 7/1/26	804,128
879,931	Pool #AN2746, 2.30%, 9/1/26	812,392
437,752	Pool #AN3919, 2.82%, 12/1/26	408,239
793,524	Pool #AN5053, 3.34%, 4/1/27	747,869
194,909	Pool #AN6580, 3.36%, 9/1/29	177,449
892,862	Pool #AN7154, 3.21%, 10/1/32	774,165
2,000,000	Pool #AN8055, 3.05%, 1/1/30	1,781,047
1,500,000	Pool #AN8121, 3.16%, 1/1/35	1,210,724
491,846	Pool #AN8915, 3.48%, 4/1/30	446,210

20

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Access Capital Community Investment Fund (cont.)

September 30, 2023

Principal Amount		Value
$ 184,708	Pool #AO2923, 3.50%, 5/1/42	$163,606
545,060	Pool #AO8029, 3.50%, 7/1/42	482,702
126,582	Pool #AP7483, 3.50%, 9/1/42	112,100
126,492	Pool #AQ6710, 2.50%, 10/1/27	119,447
571,497	Pool #AQ7193, 3.50%, 7/1/43	505,577
147,095	Pool #AR6928, 3.00%, 3/1/43	125,783
661,792	Pool #AS1916, 4.00%, 3/1/44	603,007
135,104	Pool #AS1917, 4.00%, 3/1/44	123,445
401,152	Pool #AS2439, 4.00%, 5/1/44	366,534
751,120	Pool #AS3494, 4.00%, 10/1/44	684,401
178,638	Pool #AS3726, 4.00%, 11/1/44	160,138
182,172	Pool #AS3929, 4.00%, 12/1/44	163,306
217,496	Pool #AS4070, 4.00%, 12/1/44	194,142
142,379	Pool #AS4390, 3.50%, 2/1/45	125,445
164,189	Pool #AS4732, 3.50%, 4/1/45	144,353
640,423	Pool #AS4905, 3.50%, 4/1/45	563,436
915,077	Pool #AS5341, 3.50%, 7/1/45	804,296
542,618	Pool #AS5576, 4.00%, 8/1/45	494,182
401,772	Pool #AS5919, 3.50%, 9/1/45	353,718
208,218	Pool #AS6303, 4.00%, 11/1/45	189,632
228,569	Pool #AS6607, 4.00%, 1/1/46	208,258
575,748	Pool #AS6778, 3.50%, 3/1/46	505,658
259,072	Pool #AS6958, 3.50%, 4/1/46	227,674
713,792	Pool #AS7138, 3.50%, 5/1/46	624,576
370,941	Pool #AS7139, 3.50%, 5/1/46	324,577
674,894	Pool #AS7334, 3.00%, 6/1/46	570,161
799,652	Pool #AS7335, 3.00%, 5/1/46	675,559
321,527	Pool #AS7336, 3.00%, 6/1/46	271,552
1,420,571	Pool #AS7504, 3.00%, 7/1/46	1,200,121
437,205	Pool #AS7516, 3.00%, 7/1/46	369,358
320,312	Pool #AS7517, 3.00%, 6/1/46	271,441
118,259	Pool #AS7518, 3.00%, 7/1/46	100,416
147,421	Pool #AS7674, 3.00%, 8/1/46	124,544
983,330	Pool #AS7676, 3.00%, 8/1/46	830,733
617,247	Pool #AS8077, 3.00%, 10/1/46	521,460
458,514	Pool #AS8289, 3.00%, 10/1/46	387,360
469,492	Pool #AS8441, 3.00%, 11/1/46	396,634
729,378	Pool #AS8633, 3.50%, 1/1/47	638,213
304,161	Pool #AS8776, 3.50%, 2/1/47	266,145
331,374	Pool #AS9381, 4.00%, 4/1/47	300,214
156,590	Pool #AS9549, 4.00%, 5/1/47	142,228
579,479	Pool #AS9550, 4.00%, 5/1/47	524,760
186,696	Pool #AS9825, 4.00%, 6/1/47	169,140
417,567	Pool #AT2688, 3.00%, 5/1/43	356,801
212,675	Pool #AT3963, 2.50%, 3/1/28	199,401
83,048	Pool #AT7873, 2.50%, 6/1/28	77,860
270,493	Pool #AU0971, 3.50%, 8/1/43	239,292

21

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Access Capital Community Investment Fund (cont.)

September 30, 2023

Principal Amount		Value
$ 353,412	Pool #AU2165, 3.50%, 7/1/43	$312,647
320,257	Pool #AU2188, 3.50%, 8/1/43	283,317
24,689	Pool #AU6054, 4.00%, 9/1/43	22,641
178,683	Pool #AU6718, 4.00%, 10/1/43	163,861
271,282	Pool #AU7003, 4.00%, 11/1/43	249,070
190,318	Pool #AU7005, 4.00%, 11/1/43	174,305
185,959	Pool #AV0679, 4.00%, 12/1/43	170,941
255,240	Pool #AV9282, 4.00%, 2/1/44	229,661
190,776	Pool #AW0993, 4.00%, 5/1/44	174,954
128,175	Pool #AW1565, 4.00%, 4/1/44	115,453
536,306	Pool #AW5046, 4.00%, 7/1/44	489,436
77,933	Pool #AW5047, 4.00%, 7/1/44	71,470
102,083	Pool #AW7040, 4.00%, 6/1/44	92,210
60,655	Pool #AW8629, 3.50%, 5/1/44	53,417
646,784	Pool #AX2884, 3.50%, 11/1/44	569,558
445,908	Pool #AX4860, 3.50%, 12/1/44	393,113
543,679	Pool #AY1389, 3.50%, 4/1/45	477,860
165,406	Pool #AY3435, 3.50%, 5/1/45	145,623
499,754	Pool #AY5571, 3.50%, 6/1/45	439,253
264,417	Pool #BC0802, 3.50%, 4/1/46	232,228
233,602	Pool #BC0804, 3.50%, 4/1/46	204,404
356,676	Pool #BC1135, 3.00%, 6/1/46	302,256
688,316	Pool #BD5021, 3.50%, 2/1/47	603,280
906,370	Pool #BD7140, 4.00%, 4/1/47	820,783
1,020,116	Pool #BE4232, 3.00%, 12/1/46	861,810
174,740	Pool #BE9743, 3.50%, 4/1/47	153,210
471,639	Pool #BH2665, 3.50%, 9/1/47	412,171
103,085	Pool #BH4659, 4.00%, 6/1/47	93,972
255,980	Pool #BJ0657, 4.00%, 2/1/48	231,502
331,705	Pool #BJ2670, 4.00%, 4/1/48	299,919
733,111	Pool #BJ5158, 4.00%, 4/1/48	662,861
296,440	Pool #BK7685, 4.00%, 10/1/48	268,033
416,854	Pool #BK7924, 4.00%, 11/1/48	377,917
8,920,000	Pool #BL4650, 2.30%, 10/1/31	7,266,016
438,835	Pool #BL5454, 2.77%, 1/1/35	354,243
99,922	Pool #BO1263, 3.50%, 6/1/49	86,989
433,234	Pool #BO3599, 3.00%, 9/1/49	362,685
558,225	Pool #BO5263, 3.00%, 9/1/49	467,323
2,206,849	Pool #BO6771, 2.50%, 5/1/51	1,758,165
642,962	Pool #BP3417, 2.50%, 5/1/51	512,239
671,716	Pool #BP8731, 2.50%, 6/1/50	539,820
877,591	Pool #BP8741, 2.50%, 6/1/50	700,034
1,594,011	Pool #BQ4469, 2.00%, 2/1/51	1,217,491
482,783	Pool #BQ4493, 1.50%, 2/1/51	348,515
366,695	Pool #BQ5723, 2.00%, 10/1/50	280,419
1,325,609	Pool #BQ7523, 2.00%, 11/1/50	1,013,720
793,230	Pool #BQ7524, 2.50%, 10/1/50	636,737
4,488,297	Pool #BR0940, 2.00%, 4/1/51	3,426,442

22

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Access Capital Community Investment Fund (cont.)

September 30, 2023

Principal Amount		Value
$ 843,927	Pool #BR1037, 2.50%, 5/1/51	$672,188
2,010,053	Pool #BR1113, 2.00%, 11/1/50	1,536,506
832,426	Pool #BR1114, 1.50%, 11/1/50	601,239
320,389	Pool #BR1115, 2.50%, 12/1/50	255,269
1,193,179	Pool #BR2051, 2.50%, 6/1/51	950,367
2,623,907	Pool #BR2234, 2.50%, 8/1/51	2,088,965
905,779	Pool #BR3565, 2.00%, 1/1/51	692,107
775,802	Pool #BR3566, 2.50%, 12/1/50	622,386
217,468	Pool #BR7088, 2.00%, 3/1/51	166,073
3,000,000	Pool #BS0046, 1.23%, 12/1/27	2,517,727
1,036,192	Pool #BS0345, 1.61%, 1/1/36	741,771
2,545,000	Pool #BS0391, 1.63%, 1/1/33	1,912,491
500,000	Pool #BS0915, 1.62%, 3/1/31	379,387
1,000,000	Pool #BS1281, 1.59%, 3/1/31	775,494
188,260	Pool #BS1326, 1.19%, 3/1/26	170,933
1,895,403	Pool #BS1482, 1.61%, 3/1/31	1,510,372
700,000	Pool #BS1524, 2.01%, 3/1/33	540,864
1,500,000	Pool #BS1560, 2.03%, 4/1/31	1,182,182
974,287	Pool #BS4422, 2.59%, 3/1/32	807,611
1,000,000	Pool #BS5203, 2.41%, 4/1/32	815,009
243,813	Pool #BS5840, 3.78%, 7/1/32	214,735
669,000	Pool #BS6083, 4.38%, 7/1/32	627,576
400,000	Pool #BS6178, 3.41%, 7/1/29	357,552
884,000	Pool #BS8032, 5.00%, 3/1/28	863,722
1,000,000	Pool #BS8302, 4.61%, 4/1/28	975,233
1,000,000	Pool #BS8303, 4.61%, 4/1/28	975,217
2,735,000	Pool #BS8483, 4.81%, 5/1/28	2,648,938
537,907	Pool #BS8518, 4.30%, 5/1/28	517,772
2,800,000	Pool #BS8572, 4.23%, 5/1/28	2,688,959
2,112,000	Pool #BS8592, 3.98%, 5/1/28	2,004,229
1,776,243	Pool #BT6821, 2.50%, 10/1/51	1,413,456
1,284,803	Pool #BT8237, 4.00%, 6/1/52	1,145,249
242,677	Pool #BT8243, 4.00%, 6/1/52	216,280
1,852,047	Pool #BT9419, 2.50%, 11/1/51	1,473,433
1,400,292	Pool #BU1334, 2.50%, 2/1/52	1,113,249
1,794,571	Pool #BU1337, 3.00%, 2/1/52	1,488,552
216,293	Pool #BV4205, 3.00%, 2/1/52	179,357
1,293,143	Pool #BV6760, 3.50%, 3/1/52	1,113,225
3,064,434	Pool #BV8876, 3.50%, 4/1/52	2,637,598
560,295	Pool #CA0114, 3.50%, 8/1/47	489,649
566,050	Pool #CA0334, 3.50%, 9/1/47	494,872
168,326	Pool #CA0536, 3.50%, 10/1/47	147,160
587,061	Pool #CA0551, 4.00%, 10/1/47	531,626
477,470	Pool #CA0565, 3.50%, 10/1/47	416,917
242,055	Pool #CA0743, 3.50%, 11/1/47	212,232
642,614	Pool #CA0825, 3.50%, 12/1/47	561,588
640,107	Pool #CA0981, 3.50%, 12/1/47	559,397

23

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Access Capital Community Investment Fund (cont.)

September 30, 2023

Principal Amount		Value
$ 185,295	Pool #CA1070, 3.50%, 1/1/48	$161,995
472,944	Pool #CA1115, 3.50%, 1/1/48	413,312
969,548	Pool #CA1130, 3.50%, 1/1/48	847,300
182,533	Pool #CA1131, 3.50%, 2/1/48	159,580
288,215	Pool #CA1132, 3.50%, 1/1/48	251,875
426,833	Pool #CA1144, 3.50%, 2/1/48	373,014
104,727	Pool #CA1152, 3.50%, 2/1/48	91,523
392,023	Pool #CA1160, 3.50%, 2/1/48	343,723
487,239	Pool #CA1161, 3.50%, 2/1/48	425,723
272,717	Pool #CA1338, 4.00%, 3/1/48	246,638
549,372	Pool #CA1339, 3.50%, 3/1/48	480,011
182,300	Pool #CA1418, 4.00%, 3/1/48	164,867
236,298	Pool #CA1420, 4.00%, 3/1/48	213,654
183,635	Pool #CA1468, 4.00%, 3/1/48	166,007
468,638	Pool #CA1469, 4.00%, 3/1/48	423,824
176,174	Pool #CA1471, 4.00%, 3/1/48	159,718
1,069,175	Pool #CA1507, 4.00%, 4/1/48	966,721
398,528	Pool #CA1610, 3.50%, 3/1/48	348,212
420,038	Pool #CA1611, 4.00%, 4/1/48	379,788
412,120	Pool #CA1612, 3.50%, 4/1/48	360,012
496,366	Pool #CA1613, 4.00%, 4/1/48	448,802
191,891	Pool #CA2381, 4.00%, 9/1/48	173,470
210,468	Pool #CA2440, 4.00%, 9/1/48	190,342
168,205	Pool #CA2441, 4.00%, 10/1/48	150,747
162,367	Pool #CA2442, 4.00%, 10/1/48	147,201
358,495	Pool #CA2443, 4.00%, 10/1/48	324,080
190,520	Pool #CA2468, 4.00%, 10/1/48	172,230
580,788	Pool #CA2594, 4.00%, 11/1/48	527,166
243,976	Pool #CA2913, 4.00%, 1/1/49	220,597
305,537	Pool #CA3042, 4.00%, 1/1/49	276,216
349,702	Pool #CA3043, 4.00%, 2/1/49	316,131
168,956	Pool #CA3045, 4.50%, 1/1/49	157,992
27,337	Pool #CA3132, 4.00%, 2/1/49	24,785
157,368	Pool #CA3557, 3.50%, 5/1/49	137,518
352,815	Pool #CA3628, 3.50%, 6/1/49	307,302
194,116	Pool #CA3793, 3.50%, 6/1/49	169,060
136,461	Pool #CA3936, 3.50%, 7/1/49	118,847
417,539	Pool #CA4043, 3.00%, 8/1/49	349,546
493,659	Pool #CA4320, 3.00%, 9/1/49	413,270
317,102	Pool #CA5106, 3.00%, 1/1/50	265,464
418,010	Pool #CA5132, 3.00%, 2/1/50	349,941
955,460	Pool #CA5309, 3.00%, 3/1/50	798,762
534,285	Pool #CA5312, 3.00%, 3/1/50	446,661
1,143,049	Pool #CA6151, 2.50%, 6/1/50	911,996
282,785	Pool #CA6251, 3.00%, 6/1/50	236,348
1,274,137	Pool #CA6263, 2.50%, 7/1/50	1,016,350
1,260,921	Pool #CA6966, 2.00%, 9/1/50	964,644
2,261,146	Pool #CA6967, 2.00%, 9/1/50	1,730,547

24

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Access Capital Community Investment Fund (cont.)

September 30, 2023

Principal Amount		Value
$1,357,696	Pool #CA6968, 2.00%, 9/1/50	$1,038,679
1,059,193	Pool #CA6969, 2.00%, 9/1/50	810,644
1,275,893	Pool #CA6971, 2.50%, 9/1/50	1,017,039
1,380,713	Pool #CA6972, 2.50%, 8/1/50	1,100,849
987,772	Pool #CA6973, 2.50%, 9/1/50	787,556
1,109,005	Pool #CA7258, 2.50%, 9/1/50	884,009
1,164,504	Pool #CA7259, 2.50%, 9/1/50	928,249
1,611,170	Pool #CA7317, 2.00%, 10/1/50	1,232,095
1,783,237	Pool #CA7549, 2.00%, 10/1/50	1,363,678
1,682,708	Pool #CA7917, 2.00%, 11/1/50	1,291,467
879,281	Pool #CA8069, 1.50%, 12/1/50	634,912
1,070,260	Pool #CA8070, 2.00%, 12/1/50	818,118
3,685,968	Pool #CA8077, 2.00%, 12/1/50	2,817,593
636,260	Pool #CA8425, 1.50%, 12/1/50	462,084
1,034,425	Pool #CA8432, 2.00%, 12/1/50	790,405
1,347,492	Pool #CA8685, 1.50%, 1/1/51	972,998
3,924,165	Pool #CA8811, 2.00%, 1/1/51	2,997,240
4,445,566	Pool #CA9048, 2.00%, 2/1/51	3,395,482
282,970	Pool #CB0245, 2.50%, 4/1/51	225,438
770,969	Pool #CB0437, 2.50%, 5/1/51	614,220
621,064	Pool #CB0480, 2.50%, 5/1/51	494,677
144,813	Pool #CB0576, 2.50%, 5/1/51	115,344
262,603	Pool #CB0582, 2.50%, 5/1/51	209,163
1,934,940	Pool #CB0688, 2.50%, 6/1/51	1,541,640
425,738	Pool #CB0689, 2.50%, 6/1/51	339,100
956,471	Pool #CB0972, 2.50%, 6/1/51	761,651
480,152	Pool #CB1003, 2.50%, 7/1/51	382,351
303,994	Pool #CB1010, 2.50%, 7/1/51	242,074
1,367,610	Pool #CB1060, 2.00%, 7/1/51	1,042,699
1,919,349	Pool #CB1311, 2.50%, 8/1/51	1,528,047
1,715,843	Pool #CB1444, 2.50%, 8/1/51	1,365,711
980,394	Pool #CB1515, 2.50%, 8/1/51	780,336
1,721,680	Pool #CB1532, 2.50%, 9/1/51	1,370,357
1,635,385	Pool #CB1809, 2.50%, 10/1/51	1,301,367
1,045,075	Pool #CB1956, 2.50%, 10/1/51	831,679
888,279	Pool #CB2029, 2.50%, 11/1/51	706,688
1,755,667	Pool #CB2205, 2.50%, 11/1/51	1,396,429
715,479	Pool #CB2268, 2.50%, 12/1/51	569,080
497,019	Pool #CB2467, 2.50%, 12/1/51	395,229
1,813,674	Pool #CB2515, 2.50%, 12/1/51	1,442,230
2,854,757	Pool #CB2761, 3.00%, 2/1/52	2,367,949
5,914,686	Pool #CB2797, 3.00%, 2/1/52	4,906,083
5,779,500	Pool #CB2938, 3.00%, 2/1/52	4,788,639
1,171,726	Pool #CB3052, 3.00%, 2/1/52	970,840
1,251,556	Pool #CB3249, 3.00%, 4/1/52	1,037,022
1,974,252	Pool #CB3281, 3.50%, 4/1/52	1,699,264
427,883	Pool #CB3413, 3.50%, 4/1/52	369,388

25

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Access Capital Community Investment Fund (cont.)

September 30, 2023

Principal Amount		Value
$ 817,513	Pool #CB3489, 2.50%, 4/1/52	$648,978
646,870	Pool #CB3490, 3.00%, 4/1/52	535,817
7,473,790	Pool #CB3797, 4.00%, 6/1/52	6,661,996
5,479,271	Pool #CB4056, 4.50%, 7/1/52	5,029,599
2,915,448	Pool #CB4208, 4.50%, 7/1/52	2,676,184
2,381,449	Pool #CB4272, 4.50%, 7/1/52	2,186,009
9,483,791	Pool #CB4314, 4.50%, 8/1/52	8,705,476
12,301,441	Pool #CB4463, 4.50%, 8/1/52	11,291,888
361,398	Pool #CB4473, 4.50%, 8/1/52	332,158
4,805,777	Pool #CB4539, 4.50%, 9/1/52	4,411,377
4,609,022	Pool #CB4595, 4.00%, 9/1/52	4,106,251
6,089,962	Pool #CB4767, 5.00%, 9/1/52	5,745,222
2,901,448	Pool #CB4966, 5.50%, 10/1/52	2,806,348
1,626,770	Pool #CB4967, 5.50%, 10/1/52	1,573,580
10,215,653	Pool #CB5037, 5.50%, 11/1/52	9,877,656
4,271,422	Pool #CB5048, 6.00%, 11/1/52	4,217,537
5,843,710	Pool #CB5166, 6.00%, 11/1/52	5,769,992
2,989,509	Pool #CB5199, 6.00%, 11/1/52	2,951,796
5,603,831	Pool #CB5202, 6.50%, 11/1/52	5,629,760
444,687	Pool #CB5220, 6.50%, 12/1/52	446,744
3,199,522	Pool #CB5343, 6.00%, 12/1/52	3,159,160
332,104	Pool #CB5344, 6.50%, 12/1/52	336,917
1,725,984	Pool #CB5385, 6.00%, 12/1/52	1,703,369
2,390,379	Pool #CB5392, 6.00%, 12/1/52	2,359,058
2,740,915	Pool #CB5549, 6.00%, 1/1/53	2,705,001
1,091,841	Pool #CB5586, 6.00%, 1/1/53	1,077,534
4,709,588	Pool #CB5728, 5.50%, 2/1/53	4,554,015
1,442,546	Pool #CB5732, 5.50%, 2/1/53	1,394,460
4,581,322	Pool #CB5797, 5.50%, 3/1/53	4,426,482
2,087,711	Pool #CB5804, 6.00%, 2/1/53	2,061,406
2,867,589	Pool #CB5946, 5.50%, 3/1/53	2,770,670
2,180,039	Pool #CB5980, 5.50%, 3/1/53	2,107,066
184,833	Pool #CB6005, 5.50%, 4/1/53	178,646
1,923,103	Pool #CB6126, 5.00%, 4/1/53	1,813,842
511,599	Pool #CB6138, 5.00%, 4/1/53	482,625
617,373	Pool #CB6208, 5.50%, 5/1/53	596,708
420,736	Pool #CB6368, 5.00%, 5/1/53	396,832
1,351,793	Pool #CB6400, 5.00%, 5/1/53	1,274,991
1,442,889	Pool #CB6564, 5.50%, 6/1/53	1,408,547
336,081	Pool #CB6607, 5.50%, 7/1/53	324,933
350,808	Pool #CB6783, 5.00%, 7/1/53	331,049
249,540	Pool #CB6826, 5.50%, 7/1/53	243,079
1,861,782	Pool #CB6953, 5.50%, 8/1/53	1,812,549
2,397,911	Pool #CB6955, 6.00%, 8/1/53	2,391,548
2,976,942	Pool #CB7160, 6.50%, 9/1/53	3,015,166
348,000	Pool #CB7202, 6.50%, 10/1/53	352,713
3,377,129	Pool #CB7222, 5.50%, 10/1/53	3,262,988
1,562,917	Pool #CB7223, 6.00%, 10/1/53	1,542,418

26

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Access Capital Community Investment Fund (cont.)

September 30, 2023

Principal Amount		Value
$ 45,613	Pool #MC0013, 5.50%, 12/1/38	$45,708
74,529	Pool #MC0014, 5.50%, 12/1/38	74,685
61,836	Pool #MC0016, 5.50%, 11/1/38	61,966
59,084	Pool #MC0038, 4.50%, 3/1/39	55,952
40,437	Pool #MC0059, 4.00%, 4/1/39	37,108
71,930	Pool #MC0081, 4.00%, 5/1/39	65,973
77,393	Pool #MC0127, 4.50%, 7/1/39	73,284
330,499	Pool #MC0154, 4.50%, 8/1/39	312,929
77,811	Pool #MC0160, 4.50%, 8/1/39	73,680
169,518	Pool #MC0177, 4.50%, 9/1/39	160,520
106,672	Pool #MC0270, 4.50%, 3/1/40	98,856
211,989	Pool #MC0325, 4.50%, 7/1/40	200,212
135,460	Pool #MC0584, 4.00%, 1/1/42	124,080

		337,027,036

FNMA, TBA — 0.66%
4,374,000	5.21%, 10/1/28(a)	4,351,959

Freddie Mac — 32.09%
416,601	Pool #Q63813, 3.50%, 4/1/49	363,329
735,848	Pool #QB5148, 2.00%, 11/1/50	562,490
1,206,170	Pool #QB5731, 2.00%, 11/1/50	922,383
1,852,348	Pool #QB5732, 2.50%, 11/1/50	1,476,198
1,683,496	Pool #QB6982, 2.00%, 11/1/50	1,286,883
476,155	Pool #QB6992, 1.50%, 12/1/50	343,914
1,141,319	Pool #QC4676, 2.50%, 7/1/51	908,848
769,569	Pool #QC6090, 2.50%, 8/1/51	612,675
1,686,102	Pool #QC6108, 2.50%, 8/1/51	1,342,039
1,022,082	Pool #QC6643, 2.50%, 8/1/51	813,518
1,076,293	Pool #QC9175, 2.50%, 10/1/51	856,466
1,724,662	Pool #QD0152, 2.50%, 10/1/51	1,372,089
266,501	Pool #QD1762, 2.00%, 11/1/51	202,989
2,576,918	Pool #QD4183, 2.50%, 12/1/51	2,049,639
827,298	Pool #QD7419, 3.00%, 2/1/52	686,019
384,357	Pool #QE0994, 3.50%, 4/1/52	330,881
3,205,699	Pool #QE2342, 4.00%, 5/1/52	2,857,997
4,811,055	Pool #QE7866, 4.00%, 8/1/52	4,286,991
1,177,135	Pool #QE9025, 4.00%, 8/1/52	1,048,911
598,471	Pool #QE9026, 5.00%, 8/1/52	564,542
1,045,019	Pool #QE9027, 4.50%, 8/1/52	959,257
1,401,422	Pool #QF0539, 4.00%, 9/1/52	1,248,549
2,020,445	Pool #QF3474, 6.00%, 11/1/52	1,994,266
245,761	Pool #QG5944, 5.00%, 6/1/53	231,798
241,850	Pool #RA1234, 3.50%, 8/1/49	210,598
256,588	Pool #RA1382, 3.00%, 9/1/49	214,805
1,332,020	Pool #RA1383, 3.00%, 9/1/49	1,115,111
252,545	Pool #RA1470, 3.00%, 10/1/49	211,420
269,509	Pool #RA1713, 3.00%, 11/1/49	225,622

27

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Access Capital Community Investment Fund (cont.)

September 30, 2023

Principal Amount		Value
$ 468,387	Pool #RA1714, 3.00%, 11/1/49	$392,114
625,484	Pool #RA1716, 3.00%, 11/1/49	523,629
467,753	Pool #RA1724, 2.50%, 10/1/49	375,743
373,264	Pool #RA1979, 3.00%, 12/1/49	312,361
898,072	Pool #RA1987, 3.00%, 12/1/49	751,828
1,387,719	Pool #RA1988, 3.00%, 1/1/50	1,161,740
753,637	Pool #RA2158, 3.00%, 2/1/50	630,126
733,069	Pool #RA2162, 3.00%, 2/1/50	612,928
728,599	Pool #RA2255, 3.00%, 3/1/50	609,191
1,067,918	Pool #RA2256, 3.00%, 3/1/50	892,900
723,295	Pool #RA2340, 3.00%, 3/1/50	604,673
291,918	Pool #RA2395, 2.50%, 4/1/50	233,019
1,361,138	Pool #RA3207, 2.50%, 7/1/50	1,085,495
2,815,312	Pool #RA3208, 2.50%, 7/1/50	2,245,186
816,846	Pool #RA3339, 2.00%, 8/1/50	625,166
1,314,012	Pool #RA3552, 2.00%, 9/1/50	1,005,667
1,139,741	Pool #RA3553, 2.50%, 8/1/50	908,721
3,399,854	Pool #RA3679, 2.00%, 9/1/50	2,600,993
1,644,340	Pool #RA3680, 2.50%, 9/1/50	1,311,040
483,742	Pool #RA3733, 2.00%, 10/1/50	370,077
708,495	Pool #RA3734, 2.50%, 10/1/50	564,755
799,059	Pool #RA3747, 2.00%, 9/1/50	611,552
1,652,553	Pool #RA3751, 2.00%, 10/1/50	1,268,738
2,494,359	Pool #RA3803, 1.50%, 12/1/50	1,801,128
389,618	Pool #RA3861, 1.50%, 10/1/50	281,485
1,563,993	Pool #RA3862, 2.00%, 10/1/50	1,196,503
1,592,180	Pool #RA3917, 1.50%, 10/1/50	1,150,295
3,453,194	Pool #RA3918, 2.00%, 10/1/50	2,640,729
794,626	Pool #RA3928, 1.50%, 11/1/50	573,937
198,155	Pool #RA3929, 2.00%, 10/1/50	152,475
549,972	Pool #RA4018, 2.00%, 1/1/51	420,064
507,092	Pool #RA4055, 2.00%, 11/1/50	387,784
698,316	Pool #RA4056, 1.50%, 11/1/50	504,375
6,973,674	Pool #RA4195, 2.00%, 12/1/50	5,330,751
4,654,447	Pool #RA4254, 2.00%, 12/1/50	3,556,466
830,394	Pool #RA4274, 1.50%, 12/1/50	599,771
1,020,669	Pool #RA4357, 2.00%, 1/1/51	779,894
1,509,727	Pool #RA4377, 2.00%, 2/1/51	1,158,383
2,186,464	Pool #RA4420, 2.00%, 1/1/51	1,670,001
3,104,003	Pool #RA4503, 2.00%, 2/1/51	2,370,808
860,058	Pool #RA4548, 2.00%, 2/1/51	656,904
1,850,094	Pool #RA4578, 2.00%, 2/1/51	1,412,852
296,234	Pool #RA4590, 2.00%, 2/1/51	226,223
277,232	Pool #RA4597, 2.00%, 2/1/51	211,747
243,837	Pool #RA4618, 2.00%, 2/1/51	186,240
804,833	Pool #RA4621, 2.00%, 2/1/51	614,623
1,353,813	Pool #RA4738, 2.00%, 3/1/51	1,033,859
3,730,076	Pool #RA4745, 2.00%, 3/1/51	2,848,529

28

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Access Capital Community Investment Fund (cont.)

September 30, 2023

Principal Amount		Value
$1,385,544	Pool #RA4775, 2.00%, 3/1/51	$1,058,092
1,102,992	Pool #RA4835, 2.50%, 3/1/51	878,943
2,115,984	Pool #RA4872, 2.50%, 4/1/51	1,686,167
7,706,365	Pool #RA5020, 2.00%, 4/1/51	5,883,170
3,234,341	Pool #RA5021, 1.50%, 4/1/51	2,329,946
401,631	Pool #RA5043, 2.50%, 4/1/51	319,974
639,910	Pool #RA5045, 2.50%, 5/1/51	509,807
2,947,837	Pool #RA5068, 2.00%, 4/1/51	2,249,697
1,646,352	Pool #RA5173, 2.50%, 4/1/51	1,311,625
960,644	Pool #RA5195, 2.50%, 5/1/51	762,592
761,252	Pool #RA5197, 2.50%, 5/1/51	606,478
1,307,013	Pool #RA5217, 2.50%, 5/1/51	1,051,708
1,103,854	Pool #RA5237, 2.50%, 5/1/51	879,424
2,054,171	Pool #RA5350, 2.50%, 6/1/51	1,636,146
1,588,491	Pool #RA5387, 2.50%, 6/1/51	1,274,830
236,021	Pool #RA5404, 2.50%, 6/1/51	187,947
7,637,453	Pool #RA5427, 2.50%, 6/1/51	6,081,808
1,114,199	Pool #RA5509, 2.50%, 7/1/51	887,252
465,943	Pool #RA5525, 2.50%, 7/1/51	371,037
706,875	Pool #RA5541, 2.50%, 7/1/51	562,894
1,978,670	Pool #RA5621, 2.50%, 8/1/51	1,575,274
237,966	Pool #RA5686, 2.50%, 7/1/51	189,508
1,691,996	Pool #RA5701, 2.00%, 8/1/51	1,289,599
1,552,311	Pool #RA5719, 2.50%, 10/1/51	1,234,972
3,186,392	Pool #RA5726, 2.50%, 8/1/51	2,536,183
1,757,370	Pool #RA5796, 2.50%, 8/1/51	1,398,764
1,873,797	Pool #RA5873, 2.50%, 9/1/51	1,491,433
703,850	Pool #RA5874, 2.50%, 9/1/51	560,093
2,588,167	Pool #RA5948, 2.50%, 12/1/51	2,058,721
157,077	Pool #RA5951, 2.50%, 9/1/51	124,995
3,725,511	Pool #RA6030, 2.50%, 10/1/51	2,964,597
65,073	Pool #RA6108, 3.50%, 3/1/52	56,029
1,283,903	Pool #RA6117, 2.50%, 10/1/51	1,021,435
1,305,959	Pool #RA6276, 2.50%, 11/1/51	1,038,981
386,232	Pool #RA6305, 2.50%, 11/1/51	307,275
1,238,139	Pool #RA6317, 2.50%, 11/1/51	985,026
86,418	Pool #RA6389, 2.50%, 11/1/51	69,285
1,883,235	Pool #RA6516, 2.50%, 12/1/51	1,497,545
1,398,206	Pool #RA6687, 3.00%, 1/1/52	1,159,777
2,886,658	Pool #RA6743, 2.50%, 1/1/52	2,295,465
2,014,536	Pool #RA6760, 3.00%, 2/1/52	1,671,007
938,458	Pool #RA6782, 3.00%, 2/1/52	781,244
2,402,723	Pool #RA6801, 3.00%, 2/1/52	1,998,152
3,810,352	Pool #RA6858, 3.00%, 3/1/52	3,157,090
1,495,163	Pool #RA6930, 3.50%, 3/1/52	1,287,369
1,072,773	Pool #RA6978, 3.50%, 3/1/52	929,284
1,763,679	Pool #RA6983, 2.50%, 3/1/52	1,400,576

29

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Access Capital Community Investment Fund (cont.)

September 30, 2023

Principal Amount		Value
$ 478,258	Pool #RA7098, 3.50%, 3/1/52	$411,717
170,513	Pool #RA7146, 3.50%, 4/1/52	146,762
2,092,442	Pool #RA7162, 3.50%, 4/1/52	1,800,992
209,517	Pool #RA7284, 3.50%, 4/1/52	180,874
109,906	Pool #RA7344, 4.00%, 4/1/52	98,334
6,329,896	Pool #RA7454, 4.00%, 6/1/52	5,641,368
4,239,814	Pool #RA7469, 4.00%, 5/1/52	3,779,291
8,926,443	Pool #RA7503, 4.50%, 7/1/52	8,193,869
2,926,382	Pool #RA7714, 4.50%, 7/1/52	2,686,220
2,644,611	Pool #RA7872, 4.50%, 9/1/52	2,427,573
4,918,383	Pool #RA7897, 4.50%, 9/1/52	4,514,742
3,280,590	Pool #RA8627, 5.50%, 3/1/53	3,172,463
1,914,465	Pool #RA8684, 5.00%, 3/1/53	1,806,049
332,554	Pool #RA9790, 6.00%, 9/1/53	328,623
1,016,750	Pool #RA9975, 6.00%, 10/1/53	1,003,939
970,268	Pool #WA3211, 1.91%, 9/1/35	687,333
1,064,608	Pool #WA3305, 1.75%, 6/1/37	690,413
932,811	Pool #WA5002, 2.62%, 11/1/31	783,741
250,000	Pool #WN2304, 4.45%, 12/1/32	229,199
1,000,000	Pool #WN3049, 2.39%, 9/1/31	816,934
424,143	Pool #ZA4828, 4.00%, 3/1/47	384,092
58,422	Pool #ZA4891, 3.50%, 3/1/47	51,356
427,924	Pool #ZA4892, 4.00%, 5/1/47	387,597
462,357	Pool #ZA4893, 3.50%, 4/1/47	405,685
647,060	Pool #ZA4912, 3.50%, 5/1/47	565,474
610,903	Pool #ZA4913, 4.00%, 5/1/47	553,216
910,660	Pool #ZA5070, 3.50%, 11/1/47	796,149
155,222	Pool #ZA5090, 3.50%, 11/1/47	136,097
647,267	Pool #ZA5174, 3.50%, 12/1/47	565,654
1,402,742	Pool #ZA5238, 3.50%, 2/1/48	1,225,873
408,562	Pool #ZA5245, 3.50%, 1/1/48	357,047
954,570	Pool #ZA5253, 3.50%, 1/1/48	834,537
380,731	Pool #ZA5254, 4.00%, 1/1/48	345,811
582,552	Pool #ZA5308, 4.00%, 1/1/48	527,542
756,227	Pool #ZA5575, 4.00%, 7/1/48	683,761
616,960	Pool #ZA5637, 4.50%, 8/1/48	576,434
515,042	Pool #ZA5645, 4.00%, 8/1/48	465,598
58,578	Pool #ZA6576, 3.50%, 4/1/49	51,258
81,207	Pool #ZI0238, 5.00%, 6/1/33	79,467
144,721	Pool #ZI0412, 5.00%, 8/1/33	141,622
60,444	Pool #ZI0543, 4.50%, 8/1/33	58,127
42,890	Pool #ZI0549, 5.00%, 8/1/33	41,975
103,558	Pool #ZI1023, 5.50%, 11/1/33	103,140
81,066	Pool #ZI1353, 5.50%, 1/1/34	80,738
122,370	Pool #ZI1493, 5.50%, 1/1/34	121,875
97,194	Pool #ZI1524, 5.50%, 2/1/34	96,802
141,280	Pool #ZI1689, 5.50%, 4/1/34	140,680
56,434	Pool #ZI1802, 5.50%, 4/1/34	56,194

30

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Access Capital Community Investment Fund (cont.)

September 30, 2023

Principal Amount		Value
$124,403	Pool #ZI1991, 5.00%, 5/1/34	$121,726
96,090	Pool #ZI2332, 5.00%, 6/1/34	94,023
132,977	Pool #ZI2939, 5.50%, 12/1/34	132,411
79,814	Pool #ZI3102, 5.00%, 1/1/35	78,097
76,214	Pool #ZI3254, 5.50%, 4/1/35	75,927
161,959	Pool #ZI3507, 5.00%, 9/1/35	158,524
89,646	Pool #ZI3713, 5.00%, 5/1/35	87,749
74,356	Pool #ZI4118, 5.50%, 1/1/36	74,076
132,853	Pool #ZI4120, 5.50%, 1/1/36	132,351
181,510	Pool #ZI4200, 5.50%, 2/1/36	180,825
77,517	Pool #ZI4201, 6.00%, 2/1/36	79,363
60,227	Pool #ZI4429, 5.00%, 6/1/35	58,952
53,819	Pool #ZI4521, 5.50%, 7/1/35	53,616
151,857	Pool #ZI4572, 5.50%, 8/1/35	151,284
59,690	Pool #ZI4605, 5.50%, 9/1/35	59,465
6,859	Pool #ZI4606, 5.50%, 9/1/35	6,833
37,661	Pool #ZI4704, 5.00%, 11/1/35	36,865
110,858	Pool #ZI4705, 5.00%, 11/1/35	108,512
46,824	Pool #ZI4706, 5.50%, 11/1/35	46,648
194,387	Pool #ZI4979, 6.00%, 6/1/36	200,779
31,345	Pool #ZI5006, 6.00%, 6/1/36	32,363
162,245	Pool #ZI5912, 5.50%, 4/1/37	162,332
83,979	Pool #ZI6311, 5.50%, 6/1/37	84,024
56,646	Pool #ZI6814, 6.00%, 10/1/37	58,513
50,751	Pool #ZI6976, 5.50%, 7/1/37	50,779
197,334	Pool #ZI9925, 5.00%, 4/1/40	192,011
65,813	Pool #ZJ0038, 4.50%, 5/1/40	62,153
204,593	Pool #ZJ0482, 4.50%, 9/1/40	193,215
214,656	Pool #ZJ0844, 4.00%, 12/1/40	196,865
116,413	Pool #ZJ1058, 4.00%, 12/1/40	106,765
86,630	Pool #ZJ1264, 4.00%, 1/1/41	79,450
228,648	Pool #ZJ1444, 4.00%, 3/1/41	209,443
96,392	Pool #ZJ1445, 4.50%, 3/1/41	90,986
45,698	Pool #ZJ5032, 6.50%, 5/1/31	46,983
27,828	Pool #ZJ5458, 6.50%, 11/1/31	28,614
23,743	Pool #ZJ5928, 6.50%, 3/1/32	24,478
71,064	Pool #ZJ6638, 6.00%, 11/1/32	72,080
58,103	Pool #ZJ6955, 5.50%, 3/1/33	57,868
41,925	Pool #ZJ6956, 5.50%, 3/1/33	41,755
45,970	Pool #ZK4661, 2.50%, 11/1/27	43,417
285,802	Pool #ZL2630, 3.50%, 12/1/41	253,139
317,876	Pool #ZL2708, 3.50%, 1/1/42	281,547
839,332	Pool #ZL5676, 3.00%, 4/1/43	717,542
386,353	Pool #ZL6090, 3.00%, 6/1/43	330,291
181,759	Pool #ZL6097, 3.00%, 6/1/43	155,406
534,485	Pool #ZL9372, 3.00%, 4/1/45	453,525
344,083	Pool #ZL9669, 3.50%, 6/1/45	302,427

31

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Access Capital Community Investment Fund (cont.)

September 30, 2023

Principal Amount		Value
$ 196,564	Pool #ZM1422, 3.50%, 7/1/46	$171,996
213,802	Pool #ZM1423, 3.50%, 7/1/46	187,079
156,113	Pool #ZM1736, 3.00%, 9/1/46	132,294
866,661	Pool #ZM1738, 3.00%, 9/1/46	732,169
522,094	Pool #ZM8750, 4.00%, 9/1/48	472,064
283,236	Pool #ZN1022, 4.00%, 11/1/48	256,095
10,643	Pool #ZN5269, 6.50%, 10/1/31	10,943
62,263	Pool #ZN5321, 5.50%, 5/1/34	61,998
38,112	Pool #ZN5322, 5.50%, 5/1/34	37,950
45,149	Pool #ZN5332, 5.00%, 11/1/34	44,179
599,962	Series 2017-SB42, Class A10F, 2.96%, 10/25/27(b)	554,005
342,335	Series 2018-SB52, Class A10F, 3.48%, 6/25/28(b)	320,146
706,041	Series 2018-SB53, Class A10F, 3.66%, 6/25/28(b)	660,099
271,985	Series 2018-SB56, Class A10F, 3.70%, 10/25/28(b)	254,890
479,376	Series 2019-SB64, Class A10F, 2.71%, 5/25/29(b)	433,037
597,211	Series 2019-SB66, Class A5H, 2.32%, 6/25/39(b)	582,242
1,356,090	Series 2020-SB81, Class A10H, 1.26%, 10/25/40(b)	1,086,630
986,263	Series 2022-SB100, Class A10F, 2.01%, 5/25/32(b)	799,798
759,823	Series 2022-SB96, Class A7F, 1.88%, 1/25/29(b)	649,452
2,884,739	Series Q014, Class A1, 1.56%, 1/25/36	2,216,470

		211,536,681

Ginnie Mae — 4.05%
183,849	Pool #442423, 4.00%, 9/20/41	170,039
110,873	Pool #616936, 5.50%, 1/15/36	112,683
691,404	Pool #618363, 4.00%, 9/20/41	636,210
343,403	Pool #664269, 5.85%, 6/15/38	343,403
20,752	Pool #675509, 5.50%, 6/15/38	20,834
136,920	Pool #697672, 5.50%, 12/15/38	138,352
60,179	Pool #697814, 5.00%, 2/15/39	58,954
302,602	Pool #697885, 4.50%, 3/15/39	286,452
93,102	Pool #698112, 4.50%, 5/15/39	86,262
433,933	Pool #698113, 4.50%, 5/15/39	402,051
686,646	Pool #713519, 6.00%, 7/15/39	712,690
159,574	Pool #716822, 4.50%, 4/15/39	151,058
57,135	Pool #716823, 4.50%, 4/15/39	54,086
214,439	Pool #720080, 4.50%, 6/15/39	202,995
242,190	Pool #724629, 5.00%, 7/20/40	237,028
309,825	Pool #726550, 5.00%, 9/15/39	303,922
142,041	Pool #729346, 4.50%, 7/15/41	134,450
210,324	Pool #738844, 3.50%, 10/15/41	186,604
139,991	Pool #738845, 3.50%, 10/15/41	123,558
201,391	Pool #738862, 4.00%, 10/15/41	185,410
171,956	Pool #747241, 5.00%, 9/20/40	168,291
527,321	Pool #748654, 3.50%, 9/15/40	463,839
96,239	Pool #748846, 4.50%, 9/20/40	91,333
254,229	Pool #757016, 3.50%, 11/15/40	227,410
160,074	Pool #757017, 4.00%, 12/15/40	147,696

32

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Access Capital Community Investment Fund (cont.)

September 30, 2023

Principal Amount		Value
$ 251,140	Pool #759297, 4.00%, 1/20/41	$232,260
143,309	Pool #759298, 4.00%, 2/20/41	132,535
140,430	Pool #762877, 4.00%, 4/15/41	128,883
78,329	Pool #763564, 4.50%, 5/15/41	74,143
170,538	Pool #770481, 4.00%, 8/15/41	157,319
39,149	Pool #770482, 4.50%, 8/15/41	37,057
151,405	Pool #770517, 4.00%, 8/15/41	139,391
114,369	Pool #770529, 4.00%, 8/15/41	105,208
44,723	Pool #770537, 4.00%, 8/15/41	41,257
134,808	Pool #770738, 4.50%, 6/20/41	127,982
153,714	Pool #779592, 4.00%, 11/20/41	142,168
101,048	Pool #779593, 4.00%, 11/20/41	93,196
244,565	Pool #AA6312, 3.00%, 4/15/43	211,311
327,029	Pool #AA6424, 3.00%, 5/15/43	279,837
586,535	Pool #AB2733, 3.50%, 8/15/42	520,243
286,619	Pool #AB2745, 3.00%, 8/15/42	245,266
645,955	Pool #AB2841, 3.00%, 9/15/42	552,758
42,843	Pool #AB2843, 3.00%, 9/15/42	37,043
105,325	Pool #AB2852, 3.50%, 9/15/42	93,643
383,293	Pool #AE6946, 3.00%, 6/15/43	331,176
70,396	Pool #AG8915, 4.00%, 2/20/44	64,711
313,680	Pool #AK6446, 3.00%, 1/15/45	267,639
381,117	Pool #AK7036, 3.00%, 4/15/45	322,803
285,163	Pool #AO3594, 3.50%, 8/20/45	254,652
148,276	Pool #AP3887, 3.50%, 9/20/45	130,921
317,447	Pool #AR4919, 3.50%, 3/20/46	282,620
464,292	Pool #AR4970, 3.50%, 4/20/46	407,533
428,289	Pool #AS2921, 3.50%, 4/20/46	377,103
351,062	Pool #AS4332, 3.00%, 6/20/46	298,516
406,201	Pool #AS5511, 3.50%, 3/20/46	357,046
697,992	Pool #AX7237, 3.50%, 11/20/46	616,590
550,654	Pool #BO2104, 3.00%, 8/20/49	463,334
1,471,231	Pool #BR3787, 3.00%, 12/20/49	1,237,931
700,000	Series 2012-100, Class B, 2.31%, 11/16/51(b)	618,371
302,013	Series 2012-107, Class A, 1.15%, 1/16/45	277,206
870,169	Series 2012-115, Class A, 2.13%, 4/16/45	750,060
880,652	Series 2012-120, Class A, 1.90%, 2/16/53	751,871
379,802	Series 2012-131, Class A, 1.90%, 2/16/53	325,100
139,686	Series 2012-144, Class AD, 1.77%, 1/16/53	122,940
111,269	Series 2013-105, Class A, 1.71%, 2/16/37	108,931
85,010	Series 2013-126, Class BK, 2.45%, 10/16/47(b)	74,482
180,023	Series 2013-29, Class AB, 1.77%, 10/16/45	165,112
142,229	Series 2013-63, Class AB, 1.38%, 3/16/45	137,585
290,266	Series 2013-97, Class AC, 2.00%, 6/16/45	260,713
32,869	Series 2015-107, Class AB, 2.50%, 11/16/49	29,247
347,411	Series 2015-114, Class AD, 2.50%, 11/15/51	326,568
171,216	Series 2015-128, Class AD, 2.50%, 12/16/50	158,651

33

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Access Capital Community Investment Fund (cont.)

September 30, 2023

Principal Amount		Value
$146,490	Series 2015-130, Class AH, 2.90%, 8/16/47(b)	$140,110
879,088	Series 2015-135, Class AC, 2.35%, 4/16/49	767,470
350,324	Series 2015-136, Class AC, 2.50%, 3/16/47	317,043
130,256	Series 2015-15, Class A, 2.00%, 11/16/48	116,531
388,230	Series 2015-154, Class AD, 2.50%, 5/16/54	336,931
320,718	Series 2015-171, Class DA, 2.37%, 3/16/46	282,436
286,598	Series 2015-22, Class A, 2.40%, 8/16/47	265,194
425,056	Series 2015-70, Class AB, 2.30%, 11/16/48	375,660
19,355	Series 2015-98, Class AB, 2.20%, 11/16/43	18,856
88,790	Series 2016-11, Class AD, 2.25%, 11/16/43	84,975
155,454	Series 2016-14, Class AB, 2.15%, 8/16/42	145,958
893,849	Series 2016-152, Class EA, 2.20%, 8/15/58	719,649
951,865	Series 2016-157, Class AC, 2.00%, 11/16/50	803,107
21,090	Series 2016-26, Class A, 2.25%, 12/16/55	20,812
270,836	Series 2016-39, Class AH, 2.50%, 9/16/44	250,117
97,944	Series 2016-50, Class A, 2.30%, 7/16/52	93,033
389,901	Series 2016-64, Class CA, 2.30%, 3/16/45	362,901
24,193	Series 2016-67, Class A, 2.30%, 7/16/56	23,920
175,431	Series 2016-94, Class AC, 2.20%, 8/16/57	146,875
118,334	Series 2016-96, Class BA, 1.95%, 3/16/43	111,914
497,487	Series 2017-127, Class AB, 2.50%, 2/16/59	405,879
831,328	Series 2017-135, Class AE, 2.60%, 10/16/58	688,762
296,592	Series 2017-140, Class A, 2.50%, 2/16/59	240,345
79,355	Series 2017-157, Class AH, 2.55%, 2/16/53	71,767
225,885	Series 2017-41, Class AC, 2.25%, 3/16/57	211,085
384,283	Series 2017-46, Class A, 2.50%, 11/16/57	311,084
276,318	Series 2017-71, Class AS, 2.70%, 4/16/57	248,959
173,133	Series 2017-9, Class AE, 2.40%, 9/16/50	154,989
413,684	Series 2018-2, Class AD, 2.40%, 3/16/59	363,845
215,233	Series 2018-26, Class AD, 2.50%, 3/16/52	198,927

		26,795,656

Small Business Administration — 0.25%
88,040	Pool #510751, (Prime Index + 0.325%), 8.58%, 6/25/30(c)	92,060
105,240	Pool #530222, (Prime Index + 0.635%), 8.89%, 7/25/32(c)	111,846
79,604	Pool #530390, (Prime Index - 1.000%), 7.25%, 11/25/33(c)	82,668
274,312	Pool #530413, (Prime Index + 0.825%), 9.08%, 1/25/34(c)	300,208
124,383	Pool #540104, (Prime Index + 2.599%), 10.85%, 3/25/33(c)	139,526
712,419	Pool #540109, (Prime Index + 1.176%), 9.43%, 5/25/33(c)	780,910
109,472	Pool #540110, (Prime Index + 2.502%), 10.75%, 7/25/33(c)	122,765

		1,629,983

Total U.S. Government Agency Backed Mortgages		581,341,315

(Cost $686,682,609)

U.S. Government Agency Obligations — 5.27%
Small Business Administration — 5.27%
135,965	Certificate of Originator’s Fee, 0.23%, 4/15/31(a),(c)	632

34

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Access Capital Community Investment Fund (cont.)

September 30, 2023

Principal Amount		Value
$200,734	Certificate of Originator’s Fee, 0.70%, 4/23/32(a),(c)	$779
560,469	Certificate of Originator’s Fee, 0.98%, 4/15/31(a),(c)	11,097
304,864	Certificate of Originator’s Fee, 1.23%, 3/15/31(a),(c)	7,576
749,754	Certificate of Originator’s Fee, 1.23%, 4/15/31(a),(c)	18,631
404,145	Certificate of Originator’s Fee, 1.23%, 5/15/31(a),(c)	10,043
243,399	Certificate of Originator’s Fee, 1.23%, 5/15/31(a),(c)	6,048
373,275	Certificate of Originator’s Fee, 1.68%, 9/11/32(a),(c)	3,463
531,055	Certificate of Originator’s Fee, 1.93%, 5/4/32(a),(c)	5,660
339,564	Certificate of Originator’s Fee, 2.22%, 2/20/29(a),(c)	4,154
179,714	3.36%, 7/8/24(a),(b)	190,677
276,598	3.85%, 9/16/34(a),(b)	303,728
54,973	4.33%, 12/15/30(a),(c)	62,094
311,037	(Prime Index - 2.600%), 5.65%, 9/25/41(c)	310,276
173,718	(Prime Index - 2.600%), 5.65%, 9/25/41(c)	173,318
233,968	(Prime Index - 2.600%),5.65%, 7/25/42(c)	233,483
555,052	(Prime Index - 2.550%), 5.70%, 7/25/42(c)	554,266
144,299	(Prime Index - 2.525%), 5.73%, 11/25/41(c)	144,200
243,456	(Prime Index - 2.500%), 5.75%, 2/25/28(c)	243,679
101,368	6.08%, 12/19/29(a),(b)	115,283
127,375	6.58%, 4/8/29(a),(c)	145,313
433,104	(Prime Index - 1.400%), 6.85%, 7/25/41(c)	441,409
226,433	7.08%, 7/25/30	221,383
976,925	(Prime Index - 0.675%), 7.58%, 9/25/43(c)	1,017,186
3,804,828	(Prime Index - 0.675%), 7.58%, 11/25/45(c)	3,985,819
2,314,957	(Prime Index - 0.675%), 7.58%, 1/25/46(c)	2,416,079
107,338	(Prime Index - 0.412%), 7.84%, 11/25/27(c)	109,096
913,598	(Prime Index - 0.342%), 7.91%, 12/25/45(c)	961,921
139,825	(Prime Index - 0.187%), 8.06%, 2/25/40(c)	143,537
221,944	(Prime Index - 0.095%), 8.16%, 7/25/29(c)	228,014
54,404	(Prime Index + 0.071%), 8.32%, 12/25/40(c)	56,929
205,708	(Prime Index + 0.092%), 8.34%, 6/25/29(c)	212,071
273,105	(Prime Index + 0.099%), 8.35%, 8/25/29(c)	281,753
506,928	(Prime Index + 0.118%), 8.37%, 1/25/46(c)	541,479
245,557	(Prime Index + 0.188%), 8.44%, 11/25/28(c)	252,295
76,705	(Prime Index + 0.325%), 8.58%, 10/25/30(c)	80,385
2,236,404	(Prime Index + 0.325%), 8.58%, 11/25/30(c)	2,339,144
1,081,926	(Prime Index + 0.325%), 8.58%, 6/25/31(c)	1,134,532
1,366,385	(Prime Index + 0.325%), 8.58%, 7/25/31(c)	1,437,302
455,510	(Prime Index + 0.325%), 8.58%, 2/25/45(c)	486,463
928,998	(Prime Index + 0.325%), 8.58%, 8/25/46(c)	994,947
38,640	(Prime Index + 0.355%), 8.61%, 2/25/26(c)	39,013
2,024,183	(Prime Index + 0.375%), 8.63%, 5/25/31(c)	2,126,032
229,945	(Prime Index + 0.375%), 8.63%, 10/25/31(c)	241,186
927,789	(Prime Index + 0.375%), 8.63%, 8/25/46(c)	988,748
2,185,982	(Prime Index + 0.535%), 8.79%, 12/25/45(c)	2,375,384
1,134,692	(Prime Index + 0.575%), 8.83%, 4/25/31(c)	1,195,012
536,672	(Prime Index + 0.644%), 8.89%, 11/25/30(c)	565,438

35

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Access Capital Community Investment Fund (cont.)

September 30, 2023

Principal Amount		Value
$ 36,868	(Prime Index + 0.700%), 8.95%, 2/25/28(c)	$38,076
338,291	(Prime Index + 0.724%), 8.97%, 5/25/29(c)	351,531
263,062	(Prime Index + 0.759%), 9.01%, 3/25/30(c)	273,932
128,356	(Prime Index + 0.781%), 9.03%, 3/25/29(c)	133,171
169,116	(Prime Index + 0.796%), 9.05%, 2/25/28(c)	174,801
102,901	(Prime Index + 0.818%), 9.07%, 9/25/28(c)	106,208
305,809	(Prime Index + 0.820%), 9.07%, 6/25/29(c)	317,176
250,344	(Prime Index + 0.828%), 9.08%, 2/25/29(c)	259,242
46,197	9.08%, 9/25/29	47,198
1,311,283	(Prime Index + 0.825%), 9.08%, 9/25/31(c)	1,392,922
47,337	(Prime Index + 0.860%), 9.11%, 6/25/28(c)	48,865
103,512	(Prime Index + 0.864%), 9.11%, 3/25/31(c)	109,418
184,827	(Prime Index + 0.879%), 9.13%, 8/25/30(c)	194,853
87,661	(Prime Index + 0.886%), 9.14%, 2/25/30(c)	91,413
237,869	(Prime Index + 0.901%), 9.15%, 7/25/30(c)	249,170
756,688	(Prime Index + 0.908%), 9.16%, 12/25/30(c)	798,552
28,568	(Prime Index + 0.673%), 9.17%, 8/25/27(c)	29,319
51,216	(Prime Index + 0.931%), 9.18%, 1/25/29(c)	53,069
127,727	(Prime Index + 0.941%), 9.19%, 5/25/29(c)	133,811
53,284	(Prime Index + 0.937%), 9.19%, 7/25/29(c)	55,933
140,456	(Prime Index + 0.971%), 9.22%, 7/25/29(c)	145,606
134,418	(Prime Index + 0.992%), 9.24%, 1/25/31(c)	142,011
34,360	(Prime Index + 1.013%), 9.26%, 11/25/28(c)	35,804
220,094	(Prime Index + 1.031%), 9.28%, 2/25/31(c)	233,008
108,111	(Prime Index + 1.050%), 9.30%, 9/25/29(c)	113,645
189,571	(Prime Index + 1.062%), 9.31%, 12/25/29(c)	199,606
116,833	(Prime Index + 1.069%), 9.32%, 6/25/30(c)	123,397
237,158	(Prime Index + 1.164%), 9.41%, 9/25/28(c)	246,099
21,190	(Prime Index + 1.199%), 9.45%, 11/25/26(c)	21,799
145,956	(Prime Index + 1.217%), 9.47%, 5/25/29(c)	152,280
80,742	(Prime Index + 1.219%), 9.47%, 6/25/29(c)	84,845
387,967	(Prime Index + 1.284%), 9.53%, 6/25/31(c)	415,692
64,812	(Prime Index + 1.309%), 9.56%, 10/25/31(c)	69,859
153,625	(Prime Index + 1.575%), 9.83%, 7/25/30(c)	162,848
20,459	(Prime Index + 1.604%), 9.85%, 7/25/28(c)	21,133
76,439	9.88%, 6/7/29(a)	76,606
51,083	(Prime Index + 2.325%), 10.58%, 10/25/30(c)	54,943
174,122	(Prime Index + 2.325%), 10.58%, 1/25/31(c)	189,904

		34,764,702

Total U.S. Government Agency Obligations		34,764,702

(Cost $35,926,570)

Municipal Bonds — 1.99%
California — 0.85%
2,000,000	California Health Facilities Financing Authority Revenue, 2.93%, 6/1/32, Callable 6/1/29 @ 100	1,643,382

36

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Access Capital Community Investment Fund (cont.)

September 30, 2023

Principal Amount		Value
$820,000	California Statewide Communities Development Authority Revenue, Series B, 5.25%, 10/20/42, (Credit Support: Ginnie Mae), Callable 10/30/23 @ 100	$769,006
200,000	City & County of San Francisco GO, 1.95%, 6/15/27	178,393
1,790,000	City & County of San Francisco GO, Series A, 1.78%, 6/15/29	1,485,272
1,675,000	City of Los Angeles Housing GO, Series A, 2.95%, 9/1/28, Callable 9/1/27 @ 100	1,532,111

		5,608,164

Colorado — 0.02%
125,530	Colorado Housing & Finance Authority Revenue, Series V, 3.40%, 11/1/45, (Credit Support: FHA)	102,164

District of Columbia — 0.07%
545,578	District of Columbia Housing Finance Agency Series 2017 Revenue, Series A, 3.24%, 3/1/49, (Credit Support: FHA), Callable 1/1/70 @ 100	483,196

Illinois — 0.03%
200,000	City of Chicago Multi Family Revenue, Mercy Preservation Project, 4.55%, 8/1/26, (Credit Support: Freddie Mac), Callable 10/30/23 @ 100	200,050

Minnesota — 0.06%
460,396	City of Minnetonka Housing Revenue, Series A, 3.00%, 11/1/34, (Credit Support: Fannie Mae)	390,527

Missouri — 0.09%
788,827	Missouri Housing Development Commission Revenue, Series 1, 3.75%, 3/1/42, (Credit Support: FHA), Callable 3/1/25 @ 100	588,830

New York — 0.74%
200,000	New York City Housing Development Corp. Revenue, Series G, 2.37%, 5/1/24	196,128
40,000	New York City Housing Development Corp. Revenue, Series G, 2.47%, 11/1/24	38,637
300,000	New York City Housing Development Corp. Revenue, Series B, 1.02%, 5/1/26	268,180
300,000	New York City Housing Development Corp. Revenue, Series G, 2.62%, 5/1/26, Callable 11/1/25 @ 100	279,507
200,000	New York City Housing Development Corp. Revenue, Series B, 1.12%, 11/1/26	175,841
500,000	New York City Housing Development Corp. Revenue, Series B, 3.56%, 11/1/26, Callable 2/1/26 @ 100	473,708
160,000	New York City Housing Development Corp. Revenue, Series B, 1.38%, 5/1/27	139,260
250,000	New York City Housing Development Corp. Revenue, Series B, 1.48%, 11/1/27	214,614

37

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Access Capital Community Investment Fund (cont.)

September 30, 2023

Principal Amount		Value

$1,000,000	New York City Housing Development Corp. Revenue, Series B, 3.61%, 11/1/27, Callable 2/1/26 @ 100	$935,582
500,000	New York City Housing Development Corp. Revenue, State of New York Mortgage Agency, 3.33%, 2/1/28, (Credit Support: SONYMA), Callable 8/1/25 @ 100	457,495
500,000	New York City Housing Development Corp. Revenue, Series B, 3.81%, 11/1/29, Callable 2/1/26 @ 100	456,500
330,000	New York State Housing Finance Agency Revenue, Series A, 4.50%, 11/15/27, Callable 10/30/23 @ 100	321,337
1,000,000	New York State Housing Finance Agency Revenue, Series A, 4.65%, 11/15/38, Callable 10/30/23 @ 100	926,154

		4,882,943

Vermont — 0.02%
100,000	Vermont Housing Finance Agency Revenue, 3.45%, 11/1/29	88,990

Washington — 0.11%
800,000	City of Seattle WA GO, Series B, 3.38%, 12/1/28, Callable 12/1/27 @ 100	734,862

Total Municipal Bonds		13,079,726

(Cost $14,668,978)

Corporate Bond — 0.03%
Consumer, Non-cyclical — 0.03%
185,000	Montefiore Medical Center, 2.15%, 10/20/26	174,211

Total Corporate Bond		174,211

(Cost $185,000)

Shares

Investment Company — 5.73%
37,795,609	RBC BlueBay U.S. Goverment Money Market Fund, Institutional Class 1(d)	37,795,609

Total Investment Company		37,795,609

(Cost $37,795,609)

Total Investments		$667,155,563
(Cost $775,258,766)(e) — 101.17%

Liabilities in excess of other assets — (1.17)%		(7,688,707)

NET ASSETS — 100.00%		$659,466,856

38

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Access Capital Community Investment Fund (cont.)

September 30, 2023

(a)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.

(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	Floating rate note. Rate shown is as of report date. (d) Affiliated investment.

(e)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Financial futures contracts as of September 30, 2023:

Long Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value		Clearinghouse
10 Year U.S. Ultra Treasury Bond	185	December 2023	$ (464,948)	USD	$20,639,063	Barclays Capital Group
2 Year U.S. Treasury Note	100	December 2023	(69,591)	USD	20,271,094	Barclays Capital Group
30 Year U.S. Treasury Bond	60	December 2023	(292,688)	USD	6,826,875	Barclays Capital Group
5 Year U.S. Treasury Note	295	December 2023	(211,212)	USD	31,081,017	Barclays Capital Group

Total			$(1,038,439)

Abbreviations used are defined below:

FHA - Insured by Federal Housing Administration

GO - General Obligations

SONYMA - State of New York Mortgage Agency

TBA - To-be-announced

USD - United States Dollar

See Notes to the Financial Statements.

39

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Impact Bond Fund

September 30, 2023

Principal Amount		Value

Corporate Bonds — 26.56%
Communications — 0.85%
$2,670,000	Vodafone Group Plc, 4.38%, 2/19/43	$2,057,390

Consumer, Non-cyclical — 15.88%
545,000	AbbVie, Inc., 3.60%, 5/14/25	526,852
2,030,000	AbbVie, Inc., 3.80%, 3/15/25	1,973,374
1,525,000	Amgen, Inc., 4.20%, 2/22/52	1,138,499
3,500,000	Amgen, Inc., 5.25%, 3/2/33	3,344,806
2,892,000	Astrazeneca Finance LLC, 1.75%, 5/28/28	2,472,796
490,000	Astrazeneca Finance LLC, 2.25%, 5/28/31	393,932
2,500,000	Baxalta, Inc., 4.00%, 6/23/25	2,424,905
1,089,000	Becton Dickinson & Co., 4.67%, 6/6/47	904,849
4,200,000	Becton Dickinson & Co., 4.69%, 2/13/28	4,068,971
995,000	DH Europe Finance II Sarl, 2.60%, 11/15/29	853,450
100,000	Doris Duke Charitable Foundation (The), Series 2020, 2.35%, 7/1/50	53,820
1,850,000	EMD Finance LLC, 3.25%, 3/19/25(a)	1,783,161
1,500,000	Gilead Sciences, Inc., 3.65%, 3/1/26	1,435,687
2,114,000	Haleon US Capital LLC, 3.63%, 3/24/32	1,814,095
400,000	John D and Catherine T MacArthur Foundation, 1.30%, 12/1/30	293,870
2,500,000	Kenvue, Inc., 5.05%, 3/22/53(a)	2,265,123
1,200,000	Mary Free Bed Rehabilitation Hospital, Series 2021, 3.79%, 4/1/51	849,844
150,000	Mass General Brigham, Inc., Series 2020, 3.19%, 7/1/49	97,919
250,000	Medtronic, Inc., 4.38%, 3/15/35	226,221
2,600,000	Pfizer Investment Enterprises Pte Ltd., 5.11%, 5/19/43	2,387,367
2,500,000	Reckitt Benckiser Treasury Services Plc, 3.00%, 6/26/27(a)	2,297,056
2,000,000	Revvity, Inc., 3.63%, 3/15/51	1,280,908
2,000,000	Southeast Alaska Regional Health Consortium, 2.26%, 7/1/31	1,485,381
2,250,000	Thermo Fisher Scientific, Inc., 2.00%, 10/15/31	1,742,394
100,000	Trinity Health Corp., 4.13%, 12/1/45	78,613
2,350,000	UnitedHealth Group, Inc., 5.05%, 4/15/53	2,103,422

		38,297,315

Financial — 5.46%
350,000	Andrew W Mellon Foundation (The), Series 2020, 0.95%, 8/1/27	299,180
250,000	BlueHub Loan Fund, Inc., Series 2020, 2.89%, 1/1/27	230,139
2,375,000	BlueHub Loan Fund, Inc., Series 2020, 3.10%, 1/1/30	1,946,188
1,600,000	Bridge Housing Corp., 3.25%, 7/15/30	1,361,948
250,000	Community Preservation Corp. (The), Series 2020, 2.87%, 2/1/30	208,805
2,100,000	Healthcare Realty Holdings LP, REIT, 2.40%, 3/15/30	1,613,222
590,000	Low Income Investment Fund, Series 2019, 3.39%, 7/1/26	544,856
1,300,000	Low Income Investment Fund, Series 2019, 3.71%, 7/1/29	1,143,854
2,000,000	National Community Renaissance of California, Series 2022, 3.27%, 12/1/32	1,613,645

40

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Impact Bond Fund (cont.)

September 30, 2023

Principal Amount		Value

$2,160,000	Preservation of Affordable Housing, Inc., 4.48%, 12/1/32	$1,973,220
2,500,000	Reinvestment Fund, Inc. (The), 3.93%, 2/15/28	2,230,292

		13,165,349

Industrial — 1.68%
2,600,000	Agilent Technologies, Inc., 2.75%, 9/15/29	2,218,703
1,000,000	Nature Conservancy (The), Series A, 0.94%, 7/1/26	881,128
1,000,000	Nature Conservancy (The), Series A, 1.15%, 7/1/27	852,936
70,000	Nature Conservancy (The), Series A, 1.51%, 7/1/29	56,098
53,000	Nature Conservancy (The), Series A, 1.86%, 7/1/33	36,164

		4,045,029

Utilities — 2.69%
3,150,000	American Water Capital Corp., 4.45%, 6/1/32	2,904,903
1,534,000	Avangrid, Inc., 3.15%, 12/1/24	1,478,111
1,350,000	Avangrid, Inc., 3.80%, 6/1/29	1,199,005
1,060,000	Essential Utilities, Inc., 5.30%, 5/1/52	909,613

		6,491,632

Total Corporate Bonds		64,056,715

(Cost $73,336,764)

U.S. Government Agency Backed Mortgages — 25.46%
Fannie Mae — 15.35%
50,000	Pool #AN0360, 3.95%, 12/1/45	37,469
90,042	Pool #AN7868, 3.06%, 12/1/27	83,027
9,526	Pool #BJ0657, 4.00%, 2/1/48	8,615
30,377	Pool #BJ2670, 4.00%, 4/1/48	27,466
53,636	Pool #BJ3178, 4.00%, 11/1/47	48,835
36,765	Pool #BJ5158, 4.00%, 4/1/48	33,242
42,162	Pool #BJ9439, 4.00%, 2/1/48	38,224
48,714	Pool #BJ9477, 4.00%, 4/1/48	44,164
47,171	Pool #BK7924, 4.00%, 11/1/48	42,765
21,428	Pool #BO1263, 3.50%, 6/1/49	18,654
685,413	Pool #BP3417, 2.50%, 5/1/51	546,058
150,218	Pool #BP8741, 2.50%, 6/1/50	119,826
278,728	Pool #BQ7523, 2.00%, 11/1/50	213,149
337,194	Pool #BQ7524, 2.50%, 10/1/50	270,670
1,502,115	Pool #BR2051, 2.50%, 6/1/51	1,196,434
300,000	Pool #BS0915, 1.62%, 3/1/31	227,632
1,542,878	Pool #BT8237, 4.00%, 6/1/52	1,375,292
43,643	Pool #CA1066, 4.00%, 1/1/48	39,522
21,725	Pool #CA1068, 3.50%, 1/1/48	18,986
35,245	Pool #CA2595, 4.50%, 11/1/48	32,930
65,885	Pool #CA2912, 4.00%, 12/1/48	59,802
44,486	Pool #CA3132, 4.00%, 2/1/49	40,334
44,125	Pool #CA3174, 4.00%, 2/1/49	40,003
263,777	Pool #CA3451, 3.50%, 5/1/49	229,750

41

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Impact Bond Fund (cont.)

September 30, 2023

Principal Amount		Value

$ 190,514	Pool #CA3456, 3.50%, 5/1/49	$165,922
345,428	Pool #CA9048, 2.00%, 2/1/51	263,835
1,001,454	Pool #CB0480, 2.50%, 5/1/51	797,657
578,554	Pool #CB0576, 2.50%, 5/1/51	460,818
1,511,791	Pool #CB2761, 3.00%, 2/1/52	1,253,993
2,281,554	Pool #CB3227, 3.50%, 3/1/52	1,964,116
2,787,281	Pool #CB3764, 4.00%, 6/1/52	2,484,530
1,969,939	Pool #CB3797, 4.00%, 6/1/52	1,755,967
2,130,381	Pool #CB4272, 4.50%, 7/1/52	1,955,545
1,996,260	Pool #CB4314, 4.50%, 8/1/52	1,832,431
1,965,918	Pool #CB4463, 4.50%, 8/1/52	1,804,579
2,071,092	Pool #CB4767, 5.00%, 9/1/52	1,953,852
2,203,004	Pool #CB4967, 5.50%, 10/1/52	2,130,973
1,547,722	Pool #CB5166, 6.00%, 11/1/52	1,528,198
551,263	Pool #CB5202, 6.50%, 11/1/52	553,814
1,224,549	Pool #CB5220, 6.50%, 12/1/52	1,230,214
1,371,620	Pool #CB6607, 5.50%, 7/1/53	1,326,119
1,978,434	Pool #CB6783, 5.00%, 7/1/53	1,866,998
2,246,379	Pool #CB6784, 5.50%, 7/1/53	2,171,185
2,228,758	Pool #CB6826, 5.50%, 7/1/53	2,171,049
2,511,615	Pool #CB7160, 6.50%, 9/1/53	2,543,864

		37,008,508

FNMA, TBA — 0.65%
1,575,000	5.21%, 10/1/28(b)	1,567,064

Freddie Mac — 9.36%
38,731	Pool #Q59453, 4.00%, 11/1/48	35,067
197,555	Pool #QB5731, 2.00%, 11/1/50	151,074
196,261	Pool #QB5732, 2.50%, 11/1/50	156,407
881,830	Pool #QC3844, 2.00%, 6/1/51	672,548
253,224	Pool #QC3845, 2.50%, 6/1/51	201,646
980,385	Pool #QC7895, 2.00%, 9/1/51	747,227
782,026	Pool #QE4428, 4.00%, 6/1/52	697,083
1,966,379	Pool #QE6510, 4.50%, 7/1/52	1,805,003
2,109,022	Pool #QG5944, 5.00%, 6/1/53	1,989,198
51,233	Pool #RA1713, 3.00%, 11/1/49	42,890
79,887	Pool #RA1714, 3.00%, 11/1/49	66,878
135,458	Pool #RA2256, 3.00%, 3/1/50	113,258
177,781	Pool #RA2340, 3.00%, 3/1/50	148,624
167,881	Pool #RA2395, 2.50%, 4/1/50	134,008
396,613	Pool #RA2575, 2.50%, 5/1/50	316,517
138,892	Pool #RA2727, 2.00%, 5/1/50	106,429
137,789	Pool #RA2728, 2.50%, 5/1/50	109,937
351,544	Pool #RA2740, 2.50%, 6/1/50	282,597
295,564	Pool #RA3680, 2.50%, 9/1/50	235,655
204,605	Pool #RA3751, 2.00%, 10/1/50	157,084
337,811	Pool #RA4503, 2.00%, 2/1/51	258,017
312,373	Pool #RA4927, 2.00%, 3/1/51	238,548

42

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Impact Bond Fund (cont.)

September 30, 2023

Principal Amount		Value
$463,630	Pool #RA5020, 2.00%, 4/1/51	$353,943
1,254,395	Pool #RA5195, 2.50%, 5/1/51	995,781
884,060	Pool #RA5197, 2.50%, 5/1/51	704,318
462,550	Pool #RA5237, 2.50%, 5/1/51	368,507
1,464,054	Pool #RA5571, 2.50%, 7/1/51	1,165,574
218,033	Pool #RA5621, 2.50%, 8/1/51	173,582
706,410	Pool #RA5701, 2.00%, 8/1/51	538,409
190,274	Pool #RA5874, 2.50%, 9/1/51	151,412
2,308,889	Pool #RA6108, 3.50%, 3/1/52	1,988,007
1,958,552	Pool #RA6760, 3.00%, 2/1/52	1,624,569
2,258,046	Pool #RA7454, 4.00%, 6/1/52	2,012,429
1,897,645	Pool #RA7714, 4.50%, 7/1/52	1,741,909
53,483	Pool #V84506, 4.00%, 7/1/48	48,424
42,149	Pool #V84836, 4.00%, 11/1/48	38,159
61,177	Pool #V85365, 3.50%, 4/1/49	53,565
177,728	Pool #V85381, 3.50%, 4/1/49	154,976
38,902	Series 2018-SB45, Class A10F, 3.16%, 11/25/27(c)	36,412
54,888	Series 2018-SB47, Class A10F, 3.35%, 1/25/28(c)	50,811
51,472	Series 2018-SB48, Class A10F, 3.37%, 2/25/28(c)	47,432
143,011	Series 2019-SB59, Class A10F, 3.47%, 1/25/29(c)	132,709
1,341,838	Series 2021-SB87, Class A5H, 0.78%, 4/25/41(c)	1,206,027
66,313	Series KF57, Class A, (SOFR30A + 0.654%), 5.97%, 12/25/28(d)	65,944
317,403	Series Q014, Class A1, 1.56%, 1/25/36(d)	243,874

		22,562,468

Ginnie Mae — 0.10%
128,679	Pool #AC3667, 1.66%, 8/15/26	128,679
32,728	Pool #BB3740, 4.00%, 11/15/47	29,822
56,719	Pool #BE3008, 4.00%, 4/20/48	51,616
29,549	Series 2018-2, Class AD, 2.40%, 3/16/59	25,989
21,523	Series 2018-26, Class AD, 2.50%, 3/16/52	19,893

		255,999

Total U.S. Government Agency Backed Mortgages		61,394,039

(Cost $69,985,815)

Municipal Bonds — 16.75%
Alabama — 0.37%
150,000	Water Works Board of the City of Birmingham Revenue, 2.60%, 1/1/27	138,623
1,000,000	Water Works Board of the City of Birmingham Revenue, 2.39%, 1/1/35, Callable 7/1/31 @ 100	746,419

		885,042

43

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Impact Bond Fund (cont.)

September 30, 2023

Principal Amount		Value

Arizona — 0.35%
$750,000	City of Phoenix Civic Improvement Corp. Revenue, Series C, 1.38%, 7/1/27	$654,566
250,000	City of Tucson Water System Revenue, 1.88%, 7/1/30	199,145

		853,711

Arkansas — 0.04%
100,000	City of Russellville Water & Sewer Revenue, Series B, 1.23%, 7/1/26, (Credit Support: BAM)	89,430

California — 5.16%
150,000	California Health Facilities. Financing Authority Revenue, 2.02%, 6/1/24	146,393
250,000	California Health Facilities. Financing Authority Revenue, 1.68%, 6/1/28	213,151
815,000	California Health Facilities. Financing Authority Revenue, 1.98%, 6/1/30	659,594
990,000	California Health Facilities. Financing Authority Revenue, 2.53%, 6/1/35	736,021
460,000	Calleguas Municipal Water District Revenue, Series A, 2.52%, 7/1/36	331,903
135,000	City & County of San Francisco GO, Series A, 2.82%, 6/15/24	132,210
100,000	City & County of San Francisco GO, 1.95%, 6/15/27	89,196
100,000	City of Los Angeles Housing GO, Series A, 2.95%, 9/1/28, Callable 9/1/27 @ 100	91,469
350,000	City of San Buenaventura Revenue, 1.17%, 1/1/26	319,847
750,000	City of Santa Rosa Wastewater Revenue, Series B, 2.12%, 9/1/31	590,698
300,000	City of Santa Rosa Wastewater Revenue, Series B, 2.32%, 9/1/33	227,856
100,000	City of Sunnyvale Wastewater Revenue, Series A, 3.20%, 4/1/26	94,990
210,000	Cucamonga Valley Water District Financing Authority Revenue, Series A, 1.54%, 9/1/27	182,806
1,500,000	Cucamonga Valley Water District Financing Authority Revenue, Series B, 3.60%, 9/1/27	1,413,723
150,000	Escondido Joint Powers Financing Authority Revenue, Series B, 2.44%, 9/1/25	141,739
150,000	Kern Community College District GO, 2.54%, 11/1/26	138,343
240,000	Lancaster Power Authority Revenue, 1.67%, 11/1/27, (Credit Support: AGM)	204,987
285,000	Lancaster Power Authority Revenue, 1.92%, 11/1/28, (Credit Support: AGM)	237,402
525,000	Lancaster Power Authority Revenue, 2.56%, 11/1/33, (Credit Support: AGM), Callable 11/1/31 @ 100	392,105
525,000	Lancaster Power Authority Revenue, 2.68%, 11/1/34, (Credit Support: AGM), Callable 11/1/31 @ 100	386,367
755,000	Lancaster Power Authority Revenue, 2.79%, 11/1/35, (Credit Support: AGM), Callable 11/1/31 @ 100	547,774
200,000	Rosemead School District GO, Series A, 2.17%, 8/1/25	188,069
250,000	Rowland Water District Revenue, Series A, 1.61%, 12/1/29	200,743

44

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Impact Bond Fund (cont.)

September 30, 2023

Principal Amount		Value
$1,000,000	Rowland Water District Revenue, Series A, 1.91%, 12/1/31	$764,473
800,000	Rowland Water District Revenue, Series A, 2.56%, 12/1/36, Callable 12/1/31 @ 100	571,434
125,000	San Diego County Water Authority Revenue, Series A, 1.17%, 5/1/27	109,247
100,000	San Francisco City & County Public Utilities Commission Wastewater Revenue, 5.40%, 10/1/28	100,026
400,000	Santa Clara Valley Water District Certificate Participation, Series D, 1.78%, 6/1/31, Callable 6/1/30 @ 100	306,013
1,060,000	Santa Clara Valley Water District Certificate Participation, Series D, 1.88%, 6/1/32, Callable 6/1/30 @ 100	791,010
950,000	Santa Clara Valley Water District Certificate Participation, Series D, 2.08%, 6/1/34, Callable 6/1/30 @ 100	681,639
600,000	Sonoma-Marin Area Rail Transit District Revenue, Series A, 2.02%, 3/1/28	526,769
100,000	State of California Department of Water Resources Revenue, 0.92%, 12/1/26	87,762
315,000	Walnut Valley Water District Revenue, Series A, 0.96%, 6/1/26	281,169
320,000	Walnut Valley Water District Revenue, Series A, 1.17%, 6/1/27	276,968
325,000	Walnut Valley Water District Revenue, Series A, 1.37%, 6/1/28	272,920

		12,436,816

Colorado — 0.12%
50,000	Denver City & County School District No 1 GO, Series B, 2.99%, 12/1/24, (Credit Support: State Aid Withholding)	48,430
275,000	Parker Water & Sanitation District GO, 2.10%, 8/1/29	233,306

		281,736

Connecticut — 0.17%
325,000	Connecticut Green Bank Revenue, 1.95%, 11/15/28	275,040
150,000	South Central Connecticut Regional Water Authority Revenue, Series B, 2.86%, 8/1/30, Callable 8/1/29 @ 100	127,630

		402,670

District of Columbia — 0.82%
340,000	District of Columbia Housing Finance Agency Revenue, Series A, 1.05%, 3/1/25, (Credit Support: FHA)	318,834
155,000	District of Columbia Housing Finance Agency Revenue, Series A, 1.15%, 9/1/25, (Credit Support: FHA)	142,673
350,000	District of Columbia Housing Finance Agency Revenue, Series A, 1.20%, 3/1/26, (Credit Support: FHA)	316,175
195,000	District of Columbia Housing Finance Agency Revenue, Series A, 1.50%, 3/1/27, (Credit Support: FHA)	171,212
195,000	District of Columbia Housing Finance Agency Revenue, Series A, 1.60%, 9/1/27, (Credit Support: FHA)	168,828
200,000	District of Columbia Housing Finance Agency Revenue, Series A, 1.70%, 3/1/28, (Credit Support: FHA)	170,674
135,000	District of Columbia Housing Finance Agency Revenue, Series A, 1.75%, 9/1/28, (Credit Support: FHA)	113,334

45

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Impact Bond Fund (cont.)

September 30, 2023

Principal Amount		Value
$140,000	District of Columbia Housing Finance Agency Revenue, Series A, 1.95%, 9/1/29, (Credit Support: FHA)	$114,565
590,000	District of Columbia Housing Finance Agency Revenue, Series A, 2.15%, 3/1/31, (Credit Support: FHA), Callable 3/1/30 @ 100	465,390

		1,981,685

Florida — 0.69%
2,000,000	City of Palm Coast Utility Revenue, 1.44%, 10/1/28	1,667,435

Georgia — 0.29%
285,000	Carroll County Water Authority Revenue, Series B, 1.51%, 7/1/27	249,349
75,000	Macon-Bibb County Urban Development Authority Revenue, Series A, 3.00%, 12/1/24, (Credit Support: County Guaranteed)	72,714
425,000	Tift County Hospital Authority Revenue, 1.05%, 12/1/25, (Credit Support: County Guaranteed)	386,016

		708,079

Hawaii — 0.34%
695,000	City & County of Honolulu GO, Series C, 1.47%, 7/1/28	590,738
250,000	Honolulu City & County Board of Water Supply Revenue, Series B, 1.98%, 7/1/27	224,243

		814,981

Idaho — 0.13%
500,000	Idaho Energy Resources Authority Revenue, 2.86%, 9/1/46	324,463

Iowa — 0.04%
100,000	Northeast Iowa Community College GO, Series 1, 3.45%, 6/1/26, Callable 6/1/24 @ 100	95,620

Maryland — 0.08%
225,000	City of Baltimore Revenue, Series B, 1.58%, 7/1/28	190,405

Massachusetts — 0.56%
600,000	Boston Water & Sewer Commission Revenue, 1.37%, 11/1/27	519,800
1,040,000	Massachusetts Bay Transportation Authority Sales Tax Revenue, Series B, 2.49%, 7/1/33, Callable 7/1/31 @ 100	827,600

		1,347,400

Michigan — 0.78%
750,000	City of Grand Rapids Sanitary Sewer System Revenue, 1.86%, 1/1/31	589,710
1,330,000	City of Grand Rapids Sanitary Sewer System Revenue, 2.01%, 1/1/32, Callable 1/1/31 @ 100	1,023,846

46

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Impact Bond Fund (cont.)

September 30, 2023

Principal Amount		Value
$95,000	Marquette Brownfield Redevelopment Authority Revenue, 3.05%, 5/1/27, (Credit Support: Municipal Government Guaranteed), Callable 5/1/26 @ 100	$88,807
225,000	State of Michigan GO, Series B, 1.54%, 5/15/30	178,384

		1,880,747

Nebraska — 0.13%
100,000	City of Omaha Sewer Revenue, Series B, 1.04%, 4/1/26	90,109
250,000	Papio-Missouri River Natural Resource District Special Tax, 2.20%, 12/15/25, Callable 6/15/24 @ 100	229,102

		319,211

Nevada — 0.09%
250,000	City of Henderson GO, Series A, 2.23%, 6/1/28	220,349

New York — 0.56%
570,000	New York State Housing Finance Agency Revenue, 1.13%, 11/1/25, (Credit Support: SONYMA), Callable 10/20/23 @ 100	520,922
600,000	Western Nassau County Water Authority Revenue, Series B, 2.50%, 4/1/34	458,159
500,000	Western Nassau County Water Authority Revenue, Series B, 2.58%, 4/1/35	374,970

		1,354,051

Ohio — 0.07%
130,000	City of Cincinnati Revenue, Series C, 3.95%, 11/1/28	123,022
100,000	County of Franklin Revenue, 2.88%, 11/1/50, Callable 5/1/50 @ 100	59,242

		182,264

Oklahoma — 0.53%
715,000	Oklahoma Capitol Improvement Authority Revenue, Series A, 2.58%, 7/1/28	634,314
745,000	Oklahoma Capitol Improvement Authority Revenue, Series A, 2.63%, 7/1/29	645,691

		1,280,005

Oregon — 0.63%
350,000	City of Portland GO, Series B, 1.51%, 6/15/28	300,079
300,000	City of Tigard Water Revenue, 2.00%, 8/1/28, (Credit Support: BAM)	254,501
345,000	State of Oregon GO, Series F, 1.32%, 6/1/27	302,699
700,000	State of Oregon GO, Series B, 3.89%, 5/1/30	652,464

		1,509,743

Pennsylvania — 1.22%
1,750,000	City of Philadelphia Water & Wastewater Revenue, Series B, 1.49%, 7/1/27	1,524,300
185,000	City of Philadelphia Water & Wastewater Revenue, Series A, 3.55%, 10/1/28	174,194

47

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Impact Bond Fund (cont.)

September 30, 2023

Principal Amount		Value
$ 825,000	Economy Borough Municipal Authority Revenue, Series A, 1.65%, 12/15/28, (Credit Support: BAM)	$688,162
500,000	Redevelopment Authority of the City of Philadelphia Revenue, Series A, 1.38%, 9/1/25	461,948
100,000	Redevelopment Authority of the City of Philadelphia Revenue, 4.50%, 11/1/31, Callable 11/1/28 @ 100	92,763

		2,941,367

Rhode Island — 0.97%
1,295,000	Narragansett Bay Commission Revenue, 2.09%, 9/1/30	1,052,339
400,000	Narragansett Bay Commission Revenue, 2.26%, 9/1/32, Callable 9/1/30 @ 100	310,906
150,000	Rhode Island Infrastructure Bank Revenue, 2.70%, 10/1/28	133,937
1,000,000	Rhode Island Infrastructure Bank State Revolving Fund Revenue, Series A, 1.40%, 10/1/28	841,651

		2,338,833

Tennessee — 0.06%
160,000	Metropolitan Government of Nashville & Davidson County Water & Sewer Revenue, Series B, 1.47%, 7/1/27	138,616

Texas — 1.22%
250,000	City of Houston Combined Utility System Revenue, Series C, 2.05%, 11/15/26	227,383
170,000	City of Temple Utility System Revenue, 1.11%, 8/1/25	157,464
300,000	City of Temple Utility System Revenue, 1.53%, 8/1/27	262,176
690,000	City of Temple Utility System Revenue, 1.80%, 8/1/29	569,144
800,000	Dallas Area Rapid Transit Revenue, 2.18%, 12/1/32	619,832
335,000	Hidalgo County Drain District No 1 GO, Series A, 0.96%, 9/1/25	307,540
275,000	Hidalgo County Drain District No 1 GO, Series A, 1.11%, 9/1/26	244,144
225,000	Hidalgo County Drain District No 1 GO, Series A, 1.35%, 9/1/27	194,585
130,000	Hidalgo County Drain District No 1 GO, Series A, 1.50%, 9/1/28	109,127
300,000	Hidalgo County Drain District No 1 GO, Series A, 1.67%, 9/1/29	245,092

		2,936,487

Utah — 0.18%
520,000	Metropolitan Water District of Salt Lake & Sandy Revenue, Series B, 1.52%, 7/1/28	440,245

Vermont — 0.04%
100,000	Vermont Housing Finance Agency Revenue, 3.45%, 11/1/29	88,990

48

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Impact Bond Fund (cont.)

September 30, 2023

Principal Amount		Value
Washington — 1.11%
$2,400,000	City of Tacoma Electric System Revenue, Series C, 5.64%, 1/1/27	$2,420,759
300,000	Grant County Public Utility District No 2 Priest Rapids Hydroelectric Project Revenue, 1.90%, 1/1/27	268,763

		2,689,522

Total Municipal Bonds		40,399,903

(Cost $48,804,221)

Asset Backed Securities — 16.63%
2,065,000	DEXT ABS 2023-1 LLC, 7.13%, 9/15/32(a)	2,079,868
1,430,000	DEXT ABS 2023-1 LLC, 8.82%, 3/15/33(a)	1,443,517
1,258,605	Dext ABS LLC, Series 2020-1, Class B, 1.92%, 11/15/27(a)	1,248,286
1,550,000	Dext ABS LLC, Series 2021-1, Class D, 2.81%, 3/15/29(a)	1,330,627
764,042	GoodLeap Sustainable Home Solutions Trust, Series 2021-3CS, Class A, 2.10%, 5/20/48(a)	556,943
1,907,729	GoodLeap Sustainable Home Solutions Trust, Series 2021-5CS, Class B, 2.56%, 10/20/48(a)	1,303,995
1,441,761	GoodLeap Sustainable Home Solutions Trust, Series 2022-1GS, Class B, 2.94%, 1/20/49(a)	989,067
4,000,000	Hertz Vehicle Financing III LLC, 5.49%, 6/25/27(a)	3,933,400
684,651	Loanpal Solar Loan Ltd., Series 2021-2GS, Class A, 2.22%, 3/20/48(a)	493,328
3,352,191	Luminace Issuer LLC, Series 2022-1, Class B, 5.91%, 7/31/62(a)	2,845,749
993,423	Sunnova Helios II Issuer LLC, Series 2019-AA, Class A, 3.75%, 6/20/46(a)	875,668
955,302	Sunnova Helios II Issuer LLC, Series 2021-B, Class A, 1.62%, 7/20/48(a)	774,224
1,430,508	Sunnova Helios V Issuer LLC, Series 2021-A, Class A, 1.80%, 2/20/48(a)	1,091,180
869,248	Sunnova Helios VII Issuer LLC, Series 2021-C, Class A, 2.03%, 10/20/48(a)	720,801
217,312	Sunnova Helios VII Issuer LLC, Series 2021-C, Class C, 2.63%, 10/20/48(a)	165,543
2,031,578	Sunnova Helios XI Issuer LLC, Series 2023-A, Class B, 5.60%, 5/20/50(a)	1,925,864
492,642	Sunnova Helios XII Issuer LLC, Series 2023-B, Class C, 6.00%, 8/22/50(a),(c)	430,372
3,952,234	Sunnova Sol IV Issuer LLC, Series 2022-A, Class C, 3.53%, 2/22/49(a)	3,092,573
796,433	Sunrun Iris Issuer LLC, Series 2023-1A, Class A, 5.75%, 1/30/59(a)	749,768
800,000	Tesla Auto Lease Trust, 1.02%, 3/20/25(a)	794,255
3,000,000	Tesla Auto Lease Trust, Series 2021-A, Class D, 1.34%, 3/20/25(a)	2,947,261
3,200,000	Tesla Auto Lease Trust, Series 2021-B, Class C, 1.12%, 9/22/25(a)	3,054,900

49

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Impact Bond Fund (cont.)

September 30, 2023

Principal Amount		Value
$ 2,000,000	Tesla Auto Lease Trust, Series 2021-B, Class D, 1.32%, 9/22/25(a)	$1,900,899
5,400,000	Tesla Auto Lease Trust, Series 2023-A, Class B, 6.41%, 7/20/27(a)	5,370,268

Total Asset Backed Securities		40,118,356

(Cost $43,283,119)

U.S. Government Agency Obligations — 3.85%

Small Business Administration — 2.40%
244,717	Certificate of Originator’s Fee, 0.03%, 4/15/31(b),(d)	126
143,106	Certificate of Originator’s Fee, 0.23%, 12/15/30(b),(d)	567
447,502	Certificate of Originator’s Fee, 0.23%, 3/15/31(b),(d)	1,774
344,250	Certificate of Originator’s Fee, 0.23%, 5/15/31(b),(d)	1,364
389,700	Certificate of Originator’s Fee, 0.28%, 5/17/46(b),(d)	2,982
450,000	Certificate of Originator’s Fee, 0.48%, 9/1/31(b)	4,039
443,934	Certificate of Originator’s Fee, 0.53%, 6/15/31(b),(d)	4,055
222,833	Certificate of Originator’s Fee, 0.78%, 4/15/31(b),(d)	2,995
1,350,000	Certificate of Originator’s Fee, 0.78%, 7/15/31(b),(d)	18,147
495,000	Certificate of Originator’s Fee, 0.78%, 8/15/31(b),(d)	6,654
315,000	Certificate of Originator’s Fee, 0.78%, 8/15/31(b),(d)	4,234
103,500	Certificate of Originator’s Fee, 0.78%, 8/15/31(b),(d)	1,391
494,802	Certificate of Originator’s Fee, 0.98%, 4/15/31(b),(d)	9,797
404,563	Certificate of Originator’s Fee, 1.03%, 4/15/46(b),(d)	11,389
346,986	Certificate of Originator’s Fee, 1.23%, 5/10/31(b)	7,981
270,000	Certificate of Originator’s Fee, 1.23%, 8/2/31(b)	6,210
180,000	Certificate of Originator’s Fee, 1.23%, 9/10/31(b)	4,140
139,500	Certificate of Originator’s Fee, 1.23%, 9/16/31(b)	3,208
940,950	Certificate of Originator’s Fee, 1.28%, 4/7/46(b),(d)	32,917
437,400	Certificate of Originator’s Fee, 1.28%, 6/23/46(b),(d)	15,302
1,226,700	Certificate of Originator’s Fee, 1.28%, 6/30/46(b),(d)	42,914
31,845	(TBA), 5.27%, 3/30/28(b),(d)	35,345
19,751	(TBA), 5.58%, 9/23/25(b),(d)	21,693
24,346	(Prime Index - 2.500%), 5.75%, 2/25/28(d)	24,368
69,393	(Prime Index - 2.500%), 5.75%, 4/25/44(d)	69,363
83,086	7.08%, 7/25/30(d)	81,233
40,705	(Prime Index - 0.675%), 7.58%, 9/25/43(d)	42,383
171,228	(Prime Index - 0.675%), 7.58%, 11/25/45(d)	179,373
190,098	(Prime Index + 0.118%), 8.37%, 1/25/46(d)	203,055
321,600	(Prime Index + 0.325%), 8.58%, 6/25/31(d)	337,237
324,557	(Prime Index + 0.325%), 8.58%, 7/25/31(d)	341,402
401,326	(Prime Index + 0.325%), 8.58%, 2/25/32(d)	423,311
86,591	(Prime Index + 0.325%), 8.58%, 9/25/44(d)	92,460
800,311	(Prime Index + 0.325%), 8.58%, 8/25/46(d)	857,125
531,969	(Prime Index + 0.375%), 8.63%, 10/25/31(d)	557,975
606,732	(Prime Index + 0.375%), 8.63%, 8/25/46(d)	646,597
238,345	(Prime Index + 0.575%), 8.83%, 4/25/31(d)	251,016
25,068	(Prime Index + 0.609%), 8.86%, 3/25/43(d)	26,642

50

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Impact Bond Fund (cont.)

September 30, 2023

Principal Amount		Value
$ 21,367	(Prime Index + 0.700%), 8.95%, 2/25/28(d)	$22,067
46,197	9.08%, 9/25/29	47,198
656,739	(Prime Index + 0.825%), 9.08%, 9/25/31(d)	697,627
321,215	(Prime Index + 0.875%), 9.13%, 1/25/32(d)	342,735
22,907	(Prime Index + 1.013%), 9.26%, 11/25/28(d)	23,870
46,194	(Prime Index + 1.219%), 9.47%, 6/25/29(d)	48,541
51,701	(Prime Index + 1.575%), 9.83%, 7/25/30(d)	54,805
59,257	(Prime Index + 2.325%), 10.58%, 10/25/30(d)	63,734
78,062	(Prime Index + 2.325%), 10.58%, 1/25/31(d)	85,138

		5,758,479

U.S. International Development Finance Corp. — 1.45%
1,000,000	1.44%, 4/15/28	875,830
500,000	1.65%, 4/15/28	441,736
2,198,593	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 7/7/40(d)	2,198,592

		3,516,158

Total U.S. Government Agency Obligations		9,274,637

(Cost $9,769,304)

Collateralized Mortgage Obligation — 1.14%
2,800,000	BX Commercial Mortgage Trust, Series 2022-AHP, Class C, (Term SOFR 1M + 2.090%), 7.42%, 1/17/39(a),(d)	2,739,573

Total Collateralized Mortgage Obligation		2,739,573

(Cost $2,786,997)

Shares
Investment Company — 9.19%
22,167,440	RBC BlueBay U.S. Goverment Money Market Fund, Institutional Class 1(e)	22,167,440

Total Investment Company		22,167,440

(Cost $22,167,440)

Total Investments		$240,150,663
(Cost $270,133,660)(f) — 99.58%

Other assets in excess of liabilities — 0.42%		1,019,610

NET ASSETS — 100.00%		$241,170,273

51

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Impact Bond Fund (cont.)

September 30, 2023

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Floating rate note. Rate shown is as of report date.

(e)	Affiliated investment.

(f)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Financial futures contracts as of September 30, 2023:

Long Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value		Clearinghouse
10 Year U.S. Ultra Treasury Bond	5	December 2023	$ (13,218)	USD	$557,813	Barclays Capital Group
2 Year U.S. Treasury Note	100	December 2023	(73,467)	USD	20,271,094	Barclays Capital Group
30 Year U.S. Treasury Bond	50	December 2023	(332,966)	USD	5,689,063	Barclays Capital Group
30 Year U.S. Ultra Treasury Bond	96	December 2023	(886,268)	USD	11,394,000	Barclays Capital Group
5 Year U.S. Treasury Note	175	December 2023	(168,870)	USD	18,437,892	Barclays Capital Group

Total			$(1,474,789)

52

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Impact Bond Fund (cont.)

September 30, 2023

Abbreviations used are defined below:

AGM - Assured Guaranty Municipal Corp.

BAM - Bank of America

FHA - Insured by Federal Housing Administration

GO - General Obligations

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

SOFR30A - Secured Overnight Financing Rate 30 Day Average

SONYMA - State of New York Mortgage Agency

TBA - To-be-announced

USD - United States Dollar

See Notes to the Financial Statements.

53

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2023
	RBC BlueBay Access Capital Community Investment Fund	RBC BlueBay Impact Bond Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $737,463,157 and $247,966,220, respectively)	$629,359,954	$217,983,223
Affiliated investments (cost $37,795,609 and $22,167,440, respectively)	37,795,609	22,167,440
Cash	702	415
Cash at broker for financial futures contracts	2,587,209	2,880,856
Interest and dividend receivable	2,549,109	1,389,274
Receivable for capital shares issued	565,914	35,026
Receivable for investments sold	68,003,776	6,429,882
Prepaid expenses and other assets	21,028	6,754

Total Assets	740,883,301	250,892,870

Liabilities:
Professional fees payable	4,929	4,929
Distributions payable	553,520	23,528
Payable for capital shares redeemed	594,088	190,313
Payable for investments purchased	78,863,757	7,858,387
Unrealized depreciation on futures contracts	1,038,439	1,474,789
Accrued expenses and other payables:
Investment advisory fees	134,754	67,926
Accounting fees	14,322	9,031
Audit fees	40,189	39,018
Trustees’ fees	1,489	120
Distribution fees	3,582	278
Custodian fees	8,604	1,520
Shareholder reports	27,540	10,615
Shareholder servicing fees	24,172	—
Transfer agent fees	48,866	16,634
Other	58,194	25,509

Total Liabilities	81,416,445	9,722,597

Net Assets	$659,466,856	$241,170,273

Net Assets Consists of:
Capital	$834,411,354	$289,609,763
Accumulated earnings	(174,944,498)	(48,439,490)

Net Assets	$659,466,856	$241,170,273

54

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2023
	RBC BlueBay Access Capital Community Investment Fund		RBC BlueBay Impact Bond Fund
Net Assets
Class A		$6,963,161		$974,337
Class I		600,100,456		108,268,405
Class IS		52,403,239		N/A
Class R6		N/A		80,372,226
Class Y		N/A		51,555,305

Total		$659,466,856		$241,170,273

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A		958,944		118,962
Class I		82,668,346		13,182,454
Class IS		7,222,118		N/A
Class R6		N/A		9,788,811
Class Y		N/A		6,284,266

Total		90,849,408		29,374,493

Net Asset Values and Redemption Prices Per Share:
Class A		$7.26		$8.19

Class I		$7.26		$8.21

Class IS		$7.26	$	N/A

Class R6	$	N/A		$8.21

Class Y	$	N/A		$8.20

Maximum Offering Price Per Share:
Class A		$7.54		$8.51

Maximum Sales Charge - Class A		3.75%		3.75%

See Notes to the Financial Statements.

55

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2023
	RBC BlueBay Access Capital Community Investment Fund	RBC BlueBay Impact Bond Fund
Investment Income:
Interest income	$23,427,551	$7,474,862
Dividend income - affiliated	454,526	803,207

Total Investment Income	23,882,077	8,278,069
Expenses:
Investment advisory fees	2,440,954	807,842
Distribution fees–Class A	20,083	2,468
Accounting fees	195,024	87,618
Audit fees	39,076	37,633
Custodian fees	52,997	9,502
Insurance fees	3,538	3,509
Legal fees	39,286	17,842
Registrations and filing fees	78,027	69,721
Shareholder reports	111,942	41,112
Transfer agent fees–Class A	29,503	3,574
Transfer agent fees–Class I	323,826	154,601
Transfer agent fees–Class IS	51,396	—
Transfer agent fees–Class R6	—	4,278
Transfer agent fees–Class Y	—	3,516
Trustees’ fees and expenses	42,402	13,383
Shareholder services administration fees–Class I	317,823	—
Tax expense	5,455	4,505
Other fees	14,794	8,506

Total expenses before fee waiver/reimbursement	3,766,126	1,269,610
Expenses waived/reimbursed by:
Advisor	(642,967)	(318,708)

Net expenses	3,123,159	950,902

Net Investment Income	20,758,918	7,327,167

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	(22,831,029)	(7,531,917)
Futures contracts	(1,671,663)	(2,581,196)

Net realized losses	(24,502,692)	(10,113,113)
Net change in unrealized appreciation/(depreciation) on:
Investments	(2,226,368)	3,907,157
Futures contracts	718,791	(808,832)

Net unrealized gains/(losses)	(1,507,577)	3,098,325

Change in net assets resulting from operations	$(5,251,351)	$312,379

See Notes to the Financial Statements.

56

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC BlueBay Access Capital Community Investment Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
From Investment Activities
Operations:
Net investment income	$20,758,918	$12,765,081
Net realized losses from investments and futures contracts	(24,502,692)	(3,173,420)
Net change in unrealized depreciation on investments and futures contracts	(1,507,577)	(115,901,452)

Change in net assets resulting from operations	(5,251,351)	(106,309,791)

Distributions to Shareholders:
Class A	(226,861)	(212,562)
Class I	(20,261,352)	(14,190,687)
Class IS	(1,742,538)	(882,785)

Change in net assets resulting from shareholder distributions	(22,230,751)	(15,286,034)

Capital Transactions:
Proceeds from shares issued	121,474,790	228,138,737
Distributions reinvested	14,581,994	9,868,662
Cost of shares redeemed	(153,251,128)	(159,505,905)

Change in net assets resulting from capital transactions	(17,194,344)	78,501,494

Net decrease in net assets	(44,676,446)	(43,094,331)
Net Assets:
Beginning of year	704,143,302	747,237,633

End of year	$659,466,856	$704,143,302

Share Transactions:
Issued	16,040,760	27,428,434
Reinvested	1,918,222	1,191,228
Redeemed	(20,260,166)	(19,203,225)

Change in shares resulting from capital transactions	(2,301,184)	9,416,437

See Notes to the Financial Statements.

57

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC BlueBay Impact Bond Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
From Investment Activities
Operations:
Net investment income	$7,327,167	$3,760,899
Net realized losses from investments and futures contracts	(10,113,113)	(6,039,559)
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	3,098,325	(33,707,845)

Change in net assets resulting from operations	312,379	(35,986,505)

Distributions to Shareholders:
Class A	(29,225)	(7,379)
Class I	(3,371,710)	(2,186,798)
Class R6	(2,376,728)	(1,977,070)
Class Y	(1,708,221)	(1,470,292)

Change in net assets resulting from shareholder distributions	(7,485,884)	(5,641,539)

Capital Transactions:
Proceeds from shares issued	46,839,383	50,109,379
Distributions reinvested	7,260,946	5,661,624
Cost of shares redeemed	(19,401,797)	(20,446,633)

Change in net assets resulting from capital transactions	34,698,532	35,324,370

Net increase/(decrease) in net assets	27,525,027	(6,303,674)
Net Assets:
Beginning of year	213,645,246	219,948,920

End of year	$241,170,273	$213,645,246

Share Transactions:
Issued	5,487,959	5,352,276
Reinvested	854,695	598,137
Redeemed	(2,280,281)	(2,222,132)

Change in shares resulting from capital transactions	4,062,373	3,728,281

See Notes to the Financial Statements.

58

FINANCIAL HIGHLIGHTS

RBC BlueBay Access Capital Community Investment Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/23	$7.56	0.20	(0.28)	(0.08)	(0.22)	(0.22)	$7.26
Year Ended 9/30/22	8.93	0.11	(1.33)	(1.22)	(0.15)	(0.15)	7.56
Year Ended 9/30/21	9.13	0.10	(0.15)	(0.05)	(0.15)	(0.15)	8.93
Year Ended 9/30/20	9.00	0.16	0.17	0.33	(0.20)	(0.20)	9.13
Year Ended 9/30/19	8.62	0.19	0.41	0.60	(0.22)	(0.22)	9.00
Class I
Year Ended 9/30/23	$7.56	0.23	(0.29)	(0.06)	(0.24)	(0.24)	$7.26
Year Ended 9/30/22	8.92	0.15	(1.33)	(1.18)	(0.18)	(0.18)	7.56
Year Ended 9/30/21	9.13	0.13	(0.16)	(0.03)	(0.18)	(0.18)	8.92
Year Ended 9/30/20	8.99	0.19	0.18	0.37	(0.23)	(0.23)	9.13
Year Ended 9/30/19	8.62	0.22	0.40	0.62	(0.25)	(0.25)	8.99
Class IS
Year Ended 9/30/23	$7.56	0.23	(0.28)	(0.05)	(0.25)	(0.25)	$7.26
Year Ended 9/30/22	8.92	0.15	(1.33)	(1.18)	(0.18)	(0.18)	7.56
Year Ended 9/30/21	9.12	0.13	(0.15)	(0.02)	(0.18)	(0.18)	8.92
Year Ended 9/30/20	8.98	0.19	0.18	0.37	(0.23)	(0.23)	9.12
Period Ended 9/30/19(b)	8.73	0.13	0.26	0.39	(0.14)	(0.14)	8.98

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from March 11, 2019, (commencement of operations) to September 30, 2019.

59

FINANCIAL HIGHLIGHTS

RBC BlueBay Access Capital Community Investment Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets After Fees Waived/ Reimbursed and Excluding Interest Expense		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class A
Year Ended 9/30/23	(1.20)%	$6,963	0.80%		0.80%		2.61%		1.05%		74%
Year Ended 9/30/22	(13.84)%	9,515	0.80%		0.80%		1.36%		0.84%		21%
Year Ended 9/30/21	(0.61)%	14,233	0.80%		0.80%		1.07%		0.86%		25%
Year Ended 9/30/20	3.65%	16,662	0.80%		0.80%		1.71%		0.90%		23%
Year Ended 9/30/19	7.03%	17,583	0.95%	(c)	0.87%		2.18%		1.11%		12%
Class I
Year Ended 9/30/23	(0.85)%	$600,100	0.45%		0.45%		2.98%		0.53%		74%
Year Ended 9/30/22	(13.44)%	643,252	0.45%		0.45%		1.74%		0.51%		21%
Year Ended 9/30/21	(0.37)%	701,768	0.45%		0.45%		1.42%		0.52%		25%
Year Ended 9/30/20	4.13%	562,573	0.45%		0.45%		2.06%		0.51%		23%
Year Ended 9/30/19	7.27%	550,213	0.60%	(c)	0.53%		2.53%		0.66%		12%
Class IS
Year Ended 9/30/23	(0.80)%	$52,403	0.40%		0.40%		3.03%		0.53%		74%
Year Ended 9/30/22	(13.40)%	51,376	0.40%		0.40%		1.87%		0.50%		21%
Year Ended 9/30/21	(0.21)%	31,237	0.40%		0.40%		1.47%		0.55%		25%
Year Ended 9/30/20	4.19%	15,566	0.40%		0.40%		2.06%		0.59%		23%
Period Ended 9/30/19(d)	4.33%(e)	5,916	0.40%	(f)	0.40%	(f)	2.61%	(f)	0.73%	(f)	12%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

60

FINANCIAL HIGHLIGHTS

RBC BlueBay Access Capital Community Investment Fund

(Selected data for a share outstanding throughout the periods indicated)

(c)

Beginning March 11, 2019, the net operating expenses were contractually limited to 0.80% and 0.45% for Class A and Class I respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended September 30, 2019.

(d)	For the period from March 11, 2019, (commencement of operations) to September 30, 2019.

(e)	Not annualized.

(f)	Annualized.

See Notes to the Financial Statements.

61

FINANCIAL HIGHLIGHTS

RBC BlueBay Impact Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/23	$ 8.42	0.25	(0.23)	0.02	(0.25)	—	(0.25)	$ 8.19
Year Ended 9/30/22	10.17	0.17	(1.71)	(1.54)	(0.14)	(0.07)	(0.21)	8.42
Year Ended 9/30/21	10.58	0.09	(0.24)	(0.15)	(0.12)	(0.14)	(0.26)	10.17
Period Ended 9/30/20(b)	10.15	0.11	0.44	0.55	(0.12)	—	(0.12)	10.58
Class I
Year Ended 9/30/23	$ 8.44	0.27	(0.23)	0.04	(0.27)	—	(0.27)	$ 8.21
Year Ended 9/30/22	10.19	0.16	(1.67)	(1.51)	(0.17)	(0.07)	(0.24)	8.44
Year Ended 9/30/21	10.59	0.12	(0.23)	(0.11)	(0.15)	(0.14)	(0.29)	10.19
Year Ended 9/30/20	10.22	0.20	0.52	0.72	(0.23)	(0.12)	(0.35)	10.59
Year Ended 9/30/19	9.61	0.26	0.62	0.88	(0.27)	—	(0.27)	10.22
Class R6
Year Ended 9/30/23	$ 8.44	0.27	(0.22)	0.05	(0.28)	—	(0.28)	$ 8.21
Year Ended 9/30/22	10.19	0.16	(1.67)	(1.51)	(0.17)	(0.07)	(0.24)	8.44
Year Ended 9/30/21	10.60	0.12	(0.24)	(0.12)	(0.15)	(0.14)	(0.29)	10.19
Year Ended 9/30/20	10.22	0.21	0.52	0.73	(0.23)	(0.12)	(0.35)	10.60
Year Ended 9/30/19	9.61	0.27	0.61	0.88	(0.27)	—	(0.27)	10.22
Class Y
Year Ended 9/30/23	$ 8.43	0.27	(0.22)	0.05	(0.28)	—	(0.28)	$ 8.20
Year Ended 9/30/22	10.19	0.16	(1.68)	(1.52)	(0.17)	(0.07)	(0.24)	8.43
Period Ended 9/30/21(c)	10.15	0.05	0.04	0.09	(0.05)	—	(0.05)	10.19

(a) Per share net investment income (loss) has been calculated using the average daily shares method.

(b) For the period from January 28, 2020 (commencement of operations) to September 30, 2020.

(c) For the period from April 12, 2021 (commencement of operations) to September 30, 2021.

62

FINANCIAL HIGHLIGHTS

RBC BlueBay Impact Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

			Ratios/Supplemental Data
	Total Return(a)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class A
Year Ended 9/30/23	0.18%		$974	0.70%		2.89%		1.09%		79%
Year Ended 9/30/22	(15.30)%		941	0.70%		1.91%		0.70%		33%
Year Ended 9/30/21	(1.47)%		21	0.70%		0.91%		54.43%		36%
Period Ended 9/30/20(b)	5.48	%(c)	11	0.70%	(d)	1.56%	(d)	85.65%	(d)	31%
Class I
Year Ended 9/30/23	0.44%		$108,268	0.45%		3.15%		0.62%		79%
Year Ended 9/30/22	(15.05)%		95,006	0.45%		1.70%		0.65%		33%
Year Ended 9/30/21	(1.13)%		77,793	0.45%		1.14%		0.73%		36%
Year Ended 9/30/20	7.18%		21,661	0.45%		1.94%		1.08%		31%
Year Ended 9/30/19	9.27%		6,467	0.45%		2.67%		1.62%		175%
Class R6
Year Ended 9/30/23	0.49%		$80,372	0.40%		3.21%		0.48%		79%
Year Ended 9/30/22	(15.01)%		66,391	0.40%		1.69%		0.52%		33%
Year Ended 9/30/21	(1.17)%		81,762	0.40%		1.14%		0.62%		36%
Year Ended 9/30/20	7.33%		16,113	0.40%		2.06%		0.97%		31%
Year Ended 9/30/19	9.33%		17,158	0.40%		2.73%		1.52%		175%
Class Y
Year Ended 9/30/23	0.49%		$51,555	0.40%		3.19%		0.49%		79%
Year Ended 9/30/22	(15.11)%		51,307	0.40%		1.70%		0.50%		33%
Period Ended 9/30/21(e)	0.90	%(c)	60,373	0.40%	(d)	0.99%	(d)	0.59%	(d)	36%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	For the period from January 28, 2020 (commencement of operations) to September 30, 2020.

63

FINANCIAL HIGHLIGHTS

RBC BlueBay Impact Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

(c)	Not annualized.

(d)	Annualized.

(e)	For the period from April 12, 2021 (commencement of operations) to September 30, 2021.

See Notes to the Financial Statements.

64

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 24 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). The predecessor fund for the RBC BlueBay Access Capital Fund (formerly, Access Capital Community Investment Fund) was reorganized into a series of the Trust, effective July 28, 2008.This report includes the following two investment portfolios (each a “Fund” and collectively, the “Funds”):

-RBC BlueBay Access Capital Community Investment Fund (“Access Capital Community Investment Fund”)

-RBC BlueBay Impact Bond Fund (“Impact Bond Fund”)

The Access Capital Community Investment Fund offers three share classes: Class A, Class I and Class IS shares. The Impact Bond Fund offers four share classes: Class A, Class I, Class R6, and Class Y shares. Class A shares are offered with a 3.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I, Class IS, Class R6 and Class Y shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US or its affiliates.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Board has approved pricing and valuation procedures of the Advisor for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property and include pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, or private issuers, including commercial banks, savings and loan institutions, private mortgage insurance bankers and other secondary market issuers. These mortgage-related securities are

65

NOTES TO FINANCIAL STATEMENTS

generally valued by pricing services that use broker-dealer quotations or valuation estimates from their internal pricing models. These pricing models generally consider such factors as current market data, estimated cash flows, market-based yield spreads, and estimated prepayment rates. Securities valued using such techniques and inputs are generally categorized as Level 2 in the fair value hierarchy. To the extent significant inputs are unobservable, the securities will be categorized as Level 3.

Exchange-traded futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded and are categorized as Level 1 in the fair value hierarchy. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has designated the Advisor with the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities, and has established a Pricing Committee to assist in carrying out supervisory functions related to such responsibilities. The Pricing Committee includes representatives of the Funds’ Advisor, and Co-Administrator, including personnel from accounting and operations, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee provides periodic reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board regarding pricing and valuation matters. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Advisor has procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or the Advisor has determined that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Advisor in accordance with procedures and methodologies approved by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Advisor or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Advisor employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

66

NOTES TO FINANCIAL STATEMENTS

Foreign Taxes:

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Funds accrue for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•    Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•    Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•    Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 2 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

67

NOTES TO FINANCIAL STATEMENTS

The summary of inputs used to determine the fair value of the Funds’ investments as of September 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
RBC BlueBay Access Capital Community Investment Fund
Assets:
Investments in Securities
Municipal Bonds	$—	$13,079,726	$—	$13,079,726
U.S. Government Agency Backed Mortgages	—	581,341,315	—	581,341,315
U.S. Government Agency Obligations	—	34,764,702	—	34,764,702
Investment Company	37,795,609	—	—	37,795,609
Corporate Bond	—	174,211	—	174,211

Total Assets	$37,795,609	$629,359,954	$—	$667,155,563

Liabilities:
Other Financial Instruments*
Financial futures contracts	$(1,038,439)	$—	$—	$(1,038,439)

RBC BlueBay Impact Bond Fund
Assets:
Investments in Securities
Municipal Bonds	—	40,399,903	—	40,399,903
U.S. Government Agency Obligations	—	9,274,637	—	9,274,637
U.S. Government Agency Backed Mortgages	—	61,394,039	—	61,394,039
Asset Backed Securities	—	40,118,356	—	40,118,356
Collateralized Mortgage Obligation	—	2,739,573	—	2,739,573
Investment Company	22,167,440	—	—	22,167,440
Corporate Bonds	—	64,056,715	—	64,056,715

Total Assets	$22,167,440	$217,983,223	$—	$240,150,663

Liabilities:
Other Financial Instruments*
Financial futures contracts	$(1,474,789)	$—	$—	$(1,474,789)

*Other financial instruments are instruments shown on the Schedule of Portfolio Investments, such as futures contracts which are valued at fair value.

Reverse Repurchase Agreements:

To obtain short-term financing, the Access Capital Community Investment Fund may enter into reverse repurchase agreements with primary dealers that report to the Federal Reserve Bank of New York or the 100 largest U.S. commercial banks, who are deemed creditworthy under guidelines approved by the Board. Interest on the value of the reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value, including accrued interest, not less than the repurchase price. Based on requirements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities or cash as collateral.

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NOTES TO FINANCIAL STATEMENTS

As of September 30, 2023 there were no open reverse Repurchase Agreements.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparties are permitted to sell, repledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be received or paid by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the buyer of securities under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

TBA Commitments:

The Funds may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under “Security Valuation”.

Mortgage Backed Securities:

Because the Funds will focus on community development investments, such as securities backed by commercial and/or residential mortgage loans, it will be affected by risks not typically associated with funds that do not specialize in community development investments. These risks include credit and prepayment risk and risk due to default on underlying loans within a security. Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

In addition, the RBC BlueBay Access Capital Fund invests in certain mortgage backed securities that qualify under the Community Reinvestment Act of 1977 (“CRA”) in which the Fund may pay a premium for the geographically or other targeted nature of the securities. There can be no guarantee, however, that a similar premium will be received if the security is sold by the Fund.

Derivatives:

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities as tools in the management of portfolio assets. The Funds may use such derivatives through either the creation of long or short positions to hedge various investments, for investment purposes, for risk management and/or to increase income or gain to the Funds. Derivatives allow the Funds to manage their risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

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NOTES TO FINANCIAL STATEMENTS

Financial Futures Contracts:

The Funds may enter into futures contracts in an effort to manage the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

The Funds entered into U.S. Treasury Bond futures and U.S. Treasury Notes futures during the year ended September 30, 2023.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Open futures contracts are shown on the Schedules of Portfolio Investments. Underlying collateral pledged for open futures contracts is the cash at brokers for financial futures contracts shown on the Statements of Assets and Liabilities at September 30, 2023.

Fair Values of Derivative Financial Instrument as of September 30, 2023(1)
Statement of Assets and Liabilities Location

Liability Derivatives
	RBC BlueBay Access Capital
	Community	RBC BlueBay Impact
	Investment Fund	Bond Fund
Interest Rate Risk:
Unrealized depreciation on futures contracts	$1,038,439	$1,474,789
Total	$1,038,439	$1,474,789

The effect of derivative instruments on the Statement of Operations during the year ended September 30, 2023 is as follows:

	RBC BlueBay Access Capital
Derivative Instruments	Community	RBC BlueBay Impact
Categorized by Risk Exposure	Investment Fund	Bond Fund
Net realized Gain/(Loss) From:
Interest Rate Risk:
Financial futures contracts	$(1,671,663)	$(2,581,196)
Total	$(1,671,663)	$(2,581,196)

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NOTES TO FINANCIAL STATEMENTS

	RBC BlueBay Access Capital
Derivative Instruments	Community	RBC BlueBay Impact
Categorized by Risk Exposure	Investment Fund	Bond Fund
Net Change in Unrealized
Appreciation/(Depreciation) From:
Interest Rate Risk:
Financial futures contracts	$718,791	$(808,832)
Total	$718,791	$(808,832)

(1) Not considered to be hedging instruments for accounting disclosure purposes.

For the year ended September 30, 2023, the average volume of derivative activities based on ending quarterly outstanding amounts are as follows:

	RBC BlueBay Access Capital
	Community	RBC BlueBay Impact
	Investment Fund	Bond Fund
Futures long position (contracts)	335	326
Futures short position (contracts)	46	42

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. A Fund’s maximum risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

With exchange-traded futures, the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Affiliated Investments:

The Funds invest in another Fund of the Trust (an “Affiliated Fund”), RBC BlueBay U.S. Government Money Market Fund-RBC Institutional Class 1, as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund. As the affiliated investment is a money market fund in which shares are issued and redeemed at $1.00 per share, the number of shares purchased and sold equal the dollar amount shown as purchased and sold, and no gain or loss was realized on the sale of shares of the money market fund.

71

NOTES TO FINANCIAL STATEMENTS

	Value			Value
	September 30, 2022	Purchases	Sales	September 30, 2023	Dividends
Investments in RBC BlueBay U.S. Government Money Market Fund —RBC Institutional Class 1
RBC BlueBay Access Capital Community Investment Fund	$1,836,898	$199,214,327	$(163,255,616)	$37,795,609	$454,526
RBC BlueBay Impact Bond Fund	3,439,191	97,034,859	(78,306,610)	22,167,440	803,207

Credit Enhancement:

Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method. Paydown gains and losses on mortgage- and asset-backed securities are included in the financial statements as interest income.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., reclassification of paydown gains and losses ), they are reclassified within a Fund’s capital account based on their federal tax basis treatment.

Indemnifications:

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of their duties to the Funds. Additionally, in

72

NOTES TO FINANCIAL STATEMENTS

the normal course of business, the Funds enter into contracts, including the Funds’ servicing agreements, that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM-US under which RBC GAM-US manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
RBC BlueBay Access Capital Community Investment Fund	0.35%
RBC BlueBay Impact Bond Fund	0.35%

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of the Funds to the following levels pursuant to an expense limitation agreement.

	Class A	Class I	Class IS	Class R6	Class Y
	Annual Rate	Annual Rate	Annual Rate	Annual Rate	Annual Rate
RBC BlueBay Access Capital Community Investment Fund	0.80%	0.45%	0.40%	N/A	N/A
RBC BlueBay Impact Bond Fund	0.70%	0.45%	N/A	0.40%	0.40%

This expense limitation agreement is in place until January 31, 2025, and shall continue for additional one-year terms unless terminated by either party at any time. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses waived or reimbursed during any of the previous 12 months (3 years for the Impact Bond Fund), provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

As of September 30, 2023, the amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 9/30/21	FYE 9/30/22	FYE 9/30/23	Total
RBC BlueBay Access Capital Community Investment Fund	$ N/A	$ N/A	$626,508	$626,508
RBC BlueBay Impact Bond Fund	243,047	308,395	291,003	842,445

There was no recoupment of expense reimbursements/waivers during the year. Amounts from years prior to those shown are no longer subject to recoupment.

RBC GAM-US may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such programs are not subject to recoupment.

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Funds pay to RBC GAM-US indirectly through its investment in an affiliated money market fund. For the year ended September 30, 2023, the amount waived was $16,459 and $27,705 for RBC BlueBay Access Capital Community Investment Fund and RBC BlueBay Impact Bond Fund, respectively, and is included in expenses waived/reimbursed by Advisor in the Statement of Operations.

RBC GAM-US serves as co-administrator to the Funds. Bank of New York Mellon (“BNY Mellon”) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds,

73

NOTES TO FINANCIAL STATEMENTS

maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM-US does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by each Fund based in part on each Fund’s average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statement of Operation.

RBC GAM-US also provides certain CRA-related administrative services to Class I shareholders of Access Capital Community Investment Fund pursuant to a Special Administrative Services Agreement with the Trust. In consideration for such services and the assumption of related expenses, RBC GAM-US receives a fee of 0.05% of the average daily net assets of Class I shares of the Fund.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $84,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of -pocket expenses relating to attendance at such meetings. These amounts are included in the Statements of Operations in “Trustee’ fees”.

In conjunction with the initial launch of the Impact Bond Fund and the subsequent launch of Class A and Class Y shares, the Advisor invested seed capital in the Fund to provide the Fund or share class with its initial investment assets. The table below shows, as of September 30, 2023, the Fund’s net assets, the shares held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

		Shares held	% of Fund
	Net Assets	by Advisor	Net Assets
RBC BlueBay Impact Bond Fund	$241,170,273	6,875,141	23.4%

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I and Class R6. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%*

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended September 30, 2023, there were no fees waived by the Distributor.

For the year ended September 30, 2023, the Distributor received commissions of $1,901 in front-end sales charges of Class A shares of the Funds, of which $1,733 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

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NOTES TO FINANCIAL STATEMENTS

The Distributor did not receive any CDSC fees from Class A shares of the Funds during the year ended September 30, 2023.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2023 were as follows:

	Purchases	Sales	Purchases	Sales
	(Excl. U.S. Gov’t)	(Excl. U.S. Gov’t)	of U.S. Gov’t.	of U.S. Gov’t.
RBC BlueBay Access Capital Community Investment Fund	$ 4,351,959	$ 9,484,072	$517,397,665	$550,849,138
RBC BlueBay Impact Bond Fund	78,635,772	62,805,179	103,815,554	107,631,337

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“Shares Outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	RBC BlueBay Access Capital Community Investment Fund		RBC BlueBay Impact Bond Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$408,295	$968,891	$60,793	$1,000,000
Distributions reinvested	223,108	213,449	29,194	7,501
Cost of shares redeemed	(2,904,215)	(3,939,878)	(28,543)	(16,171)

Change in Class A	$(2,272,812)	$(2,757,538)	$61,444	$991,330

Class I
Proceeds from shares issued	$103,160,902	$182,842,481	$31,047,111	$45,194,667
Distributions reinvested	12,620,383	8,763,619	3,313,753	2,193,306
Cost of shares redeemed	(134,043,813)	(137,545,454)	(17,880,242)	(13,421,769)

Change in Class I	$(18,262,528)	$54,060,646	$16,480,622	$33,966,204

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NOTES TO FINANCIAL STATEMENTS

	RBC BlueBay Access Capital Community Investment Fund		RBC BlueBay Impact Bond Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Class IS
Proceeds from shares issued	$17,905,593	$44,327,365	$—	$—
Distributions reinvested	1,738,503	891,594	—	—
Cost of shares redeemed	(16,303,100)	(18,020,573)	—	—

Change in Class IS	$3,340,996	$27,198,386	$—	$—

Class R6
Proceeds from shares issued	$—	$—	$15,731,479	$3,914,712
Distributions reinvested	—	—	2,212,031	1,982,680
Cost of shares redeemed	—	—	(1,493,012)	(7,008,693)

Change in Class R6	$—	$—	$16,450,498	$(1,111,301)

Class Y
Distributions reinvested	$—	$—	$1,705,968	$1,478,137

Change in Class Y	$—	$—	$1,705,968	$1,478,137

Change in net assets resulting from capital transactions	$(17,194,344)	$78,501,494	$34,698,532	$35,324,370

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NOTES TO FINANCIAL STATEMENTS

	RBC BlueBay Access Capital Community Investment Fund		RBC BlueBay Impact Bond Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
SHARE TRANSACTIONS:
Class A
Issued	53,280	113,890	7,118	110,619
Reinvested	29,342	25,648	3,444	850
Redeemed	(381,958)	(475,290)	(3,367)	(1,815)

Change in Class A	(299,336)	(335,752)	7,195	109,654

Class I
Issued	13,648,609	21,919,539	3,638,268	4,828,785
Reinvested	1,660,052	1,056,934	389,941	232,926
Redeemed	(17,732,669)	(16,520,924)	(2,097,983)	(1,442,934)

Change in Class I	(2,424,008)	6,455,549	1,930,226	3,618,777

Class IS
Issued	2,338,871	5,395,005	—	—
Reinvested	228,828	108,646	—	—
Redeemed	(2,145,539)	(2,207,011)	—	—

Change in Class IS	422,160	3,296,640	—	—

Class R6
Issued	—	—	1,842,573	412,872
Reinvested	—	—	260,326	208,613
Redeemed	—	—	(178,931)	(777,383)

Change in Class R6	—	—	1,923,968	(155,898)

Class Y
Reinvested	—	—	200,984	155,748

Change in Class Y	—	—	200,984	155,748

Change in shares resulting from capital transactions	(2,301,184)	9,416,437	4,062,373	3,728,281

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

77

NOTES TO FINANCIAL STATEMENTS

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last three tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of September 30, 2023, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

				Net Unrealized
	Tax Cost Of	Unrealized	Unrealized	Appreciation/
	Investments	Appreciation	Depreciation	(Depreciation)
RBC BlueBay Access Capital Community Investment Fund	$774,220,327	$147,872	$(108,251,075)	$(108,103,203)
RBC BlueBay Impact Bond Fund	268,664,196	73,329	(30,061,651)	(29,988,322)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax mark-to-market of derivatives.

The tax character of distributions during the year ended September 30, 2023 were as follows:

	Distributions Paid From
			Total
	Ordinary	Total Taxable	Distributions
	Income	Distributions	Paid
RBC BlueBay Access Capital Community Investment Fund	$23,287,093	$23,287,093	$23,287,093
RBC BlueBay Impact Bond Fund	7,490,077	7,490,077	7,490,077
The tax character of distributions during the year ended September 30, 2022 were as follows:
	Distributions Paid From
				Total
	Ordinary	Net Long Term	Total Taxable	Distributions
	Income	Capital Gains	Distributions	Paid
RBC BlueBay Access Capital Community Investment Fund	$14,770,525	$—	$14,770,525	$14,770,525
RBC BlueBay Impact Bond Fund	4,504,459	1,115,095	5,619,554	5,619,554

Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

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NOTES TO FINANCIAL STATEMENTS

As of September 30, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

	RBC BlueBay Access Capital Community Investment Fund	RBC BlueBay Impact Bond Fund
Undistributed ordinary income	$—	$23,326
Undistributed long term gain	—	—

Accumulated earnings	—	23,326
Accumulated capital loss carryforwards	(66,287,775)	(18,450,965)
Unrealized depreciation	(108,103,203)	(29,988,322)
Other temporary differences	(553,520)	(23,529)

Total Accumulated Losses	$(174,944,498)	$(48,439,490)

As of September 30, 2023, the Access Capital Community Investment Fund and the Impact Bond Fund had a short-term capital loss carryforward of $18,805,807 and $5,902,256 and a long-term capital loss carryforward of $47,481,968 and $12,538,709 respectively, available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character.

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

8. Line of Credit

The Funds are participants in an uncommitted, secured $500,000,000 line of credit with U.S. Bank, N.A. (the “Bank”), the Funds’ custodian, to be used to fund shareholder redemption requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of July 27, 2024. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate per annum. Since each Fund participates in this line of credit, there is no assurance that an individual fund will have access to all or any part of the $500,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at September 30, 2023. There were no borrowings made by the Funds under the line of credit during the year ended September 30, 2023.

9. Significant Risks:

Shareholder concentration risk

As of September 30, 2023, the Funds had broker-dealer omnibus accounts which each owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
RBC BlueBay Access Capital Community Investment Fund	1	19.1%
RBC BlueBay Impact Bond Fund	1	20.3%

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NOTES TO FINANCIAL STATEMENTS

In addition, an unaffiliated shareholder owned 21.3% of the Impact Bond Fund as of September 30, 2023. Significant transactions by these shareholders may impact the Funds’ performance.

10. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

80

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC BlueBay Access Capital Community Investment Fund and RBC BlueBay Impact Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC BlueBay Access Capital Community Investment Fund and RBC BlueBay Impact Bond Fund (two of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2023, the related statements of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 21, 2023

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

81

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended September 30, 2023, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
RBC BlueBay Access Capital Community Investment Fund	99.81%
RBC BlueBay Impact Bond Fund	99.06%

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

82

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to 2018 and 2019 to present)

Leslie H. Garner Jr. (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to 2023); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Phillip G. Goff (59)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2020

Principal Occupation(s) During Past 5 Years: Senior Vice President/Corporate Controller and Funds Treasurer, TIAA (2006 - 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to 2020); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (74)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Retired. Independent Consultant (2020 to present); Vice President and Treasurer, Hall Family Foundation (1988 to 2020); Chief Investment Officer, Chinquapin Trust Company (1999 to 2020)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

83

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward, CFA (70)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Brookdale Senior Living Inc. (2008 to 2019)

Christie Zarkovich (49)

Position, Term of Office and Length of Time Served with the Trust: Trustee since March 2023

Principal Occupation(s) During Past 5 Years: Chief Administrative, Financial and Investment Officer, Health Forward Foundation (2021 to present); Investment Director, Chinquapin Trust Company (2019 to 2021); Head of Mission-Related Investing Research, Cambridge Associates (2018 to 2019)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Interested Trustees(1)(2)(3)

David Eikenberg (54)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since October 2022

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc. (2018 to present); Vice President, T. Rowe Price (2010 to 2018)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

84

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

David Eikenberg (54)(5)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since October 2022

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc. (2018 to present); Vice President, T. Rowe Price (2010 to 2018)

Kathleen A. Hegna (56)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Head, Fund Operations (US), RBC Global Asset Management (U.S.) Inc. (September 2022 to present); Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to September 2022)

Christina M. Weber (55)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017)

Jodi DeFeyter (52)

Position, Term of Office and Length of Time Served with the Trust: Assistant Secretary since October 2022

Principal Occupation(s) During Past 5 Years: Director, Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2012 to present)

Tara Tilbury (49)

Position, Term of Office and Length of Time Served with the Trust: Assistant Secretary since October 2022

Principal Occupation(s) During Past 5 Years: Managing Counsel, RBC Global Asset Management (U.S.) Inc. (2018 to present); Vice President and Chief Counsel – Asset Management, Ameriprise Financial, Inc. (2105 to 2018)

(1)

The address of each Trustee/Officer except David Eikenberg is 50 South Sixth Street, Suite 2350,Minneapolis, Minnesota 55402. The address of David Eikenberg is 225 Franklin Street, Boston, Massachusetts 02110.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

85

MANAGEMENT (UNAUDITED)

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.
(5)	David Eikenberg has been determined to be an interested Trustee by virtue of his position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

86

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class A, Class IS, Class I, Class R6 and Class Y shares.

Class A

Class A shares are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares are currently subject to a maximum up-front sales charge of 3.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% annual 12b-1 service and distribution fee.

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class IS

Class IS shares are offered in Access Capital Community Investment Fund and are available to investors who meet the $2,500 minimum initial investment requirement. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in Impact Bond Fund. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class Y

Class Y shares are offered in Impact Bond Fund for institutional investors that hold shares through an account held directly with the Fund and meet the $5,000,000 minimum requirement for initial investment. This share class does not have an upfront sales charge (load) or a 12b-1 distribution and servicing fee.

87

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023 through September 30, 2023.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Expenses Paid During Period* 4/1/23–9/30/23	Annualized Expense Ratio During Period 4/1/23–9/30/23
RBC BlueBay Access Capital Community Investment Fund
	Class A	$1,000.00	$952.10	$3.87	0.79%
	Class I	1,000.00	953.80	2.16	0.44%
	Class IS	1,000.00	954.00	1.91	0.39%
RBC BlueBay Impact Bond Fund
	Class A	1,000.00	963.40	3.35	0.68%
	Class I	1,000.00	964.70	2.12	0.43%
	Class R6	1,000.00	964.90	1.87	0.38%
	Class Y	1,000.00	964.90	1.87	0.38%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

88

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Expenses Paid During Period* 4/1/23-9/30/23	Annualized Expense Ratio During Period 4/1/23-9/30/23
RBC BlueBay Access Capital Community Investment Fund
	Class A	$1,000.00	$1,021.11	$4.00	0.79%
	Class I	1,000.00	1,022.86	2.23	0.44%
	Class IS	1,000.00	1,023.11	1.98	0.39%
RBC BlueBay Impact Bond Fund
	Class A	1,000.00	1,021.66	3.45	0.68%
	Class I	1,000.00	1,022.91	2.18	0.43%
	Class R6	1,000.00	1,023.16	1.93	0.38%
	Class Y	1,000.00	1,023.16	1.93	0.38%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

89

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreement

In September 2023, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreement (“Agreement”) with the Advisor for each Fund for an additional year.

As part of their review of the Agreement, the Trustees requested and considered information regarding the advisory services performed by the Advisor; the staffing and qualifications of the personnel responsible for operating and managing the Funds; and the Funds’ performance, fees, and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year; information presented at both a special meeting held to review requested material related to the proposed renewals and a regular meeting at which the proposed renewals were considered, and their experience with the management and portfolio management teams over the years. The information included material provided by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc., an independent statistical compilation company, providing comparative fee and expense information and comparative performance information for the Funds vs. funds in the same category and funds in more tailored peer groups. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as the senior investment professionals responsible for managing the Funds, to discuss the information and the Advisor’s ongoing management of the Funds. The Trustees reviewed the nature and quality of the services provided to the Funds by the Advisor, including information as to each Fund’s performance relative to appropriate index benchmarks and their respective Morningstar categories and peer groups as well as information with respect to custom peer groups designed to align more closely with the Funds’ specific investment strategies. With respect to the RBC BlueBay Access Capital Community Investment Fund, the Trustees were informed that the Fund’s category consists of funds that own Treasury bonds in addition to mortgage bonds, while the Fund does not invest in Treasuries, and that only one other fund in its category employs a socially conscious strategy and, accordingly, the available comparative data is not necessarily fully applicable.

In considering the nature and quality of services to be provided by the Advisor, the Trustees were informed with respect to the research, credit, and fundamental analysis capabilities; the specialized expertise in the area of fixed income investments eligible for regulatory credit under the Community Reinvestment Act of 1977 (“CRA”); the Advisor’s significant expertise with regard to evaluating environmental, social and governance (ESG) factors, and the extensive portfolio management experience of the Advisor’s staff as well as its operational and compliance structure and systems and financial strength. The Trustees noted that advisory fees and expense ratios were competitive and, in particular, that neither of the Funds had total net expenses that exceeded the median of its peer group. The Trustees also received reports from the Advisor regarding the performance and fee levels for other advisory client accounts it advises in similar strategies and discussed differences in services provided, noting that the need to: manage liquidity for shareholder redemptions; collateral requirements, and regulatory matters; and evaluating relevant ESG factors and CRA eligibility, all require additional time and attention from the investment team.

The Trustees reviewed advisory fee and expense information for each Fund compared to similarly situated funds, including information regarding other client accounts advised or sub-advised by the Advisor with similar investment strategies and the reasons for any differences in fees. The Trustees considered, and viewed favorably, the arrangements to subsidize Fund expenses at competitive levels through expense limitation agreements. The Trustees reviewed profitability data — including year-over-year variances — for the Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds.

Based upon their review, the Trustees determined that the advisory fees payable to the Advisor were fair and reasonable in light of the nature and quality of services provided under all the circumstances

90

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

and was within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interests of the Funds and their shareholders for the Trustees to approve the approval of the Agreement, as well as continuation of the expense limitation agreement for the Funds for an additional year. In arriving at their collective decision to approve the Agreement, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.com

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2023.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

This product is made of material from well-managed FSC®-certified forests,

recycled materials, and other controlled sources.

RBCF-II AR 09-23

RBC Global Asset Management Annual Report For the year ended September 30, 2023 RBC BlueBay Emerging Market Debt Fund RBC BlueBay High Yield Bond Fund RBC BlueBay Core Plus Bond Fund RBC BlueBay Strategic Income Fund

	RBC Funds

About your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.com.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.com; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the SEC on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling the Funds at 1-800-422-2766.

A schedule of each Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the Commission’s website at http://www.sec.gov and on the Funds’ website at www.dfinview.com/usrbcgam. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

Table of Contents	Letter from the Chief Investment Officer	1
	Portfolio Managers	4
	Performance Summary (Unaudited)	7
	Management Discussion and Analysis (Unaudited)
	RBC BlueBay Emerging Market Debt Fund	10
	RBC BlueBay High Yield Bond Fund	14
	RBC BlueBay Core Plus Bond Fund	16
	- RBC BlueBay Strategic Income Fund	18
	Schedules of Portfolio Investments	21
	Financial Statements
	- Statements of Assets and Liabilities	66
	- Statements of Operations	69
	- Statements of Changes in Net Assets	71
	Financial Highlights	75
	Notes to Financial Statements	83
	Report of Independent Registered Public Accounting Firm	109
	Other Federal Income Tax Information (Unaudited)	110
	Management (Unaudited)	111
	Share Class Information (Unaudited)	115
	Supplemental Information (Unaudited)	116
	Approval of Investment Advisory Agreements (Unaudited)	118

LETTER FROM THE PORTFOLIO MANAGERS

The twelve-month period ended September 30, 2023 was characterized by a general decline in market volatility and strong recovery in risk asset prices both in equities and fixed income following the much more tumultuous period for financial markets in the earlier parts of 2022. For context, on the equity side, the S&P 500 Index returned 21.62% over the period. In the fixed income space, U.S. investment grade corporate credit, as measured by the ICE BofA US Corporate Index, returned 3.98%, and U.S. high yield and emerging market debt both returned in excess of 10%, with the ICE BofA US High Yield Index’s and the J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified’s returning 10.17% and 10.12%, respectively. Credit spreads were generally tighter over the period as risk sentiment improved and investor appetite returned; conversely, core government bond yields remained under some pressure. The 10-year U.S. Treasury yield rose from 3.83% to 4.57% over the period, with moves even more pronounced at the front end of the curve as market participants moved to price in the need for more interest rate hikes than initially anticipated to bring inflation under control.

On the macro side, global Central Banks stayed the course and continued to hike interest rates in an effort to combat inflation. In the U.S. for example, the Federal Reserve (the “Fed”) hiked interest rates at every meeting in the past twelve months except June and September 2023, doing so initially in 75-basis point (“bp”) and 50-bp increments before moderating to 25-bp increments more recently as underlying inflation dynamics improved. Having been stubbornly high and rising in the early parts of 2022, inflation finally began to moderate and come down over the period with U.S. headline Consumer Price Index (“CPI”) reducing from 8.2% to 3.7%, and U.S. core CPI reducing from 6.6% to 4.3% in a similar dynamic. This marks a significant move downward from the multi-decade highs, but still some way above the Fed’s 2% target rate.

The main source of volatility over the period came in the first quarter of 2023, as stresses in the banking sector came to the fore on both sides of the Atlantic, with the forced takeover of Credit Suisse by UBS in Europe coupled with the failure of a number of regional banks in the U.S. leading to heightened fears of a repeat of the 2008 global financial crisis by many market participants. However, these fears were short-lived, and by the summer months, contagion worries had subsided as it became apparent the stresses were more contained in a small number of banks with their own idiosyncratic issues as opposed to system-wide. Thereafter there was some angst among investors relating to the U.S. debt ceiling debacle and the prospect of a self-inflicted U.S. debt default, which was narrowly averted following a last minute deal in early June. Tensions in Washington, D.C. remained elevated with the threat of a government shutdown throughout September, which, too, was narrowly averted at the eleventh hour, but ultimately cost Kevin McCarthy his job as House speaker given rising divisions among the Republican Party.

Outside of the U.S., emerging markets (“EM”) had an eventful twelve months. There were key presidential elections in both Brazil and Turkey, the conflict between Russia and Ukraine entered its second year showing no signs of coming to a near-term resolution, and in China, the growth outlook deteriorated meaningfully over the course of 2023 with optimism about strong growth on the back of the “reopening” trade running out of steam early in the year. There were, however, some positive developments for a number of distressed EM sovereigns and their respective negotiations with the International Monetary Fund (“IMF”). In Argentina, this was in the shape of a

LETTER FROM THE PORTFOLIO MANAGERS

reworking of the near-term program parameters and bringing forward program financing into 2023. Elsewhere, Zambia reached an agreement on its debt restructuring with creditors, while Pakistan reached an agreement on new short-term financing to get through to early 2024.

Looking ahead, uncertainty over data, and therefore policy, remains high as we enter the final quarter of the year. We would expect to see some incremental evidence of slower economic activity and somewhat higher inflation pressures over the coming weeks and months, particularly in light of the recent rise in oil prices. This does not project a particularly supportive backdrop for financial market assets broadly speaking, and therefore we are happy to remain patient, looking for markets to overshoot in either direction before meaningfully increasing directional risk. We remain modestly constructive on corporate credit, reflecting solid technicals on the back of ongoing demand that comes with the attractive yield levels and moderating supply into year-end. Even looking at fundamentals, balance sheets on average are in good shape, and default and downgrade activity at or below historical levels, even if growth disappoints somewhat from here. Active selection should remain key. We see pockets of value, but also issuers and sectors to avoid. An uncertain growth/inflation/policy backdrop should not only mean volatility that can be tactically traded but should also create bottom-up sector and issuer performance dispersion as analysts try to assess the impact of higher prices, divergent growth paths, and shifts in monetary and fiscal policy on their names. While we remain cautious given the uncertain growth path, we see room for spreads on average to tighten a little further on solid technicals and see bottom-up opportunities from issuer dispersion and from mispricing in certain pockets of the market

Sincerely,

Andrzej Skiba, CFA

Managing Director, Head of U.S. Fixed Income, Senior Portfolio Manager

RBC Global Asset Management (U.S.) Inc.

Polina Kurdyavko, CFA

Managing Director, Head of BlueBay Emerging Markets, Senior Portfolio Manager

RBC Global Asset Management (UK) Limited

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

The S&P 500 is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and covers approximately 80% of available market capitalization.

The ICE BofA US Corporate Index tracks the performance of U.S. dollar-denominated investment grade corporate debt publicly issued and settled in the U.S. domestic market.

The ICE BofA US High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

The J.P. Morgan Emerging Market Bond Index tracks the performance of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasi-sovereign entities in emerging markets. The J.P. Morgan Emerging Market Bond Index Global Diversified limits the weights of countries with larger debt stocks by including only a specified portion of these countries’ eligible current face amounts of debt outstanding.

LETTER FROM THE PORTFOLIO MANAGERS

Indexes are unmanaged and it is not possible to invest directly in an index.

Spread measures the difference between two rates or yields.

A basis point is a unit of measure equal to one one-hundredth of a percent.

The Consumer Price Index (“CPI”) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas.

The information herein represents the opinions of the Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk. For a complete list of Fund holdings please refer to the Schedule of Portfolio Investments included in this report.

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) serves as the investment advisor to each of the Funds and RBC Global Asset Management (UK) Limited serves as investment sub-advisor to RBC BlueBay Emerging Market Debt Fund and RBC BlueBay High Yield Bond Fund. The sub-advisor is responsible for the overall management of the portfolios of RBC BlueBay Emerging Market Debt Fund and RBC BlueBay High Yield Bond Fund. The individuals primarily responsible for the day-to-day management of the Funds’ portfolios are set forth below.

RBC BlueBay Emerging Market Debt Fund

Polina Kurdyavko, CFA

Managing Director, Head of BlueBay Emerging Markets, BlueBay Senior Portfolio Manager

Polina is head of BlueBay Emerging Markets and a BlueBay senior portfolio manager on the BlueBay Fixed Income team at RBC Global Asset Management (UK) Limited. In addition to oversight of investments across all Emerging Markets (EM) strategies, Polina is also a lead portfolio manager for several flagship funds in EM sovereign, credit and local markets, including long only and alternative products. Prior to joining the organization in 2005, Polina had worked at an investment banking firm where she was a credit analyst in EM corporate research covering EM issuers and providing support for primary issuance of corporate debt. She had earlier worked as an emerging markets equity analyst at an asset management company. Polina started her career in the investment industry in 2000 at a macro research boutique in Russia. Polina holds an MSc (Hons) in Finance from the People’s Friendship University of Russia. She is also a CFA® charterholder.

RBC BlueBay High Yield Bond Fund

Justin Jewell

Managing Director, Head of European High Yield, BlueBay Senior Portfolio Manager

Justin is head of European High Yield within the Global Leveraged Finance Group on the BlueBay Fixed Income team at RBC Global Asset Management (UK) Limited. He moved into portfolio management in 2012 after joining BlueBay Asset Management as Head of High Yield trading in 2009. Justin previously worked with a global investment banking company as Director of High Yield and Distressed trading in Europe. He started his career in the investment industry in 2002. Justin holds a BSc in Economics from the London School of Economics, U.K.

Andrzej Skiba, CFA

Managing Director, Head of U.S. Fixed Income, BlueBay Senior Portfolio Manager

Andrzej is head of U.S. Fixed Income on the BlueBay Fixed Income team at RBC Global Asset Management (U.S.) Inc. and is based in the U.S. He assumed this role in 2013 when he moved to the U.S. from London to oversee the buildout of global investment grade capability. This followed a period from 2009, where he was a portfolio manager responsible for corporate investments within BlueBay’s Investment Grade strategies. Prior to joining the organization in 2005 as a credit analyst, Andrzej had worked for an investment bank as a credit analyst covering European investment grade issues in the telecom, media, and utility sectors. He started his career in the investment industry in 2001. Andrzej holds a Bachelor of Science (Honors) in

PORTFOLIO MANAGERS

Management and International Business Economics from the University of Manchester Institute of Science and Technology. He is also a CFA® charterholder.

Tim Leary

Senior Portfolio Manager

Tim is a BlueBay senior portfolio manager on the BlueBay Fixed Income team at RBC Global Asset Management (U.S.) Inc., focused on U.S. fixed income. In this role, he manages several global leveraged finance and environmental, social and governance (“ESG”) strategies. Tim was promoted to his current position in 2021 after working as a portfolio manager for four years and was previously head of Trading, North America, since joining the firm in 2012. Prior to joining the firm, Tim worked with two major investment banks in the high yield and distressed credit trading and leverage loan trading domains. He started his career in the investment industry in 2005. Tim holds a BS in Business Administration with Finance concentration from Fordham University, U.S.

RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund

Andrzej Skiba, CFA

Managing Director, Head of U.S. Fixed Income, BlueBay Senior Portfolio Manager

Andrzej is head of U.S. Fixed Income on the BlueBay Fixed Income team at RBC Global Asset Management (U.S.) Inc. and is based in the U.S. He assumed this role in 2013 when he moved to the U.S. from London to oversee the buildout of global investment grade capability. This followed a period from 2009, where he was a portfolio manager responsible for corporate investments within BlueBay’s Investment Grade strategies. Prior to joining the organization in 2005 as a credit analyst, Andrzej had worked for an investment bank as a credit analyst covering European investment grade issues in the telecom, media, and utility sectors. He started his career in the investment industry in 2001. Andrzej holds a Bachelor of Science (Honors) in Management and International Business Economics from the University of Manchester Institute of Science and Technology. He is also a CFA® charterholder.

Brian Svendahl, CFA

BlueBay Senior Portfolio Manager

Brian is a BlueBay senior portfolio manager on the BlueBay Fixed Income team at RBC Global Asset Management (U.S.) Inc. He has had a leadership role within the Minneapolis-based fixed income group since 2012 and has been the lead portfolio manager for the firm’s impact investing strategies since 2006. He also managed many government and mortgage strategies. Brian joined the organization in 2005, having held risk management, research, and trading positions with a large American multinational financial services company since 1992. Brian holds an MBA, a BBA in Finance and a Bachelor of Science in Economics from the University of Minnesota. He is also a CFA® charterholder and a Financial Risk Manager (FRM®).

PORTFOLIO MANAGERS

Brandon Swensen, CFA

BlueBay Senior Portfolio Manager

Brandon is a BlueBay senior portfolio manager on the BlueBay Fixed Income team at RBC Global Asset Management (U.S.) Inc. In addition to co-leading the fixed income group based in Minneapolis, he is a portfolio manager for several cash management and core solutions. Brandon began his career in the investment industry in 1998 and held positions as a research analyst and financial analyst prior to joining the RBC GAM Mortgage and Government team in 2000. Brandon holds an MBA in Finance from the University of St. Thomas and a Bachelor of Science in Finance from St. Cloud State University. He is also a CFA® charterholder.

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	5 Year	10 Year	Since Inception(a)	Net Expense Ratio(b)(c)	Gross Expense Ratio(b)(c)
Average Annual Total Returns as of September 30, 2023 (Unaudited)

RBC BlueBay Emerging Market Debt Fund
Class A
- Including Max Sales Charge of 4.25%	9.31%	(0.26)%	0.40%	0.83%
- At Net Asset Value	14.12%	0.61%	0.84%	1.20%	1.04%	17.51%
Class I
- At Net Asset Value	14.42%	0.89%	1.08%	1.44%	0.79%	1.65%
Class R6
- At Net Asset Value	14.54%	0.93%	1.15%	1.52%	0.74%	31.35%

JPM EMBI Global Diversified Index(d)	10.12%	(0.35)%	2.44%	2.98%
RBC BlueBay High Yield Bond Fund
Class A
- Including Max Sales Charge of 4.25%	5.36%	2.91%	3.94%	4.84%
- At Net Asset Value	10.06%	3.81%	4.39%	5.22%	0.82%	1.16%
Class I
- At Net Asset Value	10.34%	4.06%	4.67%	5.50%	0.57%	0.82%

ICE BofA US High Yield Index(d)	10.17%	2.79%	4.16%	5.33%
RBC BlueBay Core Plus Bond Fund(e)
Class A
- Including Max Sales Charge of 3.75%	(0.37)%	N/A	N/A	(9.03)%
- At Net Asset Value	4.11%	N/A	N/A	(6.96)%	0.70%	1.51%
Class I
- At Net Asset Value	4.34%	N/A	N/A	(6.70)%	0.45%	1.15%
Class R6
- At Net Asset Value	4.39%	N/A	N/A	(6.65)%	0.40%	1.19%

Bloomberg US Aggregate Bond Index(d)	0.64%	N/A	N/A	(7.55)%
RBC BlueBay Strategic Income Fund(f)
Class A
- Including Max Sales Charge of 3.75%	3.68%	N/A	N/A	0.50%
- At Net Asset Value	8.33%	N/A	N/A	2.79%	0.89%	1.63%
Class I
- At Net Asset Value	8.48%	N/A	N/A	3.03%	0.64%	1.29%
Class R6
- At Net Asset Value	8.54%	N/A	N/A	3.08%	0.59%	1.33%

ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index(d)	4.54%	N/A	N/A	2.56%
Bloomberg US Aggregate Bond Index (d)	0.64%	N/A	N/A	(7.56)%

Parentheses indicate negative performance returns.

PERFORMANCE SUMMARY (UNAUDITED)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to the most recent month-end go to www.rbcgam.com. Please see footnotes below.

(a)

For BlueBay Emerging Market Debt Fund and BlueBay High Yield Bond Fund, the inception date (commencement of operations) is November 27, 2013 for Class A shares, November 30, 2011 for Class I shares, and December 27, 2016 for Class R6 shares of BlueBay Emerging Market Debt Fund. The performance in the table for the Class A and Class R6 shares prior to the inception of those classes reflects the performance of the Class I shares since the Fund’s inception, adjusted to reflect the fees and expenses of Class A shares and Class R6 shares, respectively.

(b)	The Funds’ expenses are from the Funds’ most recent prospectus dated January 27, 2023, and reflect actual expenses for the fiscal year ended September 30, 2022.

(c)	The advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses to the levels disclosed in the Funds’ prospectus until January 31, 2025.

(d)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but does not include sales fees or operating expenses. You cannot invest directly in indices.

(e)	The inception date for the RBC BlueBay Core Plus Bond Fund is November 1, 2021.

(f)	The inception date for the RBC BlueBay Strategic Income Fund is November 1, 2021.

JPM EMBI Global Diversified Index is a subset of the JPMorgan EMBI. The JPMorgan EMBI tracks the performance of U.S. dollar-denominated Brady bonds, Eurobonds and traded loans issued by sovereign and quasi-sovereign entities in emerging markets. The JPMorgan EMBI Global Diversified limits the weights of countries with larger debt stocks by including only a specified portion of these countries’ eligible current face amounts of debt outstanding.

The ICE BofA US High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and collateralised mortgage-backed securities.

ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index tracks the performance of a synthetic asset paying a deposit offered rate to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible.

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MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Emerging Market Debt Fund
Investment Strategy

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities and/or investments that have similar economic characteristics as fixed income securities of issuers economically tied to emerging market countries that are considered by the Fund to have the potential to provide a high level of total return.

Performance

For the twelve-month period ended September 30, 2023, the Fund had an annualized total return of 14.42% (Class I). That compares to an annualized total return of 10.12% for the J.P. Morgan Emerging Market Bond Index Global Diversified, the Fund’s primary benchmark.

Factors That Contributed to Relative Returns	• Overweight emerging market credit beta during a period of emerging market credit spread tightening
• Preference for high yield over investment grade exposure
• Overweight to countries in Latin America, including Argentina, Mexico, Ecuador, El Salvador, Paraguay, and Colombia
Factors That Detracted From Relative Returns	• Macro hedges in the form of index credit default swaps
• Underweight in Bahrain

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower- and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund invests in securities issued by smaller companies, which involve greater risks such as more volatility and less liquidity than larger companies. The Fund may invest in derivatives, which involve special risks including correlation, counterparty, liquidity, operational, accounting, and tax risks. These risks, in certain cases, may be greater than risks presented by more traditional investments. The Fund is non-diversified, which means it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual security volatility than a diversified fund. These risks are described more fully in the prospectus.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Emerging Market Debt Fund

The J.P. Morgan Emerging Market Bond Index tracks the performance of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasi-sovereign entities in emerging markets. The J.P. Morgan Emerging Market Bond Index Global Diversified limits the weights of countries with larger debt stocks by including only a specified portion of these countries’ eligible current face amounts of debt outstanding. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Beta is a volatility measurement of a portfolio compared to a benchmark or the overall market and indicates the sensitivity of a portfolio’s returns to benchmark or market movements.

Spread measures the difference between two rates or yields.

Past performance is not a guarantee of future results.

	MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
	RBC BlueBay Emerging Market Debt Fund
Investment Objective	The Fund seeks to achieve a high level of total return consisting of income and capital appreciation.
Benchmark	JPM EMBI Global Diversified Index
Asset Allocation as of 9/30/23 (% of Fund’s investments) & Top Five GICS sectors (as of 9/30/23) (% of Fund’s net assets)

	*Includes U.S. dollar denominated cash equivalent investments representing 3.33% of investments.
Top Ten Holdings (excluding investment companies) (as of 9/30/23) (% of Fund’s net assets)	U.S. Treasury Notes, 2.75%, 2/15/24	7.19%	Turkey Government International Bond, 5.75%, 5/11/47	1.56%
	Oman Government International Bond, 6.75%, 1/17/48	2.40%	Mexico Government International Bond, 3.77%, 5/24/61	1.51%
	Petroleos Mexicanos, 5.63%, 1/23/46	1.99%	DP World Salaam, 6.00%	1.27%
	Turkey Government International Bond, 4.88%, 4/16/43	1.80%	Uruguay Government International Bond, 4.98%, 4/20/55	1.25%
	Corp. Nacional del Cobre de Chile, 5.95%, 1/8/34	1.62%	Oman Government International Bond, 6.75%, 10/28/27	1.22%
	A listing of all portfolio holdings can be found beginning on page 21
Growth of $1,000,000 Initial Investment Over 10 Years

	The graph reflects an initial hypothetical investment of $1,000,000 over the 10-year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

This Page Intentionally Left Blank

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay High Yield Bond Fund
Investment Strategy

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities and/or investments that, at the time of purchase, have similar economic characteristics as fixed income securities that are non-investment grade (high yield/junk bond), and are considered by the Fund to have the potential to provide a high level of total return.

Performance

For the twelve-month period ended September 30, 2023, the Fund had an annualized total return of 10.34% (Class I). That compares to an annualized total return of 10.17% for the ICE BofA US High Yield Index, the Fund’s primary benchmark.

Factors That Contributed to Relative Returns	• Overweight positioning to the communications sector
• Defensive position in lower quality credit

Factors That Detracted From Relative Returns	• Underweight positioning to the cruise line industry
• Underweight positing to airlines

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund may invest in derivatives, which involve special risks including correlation, counterparty, liquidity, operational, accounting, and tax risks. These risks, in certain cases, may be greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

The ICE BofA US High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay High Yield Bond Fund
The Fund seeks to achieve a high level of total return consisting of income and capital appreciation.				Investment Objective Benchmark
ICE BofA US High Yield Index

*Includes U.S. dollar denominated cash equivalent investments representing 3.40% of investments.				Asset Allocation as of 9/30/23 (% of Fund’s investments) & Top Five GICS sectors (as of 9/30/23) (% of Fund’s net assets)

U.S. Treasury Notes, 5.00%, 8/31/25	2.43%	CCO Holdings LLC / CCO Holdings Capital Corp., 7.38%, 3/1/31	1.04%	Top Ten Holdings (excluding investment companies) (as of 9/30/23) (% of Fund’s net assets)
Boxer Parent Co., Inc., 7.13%, 10/2/25	1.36%	Ferrellgas LP / Ferrellgas Finance Corp., 5.88%, 4/1/29	1.02%
Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 9/15/28	1.26%	Specialty Building Products Holdings LLC / SBP Finance Corp., 6.38%, 9/30/26	1.00%
Dealer Tire LLC / DT Issuer LLC, 8.00%, 2/1/28	1.12%	ITT Holdings LLC, 6.50%, 8/1/29	0.99%
GTCR W-2 Merger Sub LLC, 7.50%, 1/15/31	1.04%	CQP Holdco LP / BIP-V Chinook Holdco LLC, 5.50%, 6/15/31	0.98%
A listing of all portfolio holdings can be found beginning on page 34
				Growth of $1,000,000 Initial Investment Over 10 Years

The graph reflects an initial hypothetical investment of $1,000,000 over the 10-year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Core Plus Bond Fund

Investment Strategy

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related and asset-backed securities (including Collateralized Mortgage Obligations (“CMOs”)), and obligations of U.S. and foreign governments (and supranational organizations) and their agencies. The Fund may invest in securities with fixed, floating or variable rate of interest. The Fund may invest up to 20% of its net assets in securities that are non-investment grade (high yield/junk bond).

Performance

For the twelve-month period ended September 30, 2023, the Fund had an annualized total return of 4.34% (Class I). That compares to an annualized total return of 0.64% for the Bloomberg US Aggregate Bond Index, the Fund’s primary benchmark.

Factors That Contributed to Relative Returns	• Short US interest duration bias • Underweight U.S. agency mortgage-backed securities
Factors That Detracted From Relative Returns	• Overweight positioning to subordinated bank debt • Underweight positioning to government-related (government-sponsored enterprise or “GSE”) debt

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in foreign securities involve greater volatility and political, economic, and currency risks, and differences in accounting methods. Derivatives such as futures, forwards, and swaps involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are described more fully in the prospectus.

The Bloomberg US Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. It includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency). You cannot invest directly in an index.

Duration measures the sensitivity of a bond’s price to changes in interest rates. Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Core Plus Bond Fund
The Fund seeks to provide total return.				Investment Objective Benchmark
Bloomberg US Aggregate Bond Index

				Asset Allocation as of 9/30/23 (% of Fund’s investments) & Top Five GICS sectors (as of 9/30/23) (% of Fund’s net assets)

Fannie Mae, (TBA), 2.00%, 10/15/53	6.60%	Fannie Mae, (TBA), 3.00%, 10/1/53	1.37%	Top Ten Holdings (excluding investment companies) (as of 9/30/23) (% of Fund’s net assets)
Fannie Mae, (TBA), 2.50%, 10/1/53	5.44%	Credit Suisse Mortgage Capital Certificates, Series 2020-SPT1, Certificates, Series 2020-SPT1, Class A2, 2.23%, 4/25/65	1.35%
Mexican Bonos, Series M, 8.50%, 5/31/29	2.54%	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2023-HQA2, Class M1B, (SOFR30A + 3.350%), 8.67%, 6/25/43	1.29%
Fannie Mae, Pool #BT8271, 4.00%, 7/1/52	1.80%	Fannie Mae, Pool #CB4768, 5.00%, 9/1/52	1.23%
Fannie Mae, (TBA), 3.50%, 10/1/53	1.72%
Fannie Mae, Pool #CB7160, 6.50%, 9/1/53	1.47%
A listing of all portfolio holdings can be found beginning on page 43
				Growth of $1,000,000 Initial Investment Since Inception (11/01/21)

The graph reflects an initial hypothetical investment of $1,000,000 over the period from November 1, 2021 (commencement of operations) through September 30, 2023 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Strategic Income Fund

Investment Strategy

The Fund seeks to achieve its investment objective by investing in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, municipal securities, mortgage-related and asset-backed securities (including Collateralized Mortgage Obligations (“CMOs”)), and obligations of U.S. and foreign governments and their agencies

Performance

For the twelve-month period ended September 30, 2023, the Fund had an annualized total return of 8.59% (Class I). That compares to an annualized total return of 4.54% for the Fund’s primary benchmark, the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index.

Factors That Contributed to Relative Returns	• Short U.S. interest duration bias
• Overweight positioning to technology

Factors That Detracted From Relative Returns
• Overweight positioning to subordinated bank debt

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. Derivatives such as futures, forwards, and swaps involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are described more fully in the prospectus.

The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index tracks the performance of a synthetic asset paying a deposit offered rate to the stated maturity. The index is based on the assumed purchase at part of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. You cannot invest directly in an index.

Duration measures the sensitivity of a bond’s price to changes in interest rates. Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Strategic Income Fund
The Fund seeks to provide total return (capital appreciation and income).				Investment
				Objective
ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index Bloomberg US Aggregate Bond Index				Benchmark

*Includes U.S. dollar denominated cash equivalents representing 9.0% of investments.				Asset Allocation as of 9/30/23 (% of Fund’s investments) & Top Five GICS sectors (as of 9/30/23) (% of Fund’s net assets)
U.S. Treasury Notes, 4.13%, 1/31/25	4.46%	Credit Suisse Mortgage Capital Certificates, Series 2020-SPT1, Class A2, 2.23%, 4/25/65	1.12%	Top Ten Holdings (excluding investment companies) (as of 9/30/23) (% of Fund’s net assets)
U.S. Treasury Notes, 5.00%, 8/31/25	3.96%	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2023-HQA2, Class M1B, (SOFR30A + 3.350%), 8.67%, 6/25/43	1.11%
Mexican Bonos, Series M, 8.50%, 5/31/29	2.46%	Avolon US LLC, 1st Lien Term Loan B5, (SOFR 1M + 2.25%), 7.68%, 12/1/27	1.11%
U.S. Treasury Notes, 4.38%, 10/31/24	1.87%	Triton Container International Ltd., 1.15%, 6/7/24	0.97%
Hilton Worldwide Finance LLC, 1st Lien Term Loan B2, (SOFR 1M + 1.75%), 7.17%, 6/21/26	1.13%
NextEra Energy Capital Holdings, Inc., 5.75%, 9/1/25	1.13%
A listing of all portfolio holdings can be found beginning on page 55

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Strategic Income Fund

Growth of $1,000,000 Initial Investment Since Inception (11/01/21)

The graph reflects an initial hypothetical investment of $1,000,000 over the period from November 1, 2021 (commencement of operations) through September 30, 2023 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund

September 30, 2023

Principal Amount		Value

Foreign Government Bonds — 64.32%
Angola — 1.60%
$ 460,000	Angolan Government International Bond, 8.25%, 5/9/28(a)	$399,197
280,000	Angolan Government International Bond, 8.75%, 4/14/32(a)	225,221

		624,418

Argentina — 1.79%
1,653,816	Argentine Republic Government International Bond, 3.50%, 7/9/41	431,922
1,067,095	Argentine Republic Government International Bond, 3.63%, 7/9/35	265,386

		697,308

Armenia — 0.52%
200,000	Republic of Armenia International Bond, 7.15%, 3/26/25(a)	203,200

Bahrain — 0.40%
200,000	Bahrain Government International Bond, 6.00%, 9/19/44(a)	154,147

Brazil — 0.42%
235,000	Brazilian Government International Bond, 4.75%, 1/14/50	163,086

Chile — 2.13%
308,000	Chile Government International Bond, 3.10%, 5/7/41	209,846
200,000	Chile Government International Bond, 4.00%, 1/31/52	145,895
200,000	Chile Government International Bond, 4.34%, 3/7/42	161,925
350,000	Chile Government International Bond, 5.33%, 1/5/54	312,599

		830,265

Colombia — 4.01%
410,000	Colombia Government International Bond, 3.25%, 4/22/32	295,338
550,000	Colombia Government International Bond, 3.88%, 2/15/61	286,428
255,000	Colombia Government International Bond, 4.13%, 5/15/51	142,622
460,000	Colombia Government International Bond, 5.00%, 6/15/45	302,447
240,000	Colombia Government International Bond, 7.50%, 2/2/34	227,147
310,000	Colombia Government International Bond, 8.00%, 4/20/33	307,059

		1,561,041

Costa Rica — 0.50%
200,000	Costa Rica Government International Bond, 6.55%, 4/3/34(b)	194,517

Dominican Republic — 3.18%
456,000	Dominican Republic International Bond, 5.50%, 1/27/25(a)	450,424
620,000	Dominican Republic International Bond, 5.88%, 1/30/60(a)	444,044
200,000	Dominican Republic International Bond, 7.05%, 2/3/31(a)	193,539
8,350,000(c)	Dominican Republic International Bond, 11.25%, 9/15/35(b)	149,258

		1,237,265

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2023

Principal Amount		Value

Ecuador — 0.66%
$ 698,779	Ecuador Government International Bond, 3.50%, 7/31/35(a)	$257,119

Egypt — 1.93%
211,000	Egypt Government International Bond, 6.59%, 2/21/28(a)	137,241
400,000	Egypt Government International Bond, EMTN, 7.50%, 2/16/61(a)	202,372
800,000	Egypt Government International Bond, 7.90%, 2/21/48(a)	410,427

		750,040

El Salvador — 0.97%
281,000	El Salvador Government International Bond, 6.38%, 1/18/27(a)	230,005
208,000	El Salvador Government International Bond, 7.65%, 6/15/35(a)	147,903

		377,908

Ghana — 1.07%
297,000	Ghana Government International Bond, 7.63%, 5/16/29(a)	131,812
235,000	Ghana Government International Bond, 8.63%, 4/7/34(a)	104,765
205,000	Ghana Government International Bond, 8.88%, 5/7/42(a)	87,651
215,000	Ghana Government International Bond, 8.95%, 3/26/51(a)	92,093

		416,321

Guatemala — 1.25%
290,000	Guatemala Government Bond, 3.70%, 10/7/33(a)	223,198
275,000	Guatemala Government Bond, 6.60%, 6/13/36(a)	264,661

		487,859

Hungary — 0.63%
440,000	Hungary Government International Bond, 3.13%, 9/21/51(a)	243,861

Indonesia — 1.92%
600,000	Indonesia Government International Bond, 3.35%, 3/12/71	359,829
3,000,000,000(d)	Indonesia Treasury Bond, Series FR98, 7.13%, 6/15/38	196,101
270,000	Perusahaan Penerbit SBSN Indonesia III, 3.80%, 6/23/50(a)	193,304

		749,234

Iraq — 0.67%
281,250	Iraq International Bond, 5.80%, 1/15/28(a)	260,833

Jordan — 0.92%
200,000	Jordan Government International Bond, 4.95%, 7/7/25(a)	193,686
200,000	Jordan Government International Bond, 7.38%, 10/10/47(a)	164,543

		358,229

Kenya — 0.48%
200,000	Republic of Kenya Government International Bond, 6.88%, 6/24/24(a)	185,586

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2023

Principal Amount		Value

Lebanon — 0.36%
$ 36,000	Lebanon Government International Bond, GMTN, 5.80%, 4/14/20(a),(e)	$2,833
166,000	Lebanon Government International Bond, 6.00%, 1/27/23(a),(e)	13,259
85,000	Lebanon Government International Bond, EMTN, 6.10%, 10/4/22(a),(e)	6,788
261,000	Lebanon Government International Bond, EMTN, 6.15%, 6/19/20(e)	20,675
930,000	Lebanon Government International Bond, GMTN, 6.38%, 3/9/20(e)	66,852
366,000	Lebanon Government International Bond, EMTN, 8.25%, 4/12/21(a),(e)	29,470
5,000	Lebanon Government International Bond, 8.25%, 5/17/34(e)	404

		140,281

Macedonia — 0.50%
180,000(f)	North Macedonia Government International Bond, 6.96%, 3/13/27(a)	193,715

Mexico — 2.60%
1,000,000	Mexico Government International Bond, 3.77%, 5/24/61	587,543
200,000	Mexico Government International Bond, 5.40%, 2/9/28	197,051
250,000	Mexico Government International Bond, 6.34%, 5/4/53	228,066

		1,012,660

Morocco — 0.51%
200,000	Morocco Government International Bond, 5.95%, 3/8/28(a)	197,185

Nigeria — 2.10%
500,000	Nigeria Government International Bond, EMTN, 6.13%, 9/28/28(a)	398,703
220,000	Nigeria Government International Bond, EMTN, 7.63%, 11/28/47(a)	147,125
344,000	Nigeria Government International Bond, 7.88%, 2/16/32(a)	271,453

		817,281

Oman — 6.10%
200,000	Oman Government International Bond, 4.75%, 6/15/26(a)	194,105
404,000	Oman Government International Bond, EMTN, 4.88%, 2/1/25(a)	397,293
465,000	Oman Government International Bond, 6.75%, 10/28/27(a)	473,281
1,015,000	Oman Government International Bond, 6.75%, 1/17/48(a)	933,342
400,000	Oman Government International Bond, 7.00%, 1/25/51(a)	377,329

		2,375,350

Pakistan — 1.31%
200,000	Pakistan Government International Bond, EMTN, 6.00%, 4/8/26(a)	104,469

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2023

Principal Amount		Value

$ 600,000	Pakistan Government International Bond, EMTN, 7.38%, 4/8/31(a)	$281,980
200,000	Pakistan Government International Bond, 8.25%, 9/30/25(a)	124,090

		510,539

Panama — 2.02%
615,000	Panama Government International Bond, 3.87%, 7/23/60	356,211
290,000	Panama Government International Bond, 4.50%, 4/1/56	191,467
240,000	Panama Government International Bond, 6.88%, 1/31/36	240,302

		787,980

Paraguay — 1.18%
305,000	Paraguay Government International Bond, 5.40%, 3/30/50(a)	240,021
230,000	Paraguay Government International Bond, 5.85%, 8/21/33(b)	217,555

		457,576

Philippines — 1.72%
400,000	Philippine Government International Bond, 2.95%, 5/5/45	256,312
200,000	Philippine Government International Bond, 5.00%, 7/17/33	192,815
220,000	Philippine Government International Bond, 5.61%, 4/13/33	220,354

		669,481

Poland — 1.49%
200,000	Bank Gospodarstwa Krajowego, 5.38%, 5/22/33(b)	188,666
210,000	Republic of Poland Government International Bond, 5.50%, 4/4/53	190,152
200,000	Republic of Poland Government International Bond, 5.75%, 11/16/32	200,502

		579,320

Qatar — 1.01%
484,000	Qatar Government International Bond, 4.40%, 4/16/50(a)	394,614

Romania — 2.25%
95,000(f)	Romanian Government International Bond, EMTN, 2.00%, 4/14/33(a)	68,867
260,000(f)	Romanian Government International Bond, 2.63%, 12/2/40(a)	160,931
460,000(f)	Romanian Government International Bond, EMTN, 2.75%, 4/14/41(a)	284,508
277,000(f)	Romanian Government International Bond, EMTN, 3.38%, 2/8/38(a)	205,989
247,000(f)	Romanian Government International Bond, EMTN, 3.38%, 1/28/50(a)	153,822

		874,117

Serbia — 0.96%
285,000(f)	Serbia International Bond, EMTN, 2.05%, 9/23/36(a)	177,910
200,000	Serbia International Bond, 6.25%, 5/26/28(b)	196,173

		374,083

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2023

Principal Amount		Value

South Africa — 1.86%
$ 400,000	Republic of South Africa Government International Bond, 4.85%, 9/30/29	$343,332
400,000	Republic of South Africa Government International Bond, 5.00%, 10/12/46	247,918
200,000	Republic of South Africa Government International Bond, 5.38%, 7/24/44	134,520

		725,770

Sri Lanka — 1.07%
280,000	Sri Lanka Government International Bond, 5.75%, 4/18/24	134,008
390,000	Sri Lanka Government International Bond, 6.83%, 7/18/26(a)	187,898
200,000	Sri Lanka Government International Bond, 7.55%, 3/28/30(a)	92,919

		414,825

Tunisia — 1.08%
100,000(f)	Banque Centrale de Tunisie International Bond, 6.75%, 10/31/23(a)	101,907
344,000(f)	Tunisian Republic, 5.63%, 2/17/24(a)	319,769

		421,676

Turkey — 3.37%
1,105,000	Turkey Government International Bond, 4.88%, 4/16/43	702,135
899,000	Turkey Government International Bond, 5.75%, 5/11/47	609,209

		1,311,344

Ukraine — 1.62%
1,393,000	Ukraine Government International Bond, 7.38%, 9/25/34(a)	369,685
230,000	Ukraine Government International Bond, 7.75%, 9/1/28(a)	67,000
420,000	Ukraine Government International Bond, 7.75%, 8/1/41(a)	195,973

		632,658

United Arab Emirates — 1.75%
277,000	Abu Dhabi Government International Bond, EMTN, 2.70%, 9/2/70(a)	147,621
360,000	Abu Dhabi Government International Bond, 3.13%, 9/30/49(a)	234,243
515,000	Finance Department Government of Sharjah, GMTN, 4.00%, 7/28/50(a)	300,491

		682,355

Uruguay — 1.74%
562,599	Uruguay Government International Bond, 4.98%, 4/20/55	488,020
7,305,400(g)	Uruguay Government International Bond, 9.75%, 7/20/33	190,463

		678,483

Uzbekistan — 1.73%
200,000	Republic of Uzbekistan International Bond, 3.90%, 10/19/31(a)	156,290

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2023

Principal Amount		Value

$ 340,000	Republic of Uzbekistan International Bond, EMTN, 4.75%, 2/20/24(a)	$335,517
225,000	Uzbekneftegaz JSC, 4.75%, 11/16/28(a)	181,352

		673,159

Venezuela — 0.07%
85,000	Venezuela Government International Bond, 7.75%, 10/13/19(a),(e)	5,950
73,800	Venezuela Government International Bond, 8.25%, 10/13/24(a),(e)	7,011
170,000	Venezuela Government International Bond, 11.75%, 10/21/26(a),(e)	16,150

		29,111

Zambia — 0.87%
460,000	Zambia Government International Bond, 5.38%, 9/20/24	229,384
200,000	Zambia Government International Bond, 8.97%, 7/30/27(a)	109,125

		338,509

Total Foreign Government Bonds		25,044,309

(Cost $27,646,471)

Corporate Bonds — 20.49%
Brazil — 0.76%
336,236	MV24 Capital BV, 6.75%, 6/1/34(a)	296,728

Chile — 2.50%
200,000	Corp. Nacional del Cobre de Chile, 5.13%, 2/2/33(a)	184,548
650,000	Corp. Nacional del Cobre de Chile, 5.95%, 1/8/34(b)	630,262
250,000	Empresa de los Ferrocarriles del Estado, 3.83%, 9/14/61(a)	157,125

		971,935

Colombia — 1.63%
95,000	Ecopetrol SA, 5.88%, 5/28/45	62,591
285,000	Ecopetrol SA, 5.88%, 11/2/51	180,633
200,000	Ecopetrol SA, 8.63%, 1/19/29	200,728
195,000	Ecopetrol SA, 8.88%, 1/13/33	190,277

		634,229

Mexico — 5.07%
6,960,000(h)	America Movil SAB de CV, 9.50%, 1/27/31	371,467
280,000	Comision Federal de Electricidad, 4.69%, 5/15/29(a)	252,041
290,000	Mexico City Airport Trust, 5.50%, 7/31/47(a)	220,586
1,407,000	Petroleos Mexicanos, 5.63%, 1/23/46	773,558
624,000	Petroleos Mexicanos, 6.35%, 2/12/48	357,389

		1,975,041

Oman — 1.80%
250,000	EDO Sukuk Ltd., 5.88%, 9/21/33(b)	247,100

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2023

Principal Amount		Value

$275,000	OQ SAOC, GMTN, 5.13%, 5/6/28(a)	$263,022
200,000	Oryx Funding Ltd., 5.80%, 2/3/31(a)	191,022

		701,144

Paraguay — 0.75%
173,333	Rutas 2 & 7 Finance Ltd., 0.00%, 9/30/36(a),(i)	110,916
200,000	Telefonica Celular del Paraguay SA, 5.88%, 4/15/27(a)	181,000

		291,916

Peru — 0.88%
400,000	InRetail Consumer, 3.25%, 3/22/28(a)	340,960

Qatar — 0.72%
200,000	Qatar Energy, 3.13%, 7/12/41(a)	137,836
220,000	Qatar Energy, 3.30%, 7/12/51(a)	142,590

		280,426

Saudi Arabia — 1.83%
240,000	Greensaif Pipelines Bidco Sarl, 6.13%, 2/23/38(a)	234,866
200,000	Greensaif Pipelines Bidco Sarl, 6.51%, 2/23/42(a)	197,290
280,000	TMS Issuer Sarl, 5.78%, 8/23/32(a)	280,000

		712,156

South Africa — 0.50%
200,000	Eskom Holdings SOC Ltd., 7.13%, 2/11/25(a)	195,327

United Arab Emirates — 3.69%
500,000	DP World Salaam, 6.00%, (a),(j),(k)	493,391
206,694	Galaxy Pipeline Assets Bidco Ltd., 2.16%, 3/31/34(a)	172,448
504,370	Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(a)	388,524
200,000	MDGH GMTN RSC Ltd., 4.38%, 11/22/33(b)	181,800
200,000	MDGH GMTN RSC Ltd., 5.50%, 4/28/33(a)	199,341

		1,435,504

Venezuela — 0.36%
173,584	Petroleos de Venezuela SA, 6.00%, 11/15/26(a),(e)	9,113
260,000	Petroleos de Venezuela SA, 8.50%, 10/27/20(a),(e)	132,513

		141,626

Total Corporate Bonds		7,976,992

(Cost $8,941,157)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2023

Principal Amount		Value

U.S. Treasury Obligations — 8.20%
United States — 8.20%
$2,830,000	U.S. Treasury Notes, 2.75%, 2/15/24	$2,801,368
400,000	U.S. Treasury Notes, 3.00%, 6/30/24	392,703

		3,194,071

Total U.S. Treasury Obligations		3,194,071

(Cost $3,195,598)

Municipal Bond — 0.52%
Turkey — 0.52%
200,000	Istanbul Metropolitan Municipality(a)	203,174

Total Municipal Bond		203,174

(Cost $195,350)

Shares
Investment Company — 3.23%
1,255,527	RBC BlueBay U.S. Goverment Money Market Fund, Institutional Class 1 (l)	1,255,527

Total Investment Company		1,255,527

(Cost $1,255,527)

Total Investments		$37,674,073
(Cost $41,234,103)(m) — 96.76%

Other assets in excess of liabilities — 3.24%		1,263,298

NET ASSETS — 100.00%		$38,937,371

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2023

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

(b)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)	Principal amount denoted in Dominican peso.

(d)	Principal amount denoted in Indonesian rupiah.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Principal amount denoted in Euros.

(g)	Principal amount denoted in Uruguayan peso.

(h)	Principal amount denoted in Mexican peso.

(i)	Zero Coupon Bond. The rate represents the yield at time of purchase.

(j)

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(k)	Perpetual security with no stated maturity date.

(l)	Affiliated investment.

(m)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2023

Foreign currency exchange contracts as of September 30, 2023:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Value/Unrealized Appreciation (Depreciation)
CLP	189,035,093	USD	212,099	Citibank N.A.	10/19/23	$307
CZK	5,002,706	EUR	203,661	Citibank N.A.	10/19/23	1,134
CZK	2,364,566	EUR	96,339	Citibank N.A.	10/19/23	455
EUR	297,986	CZK	7,170,739	Citibank N.A.	10/19/23	4,791
IDR	2,828,476,830	USD	182,616	Citibank N.A.	10/19/23	161
USD	396,407	CLP	323,404,406	Citibank N.A.	10/19/23	33,019
USD	360,962	CLP	298,238,750	Citibank N.A.	10/19/23	25,851
USD	110,207	COP	439,065,883	Citibank N.A.	10/19/23	3,258
USD	144,519	COP	586,459,279	Citibank N.A.	10/19/23	1,668
USD	388,831	COP	1,571,422,141	Citibank N.A.	10/19/23	6,060
USD	156,442	COP	633,277,742	Citibank N.A.	10/19/23	2,187
USD	79,515	EUR	72,012	Citibank N.A.	10/19/23	3,315
USD	2,618,302	EUR	2,336,220	Citibank N.A.	10/19/23	146,235
USD	227,168	IDR	3,461,176,734	Citibank N.A.	10/19/23	3,506
USD	182,886	IDR	2,741,422,140	Citibank N.A.	10/19/23	5,735
USD	76,421	INR	6,325,330	Citibank N.A.	10/19/23	381
USD	123,259	INR	10,204,117	Citibank N.A.	10/19/23	591
USD	155,028	INR	12,846,255	Citibank N.A.	10/19/23	598
USD	321	INR	26,519	Citibank N.A.	10/19/23	2
USD	444,972	INR	36,867,028	Citibank N.A.	10/19/23	1,779
USD	497,282	JPY	71,580,260	Citibank N.A.	10/19/23	16,558
USD	397,689	MXN	6,922,440	Citibank N.A.	10/19/23	1,861
USD	195,865	MXN	3,409,560	Citibank N.A.	10/19/23	905
USD	52,383	THB	1,797,407	Citibank N.A.	10/19/23	2,935
USD	400,000	MYR	1,808,722	HSBC Bank Plc	10/19/23	13,665

						$276,957

CLP	76,133,250	USD	91,545	Citibank N.A.	10/19/23	$(5,999)
CLP	281,282,719	USD	329,510	Citibank N.A.	10/19/23	(13,451)
CLP	174,152,919	USD	199,447	Citibank N.A.	10/19/23	(3,763)
CLP	215,589,973	USD	242,399	Citibank N.A.	10/19/23	(155)
CLP	211,043,000	USD	245,000	Citibank N.A.	10/19/23	(7,865)
EUR	517,000	USD	571,075	Citibank N.A.	10/19/23	(24,013)
EUR	90,000	USD	96,534	Citibank N.A.	10/19/23	(1,301)
INR	6,578,848	USD	80,000	Citibank N.A.	10/19/23	(913)
INR	59,446,260	USD	718,453	Citibank N.A.	10/19/23	(3,827)
JPY	71,580,260	USD	516,886	Citibank N.A.	10/19/23	(36,161)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2023

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Value/Unrealized Appreciation (Depreciation)
MYR	1,808,722	USD	391,176	HSBC Bank Plc	10/19/23	$(4,841)
THB	6,773,960	USD	200,000	Citibank N.A.	10/19/23	(13,642)

						$(115,931)

Total						$161,026

Financial futures contracts as of September 30, 2023:

Long Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value		Clearinghouse
2 Year U.S. Treasury Note	16	December 2023	$(9,399)	USD	$3,243,375	Morgan Stanley & Co. LLC

Total			$(9,399)

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation	Notional Value		Clearinghouse
10 Year U.S. Ultra Treasury Bond	4	December 2023	$12,292	USD	$446,250	Morgan Stanley & Co. LLC

Total			$12,292

Credit default swaps buy protection as of September 30, 2023:

Fixed Rate	Issuer	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)	Value
1.00%	Turkey Government International Bond	Quarterly	Barclays Bank plc	6/20/24	USD	896	$21,172	$(21,109)	$63
1.00%	ICE - CDX EM S38 DEC-27	Quarterly	Morgan Stanley & Co. LLC	12/20/27	USD	1,600	19,279	(35,203)	(15,924)
1.00%	Colombia Government International Bond	Quarterly	Citigroup Global Markets Limited	6/20/26	USD	330	9,068	(6,748)	2,320

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2023

Fixed Rate	Issuer	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)	Value
1.00%	Republic of South Africa Government International Bond	Quarterly	Citibank N.A.	6/20/24	USD	370	1,815	(2,289)	(474)
1.00%	Republic of South Africa Government International Bond	Quarterly	Barclays Bank plc	6/20/24	USD	360	1,766	(2,227)	(461)
1.00%	Turkey Government International Bond	Quarterly	Morgan Stanley & Co. International plc	6/20/24	USD	370	7,533	(7,507)	26
1.00%	ICE - CDX EM S39 JUN-28	Quarterly	Morgan Stanley & Co. LLC	6/20/28	USD	1,550	(16,580)	(3,061)	(19,641)
1.00%	ICE - CDX EM S39 JUN-28	Quarterly	Morgan Stanley & Co. LLC	6/20/28	USD	1,550	(18,483)	(1,158)	(19,641)
1.00%	Turkey Government International Bond	Quarterly	Barclays Bank plc	6/20/25	USD	800	20,290	(2,558)	17,733
1.00%	Israel Government International Bond	Quarterly	Barclays Bank plc	12/20/28	USD	2,000	(46,103)	6,015	(40,088)
1.00%	Petroleos Mexicanos	Quarterly	Morgan Stanley & Co. International plc	12/20/26	USD	76	9,671	(20)	9,651
1.00%	Petroleos Mexicanos	Quarterly	Barclays Bank plc	12/20/26	USD	124	15,720	27	15,746

Total							$25,148	$(75,838)	$(50,690)

Credit default swaps sell protection as of September 30, 2023:

Fixed Rate	Issuer	Payment Frequency	Counterparty	Expiration Date	ICS	Notional Amount (000)		Premium Paid/ (Received)	Unreal. App.	Value
1.00%	Colombia Government International Bond	Quarterly	Citigroup Global Markets Limited	6/20/28	0.022	USD	250	$(20,751)	$9,213	$(11,538)

Total								$(20,751)	$9,213	$(11,538)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Debt Fund (cont.)

September 30, 2023

Abbreviations used are defined below:

CLP - Chilean Peso

COP - Colombian Peso

CZK - Czech Koruna

EMTN - Euro Medium Term Note

EUR - Euro

GMTN - Global Medium Term Note

IDR - Indonesian Rupiah

INR - Indian Rupee

JPY - Japanese Yen

MXN - Mexican Peso

MYR - Malaysian Ringgit

THB - Thai Baht

USD - United States Dollar

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Foreign Government Bonds	64.32%
Energy	10.20%
U.S. Treasury Obligations	8.20%
Basic Materials	2.10%
Industrial	2.01%
Utilities	1.64%
Communications	1.41%
Consumer, Non-cyclical	1.27%
Financial	0.98%
Consumer, Cyclical	0.88%
Municipal Bond	0.52%
Other	6.47%

100.00%

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund

September 30, 2023

Principal Amount		Value

Corporate Bonds — 93.48%
Australia — 1.24%
$1,505,000	FMG Resources August 2006 Pty Ltd., 6.13%, 4/15/32(a)	$1,368,549
1,612,000	Mineral Resources Ltd., 8.00%, 11/1/27(a)	1,581,775
1,134,000	Mineral Resources Ltd., 8.50%, 5/1/30(a)	1,116,820
1,523,000	Mineral Resources Ltd., 9.25%, 10/1/28(a)	1,536,326
143,548	Quintis Australia Pty Ltd., PIK, 0.00%, 10/1/28(a),(b),(c)	—
220,972	Quintis Australia Pty Ltd., PIK, 7.50%, 10/1/26(a),(b),(c)	76,015

		5,679,485

Austria — 0.98%
4,443,000	Benteler International AG, 10.50%, 5/15/28(a)	4,460,653

Bermuda — 0.63%
2,904,964	Highlands Holdings Bond Issuer Ltd. / Highlands Holdings Bond Co-Issuer, Inc., PIK, 7.63%, 10/15/25(a)	2,853,626

Canada — 4.49%
2,350,000	1011778 BC ULC / New Red Finance, Inc., 4.38%, 1/15/28(a)	2,119,798
1,750,000	Bombardier, Inc., 6.00%, 2/15/28(a)	1,587,906
2,198,000	Bombardier, Inc., 7.50%, 2/1/29(a)	2,091,984
623,000	Bombardier, Inc., 7.88%, 4/15/27(a)	606,733
6,543,000	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 9/15/28(a)	5,734,940
2,203,000	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., 5.00%, 12/31/26(a)	1,998,717
2,991,000	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., 7.00%, 12/31/27(a)	2,579,684
1,510,000	Ontario Gaming GTA LP, 8.00%, 8/1/30(a)	1,507,798
2,641,000	Primo Water Holdings, Inc., 4.38%, 4/30/29(a)	2,257,431

		20,484,991

Cayman Islands — 0.82%
3,907,804	Global Aircraft Leasing Co. Ltd., PIK, 6.50%, 9/15/24(a)	3,722,183

Czech Republic — 0.55%
2,525,000	Allwyn Entertainment Financing UK Plc, 7.88%, 4/30/29(a)	2,525,000

France — 2.35%
2,000,000	Altice France SA, 5.13%, 7/15/29(a)	1,425,000
3,465,000	Altice France SA/France, 8.13%, 2/1/27(a)	3,060,169
1,526,000	BNP Paribas SA, 7.75%, (a),(d),(e)	1,452,392
2,554,000	Iliad Holding SASU, 6.50%, 10/15/26(a)	2,397,510
2,631,000	Iliad Holding SASU, 7.00%, 10/15/28(a)	2,392,447

		10,727,518

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2023

Principal Amount		Value

Germany — 2.62%
$3,561,000	Cheplapharm Arzneimittel GmbH, 5.50%, 1/15/28(a)	$3,216,117
2,400,000	Commerzbank AG, 7.00%, (d),(e),(f)	2,163,593
2,255,000	IHO Verwaltungs GmbH, PIK, 4.75%, 9/15/26(a)	2,073,998
2,365,000	IHO Verwaltungs GmbH, PIK, 6.00%, 5/15/27(a)	2,217,471
2,394,000	ZF North America Capital, Inc., 4.75%, 4/29/25(a)	2,303,749

		11,974,928

India — 0.29%
1,514,000	CA Magnum Holdings, 5.38%, 10/31/26(a)	1,342,350

Italy — 1.01%
3,056,000	Telecom Italia Capital SA, 6.38%, 11/15/33	2,654,900
2,162,000	UniCredit SpA, 5.86%, 6/19/32(a),(d)	1,968,968

		4,623,868

Luxembourg — 0.85%
2,023,000	Altice Financing SA, 5.00%, 1/15/28(a)	1,729,665
2,603,000	Altice Financing SA, 5.75%, 8/15/29(a)	2,131,338

		3,861,003

Mexico — 0.30%
1,739,000	Banco Mercantil del Norte SA, 6.63%, (d),(e),(f)	1,362,941

Netherlands — 1.16%
3,078,000	UPC Holding BV, 5.50%, 1/15/28(a)	2,740,036
1,712,000	VZ Secured Financing BV, 5.00%, 1/15/32(a)	1,341,754
1,650,000	Ziggo Bond Co. BV, 5.13%, 2/28/30(a)	1,231,449

		5,313,239

Puerto Rico — 0.17%
780,000	Popular, Inc., 7.25%, 3/13/28	778,655

United Arab Emirates — 0.82%
3,841,000	GEMS MENASA Cayman Ltd. / GEMS Education Delaware LLC, 7.13%, 7/31/26(a)	3,737,770

United Kingdom — 2.91%
1,707,000	Barclays Plc, 8.00%, (d),(e)	1,535,095
1,424,000	Jaguar Land Rover Automotive Plc, 4.50%, 10/1/27(a)	1,238,589
1,200,000	Jaguar Land Rover Automotive Plc, 5.50%, 7/15/29(a)	1,026,560
2,088,000	Jaguar Land Rover Automotive Plc, 5.88%, 1/15/28(a)	1,881,810
2,050,000	Macquarie Airfinance Holdings Ltd., 8.13%, 3/30/29(a)	2,052,767
4,377,000	Vmed O2 UK Financing I Plc, 4.75%, 7/15/31(a)	3,536,879
2,594,000	Vodafone Group Plc, 4.13%, 6/4/81(d)	1,988,742

		13,260,442

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2023

Principal Amount		Value

United States — 72.29%
$2,450,000	Adient Global Holdings Ltd., 4.88%, 8/15/26(a)	$2,312,749
1,534,000	Adient Global Holdings Ltd., 8.25%, 4/15/31(a)	1,536,301
2,664,000	ADT Security Corp. (The), 4.13%, 8/1/29(a)	2,255,989
791,000	ADT Security Corp. (The), 4.88%, 7/15/32(a)	659,126
4,031,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 7.50%, 3/15/26(a)	4,087,313
2,736,000	AmeriTex HoldCo Intermediate LLC, 10.25%, 10/15/28(a)	2,704,694
2,195,000	Ardagh Packaging Finance Plc / Ardagh Holdings USA, Inc., 5.25%, 4/30/25(a)	2,140,125
1,626,000	Asbury Automotive Group, Inc., 5.00%, 2/15/32(a)	1,347,846
2,790,000	ATI, Inc., 7.25%, 8/15/30	2,771,720
2,236,000	Ball Corp., 4.88%, 3/15/26	2,146,211
1,541,333	BCPE Ulysses Intermediate, Inc., PIK, 7.75%, 4/1/27(a)	1,350,858
6,250,000	Boxer Parent Co., Inc., 7.13%, 10/2/25(a)	6,222,596
2,449,000	Bread Financial Holdings, Inc., 7.00%, 1/15/26(a)	2,305,132
4,496,000	Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(a)	4,287,759
2,014,000	Cablevision Lightpath LLC, 3.88%, 9/15/27(a)	1,692,655
1,376,000	Cablevision Lightpath LLC, 5.63%, 9/15/28(a)	1,056,983
3,011,000	Caesars Entertainment, Inc., 6.25%, 7/1/25(a)	2,972,419
1,275,000	Caesars Entertainment, Inc., 7.00%, 2/15/30(a)	1,239,977
3,348,000	Camelot Return Merger Sub, Inc., 8.75%, 8/1/28(a)	3,231,804
3,638,000	Carriage Services, Inc., 4.25%, 5/15/29(a)	3,119,032
1,515,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 1/15/34(a)	1,117,118
2,919,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 6/1/33(a)	2,233,165
2,498,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 3/1/30(a)	2,100,806
1,740,000	CCO Holdings LLC / CCO Holdings Capital Corp., 5.13%, 5/1/27(a)	1,620,601
4,915,000	CCO Holdings LLC / CCO Holdings Capital Corp., 7.38%, 3/1/31(a)	4,749,686
1,217,000	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.38%, 4/15/27	1,140,639
963,000	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.50%, 5/1/25(a)	943,612
2,991,000	Central Garden & Pet Co., 4.13%, 4/30/31(a)	2,452,620
2,152,000	Chart Industries, Inc., 7.50%, 1/1/30(a)	2,163,042
2,430,000	Chart Industries, Inc., 9.50%, 1/1/31(a)	2,584,561
3,888,000	Churchill Downs, Inc., 6.75%, 5/1/31(a)	3,678,700
2,063,000	Civitas Resources, Inc., 8.38%, 7/1/28(a)	2,098,872
2,184,000	Civitas Resources, Inc., 8.75%, 7/1/31(a)	2,235,625
3,805,000	Clarios Global LP / Clarios US Finance Co., 6.25%, 5/15/26(a)	3,714,669
2,989,000	Cloud Software Group, Inc., 6.50%, 3/31/29(a)	2,627,859
1,000,000	Cloud Software Group, Inc., 9.00%, 9/30/29(a)	871,470
2,089,000	CMG Media Corp., 8.88%, 12/15/27(a)	1,635,077
2,729,000	Constellium SE, 3.75%, 4/15/29(a)	2,284,046

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2023

Principal Amount		Value

$1,690,000	Constellium SE, 5.63%, 6/15/28(a)	$1,589,073
3,167,000	Coty Inc/HFC Prestige Products, Inc./HFC Prestige International US LLC, 6.63%, 7/15/30(a)	3,094,026
3,724,000	Coty, Inc., 5.00%, 4/15/26(a)	3,576,429
5,047,000	CQP Holdco LP / BIP-V Chinook Holdco LLC, 5.50%, 6/15/31(a)	4,471,972
3,118,000	CSC Holdings LLC, 7.50%, 4/1/28(a)	2,023,400
1,650,000	CSC Holdings LLC, 11.25%, 5/15/28(a)	1,643,005
1,358,000	Cushman & Wakefield US Borrower LLC, 8.88%, 9/1/31(a)	1,309,773
5,430,000	Dealer Tire LLC / DT Issuer LLC, 8.00%, 2/1/28(a)	5,091,220
2,439,000	DISH DBS Corp., 5.25%, 12/1/26(a)	2,072,691
1,872,000	DISH DBS Corp., 5.75%, 12/1/28(a)	1,438,625
2,902,000	DISH Network Corp., 11.75%, 11/15/27(a)	2,911,988
3,540,000	Domtar Corp., 6.75%, 10/1/28(a)	2,932,363
3,315,000	Dream Finders Homes, Inc., 8.25%, 8/15/28(a)	3,336,211
2,825,000	Ferrellgas LP / Ferrellgas Finance Corp., 5.38%, 4/1/26(a)	2,648,361
5,159,000	Ferrellgas LP / Ferrellgas Finance Corp., 5.88%, 4/1/29(a)	4,640,724
3,566,000	Ford Motor Co., 6.10%, 8/19/32	3,360,416
1,766,000	Ford Motor Credit Co. LLC, 2.70%, 8/10/26	1,572,304
3,828,000	Ford Motor Credit Co. LLC, 3.66%, 9/8/24	3,703,537
1,238,000	Ford Motor Credit Co. LLC, 6.80%, 5/12/28	1,236,222
2,900,000	Ford Motor Credit Co. LLC, 7.20%, 6/10/30	2,915,075
2,477,000	Ford Motor Credit Co. LLC, 7.35%, 3/6/30	2,507,787
2,357,000	Forestar Group, Inc., 3.85%, 5/15/26(a)	2,147,750
1,629,000	Freedom Mortgage Corp., 8.13%, 11/15/24(a)	1,629,642
1,043,000	Freedom Mortgage Corp., 12.00%, 10/1/28(a)	1,058,654
1,455,000	Gap, Inc. (The), 3.63%, 10/1/29(a)	1,077,614
1,523,000	Gap, Inc. (The), 3.88%, 10/1/31(a)	1,069,862
1,224,000	Gen Digital, Inc., 6.75%, 9/30/27(a)	1,199,240
1,284,000	Gen Digital, Inc., 7.13%, 9/30/30(a)	1,266,176
2,486,000	Global Partners LP / GLP Finance Corp., 6.88%, 1/15/29	2,311,865
1,830,000	Global Partners LP / GLP Finance Corp., 7.00%, 8/1/27	1,785,237
1,377,000	GPD Cos., Inc., 10.13%, 4/1/26(a)	1,270,232
3,676,000	Gray Television, Inc., 7.00%, 5/15/27(a)	3,153,572
2,869,000	Griffon Corp., 5.75%, 3/1/28	2,602,768
4,754,000	GTCR W-2 Merger Sub LLC, 7.50%, 1/15/31(a)	4,760,014
2,347,000	Hanesbrands, Inc., 9.00%, 2/15/31(a)	2,232,738
2,414,000	Herc Holdings, Inc., 5.50%, 7/15/27(a)	2,282,132
3,316,000	International Game Technology Plc, 4.13%, 4/15/26(a)	3,118,499
3,639,000	IRB Holding Corp., 7.00%, 6/15/25(a)	3,638,603
3,676,000	Iron Mountain, Inc., REIT, 5.25%, 7/15/30(a)	3,203,158
5,309,000	ITT Holdings LLC, 6.50%, 8/1/29(a)	4,539,208
1,871,000	Jefferies Finance LLC / JFIN Co-Issuer Corp., 5.00%, 8/15/28(a)	1,574,980
1,747,000	Kaiser Aluminum Corp., 4.50%, 6/1/31(a)	1,376,547
2,468,000	Kaiser Aluminum Corp., 4.63%, 3/1/28(a)	2,157,480
1,750,000	KeyBank NA, Series BKNt, (SOFR Index + 0.320%), 5.66%, 6/14/24(g)	1,720,104
870,000	KeyBank NA, 6.95%, 2/1/28	842,173
620,000	KeyCorp, MTN, 3.88%, 5/23/25(d)	594,000

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2023

Principal Amount		Value

$2,175,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 6/1/27(a)	$2,067,574
2,509,000	LBM Acquisition LLC, 6.25%, 1/15/29(a)	2,058,072
2,200,000	LCPR Senior Secured Financing DAC, 5.13%, 7/15/29(a)	1,777,109
2,245,000	LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(a)	2,062,032
1,085,000	Level 3 Financing, Inc., 4.63%, 9/15/27(a)	781,200
1,842,000	Level 3 Financing, Inc., 10.50%, 5/15/30(a)	1,852,891
2,693,000	LifePoint Health, Inc., 9.88%, 8/15/30(a)	2,609,383
1,540,000	LifePoint Health, Inc., 11.00%, 10/15/30(a)	1,540,000
1,831,000	Macy’s Retail Holdings LLC, 5.88%, 3/15/30(a)	1,551,855
2,467,000	Macy’s Retail Holdings LLC, 6.13%, 3/15/32(a)	2,036,917
2,104,000	MasTec, Inc., 4.50%, 8/15/28(a)	1,892,584
3,390,000	Matthews International Corp., 5.25%, 12/1/25(a)	3,249,491
2,475,000	McAfee Corp., 7.38%, 2/15/30(a)	2,073,106
3,741,000	Medline Borrower LP, 3.88%, 4/1/29(a)	3,160,910
2,262,000	MGM Resorts International, 4.75%, 10/15/28	1,991,849
2,346,000	Nationstar Mortgage Holdings, Inc., 5.00%, 2/1/26(a)	2,191,728
1,461,000	Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27(a)	1,381,354
3,626,000	Neptune Bidco US, Inc., 9.29%, 4/15/29(a)	3,286,275
4,795,000	NESCO Holdings II, Inc., 5.50%, 4/15/29(a)	4,225,129
2,040,000	NGL Energy Operating LLC / NGL Energy Finance Corp., 7.50%, 2/1/26(a)	2,016,606
1,935,000	NuStar Logistics LP, 5.75%, 10/1/25	1,881,565
3,519,000	OneMain Finance Corp., 9.00%, 1/15/29	3,505,002
2,036,000	OT Merger Corp., 7.88%, 10/15/29(a)	1,255,352
3,986,000	Paramount Global, 6.38%, 3/30/62(d)	3,128,788
1,471,000	Pike Corp., 5.50%, 9/1/28(a)	1,290,138
1,493,000	Post Holdings, Inc., 5.75%, 3/1/27(a)	1,433,460
867,000	Prime Security Services Borrower LLC / Prime Finance, Inc., 5.25%, 4/15/24(a)	862,094
2,721,000	Railworks Holdings LP / Railworks Rally, Inc., 8.25%, 11/15/28(a)	2,580,336
3,798,000	Rayonier AM Products, Inc., 7.63%, 1/15/26(a)	3,207,340
1,124,000	RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc., 9.75%, 12/1/26(a)	1,090,502
2,159,000	RHP Hotel Properties LP / RHP Finance Corp., REIT, 7.25%, 7/15/28(a)	2,127,292
1,024,000	Rockies Express Pipeline LLC, 4.80%, 5/15/30(a)	883,516
2,111,000	Rockies Express Pipeline LLC, 4.95%, 7/15/29(a)	1,879,091
2,097,000	Scientific Games Holdings LP/Scientific Games US FinCo, Inc., 6.63%, 3/1/30(a)	1,809,652
3,033,000	Sinclair Television Group, Inc., 4.13%, 12/1/30(a)	1,867,448
1,377,000	Sirius XM Radio, Inc., 3.13%, 9/1/26(a)	1,230,135
3,672,000	Sirius XM Radio, Inc., 4.00%, 7/15/28(a)	3,134,437
4,533,000	Smyrna Ready Mix Concrete LLC, 6.00%, 11/1/28(a)	4,183,925
4,862,000	Specialty Building Products Holdings LLC / SBP Finance Corp., 6.38%, 9/30/26(a)	4,559,892
4,373,000	Sprint LLC, 7.13%, 6/15/24	4,400,354
2,717,000	Standard Industries, Inc., 5.00%, 2/15/27(a)	2,523,311
1,827,000	Summer BC Bidco B LLC, 5.50%, 10/31/26(a)	1,648,857

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2023

Principal Amount		Value

$1,822,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.00%, 3/1/27(a)	$1,717,789
1,130,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.00%, 12/31/30(a)	997,458
1,632,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 7.50%, 10/1/25(a)	1,628,009
4,572,000	TEGNA, Inc., 5.00%, 9/15/29	3,839,300
1,785,000	Tenet Healthcare Corp., 4.88%, 1/1/26	1,711,453
1,888,000	Tenet Healthcare Corp., 6.13%, 10/1/28	1,771,850
1,587,000	Tenet Healthcare Corp., 6.25%, 2/1/27	1,535,038
2,040,000	Tenneco, Inc., 8.00%, 11/17/28(a)	1,659,077
2,005,000	TransDigm, Inc., 4.63%, 1/15/29	1,748,682
1,555,000	TransDigm, Inc., 6.25%, 3/15/26(a)	1,533,716
1,530,000	U.S. Cellular Corp., 6.70%, 12/15/33	1,481,945
2,596,000	U.S. Foods, Inc., 6.88%, 9/15/28(a)	2,590,643
1,389,000	U.S. Foods, Inc., 7.25%, 1/15/32(a)	1,387,593
1,542,000	Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, REIT, 10.50%, 2/15/28(a)	1,511,281
2,930,000	Univision Communications, Inc., 6.63%, 6/1/27(a)	2,725,973
1,174,000	Venture Global LNG, Inc., 8.13%, 6/1/28(a)	1,162,576
2,064,000	Victoria’s Secret & Co., 4.63%, 7/15/29(a)	1,495,880
521,000	Voyager Aviation Holdings LLC, 8.50%, 5/9/26(a),(h)	414,835
1,336,000	White Cap Parent LLC, PIK, 8.25%, 3/15/26(a)	1,290,301
3,168,000	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 7.13%, 2/15/31(a)	3,009,212

		329,882,070

Total Corporate Bonds		426,590,722

(Cost $444,452,522)

U.S. Treasury Obligations — 2.43%
United States — 2.43%
11,111,100	U.S. Treasury Notes, 5.00%, 8/31/25	11,087,663

Total U.S. Treasury Obligations		11,087,663

(Cost $11,139,439)

Shares
Common Stocks — 0.00%
United Kingdom — 0.00%
12,023	AVTCAP WARR*	3,074

United States — 0.00%
70,137	Quintis Ltd.*,(b),(c)	1
1,445	Voyager Aviation Holdings LLC*,(b),(c),(i)	14

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2023

Shares		Value

241	Voyager Aviation Holdings LLC*,(b),(c),(i)	$0
12,785	W R Grace & Co.*,(b),(c),(i)	0

		15

Total Common Stocks		3,089

(Cost $3)

Rights/Warrants — 0.00%
Mexico — 0.00%
3,026	Urbi Desarrollos Urbanos SAB de CV Warrants, Expire 12/31/49*,(i)	0

Total Rights/Warrants		0

(Cost $0)

Investment Company — 3.38%
15,420,395	RBC BlueBay U.S. Goverment Money Market Fund, Institutional Class 1 (j)	15,420,395

Total Investment Company		15,420,395

(Cost $15,420,395)

Total Investments		$453,101,869
(Cost $471,012,359) — 99.29%

Other assets in excess of liabilities — 0.71%		3,253,901

NET ASSETS — 100.00%		$456,355,770

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(e)	Perpetual security with no stated maturity date.

(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

(g)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2023.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.
(i)	Security delisted or issuer in bankruptcy.

(j)	Affiliated investment.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2023

Foreign currency exchange contracts as of September 30, 2023:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Value/Unrealized Appreciation
USD	1,283,149	EUR	1,159,000	Citibank N.A.	10/19/23	$56,756

Total						$56,756

Financial futures contracts as of September 30, 2023:

Long Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value		Clearinghouse
2 Year U.S. Treasury Note	65	December 2023	$(56,466)	USD	$13,176,211	Morgan Stanley & Co. LLC
Ten Year U.S. Treasury Note	80	December 2023	(116,009)	USD	8,645,000	Morgan Stanley & Co. LLC

Total			$(172,475)

Credit default swaps sell protection as of September 30, 2023:

Fixed Rate	Issuer	Payment Frequency	Counterparty	Expiration Date	ICS	Notional Amount (000)		Premium Paid/ (Received)	Unreal. App.	Value
5.00%	Markit CDX HY Index Series 40	Quarterly	Morgan Stanley & Co. LLC	6/20/28	0.046	USD	13,750	$227,986	$8,537	$236,522

Total								$227,986	$8,537	$236,522

Abbreviations used are defined below:

EUR - Euro

MTN - Medium Term Note

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay High Yield Bond Fund (cont.)

September 30, 2023

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Consumer, Cyclical	23.01%
Communications	19.39%
Consumer, Non-cyclical	14.73%
Industrial	11.15%
Financial	9.50%
Energy	6.48%
Basic Materials	5.09%
Technology	2.87%
U.S. Treasury Obligations	2.43%
Diversified	0.98%
Utilities	0.28%
Common Stocks	0.00%
Other*	4.09%

100.00%

* Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, warrants, credit default swaps, financial futures contracts, foreign currency exchange contracts and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Core Plus Bond Fund

September 30, 2023

Principal Amount		Value

Corporate Bonds — 55.99%
Australia — 0.29%
$ 160,000	Santos Finance Ltd., 3.65%, 4/29/31(a)	$128,177

Belgium — 0.58%
260,000	KBC Group NV, 6.32%, 9/21/34(b),(c)	252,431

Bermuda — 1.00%
458,000	Triton Container International Ltd., 1.15%, 6/7/24(b)	439,577

Canada — 2.74%
190,000	Bank of Nova Scotia (The), 4.59%, 5/4/37(c)	158,413
230,000	Canadian Imperial Bank of Commerce, 6.09%, 10/3/33	228,445
320,000	Enbridge, Inc., 5.97%, 3/8/26	319,214
200,000	Enbridge, Inc., 8.50%, 1/15/84(c)	200,200
160,000	Kinross Gold Corp., 6.25%, 7/15/33(b)	153,760
192,000	Rogers Communications, Inc., 4.55%, 3/15/52	139,789

		1,199,821

Chile — 0.44%
200,000	Corp. Nacional del Cobre de Chile, 6.30%, 9/8/53(b)	190,648

Denmark — 0.33%
150,000	AP Moller - Maersk A/S, 5.88%, 9/14/33(b)	145,209

France — 3.32%
300,000(d)	Atos SE, 1.00%, 11/12/29(a)	182,276
200,000(d)	Electricite de France SA, 3.00%, (a),(c),(e)	178,804
200,000(d)	Electricite de France SA, 3.38%, (a),(c),(e)	162,526
100,000(f)	Electricite de France SA, EMTN, 5.88%, (a),(c),(e)	101,442
200,000(f)	Electricite de France SA, EMTN, 6.00%, (a),(c),(e)	225,029
200,000	Electricite de France SA, 6.90%, 5/23/53(b)	198,143
200,000	Electricite de France SA, 9.13%, (b),(c),(e)	207,983
200,000	Societe Generale SA, 9.38%, (b),(c),(e)	196,642

		1,452,845

Germany — 1.60%
200,000(d)	Commerzbank AG, 6.13%, (a),(c),(e)	189,947
200,000(d)	Deutsche Bank AG, EMTN, 1.75%, 11/19/30(a),(c)	167,021
200,000	Deutsche Bank AG, 4.88%, 12/1/32(c)	170,676
200,000(d)	Deutsche Bank AG, 6.75%, (a),(c),(e)	170,994

		698,638

Ireland — 1.25%
220,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.63%, 10/15/27	206,287

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Core Plus Bond Fund (cont.)

September 30, 2023

Principal Amount		Value

$ 200,000	AIB Group Plc, 6.61%, 9/13/29(b),(c)	$199,230
160,000	Avolon Holdings Funding Ltd., 3.25%, 2/15/27(b)	142,527

		548,044

Italy — 1.83%
250,000(d)	Intesa Sanpaolo SpA, EMTN, 5.50%, (a),(c),(e)	224,040
230,000	Intesa Sanpaolo SpA, 6.63%, 6/20/33(b)	216,406
204,000	Intesa Sanpaolo SpA, 8.25%, 11/21/33(b),(c)	205,628
200,000	UniCredit SpA, 3.13%, 6/3/32(b),(c)	152,909

		798,983

Japan — 3.77%
380,000	Mizuho Financial Group, Inc., 2.65%, 5/22/26(c)	357,761
200,000	Mizuho Financial Group, Inc., 5.75%, 5/27/34(c)	192,070
220,000	Mizuho Financial Group, Inc., 5.78%, 7/6/29(c)	216,926
230,000	Nissan Motor Co. Ltd., 4.35%, 9/17/27(b)	209,722
267,000	Nomura Holdings, Inc., 2.61%, 7/14/31	204,453
200,000	Nomura Holdings, Inc., 5.61%, 7/6/29	193,483
80,000	Nomura Holdings, Inc., 6.18%, 1/18/33	78,771
210,000	Renesas Electronics Corp., 1.54%, 11/26/24(b)	198,101

		1,651,287

Norway — 0.72%
300,000	Var Energi ASA, 8.00%, 11/15/32(b)	314,205

Spain — 2.74%
300,000(d)	Abertis Infraestructuras Finance BV, 2.63%, (a),(c),(e)	268,192
200,000(d)	Abertis Infraestructuras Finance BV, 3.25%, (a),(c),(e)	192,952
200,000(d)	Banco Bilbao Vizcaya Argentaria SA, 6.00%, (a),(c),(e)	208,475
200,000(d)	CaixaBank SA, (5 Year EUR Swap + 6.498%), 6.75%, (a),(c),(e)	209,096
200,000	CaixaBank SA, 6.84%, 9/13/34(b),(c)	195,564
160,000	Telefonica Emisiones SA, 5.21%, 3/8/47	127,240

		1,201,519

Sweden — 0.99%
282,000(d)	Heimstaden Bostad Treasury BV, EMTN, 1.38%, 7/24/28(a)	217,116
223,000	Swedbank AB, 5.34%, 9/20/27(b)	216,083

		433,199

Switzerland — 2.59%
500,000	UBS Group AG, 6.54%, 8/12/33(b),(c)	494,916
300,000(d)	UBS Group AG, 7.75%, 3/1/29(a),(c)	349,850
250,000	UBS Group AG, 9.02%, 11/15/33(b),(c)	288,895

		1,133,661

United Kingdom — 1.50%
240,000	Barclays Plc, 6.50%, 9/13/27(c)	239,405

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Core Plus Bond Fund (cont.)

September 30, 2023

Principal Amount		Value

200,000(f)	Barclays Plc, 7.13%, (c),(e)	$227,274
$ 200,000	HSBC Holdings Plc, 4.76%, 6/9/28(c)	189,150

		655,829

United States — 30.30%
153,000	Aircastle Ltd., 2.85%, 1/26/28(b)	129,880
190,000	Ally Financial, Inc., 6.99%, 6/13/29(c)	185,918
200,000(d)	American Tower Corp., REIT, 4.63%, 5/16/31	207,010
180,000	Amgen, Inc., 5.75%, 3/2/63	166,222
178,000	Arrow Electronics, Inc., 6.13%, 3/1/26	177,075
220,000	AT&T, Inc., 3.65%, 9/15/59	133,701
240,000	AT&T, Inc., 5.40%, 2/15/34	224,485
260,000	Bank of America Corp., 2.48%, 9/21/36(c)	190,045
230,000	Bank of America Corp., 4.57%, 4/27/33(c)	204,214
220,000	Bank of America Corp., 5.29%, 4/25/34(c)	204,683
210,000	Bank of America Corp., 5.87%, 9/15/34(c)	204,172
175,000	Bank of America Corp., Series U, (Term SOFR 3M + 3.397%), 8.81%, (e),(g)	174,958
160,000	Booz Allen Hamilton, Inc., 5.95%, 8/4/33	155,514
186,000	Broadcom, Inc., 2.60%, 2/15/33(b)	138,709
321,000	Broadcom, Inc., 4.93%, 5/15/37(b)	276,520
86,000	Charles Schwab Corp. (The), 5.85%, 5/19/34(c)	81,816
223,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.85%, 4/1/61	124,152
220,000	Citigroup, Inc., 3.06%, 1/25/33(c)	173,372
250,000	Citizens Bank NA, 4.58%, 8/9/28(c)	227,884
180,000	Citizens Financial Group, Inc., 2.50%, 2/6/30	139,707
160,000	Columbia Pipelines Holding Co. LLC, 6.04%, 8/15/28(b)	159,227
167,000	Columbia Pipelines Operating Co. LLC, 6.04%, 11/15/33(b)	163,150
203,000	Comerica, Inc., 4.00%, 2/1/29	169,438
240,000	Constellation Energy Generation LLC, 6.13%, 1/15/34	239,917
140,000	Constellation Energy Generation LLC, 6.50%, 10/1/53	140,516
185,000	Continental Resources, Inc., 4.90%, 6/1/44	135,850
140,000	Energy Transfer LP, 6.25%, 4/15/49	128,450
150,000	Essential Utilities, Inc., 5.30%, 5/1/52	128,719
190,000	Exelon Corp., 5.60%, 3/15/53	172,965
180,000	Fifth Third Bancorp, 6.36%, 10/27/28(c)	178,449
170,000	Flex Intermediate Holdco LLC, 4.32%, 12/30/39(b)	115,926
200,000	Foundry JV Holdco LLC, 5.88%, 1/25/34(b)	191,047
133,000	General Motors Co., 5.40%, 4/1/48	104,936
110,000	Global Payments, Inc., 5.30%, 8/15/29	104,877
236,000	Global Payments, Inc., 5.95%, 8/15/52	210,872
276,000	Goldman Sachs Group, Inc. (The), 2.38%, 7/21/32(c)	210,104
250,000	Huntington National Bank (The), 5.65%, 1/10/30	234,828
187,000	Intel Corp., 5.70%, 2/10/53	175,301
200,000	Intel Corp., 5.90%, 2/10/63	189,674
250,000	KeyBank NA, 4.39%, 12/14/27	223,721
250,000	KeyBank NA, 5.85%, 11/15/27	237,526

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Core Plus Bond Fund (cont.)

September 30, 2023

Principal Amount		Value

$ 259,000	Kyndryl Holdings, Inc., 3.15%, 10/15/31	$195,653
200,000	Kyndryl Holdings, Inc., 4.10%, 10/15/41	130,868
140,000	LKQ Corp., 5.75%, 6/15/28(b)	136,782
110,000	LKQ Corp., 6.25%, 6/15/33(b)	106,398
164,000	M&T Bank Corp., 5.05%, 1/27/34(c)	142,095
190,000	Marvell Technology, Inc., 5.95%, 9/15/33	186,510
179,000	Meta Platforms, Inc., 4.45%, 8/15/52	141,652
210,000	Micron Technology, Inc., 5.88%, 2/9/33	200,689
191,000	Micron Technology, Inc., 5.88%, 9/15/33	181,875
260,000	Morgan Stanley, 2.48%, 9/16/36(c)	189,997
280,000	Morgan Stanley, GMTN, 4.89%, 7/20/33(c)	254,506
210,000	Morgan Stanley, GMTN, 5.25%, 4/21/34(c)	195,022
136,000	Morgan Stanley, 5.30%, 4/20/37(c)	121,461
152,000	MPLX LP, 5.00%, 3/1/33	138,422
160,000	Nasdaq, Inc., 5.55%, 2/15/34	152,638
230,000	New York State Electric & Gas Corp., 5.85%, 8/15/33(b)	226,744
200,000	NextEra Energy Capital Holdings, Inc., 5.25%, 2/28/53	173,060
180,000	Oracle Corp., 4.10%, 3/25/61	119,684
160,000	Oracle Corp., 5.55%, 2/6/53	140,232
289,000	Paramount Global, 6.38%, 3/30/62(c)	226,849
170,000	Pfizer Investment Enterprises Pte Ltd., 5.34%, 5/19/63	154,860
150,000	Pilgrim’s Pride Corp., 6.25%, 7/1/33	141,131
200,000	Royalty Pharma Plc, 3.55%, 9/2/50	122,045
200,000(d)	Simon International Finance SCA, REIT, 1.13%, 3/19/33(a)	149,537
260,000	U.S. Cellular Corp., 6.70%, 12/15/33	251,834
140,000(d)	Upjohn Finance BV, 1.91%, 6/23/32(a)	113,602
200,000	Utah Acquisition Sub, Inc., 5.25%, 6/15/46	146,870
196,000	Viatris, Inc., 4.00%, 6/22/50	118,362
170,000	VICI Properties LP, REIT, 4.95%, 2/15/30	155,848
145,000	Warnermedia Holdings, Inc., 4.05%, 3/15/29	129,343
188,000	Warnermedia Holdings, Inc., 5.05%, 3/15/42	145,425
410,000	Warnermedia Holdings, Inc., 5.14%, 3/15/52	304,184
200,000	Warnermedia Holdings, Inc., 6.41%, 3/15/26	199,979
300,000	Wells Fargo & Co., 5.39%, 4/24/34(c)	280,959
210,000	Wells Fargo & Co., GMTN, 5.56%, 7/25/34(c)	198,998
180,000	Western Midstream Operating LP, 4.05%, 2/1/30	156,990

		13,266,634

Total Corporate Bonds		24,510,707

(Cost $26,508,930)

U.S. Government Agency Backed Mortgages — 23.07%
United States — 23.07%
875,000	Fannie Mae, (TBA), 3.50%, 10/1/53	751,972
725,000	Fannie Mae, (TBA), 3.00%, 10/1/53	599,497
3,000,000	Fannie Mae, (TBA), 2.50%, 10/1/53	2,379,948
3,800,000	Fannie Mae, (TBA), 2.00%, 10/15/53	2,887,654
882,783	Fannie Mae, Pool #BT8271, 4.00%, 7/1/52	786,990
192,206	Fannie Mae, Pool #CB4766, 5.00%, 9/1/52	181,896

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Core Plus Bond Fund (cont.)

September 30, 2023

Principal Amount		Value

$ 564,444	Fannie Mae, Pool #CB4768, 5.00%, 9/1/52	$537,083
222,543	Fannie Mae, Pool #BT7932, 5.50%, 10/1/52	216,510
434,692	Fannie Mae, Pool #CB5344, 6.50%, 12/1/52	440,990
98,800	Fannie Mae, Pool #CB4969, 5.50%, 10/1/52	96,111
636,957	Fannie Mae, Pool #CB7160, 6.50%, 9/1/53	645,136
439,878	Freddie Mac, Pool #RA7718, 4.50%, 7/1/52	403,910
173,238	Freddie Mac, Pool #QF4133, 6.00%, 11/1/52	172,464

		10,100,161

Total U.S. Government Agency Backed Mortgages		10,100,161

(Cost $10,565,547)

Shares
Collateralized Mortgage Obligations — 13.86%
United States — 13.86%
312,772	BX Commercial Mortgage Trust, Series 2021-XL2, Class D, (Term SOFR 1M + 1.511%), 6.84%, 10/15/38(b),(h)	303,650
223,503	BX Commercial Mortgage Trust, Series 2021-21M, Class D, (Term SOFR 1M + 1.540%), 6.87%, 10/15/36(b),(h)	213,811
300,000	BX Commercial Mortgage Trust, Series 2022-CSMO, Class C, (Term SOFR 1M + 3.889%), 9.22%, 6/15/27(b),(h)	300,143
216,577	BX Trust, Series 2022-IND, Class D, (Term SOFR 1M + 2.839%), 8.17%, 4/15/37(b),(h)	209,584
207,000	Connecticut Avenue Securities Trust, Series 2022-R01, Class 1M2, (SOFR30A + 1.900%), 7.22%, 12/25/41(b),(h)	203,469
100,000	Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M2, (SOFR30A + 2.700%), 8.02%, 7/25/43(b),(h)	100,453
88,000	Connecticut Avenue Securities Trust, Series 2022-R04, Class 1M2, (SOFR30A + 3.100%), 8.42%, 3/25/42(b),(h)	89,483
277,000	Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M2, (SOFR30A + 3.100%), 8.42%, 6/25/43(b),(h)	282,306
366,000	Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M2, (SOFR30A + 3.550%), 8.87%, 5/25/43(b),(h)	382,799
625,000	Credit Suisse Mortgage Capital Certificates, Series 2020-SPT1, Class A2, 2.23%, 4/25/65(b),(i)	591,632
364,715	Freddie Mac STACR REMIC Trust, Series 2023-HQA1, Class M1A, (SOFR30A + 2.000%), 7.32%, 5/25/43(b),(h)	366,940
113,639	Freddie Mac STACR REMIC Trust, (SOFR30A + 2.100%), 7.42%, 3/25/43(b),(h)	114,550
460,000	Freddie Mac STACR REMIC Trust, Series 2022-DNA2, Class M1B, (SOFR30A + 2.400%), 7.72%, 2/25/42(b),(h)	462,170
550,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2023-HQA2, Class M1B, (SOFR30A + 3.350%), 8.67%, 6/25/43(b),(h)	564,019
250,000	HONO Mortgage Trust, Series 2021-LULU, Class A, (Term SOFR 1M + 1.264%), 6.60%, 10/15/36(b),(h)	240,236
268,939	MFA Trust, Series 2020-NQM3, Class A3, 1.63%, 1/26/65(b),(i)	237,534
400,000	SMRT, Series 2022-MINI, Class D, (Term SOFR 1M + 1.950%), 7.28%, 1/15/39(b),(h)	384,088

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Core Plus Bond Fund (cont.)

September 30, 2023

Shares		Value

$ 400,000	Verus Securitization Trust, Series 2019-INV3, Class M1, 3.28%, 11/25/59(b),(i)	$350,344
400,000	Verus Securitization Trust, Series 2020-4, Class M1, 3.29%, 5/25/65(b),(i)	335,294
400,000	Vista Point Securitization Trust, Series 2020-2, Class M1, 3.40%, 4/25/65(b),(i)	337,056

		6,069,561

Total Collateralized Mortgage Obligations		6,069,561

(Cost $6,333,917)

Asset Backed Securities — 4.39%
United States — 4.39%
500,000	Dell Equipment Finance Trust, Series 2023-2, Class D, 6.74%, 7/23/29(b)	499,776
450,000	Exeter Automobile Receivables Trust, Series 2021-4A, Class D, 1.96%, 1/17/28	416,532
450,000	Exeter Automobile Receivables Trust, Series 2023-2A, Class D, 6.32%, 8/15/29	441,281
185,000	Exeter Automobile Receivables Trust, Series 2023-3A, Class D, 6.68%, 4/16/29	184,170
208,025	MVW LLC, Series 2021-2A, Class B, 1.83%, 5/20/39(b)	182,149
200,000	Santander Drive Auto Receivables Trust, Series 2023-3, Class C, 5.77%, 11/15/30	196,778

		1,920,686

Total Asset Backed Securities		1,920,686

(Cost $1,992,778)

Principal Amount
Bank Loans —3.93%
Ireland — 1.14%
500,000	Setanta Aircraft Leasing DAC, 1st Lein Term Loan B, 7.54%, 11/5/28(h)	499,455

United States — 2.79%
391,940	Avolon US LLC, 1st Lien Term Loan B5, (SOFR 1M + 2.25%), 7.68%, 12/1/27(h)	391,548
429,814	Entegris, Inc., (SOFR 1M + 2.75%), 7.77%, 7/6/29(h)	428,739
400,000	Hilton Worldwide Finance LLC, 1st Lien Term Loan B2, (SOFR 1M + 1.75%), 7.17%, 6/21/26(h)	399,588

		1,219,875

Total Bank Loans		1,719,330

(Cost $1,719,148)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Core Plus Bond Fund (cont.)

September 30, 2023

Principal Amount		Value

Foreign Government Bonds — 3.19%
Mexico — 2.75%
20,700,000(j)	Mexican Bonos, Series M, 8.50%, 5/31/29	$1,110,819
130,000(d)	Mexico Government International Bond, 4.00%, 3/15/2115	92,925

		1,203,744

Romania — 0.44%
$ 190,000	Romanian Government International Bond, 7.63%, 1/17/53(b)	193,814

Total Foreign Government Bonds		1,397,558

(Cost $1,536,058)

Shares
Investment Company — 7.56%
3,307,444	RBC BlueBay U.S. Goverment Money Market Fund, Institutional Class 1 (k)	3,307,444

Total Investment Company		3,307,444

(Cost $3,307,444)

Total Investments		$49,025,447
(Cost $51,963,822)(l) — 111.99%

Liabilities in excess of other assets — (11.99)%		(5,247,778)

NET ASSETS — 100.00%		$43,777,669

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Core Plus Bond Fund (cont.)

September 30, 2023

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

(b)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(d)	Principal amount denoted in Euros.

(e)	Perpetual security with no stated maturity date.

(f)	Principal amount denoted in British Pounds.

(g)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2023.

(h)	Floating rate note. Rate shown is as of report date.

(i)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(j)	Principal amount denoted in Mexican peso.

(k)	Affiliated investment.

(l)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Core Plus Bond Fund (cont.)

September 30, 2023

Foreign currency exchange contracts as of September 30, 2023:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Value/Unrealized Appreciation (Depreciation)
EUR	313,942	CHF	302,923	Citibank N.A.	10/19/23	$535
EUR	508,974	GBP	435,917	Citibank N.A.	10/19/23	6,639
EUR	311,970	GBP	269,555	Citibank N.A.	10/19/23	1,185
USD	431,432	EUR	389,725	Citibank N.A.	10/19/23	19,046
USD	225,493	EUR	200,000	Citibank N.A.	10/19/23	13,864
USD	442,417	EUR	400,000	Citibank N.A.	10/19/23	19,158
USD	2,721,646	EUR	2,437,497	Citibank N.A.	10/19/23	142,412
USD	680,000	EUR	614,858	Citibank N.A.	10/19/23	29,389
USD	220,114	EUR	200,000	Citibank N.A.	10/19/23	8,484
USD	5,636	EUR	5,000	Citibank N.A.	10/19/23	345
USD	1,061,325	GBP	818,010	Citibank N.A.	10/19/23	63,144
USD	293,183	MXN	4,965,000	Citibank N.A.	10/19/23	9,282
USD	589,187	MXN	10,214,639	Citibank N.A.	10/19/23	5,109
USD	309,099	MXN	5,215,000	Citibank N.A.	10/19/23	10,903

						$329,495

CHF	300,000	EUR	315,866	Citibank N.A.	10/19/23	$(5,771)
EUR	389,725	USD	430,464	Citibank N.A.	10/19/23	(18,077)
GBP	268,344	USD	344,063	Citibank N.A.	10/19/23	(16,615)
JPY	99,561,470	USD	719,103	Citibank N.A.	10/19/23	(50,460)
USD	195,021	GBP	159,976	Citibank N.A.	10/19/23	(191)

						$(91,114)

Total						$238,381

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Core Plus Bond Fund (cont.)

September 30, 2023

Financial futures contracts as of September 30, 2023:

Long Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation (Depreciation)	Notional Value		Clearinghouse
10 Year U.S. Treasury Note	88	December 2023	$(72,748)	USD	$9,509,500	Morgan Stanley & Co. LLC
2 Year U.S. Treasury Note	56	December 2023	(30,713)	USD	11,351,813	Morgan Stanley & Co. LLC
30 Year U.S. Ultra Treasury Bond	17	December 2023	(121,527)	USD	2,017,688	Morgan Stanley & Co. LLC
5 Year U.S. Treasury Note	21	December 2023	1,231	USD	2,212,547	Morgan Stanley & Co. LLC

Total			$(223,757)

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation	Notional Value		Clearinghouse
10 Year Euro-Bund	2	December 2023	$6,104	EUR	$272,009	Morgan Stanley & Co. LLC
10 Year U.S. Ultra Treasury Bond	61	December 2023	118,420	USD	6,805,313	Morgan Stanley & Co. LLC
30 Year Euro-Buxl	1	December 2023	9,187	EUR	129,365	Morgan Stanley & Co. LLC
5 Year Euro-Bobl	12	December 2023	15,212	EUR	1,468,520	Morgan Stanley & Co. LLC
EURO-BTP FUTURE	1	December 2023	4,767	EUR	116,012	Morgan Stanley & Co. LLC
EURO-SCHATZ FUT	3	December 2023	1,329	EUR	333,002	Morgan Stanley & Co. LLC
JPN 10Y BOND(OSE)	2	December 2023	14,232	JPY	1,940,043	Morgan Stanley & Co. LLC
Long Gilt Future	14	December 2023	19,992	GBP	1,608,385	Morgan Stanley & Co. LLC

Total			$189,243

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Core Plus Bond Fund (cont.)

September 30, 2023

Interest rate swaps as of September 30, 2023:

Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Value/Unrealized Appreciation (Depreciation)
3.83%	CAD-CBNALDN	Semi-Annually	Morgan Stanley & Co. LLC	10/19/33	CAD	700	$13,182
0.76%	JPY-BCAPLDN	Yearly	Morgan Stanley & Co. LLC	10/19/33	JPY	160,000	23,102
0.90%	JPY-BCAPLDN	Daily	Morgan Stanley & Co. LLC	4/19/33	JPY	100,000	113

							$36,397

4.72%	CAD-CBNALDN	Daily	Morgan Stanley & Co. LLC	10/19/25	CAD	3,300	(11,819)
2.61%	EUR-CITILDN	Daily	Morgan Stanley & Co. LLC	6/15/43	EUR	240	(1,745)

							$(13,564)

Total							$22,833

Credit default swaps buy protection as of September 30, 2023:

Fixed Rate	Issuer	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)	Value
1.00%	Markit CDX IG Index Series 41	Quarterly	Morgan Stanley & Co. LLC	12/20/28	USD	2,517	$(35,705)	$4,787	$(30,919)
1.00%	Markit CDX IG Index Series 41	Quarterly	Morgan Stanley & Co. LLC	12/20/28	USD	8,923	(127,073)	17,464	(109,609)
1.00%	Markit CDX IG Index Series 41	Quarterly	Morgan Stanley & Co. LLC	12/20/28	USD	7,805	(111,548)	15,672	(95,876)
1.00%	Markit CDX IG Index Series 41	Quarterly	Morgan Stanley & Co. LLC	12/20/28	USD	2,948	(41,983)	5,769	(36,213)
1.00%	Markit CDX IG Index Series 41	Quarterly	Morgan Stanley & Co. LLC	12/20/28	USD	2,000	(22,586)	(1,982)	(24,568)

Total							$(338,895)	$41,710	$(297,185)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Core Plus Bond Fund (cont.)

September 30, 2023

Abbreviations used are defined below:

Bobl - German Bundesobligationen

BTP - Italian Buoni del Tesoro Poliannuali

CAD - Canadian Dollar

CHF - Swiss Franc

EMTN - Euro Medium Term Note

EUR - Euro

GBP - United Kingdom Pound Sterling

GMTN - Global Medium Term Note

JPY - Japanese Yen

MXN - Mexican Peso

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

SOFR30A - Secured Overnight Financing Rate 30 Day Average

TBA - To-be-announced

USD - United States Dollar

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financial	29.86%
U.S. Government Agency Backed Mortgages	23.07%
Collateralized Mortgage Obligations	13.86%
Technology	7.06%
Utilities	4.92%
Energy	4.48%
Asset Backed Securities	4.39%
Consumer, Cyclical	3.96%
Consumer, Non-cyclical	3.93%
Foreign Government Bonds	3.19%
Communications	3.13%
Industrial	1.79%
Basic Materials	0.79%
Other*	(4.43)%

100.00%

* Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, interest rate swaps, credit default swaps, financial futures contracts, foreign currency exchange contracts and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Strategic Income Fund

September 30, 2023

Principal Amount		Value

Corporate Bonds — 53.83%
Australia — 0.27%
$ 180,000	Santos Finance Ltd., 3.65%, 4/29/31(a)	$144,200

Belgium — 0.57%
310,000	KBC Group NV, 6.32%, 9/21/34(b),(c)	300,975

Bermuda — 0.97%
536,000	Triton Container International Ltd., 1.15%, 6/7/24(b)	514,439

Canada — 2.67%
215,000	Bank of Nova Scotia (The), 4.59%, 5/4/37(c)	179,256
300,000	Canadian Imperial Bank of Commerce, 6.09%, 10/3/33	297,972
370,000	Enbridge, Inc., 5.97%, 3/8/26	369,092
230,000	Enbridge, Inc., 8.50%, 1/15/84(c)	230,230
180,000	Kinross Gold Corp., 6.25%, 7/15/33(b)	172,980
225,000	Rogers Communications, Inc., 4.55%, 3/15/52	163,815

		1,413,345

Chile — 0.36%
200,000	Corp. Nacional del Cobre de Chile, 6.30%, 9/8/53(b)	190,648

Denmark — 0.27%
150,000	AP Moller - Maersk A/S, 5.88%, 9/14/33(b)	145,208

France — 2.86%
400,000(d)	Atos SE, 1.00%, 11/12/29(a)	243,034
200,000(d)	Electricite de France SA, 3.00%, (a),(c),(e)	178,804
200,000(d)	Electricite de France SA, 3.38%, (a),(c),(e)	162,526
100,000(f)	Electricite de France SA, EMTN, 5.88%, (a),(c),(e)	101,442
200,000(f)	Electricite de France SA, EMTN, 6.00%, (a),(c),(e)	225,029
200,000	Electricite de France SA, 6.90%, 5/23/53(b)	198,143
200,000	Electricite de France SA, 9.13%, (b),(c),(e)	207,983
200,000	Societe Generale SA, 9.38%, (b),(c),(e)	196,642

		1,513,603

Germany — 1.48%
200,000(d)	Commerzbank AG, 6.13%, (a),(c),(e)	189,947
300,000(d)	Deutsche Bank AG, EMTN, 1.75%, 11/19/30(a),(c)	250,531
200,000	Deutsche Bank AG, 4.88%, 12/1/32(c)	170,676
200,000(d)	Deutsche Bank AG, 6.75%, (a),(c),(e)	170,994

		782,148

Ireland — 1.47%
220,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.63%, 10/15/27	206,287

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Strategic Income Fund (cont.)

September 30, 2023

Principal Amount		Value

$ 200,000	AIB Group Plc, 6.61%, 9/13/29(b),(c)	$199,230
160,000	Avolon Holdings Funding Ltd., 3.25%, 2/15/27(b)	142,527
230,000	Avolon Holdings Funding Ltd., 5.13%, 10/1/23(b)	230,000

		778,044

Italy — 1.62%
250,000(d)	Intesa Sanpaolo SpA, EMTN, 5.50%, (a),(c),(e)	224,040
260,000	Intesa Sanpaolo SpA, 6.63%, 6/20/33(b)	244,633
231,000	Intesa Sanpaolo SpA, 8.25%, 11/21/33(b),(c)	232,844
200,000	UniCredit SpA, 3.13%, 6/3/32(b),(c)	152,909

		854,426

Japan — 3.40%
380,000	Mizuho Financial Group, Inc., 2.65%, 5/22/26(c)	357,761
220,000	Mizuho Financial Group, Inc., 5.75%, 5/27/34(c)	211,277
260,000	Mizuho Financial Group, Inc., 5.78%, 7/6/29(c)	256,367
230,000	Nissan Motor Co. Ltd., 4.35%, 9/17/27(b)	209,722
267,000	Nomura Holdings, Inc., 2.61%, 7/14/31	204,453
200,000	Nomura Holdings, Inc., 5.61%, 7/6/29	193,483
120,000	Nomura Holdings, Inc., 6.18%, 1/18/33	118,156
260,000	Renesas Electronics Corp., 1.54%, 11/26/24(b)	245,269

		1,796,488

Norway — 0.75%
380,000	Var Energi ASA, 8.00%, 11/15/32(b)	397,993

Spain — 2.33%
300,000(d)	Abertis Infraestructuras Finance BV, 2.63%, (a),(c),(e)	268,192
200,000(d)	Abertis Infraestructuras Finance BV, 3.25%, (a),(c),(e)	192,952
200,000(d)	Banco Bilbao Vizcaya Argentaria SA, 6.00%, (a),(c),(e)	208,475
200,000(d)	CaixaBank SA, (5 Year EUR Swap + 6.498%), 6.75%, (a),(c),(e)	209,096
210,000	CaixaBank SA, 6.84%, 9/13/34(b),(c)	205,343
190,000	Telefonica Emisiones SA, 5.21%, 3/8/47	151,097

		1,235,155

Sweden — 0.93%
317,000(d)	Heimstaden Bostad Treasury BV, EMTN, 1.38%, 7/24/28(a)	244,062
257,000	Swedbank AB, 5.34%, 9/20/27(b)	249,029

		493,091

Switzerland — 2.38%
510,000	UBS Group AG, 6.54%, 8/12/33(b),(c)	504,814
398,000(d)	UBS Group AG, 7.75%, 3/1/29(a),(c)	464,134
250,000	UBS Group AG, 9.02%, 11/15/33(b),(c)	288,895

		1,257,843

United Kingdom — 1.42%
290,000	Barclays Plc, 6.50%, 9/13/27(c)	289,281

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Strategic Income Fund (cont.)

September 30, 2023

Principal Amount		Value

200,000(f)	Barclays Plc, 7.13%, (c),(e)	$227,274
$ 250,000	HSBC Holdings Plc, 4.76%, 6/9/28(c)	236,438

		752,993

United States — 30.08%
184,000	Aircastle Ltd., 2.85%, 1/26/28(b)	156,195
210,000	Ally Financial, Inc., 6.99%, 6/13/29(c)	205,488
100,000(d)	American Tower Corp., REIT, 4.63%, 5/16/31	103,505
210,000	Amgen, Inc., 5.75%, 3/2/63	193,926
200,000	Arrow Electronics, Inc., 6.13%, 3/1/26	198,961
230,000	AT&T, Inc., 3.65%, 9/15/59	139,778
280,000	AT&T, Inc., 5.40%, 2/15/34	261,899
385,000	Athene Global Funding, (SOFR Index + 0.700%), 6.04%, 5/24/24(b),(g)	382,655
260,000	Bank of America Corp., 2.48%, 9/21/36(c)	190,045
250,000	Bank of America Corp., 4.57%, 4/27/33(c)	221,972
250,000	Bank of America Corp., 5.29%, 4/25/34(c)	232,594
250,000	Bank of America Corp., 5.87%, 9/15/34(c)	243,062
195,000	Bank of America Corp., Series U, (Term SOFR 3M + 3.397%), 8.81%, (e),(h)	194,953
180,000	Booz Allen Hamilton, Inc., 5.95%, 8/4/33	174,954
209,000	Broadcom, Inc., 2.60%, 2/15/33(b)	155,862
375,000	Broadcom, Inc., 4.93%, 5/15/37(b)	323,037
95,000	Charles Schwab Corp. (The), 5.85%, 5/19/34(c)	90,378
250,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.85%, 4/1/61	139,184
220,000	Citigroup, Inc., 3.06%, 1/25/33(c)	173,372
250,000	Citizens Bank NA, 4.58%, 8/9/28(c)	227,884
207,000	Citizens Financial Group, Inc., 2.50%, 2/6/30	160,663
187,000	Columbia Pipelines Holding Co. LLC, 6.04%, 8/15/28(b)	186,097
200,000	Columbia Pipelines Operating Co. LLC, 6.04%, 11/15/33(b)	195,389
234,000	Comerica, Inc., 4.00%, 2/1/29	195,312
280,000	Constellation Energy Generation LLC, 6.13%, 1/15/34	279,904
170,000	Constellation Energy Generation LLC, 6.50%, 10/1/53	170,626
208,000	Continental Resources, Inc., 4.90%, 6/1/44	152,740
170,000	Energy Transfer LP, 6.25%, 4/15/49	155,975
160,000	Essential Utilities, Inc., 5.30%, 5/1/52	137,300
220,000	Exelon Corp., 5.60%, 3/15/53	200,275
210,000	Fifth Third Bancorp, 6.36%, 10/27/28(c)	208,190
170,000	Flex Intermediate Holdco LLC, 4.32%, 12/30/39(b)	115,926
200,000	Foundry JV Holdco LLC, 5.88%, 1/25/34(b)	191,047
155,000	General Motors Co., 5.40%, 4/1/48	122,294
110,000	Global Payments, Inc., 5.30%, 8/15/29	104,877
276,000	Global Payments, Inc., 5.95%, 8/15/52	246,613
324,000	Goldman Sachs Group, Inc. (The), 2.38%, 7/21/32(c)	246,644
270,000	Huntington National Bank (The), 5.65%, 1/10/30	253,614
225,000	Intel Corp., 5.70%, 2/10/53	210,923
233,000	Intel Corp., 5.90%, 2/10/63	220,971

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Strategic Income Fund (cont.)

September 30, 2023

Principal Amount		Value

$ 250,000	KeyBank NA, 4.39%, 12/14/27	$223,721
250,000	KeyBank NA, 5.85%, 11/15/27	237,526
261,000	Kyndryl Holdings, Inc., 3.15%, 10/15/31	197,163
200,000	Kyndryl Holdings, Inc., 4.10%, 10/15/41	130,868
160,000	LKQ Corp., 5.75%, 6/15/28(b)	156,323
120,000	LKQ Corp., 6.25%, 6/15/33(b)	116,070
186,000	M&T Bank Corp., 5.05%, 1/27/34(c)	161,157
230,000	Marvell Technology, Inc., 5.95%, 9/15/33	225,776
211,000	Meta Platforms, Inc., 4.45%, 8/15/52	166,975
245,000	Micron Technology, Inc., 5.88%, 2/9/33	234,137
240,000	Micron Technology, Inc., 5.88%, 9/15/33	228,534
260,000	Morgan Stanley, 2.48%, 9/16/36(c)	189,997
320,000	Morgan Stanley, GMTN, 4.89%, 7/20/33(c)	290,864
240,000	Morgan Stanley, GMTN, 5.25%, 4/21/34(c)	222,883
154,000	Morgan Stanley, 5.30%, 4/20/37(c)	137,537
173,000	MPLX LP, 5.00%, 3/1/33	157,546
180,000	Nasdaq, Inc., 5.55%, 2/15/34	171,718
270,000	New York State Electric & Gas Corp., 5.85%, 8/15/33(b)	266,178
240,000	NextEra Energy Capital Holdings, Inc., 5.25%, 2/28/53	207,672
600,000	NextEra Energy Capital Holdings, Inc., 5.75%, 9/1/25	598,225
215,000	Oracle Corp., 4.10%, 3/25/61	142,956
180,000	Oracle Corp., 5.55%, 2/6/53	157,761
336,000	Paramount Global, 6.38%, 3/30/62(c)	263,741
210,000	Pfizer Investment Enterprises Pte Ltd., 5.34%, 5/19/63	191,298
190,000	Pilgrim’s Pride Corp., 6.25%, 7/1/33	178,765
200,000	Royalty Pharma Plc, 3.55%, 9/2/50	122,045
230,000(d)	Simon International Finance SCA, REIT, 1.13%, 3/19/33(a)	171,968
300,000	U.S. Cellular Corp., 6.70%, 12/15/33	290,578
240,000(d)	Upjohn Finance BV, 1.91%, 6/23/32(a)	194,747
200,000	Utah Acquisition Sub, Inc., 5.25%, 6/15/46	146,870
221,000	Viatris, Inc., 4.00%, 6/22/50	133,460
180,000	VICI Properties LP, REIT, 4.95%, 2/15/30	165,016
169,000	Warnermedia Holdings, Inc., 4.05%, 3/15/29	150,751
212,000	Warnermedia Holdings, Inc., 5.05%, 3/15/42	163,990
500,000	Warnermedia Holdings, Inc., 5.14%, 3/15/52	370,956
230,000	Warnermedia Holdings, Inc., 6.41%, 3/15/26	229,975
340,000	Wells Fargo & Co., 5.39%, 4/24/34(c)	318,420
270,000	Wells Fargo & Co., GMTN, 5.56%, 7/25/34(c)	255,855
210,000	Western Midstream Operating LP, 4.05%, 2/1/30	183,154

		15,918,260

Total Corporate Bonds		28,488,859

(Cost $30,679,915)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Strategic Income Fund (cont.)

September 30, 2023

Shares		Value

Collateralized Mortgage Obligations — 11.54%
United States — 11.54%
$312,772	BX Commercial Mortgage Trust, Series 2021-XL2, Class D, (Term SOFR 1M + 1.511%), 6.84%, 10/15/38(b),(g)	$303,650
223,503	BX Commercial Mortgage Trust, Series 2021-21M, Class D, (Term SOFR 1M + 1.540%), 6.87%, 10/15/36(b),(g)	213,811
300,000	BX Commercial Mortgage Trust, Series 2022-CSMO, Class C, (Term SOFR 1M + 3.889%), 9.22%, 6/15/27(b),(g)	300,142
216,577	BX Trust, Series 2022-IND, Class D, (Term SOFR 1M + 2.839%), 8.17%, 4/15/37(b),(g)	209,584
207,000	Connecticut Avenue Securities Trust, Series 2022-R01, Class 1M2, (SOFR30A + 1.900%), 7.22%, 12/25/41(b),(g)	203,469
110,000	Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M2, (SOFR30A + 2.700%), 8.02%, 7/25/43(b),(g)	110,498
88,000	Connecticut Avenue Securities Trust, Series 2022-R04, Class 1M2, (SOFR30A + 3.100%), 8.42%, 3/25/42(b),(g)	89,483
277,000	Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M2, (SOFR30A + 3.100%), 8.42%, 6/25/43(b),(g)	282,306
366,000	Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M2, (SOFR30A + 3.550%), 8.87%, 5/25/43(b),(g)	382,799
625,000	Credit Suisse Mortgage Capital Certificates, Series 2020-SPT1, Class A2, 2.23%, 4/25/65(b)	591,632
364,715	Freddie Mac STACR REMIC Trust, Series 2023-HQA1, Class M1A, (SOFR30A + 2.000%), 7.32%, 5/25/43(b),(g)	366,940
113,639	Freddie Mac STACR REMIC Trust, (SOFR30A + 2.100%), 7.42%, 3/25/43(b),(g)	114,550
460,000	Freddie Mac STACR REMIC Trust, Series 2022-DNA2, Class M1B, (SOFR30A + 2.400%), 7.72%, 2/25/42(b),(g)	462,170
575,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2023-HQA2, Class M1B, (SOFR30A + 3.350%), 8.67%, 6/25/43(b),(g)	589,657
250,000	HONO Mortgage Trust, Series 2021-LULU, Class A, (Term SOFR 1M + 1.264%), 6.60%, 10/15/36(b),(g)	240,236
268,939	MFA Trust, Series 2020-NQM3, Class A3, 1.63%, 1/26/65(b),(i)	237,534
400,000	SMRT, Series 2022-MINI, Class D, (Term SOFR 1M + 1.950%), 7.28%, 1/15/39(b),(g)	384,088
400,000	Verus Securitization Trust, Series 2019-INV3, Class M1, 3.28%, 11/25/59(b),(i)	350,344
400,000	Verus Securitization Trust, Series 2020-4, Class M1, 3.29%, 5/25/65(b),(i)	335,294
400,000	Vista Point Securitization Trust, Series 2020-2, Class M1, 3.40%, 4/25/65(b),(i)	337,056

		6,105,243

Total Collateralized Mortgage Obligations		6,105,243

(Cost $6,368,917)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Strategic Income Fund (cont.)

September 30, 2023

Principal Amount		Value

U.S. Treasury Obligations — 10.29%
United States — 10.29%
$2,400,000	U.S. Treasury Notes, 4.13%, 1/31/25	$2,362,688
1,000,000	U.S. Treasury Notes, 4.38%, 10/31/24	988,672
2,100,000	U.S. Treasury Notes, 5.00%, 8/31/25	2,095,570

		5,446,930

Total U.S. Treasury Obligations		5,446,930

(Cost $5,467,044)

Shares

Asset Backed Securities — 4.84%
United States — 4.84%
141,710	ACM Auto Trust, 6.61%, 1/22/30(b)	141,484
415,324	ACM Auto Trust, Series 2023-2A, Class A, 7.97%, 6/20/30(b)	415,591
500,000	Dell Equipment Finance Trust, Series 2023-2, Class D, 6.74%, 7/23/29(b)	499,776
450,000	Exeter Automobile Receivables Trust, Series 2021-4A, Class D, 1.96%, 1/17/28	416,533
500,000	Exeter Automobile Receivables Trust, Series 2023-2A, Class D, 6.32%, 8/15/29	490,312
200,000	Exeter Automobile Receivables Trust, Series 2023-3A, Class D, 6.68%, 4/16/29	199,103
208,025	MVW LLC, Series 2021-2A, Class B, 1.83%, 5/20/39(b)	182,149
220,000	Santander Drive Auto Receivables Trust, Series 2023-3, Class C, 5.77%, 11/15/30	216,455

		2,561,403

Total Asset Backed Securities		2,561,403

(Cost $2,634,784)

Principal Amount

Bank Loans — 4.00%
Ireland — 0.95%
500,000	Setanta Aircraft Leasing DAC, 1st Lein Term Loan B, 7.54%, 11/5/28(g)	499,455

United States — 3.05%
587,909	Avolon US LLC, 1st Lien Term Loan B5, (SOFR 1M + 2.25%), 7.68%, 12/1/27(g)	587,321
429,814	Entegris, Inc., (SOFR 1M + 2.75%), 7.77%, 7/6/29(g)	428,740
600,000	Hilton Worldwide Finance LLC, 1st Lien Term Loan B2, (SOFR 1M + 1.75%), 7.17%, 6/21/26(g)	599,382

		1,615,443

Total Bank Loans		2,114,898

(Cost $2,114,316)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Strategic Income Fund (cont.)

September 30, 2023

Principal Amount		Value

Foreign Government Bonds — 3.08%
Mexico — 2.64%
24,300,000(j)	Mexican Bonos, Series M, 8.50%, 5/31/29	$1,304,005
130,000(d)	Mexico Government International Bond, 4.00%, 3/15/2115	92,925

		1,396,930

Romania — 0.44%
$ 230,000	Romanian Government International Bond, 7.63%, 1/17/53(b)	234,617

Total Foreign Government Bonds		1,631,547

(Cost $1,781,560)

Shares

Investment Company — 8.68%
4,594,438	RBC BlueBay U.S. Government Money Market Fund, Institutional Class 1 (k)	4,594,438

Total Investment Company		4,594,438

(Cost $4,594,438)

Total Investments		$50,943,318
(Cost $53,640,974) — 96.26%

Other assets in excess of liabilities — 3.74%		1,979,808

NET ASSETS — 100.00%		$52,923,126

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

(b)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(d)	Principal amount denoted in Euros.

(e)	Perpetual security with no stated maturity date.

(f)	Principal amount denoted in British Pounds.

(g)	Floating rate note. Rate shown is as of report date.

(h)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2023.

(i)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(j)	Principal amount denoted in Mexican peso.

(k)	Affiliated investment.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Strategic Income Fund (cont.)

September 30, 2023

Foreign currency exchange contracts as of September 30, 2023:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Value/Unrealized Appreciation (Depreciation)
EUR	354,451	CHF	342,009	Citibank N.A.	10/19/23	$604
EUR	563,959	GBP	483,010	Citibank N.A.	10/19/23	7,356
EUR	376,597	GBP	325,395	Citibank N.A.	10/19/23	1,430
USD	478,974	EUR	432,671	Citibank N.A.	10/19/23	21,145
USD	110,775	EUR	100,000	Citibank N.A.	10/19/23	4,960
USD	112,747	EUR	100,000	Citibank N.A.	10/19/23	6,932
USD	442,417	EUR	400,000	Citibank N.A.	10/19/23	19,158
USD	2,887,997	EUR	2,586,481	Citibank N.A.	10/19/23	151,117
USD	780,000	EUR	705,279	Citibank N.A.	10/19/23	33,711
USD	275,142	EUR	250,000	Citibank N.A.	10/19/23	10,605
USD	28,179	EUR	25,000	Citibank N.A.	10/19/23	1,726
USD	1,334,909	GBP	1,028,808	Citibank N.A.	10/19/23	79,500
USD	344,261	MXN	5,830,000	Citibank N.A.	10/19/23	10,899
USD	686,359	MXN	11,899,306	Citibank N.A.	10/19/23	5,952
USD	362,740	MXN	6,120,000	Citibank N.A.	10/19/23	12,795

						$367,890

CHF	340,000	EUR	357,981	Citibank N.A.	10/19/23	$(6,540)
EUR	432,671	USD	477,899	Citibank N.A.	10/19/23	(20,069)
GBP	327,148	USD	419,461	Citibank N.A.	10/19/23	(20,256)
JPY	113,223,258	USD	817,778	Citibank N.A.	10/19/23	(57,385)

						$(104,250)

Total						$263,640

Financial futures contracts as of September 30, 2023:

Long Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value		Clearinghouse
10 Year U.S. Treasury Note	126	December 2023	$(114,921)	USD	$13,615,875	Morgan Stanley & Co. LLC

Total			$(114,921)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Strategic Income Fund (cont.)

September 30, 2023

Short Position	Number of Contracts	Expiration Date	Value/ Unrealized Appreciation (Depreciation)	Notional Value		Clearinghouse
10 Year Euro-Bund	4	December 2023	$12,229	EUR	$544,019	Morgan Stanley & Co. LLC
10 Year U.S. Ultra Treasury Bond	104	December 2023	219,429	USD	11,602,500	Morgan Stanley & Co. LLC
2 Year U.S. Treasury Note	22	December 2023	5,085	USD	4,459,641	Morgan Stanley & Co. LLC
30 Year Euro-Buxl	1	December 2023	9,187	EUR	129,365	Morgan Stanley & Co. LLC
30 Year U.S. Treasury Bond	44	December 2023	288,295	USD	5,006,375	Morgan Stanley & Co. LLC
30 Year U.S. Ultra Treasury Bond	6	December 2023	38,615	USD	712,125	Morgan Stanley & Co. LLC
5 Year Euro-Bobl	14	December 2023	17,747	EUR	1,713,274	Morgan Stanley & Co. LLC
EURO-BTP FUTURE	1	December 2023	4,767	EUR	116,012	Morgan Stanley & Co. LLC
EURO-SCHATZ FUT	3	December 2023	1,329	EUR	333,002	Morgan Stanley & Co. LLC
Five Year U.S. Treasury Note	15	December 2023	(1,543)	USD	1,580,391	Morgan Stanley & Co. LLC
JPN 10Y BOND(OSE)	2	December 2023	14,232	JPY	1,940,043	Morgan Stanley & Co. LLC
Long Gilt Future	17	December 2023	24,190	GBP	1,953,038	Morgan Stanley & Co. LLC

Total			$633,562

Interest rate swaps as of September 30, 2023:

Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Value/Unrealized Appreciation (Depreciation)
3.83%	CAD-CBNALDN	Semi-Annual	Morgan Stanley & Co. LLC	10/19/33	CAD	900	$ 16,949

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Strategic Income Fund (cont.)

September 30, 2023

Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Value/Unrealized Appreciation (Depreciation)
0.76%	JPY-BCAPLDN	Annual	Morgan Stanley & Co. LLC	10/19/33	JPY	215,000	$31,043
0.76%	JPY-CBNALDN	Annual	Morgan Stanley & Co. LLC	10/19/33	JPY	140,000	20,214

							$68,206

4.72%	CAD-CBNALDN	Semi-Annual	Morgan Stanley & Co. LLC	10/19/25	CAD	4,000	(14,325)
2.61%	EUR-CITILDN	Daily	Morgan Stanley & Co. LLC	6/15/43	EUR	275	(2,000)

							$(16,325)

Total							$51,881

Credit default swaps buy protection as of September 30, 2023:

Fixed Rate	Issuer	Payment Frequency	Counterparty	Expiration Date	Notional Amount (000)		Premium Paid/ (Received)	Unrealized Appreciation	Value
1.00%	Markit CDX IG Index Series 41	Quarterly	Morgan Stanley & Co. LLC	12/20/28	USD	4,156	$(58,956)	$7,904	$(51,052)
1.00%	Markit CDX IG Index Series 41	Quarterly	Morgan Stanley & Co. LLC	12/20/28	USD	14,732	(209,800)	28,833	(180,967)
1.00%	Markit CDX IG Index Series 41	Quarterly	Morgan Stanley & Co. LLC	12/20/28	USD	12,887	(184,179)	25,876	(158,303)
1.00%	Markit CDX IG Index Series 41	Quarterly	Morgan Stanley & Co. LLC	12/20/28	USD	4,867	(69,311)	9,525	(59,786)

Total							$(522,246)	$72,138	$(450,108)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Strategic Income Fund (cont.)

September 30, 2023

Abbreviations used are defined below:

Bobl - German Bundesobligationen

BTP - Italian Buoni del Tesoro Poliannuali

CAD - Canadian Dollar

CHF - Swiss Franc

EMTN - Euro Medium Term Note

EUR - Euro GBP - United Kingdom Pound Sterling

GMTN - Global Medium Term Note

JPY - Japanese Yen

MXN - Mexican Peso

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

SOFR30A - Secured Overnight Financing Rate 30 Day Average

USD - United States Dollar

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financial	28.31%
Collateralized Mortgage Obligations	11.54%
U.S. Treasury Obligations	10.29%
Technology	6.63%
Utilities	5.55%
Asset Backed Securities	4.84%
Energy	4.32%
Consumer, Cyclical	4.00%
Consumer, Non-cyclical	3.83%
Foreign Government Bonds	3.08%
Communications	2.98%
Industrial	1.52%
Basic Materials	0.69%
Other	12.42%

100.00%

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2023

	RBC BlueBay	RBC BlueBay	RBC BlueBay	RBC BlueBay
	Emerging Market	High Yield	Core Plus	Strategic
	Debt Fund	Bond Fund	Bond Fund	Income Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $39,978,576, $455,591,964, $48,656,378 and $49,046,536, respectively)	$36,418,546	$437,681,474	$45,718,003	$46,348,880
Affiliated investments (cost $1,255,527, $15,420,395, $3,307,444 and $4,594,438, respectively)	1,255,527	15,420,395	3,307,444	4,594,438
Cash	50,101	1,240,920	42,865	52,838
Cash at broker for financial futures contracts	170,860	490,058	518,872	19,701
Segregated cash for swap contracts	278,576	801,112	705,387	1,087,277
Cash at broker for forward foreign currency exchange contracts	70,147	40,000	10,000	250,000
Foreign currency, at value (cost $238,393, $1,150,969, $77,207 and $121,820,respectively)	237,532	1,103,318	76,396	117,989
Interest and dividend receivable	683,201	7,398,930	411,342	485,252
Receivable from advisor	4,522	—	18,037	6,756
Receivable for capital shares issued	—	3,368,355	—	—
Receivable for investments sold	—	3,679,238	5,445,392	3,760,761
Due from broker	—	—	250,000	—
Credit default swaps at value (premiums paid $106,314, $227,986, $0 and $0,respectively)	45,539	236,522	—	—
Unrealized appreciation on futures contracts	12,292	—	190,474	635,105
Unrealized appreciation on interest rate swaps contracts	—	—	36,397	68,206
Unrealized appreciation on forward foreign currency exchange contracts	276,957	56,756	329,495	367,890
Prepaid expenses and other assets	2,225	10,853	27,076	27,080

Total Assets	39,506,025	471,527,931	57,087,180	57,822,173

Liabilities:
Professional fees payable	4,929	4,929	5,254	5,273
Payable for capital shares redeemed	—	158,267	—	—

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2023

	RBC BlueBay	RBC BlueBay	RBC BlueBay	RBC BlueBay
	Emerging Market	High Yield	Core Plus	Strategic
	Debt Fund	Bond Fund	Bond Fund	Income Fund
Payable for investments purchased	$238,049	$14,564,766	$12,560,389	$4,087,635
Credit default swaps at value (premiums received $101,917, $0, $338,895 and $522,246, respectively)	107,767	—	297,185	450,108
Unrealized depreciation on forward foreign currency exchange contracts	115,931	—	91,114	104,250
Unrealized depreciation on interest rate swaps contracts	—	—	13,564	16,325
Unrealized depreciation on futures contracts	9,399	172,475	224,988	116,464
Accrued expenses and other payables:
Investment advisory fees	—	103,998	—	—
Accounting fees	10,858	15,690	11,785	11,883
Audit fees	45,822	46,503	45,841	45,856
Trustees’ fees	16	111	54	40
Distribution fees	—	1,246	21,478	23,837
Custodian fees	14,885	9,153	15,913	15,494
Shareholder reports	7,382	25,924	6,881	7,135
Transfer agent fees	2,612	54,649	1,759	1,759
Other	11,004	14,450	13,306	12,988

Total Liabilities	568,654	15,172,161	13,309,511	4,899,047

Net Assets	$38,937,371	$456,355,770	$43,777,669	$52,923,126

Net Assets Consists of:
Capital	$51,928,186	$494,123,642	$51,899,071	$53,006,863
Accumulated earnings	(12,990,815)	(37,767,872)	(8,121,402)	(83,737)

Net Assets	$38,937,371	$456,355,770	$43,777,669	$52,923,126

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2023

	RBC BlueBay	RBC BlueBay	RBC BlueBay	RBC BlueBay
	Emerging Market	High Yield	Core Plus	Strategic
	Debt Fund	Bond Fund	Bond Fund	Income Fund
Net Assets
Class A	$17,110	$3,580,359	$4,358,157	$5,268,617
Class I	38,908,829	452,775,411	30,653,112	37,056,753
Class R6	11,432	N/A	8,766,400	10,597,756

Total	$38,937,371	$456,355,770	$43,777,669	$52,923,126

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	2,272	385,669	520,422	529,683
Class I	5,063,413	48,260,389	3,658,057	3,724,425
Class R6	1,480	N/A	1,046,113	1,065,069

Total	5,067,165	48,646,058	5,224,592	5,319,177

Net Asset Values and Redemption Prices Per Share:
Class A	$7.53	$9.28	$8.37	$9.95

Class I	$7.68	$9.38	$8.38	$9.95

Class R6	$7.72	$ N/A	$8.38	$9.95

Maximum Offering Price Per Share:
Class A	$7.86	$9.69	$8.70	$10.34

Maximum Sales Charge - Class A	4.25%	4.25%	3.75%	3.75%

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2023

	RBC BlueBay	RBC BlueBay	RBC BlueBay	RBC BlueBay
	Emerging Market	High Yield	Core Plus	Strategic
	Debt Fund	Bond Fund	Bond Fund	Income Fund
Investment Income:
Interest income	$2,930,460	$24,096,504	$2,186,548	$2,465,159
Dividend income - affiliated	34,053	505,206	74,137	130,048
Foreign tax withholding	—	—	(785)	(785)

Total Investment Income	2,964,513	24,601,710	2,259,900	2,594,422
Expenses:
Investment advisory fees	235,841	1,926,322	153,342	268,939
Distribution fees–Class A	63	7,897	10,917	12,644
Accounting fees	66,520	87,108	73,487	72,829
Audit fees	43,992	44,754	44,848	44,878
Custodian fees	73,449	71,670	75,548	75,506
Insurance fees	3,509	3,509	3,509	3,509
Legal fees	4,597	22,564	—	—
Registrations and filing fees	69,346	65,792	41,143	41,088
Shareholder reports	26,177	82,019	29,709	30,681
Transfer agent fees–Class A	3,456	7,136	3,517	3,520
Transfer agent fees–Class I	27,156	489,961	3,519	3,523
Transfer agent fees–Class R6	3,516	—	3,517	3,517
Trustees’ fees and expenses	2,097	19,679	2,598	2,978
Tax expense	5,455	5,455	6,183	6,420
Offering fees	—	—	6,823	6,834
Other fees	5,306	8,049	4,068	4,556

Total expenses before fee waiver/reimbursement	570,480	2,841,915	462,728	581,422
Expenses waived/reimbursed by:
Advisor	(285,068)	(855,874)	(261,771)	(259,042)

Net expenses	285,412	1,986,041	200,957	322,380

Net Investment Income	2,679,101	22,615,669	2,058,943	2,272,042

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	(1,795,266)	(13,608,370)	(1,885,997)	(1,169,055)
Foreign currency transactions	3,152	165,565	3,154	12,612
Foreign currency exchange contracts	(166,428)	(151,133)	(330,018)	(367,052)
Futures contracts	103,007	(730,074)	(395,823)	1,679,815
Swap agreements	(130,235)	1,021,485	(316,323)	866,302

Net realized gains/(losses)	(1,985,770)	(13,302,527)	(2,925,007)	1,022,622
Net change in unrealized appreciation/ (depreciation) on:
Investments	3,914,995	22,098,142	2,359,457	2,234,099

FINANCIAL STATEMENTS

Statements of Operations (cont.)

For the Year Ended September 30, 2023

	RBC BlueBay	RBC BlueBay	RBC BlueBay	RBC BlueBay
	Emerging Market	High Yield	Core Plus	Strategic
	Debt Fund	Bond Fund	Bond Fund	Income Fund
Foreign currency	$8,851	$3,460	$22,131	$47,894
Foreign currency exchange contracts	130,779	(137,478)	171,399	202,395
Futures contracts	(61,712)	(172,475)	169,984	(26,521)
Swap agreements	(107,544)	8,537	(47,018)	(1,602,448)

Net unrealized gains	3,885,369	21,800,186	2,675,953	855,419

Change in net assets resulting from operations	$4,578,700	$31,113,328	$1,809,889	$4,150,083

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC BlueBay
	Emerging Market
	Debt Fund
	For the	For the
	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
From Investment Activities
Operations:
Net investment income	$2,679,101	$1,716,262
Net realized losses from investments, foreign currency, written options, futures contracts and swap contracts transactions	(1,985,770)	(2,818,617)
Net change in unrealized appreciation/(depreciation) on investments, foreign currency, futures contracts and swap contracts	3,885,369	(6,642,251)

Change in net assets resulting from operations	4,578,700	(7,744,606)

Distributions to Shareholders:
Class A	(1,644)	(1,321)
Class I	(2,351,904)	(1,719,310)
Class R6	(730)	(663)

Change in net assets resulting from shareholder distributions	(2,354,278)	(1,721,294)

Capital Transactions:
Proceeds from shares issued	6,458,822	9,281,136
Distributions reinvested	2,322,313	1,719,037
Cost of shares redeemed	(2,269,729)	(22,044)

Change in net assets resulting from capital transactions	6,511,406	10,978,129

Net increase in net assets	8,735,828	1,512,229
Net Assets:
Beginning of year	30,207,466	28,695,237

End of year	$38,943,294	$30,207,466

Share Transactions:
Issued	863,993	1,115,129
Reinvested	301,880	201,298
Redeemed	(313,122)	(2,609)

Change in shares resulting from capital transactions	852,751	1,313,818

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC BlueBay High Yield Bond Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
From Investment Activities
Operations:
Net investment income	$22,615,669	$13,784,773
Net realized losses from investments, foreign currency, futures contracts and swap contracts transactions	(13,302,527)	(9,066,133)
Net change in unrealized appreciation/(depreciation) on investments, foreign currency, futures contracts and swap contracts	21,800,186	(44,456,103)

Change in net assets resulting from operations	31,113,328	(39,737,463)

Distributions to Shareholders:
Class A	(198,284)	(202,455)
Class I	(21,675,937)	(16,268,017)

Change in net assets resulting from shareholder distributions	(21,874,221)	(16,470,472)

Capital Transactions:
Proceeds from shares issued	288,660,291	259,560,711
Distributions reinvested	19,832,281	14,827,024
Cost of shares redeemed	(142,056,239)	(185,870,515)

Change in net assets resulting from capital transactions	166,436,333	88,517,220

Net increase in net assets	175,675,440	32,309,285
Net Assets:
Beginning of year	280,680,330	248,371,045

End of year	$456,355,770	$280,680,330

Share Transactions:
Issued	30,657,082	25,540,716
Reinvested	2,113,892	1,453,365
Redeemed	(15,090,663)	(18,659,416)

Change in shares resulting from capital transactions	17,680,311	8,334,665

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC BlueBay Core Plus Bond Fund
	For the Year Ended September 30, 2023	For the Period Ended September 30, 2022(a)
From Investment Activities
Operations:
Net investment income	$2,058,943	$989,744
Net realized losses from investments, foreign currency, futures contracts and swap contracts transactions	(2,925,007)	(3,695,964)
Net change in unrealized appreciation/(depreciation) on investments, foreign currency, futures contracts and swap contracts	2,675,953	(5,326,000)

Change in net assets resulting from operations	1,809,889	(8,032,220)

Distributions to Shareholders:
Class A	(100,947)	(75,065)
Class I	(777,143)	(588,490)
Class R6	(226,512)	(171,927)

Change in net assets resulting from shareholder distributions	(1,104,602)	(835,482)

Capital Transactions:
Proceeds from shares issued	—	50,000,000
Distributions reinvested	1,104,602	835,482
Cost of shares redeemed	—	—

Change in net assets resulting from capital transactions	1,104,602	50,835,482

Net increase in net assets	1,809,889	41,967,780
Net Assets:
Beginning of year	41,967,780	—

End of year	$43,777,669	$41,967,780

Share Transactions:
Issued	—	5,000,000
Reinvested	131,680	92,912
Redeemed	—	—

Change in shares resulting from capital transactions	131,680	5,092,912

(a) For the period from November 1, 2021 (commencement of operations) through September 30, 2022.

See Notes to the Financial Statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC BlueBay Strategic Income Fund
	For the Year Ended September 30, 2023	For the Period Ended September 30, 2022(a)
From Investment Activities
Operations:
Net investment income	$2,272,042	$940,642
Net realized gains from investments, foreign currency, futures contracts and swap contracts transactions	1,022,622	488,421
Net change in unrealized appreciation/(depreciation) on investments, foreign currency, futures contracts and swap contracts	855,419	(2,656,019)

Change in net assets resulting from operations	4,150,083	(1,226,956)

Distributions to Shareholders:
Class A	(217,746)	(66,020)
Class I	(1,616,185)	(531,813)
Class R6	(467,016)	(155,930)

Change in net assets resulting from shareholder distributions	(2,300,947)	(753,763)

Capital Transactions:
Proceeds from shares issued	—	50,000,000
Distributions reinvested	2,300,946	753,763
Cost of shares redeemed	—	—

Change in net assets resulting from capital transactions	2,300,946	50,753,763

Net increase in net assets	4,150,082	48,773,044
Net Assets:
Beginning of year	48,773,044	—

End of year	$52,923,126	$48,773,044

Share Transactions:
Issued	—	5,000,000
Reinvested	241,708	77,470
Redeemed	—	—

Change in shares resulting from capital transactions	241,708	5,077,470

(a) For the period from November 1, 2021 (commencement of operations) through September 30, 2022.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC BlueBay Emerging Market Debt Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/23	$7.03	0.54	0.45	0.99	(0.49)	(0.49)	$7.53
Year Ended 9/30/22	9.77	0.48	(2.70)	(2.22)	(0.52)	(0.52)	7.03
Year Ended 9/30/21	9.78	0.45	0.04 (b)	0.49	(0.50)	(0.50)	9.77
Year Ended 9/30/20	10.14	0.48	(0.38)	0.10	(0.46)	(0.46)	9.78
Year Ended 9/30/19	9.63	0.52	0.51	1.03	(0.52)	(0.52)	10.14
Class I
Year Ended 9/30/23	$7.17	0.57	0.45	1.02	(0.51)	(0.51)	$7.68
Year Ended 9/30/22	9.89	0.50	(2.73)	(2.23)	(0.49)	(0.49)	7.17
Year Ended 9/30/21	9.90	0.48	0.03 (b)	0.51	(0.52)	(0.52)	9.89
Year Ended 9/30/20	10.23	0.47	(0.33)	0.14	(0.47)	(0.47)	9.90
Year Ended 9/30/19	9.71	0.55	0.52	1.07	(0.55)	(0.55)	10.23
Class R6
Year Ended 9/30/23	$7.20	0.58	0.45	1.03	(0.51)	(0.51)	$7.72
Year Ended 9/30/22	9.94	0.51	(2.76)	(2.25)	(0.49)	(0.49)	7.20
Year Ended 9/30/21	9.94	0.49	0.04 (b)	0.53	(0.53)	(0.53)	9.94
Year Ended 9/30/20	10.27	0.48	(0.33)	0.15	(0.48)	(0.48)	9.94
Year Ended 9/30/19	9.74	0.56	0.52	1.08	(0.55)	(0.55)	10.27

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

FINANCIAL HIGHLIGHTS

RBC BlueBay Emerging Market Debt Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/23	14.12%	$17	1.04%	7.09%	15.47%	85%
Year Ended 9/30/22	(23.47)%	25	1.04%	5.67%	17.51%	98%
Year Ended 9/30/21	5.06%	15	1.04%	4.52%	43.25%	181%
Year Ended 9/30/20	1.06%	7	1.11%(c)	4.95%	28.23%	249%
Year Ended 9/30/19	11.17%	21	1.12%	5.38%	20.37%	236%
Class I
Year Ended 9/30/23	14.42%	$38,909	0.79%	7.38%	1.55%	85%
Year Ended 9/30/22	(23.27)%	30,173	0.79%	5.82%	1.65%	98%
Year Ended 9/30/21	5.28%	28,667	0.79%	4.76%	1.72%	181%
Year Ended 9/30/20	1.44%	21,356	0.85%(c)	4.87%	2.14%	249%
Year Ended 9/30/19	11.48%	21,529	0.87%	5.62%	2.13%	236%
Class R6
Year Ended 9/30/23	14.54%	$11	0.74%	7.43%	32.92%	85%
Year Ended 9/30/22	(23.27)%	10	0.74%	5.77%	31.35%	98%
Year Ended 9/30/21	5.35%	13	0.74%	4.82%	28.96%	181%
Year Ended 9/30/20	1.40%	12	0.79%(c)	4.91%	31.83%	249%
Year Ended 9/30/19	11.57%	12	0.82%	5.67%	33.09%	236%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)

Beginning June 18, 2020, the net operating expenses were contractually limited to 1.04%, 0.79% and 0.74% of average daily net assets for Class A, Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2020.

FINANCIAL HIGHLIGHTS

RBC BlueBay High Yield Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities					Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/23	$8.98	0.57	0.31	—		0.88	(0.58)	—	(0.58)	$9.28
Year Ended 9/30/22	10.89	0.47	(1.94)	—		(1.47)	(0.44)	—	(0.44)	8.98
Year Ended 9/30/21	10.56	0.47	0.52	—	(b)	0.99	(0.52)	(0.14)	(0.66)	10.89
Year Ended 9/30/20	10.46	0.48	0.09	—		0.57	(0.47)	—	(0.47)	10.56
Year Ended 9/30/19	10.42	0.54	0.26	—		0.80	(0.76)	—	(0.76)	10.46
Class I
Year Ended 9/30/23	$9.07	0.61	0.30	—		0.91	(0.60)	—	(0.60)	$9.38
Year Ended 9/30/22	10.98	0.48	(1.95)	—		(1.47)	(0.44)	—	(0.44)	9.07
Year Ended 9/30/21	10.64	0.50	0.53	—	(b)	1.03	(0.55)	(0.14)	(0.69)	10.98
Year Ended 9/30/20	10.52	0.51	0.10	—		0.61	(0.49)	—	(0.49)	10.64
Year Ended 9/30/19	10.47	0.58	0.25	—		0.83	(0.78)	—	(0.78)	10.52

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

FINANCIAL HIGHLIGHTS

RBC BlueBay High Yield Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/23	10.06%	$3,580	0.81%	6.18%	1.14%	72%
Year Ended 9/30/22	(12.74)%	2,983	0.82%	4.45%	1.16%	75%
Year Ended 9/30/21	9.60%	3,727	0.82%	4.32%	1.18%	100%
Year Ended 9/30/20	5.64%	1,586	0.82%	4.64%	1.92%	187%
Year Ended 9/30/19	8.41%	460	0.82%	5.35%	2.50%	143%
Class I
Year Ended 9/30/23	10.34%	$452,775	0.56%	6.46%	0.81%	72%
Year Ended 9/30/22	(12.57)%	277,697	0.57%	4.76%	0.82%	75%
Year Ended 9/30/21	9.89%	244,644	0.57%	4.57%	0.87%	100%
Year Ended 9/30/20	6.03%	128,846	0.57%	4.92%	1.10%	187%
Year Ended 9/30/19	8.58%	49,397	0.57%	5.66%	1.39%	143%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC BlueBay Core Plus Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/23	$8.24	0.38	(0.05)	0.33	(0.20)	(0.20)	$8.37
Period Ended 9/30/22(b)	10.00	0.18	(1.79)	(1.61)	(0.15)	(0.15)	8.24
Class I
Year Ended 9/30/23	$8.24	0.40	(0.04)	0.36	(0.22)	(0.22)	$8.38
Period Ended 9/30/22(b)	10.00	0.20	(1.79)	(1.59)	(0.17)	(0.17)	8.24
Class R6
Year Ended 9/30/23	$8.24	0.40	(0.04)	0.36	(0.22)	(0.22)	$8.38
Period Ended 9/30/22(b)	10.00	0.20	(1.79)	(1.59)	(0.17)	(0.17)	8.24

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from November 1, 2021 (commencement of operations) through September 30, 2022.

FINANCIAL HIGHLIGHTS

RBC BlueBay Core Plus Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

			Ratios/Supplemental Data
	Total Return(a)(b)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class A
Year Ended 9/30/23	4.11%		$4,358	0.70%		4.46%		1.34%		750%
Period Ended 9/30/22(c)	(16.32	)%(d)	4,188	0.70	%(e)	2.09	%(e)	1.51	%(e)	254%
Class I
Year Ended 9/30/23	4.34%		$30,653	0.45%		4.71%		1.02%		750%
Period Ended 9/30/22(c)	(16.06	)%(d)	29,381	0.45	%(e)	2.34	%(e)	1.15	%(e)	254%
Class R6
Year Ended 9/30/23	4.39%		$8,766	0.40%		4.76%		1.05%		750%
Period Ended 9/30/22(c)	(16.03	)%(d)	8,399	0.40	%(e)	2.39	%(e)	1.19	%(e)	254%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	For the period from November 1, 2021 (commencement of operations) through September 30, 2022.

(d)	Not annualized.

(e)	Annualized.

See Notes to the Financial Statements.

FINANCIAL HIGHLIGHTS

RBC BlueBay Strategic Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/23	$9.60	0.41	0.36	0.77	(0.23)	(0.19)	(0.42)	$9.95
Period Ended 9/30/22(b)	10.00	0.17	(0.44)	(0.27)	(0.13)	—	(0.13)	9.60
Class I
Year Ended 9/30/23	$9.61	0.43	0.36	0.79	(0.26)	(0.19)	(0.45)	$9.95
Period Ended 9/30/22(b)	10.00	0.19	(0.43)	(0.24)	(0.15)	—	(0.15)	9.61
Class R6
Year Ended 9/30/23	$9.61	0.44	0.35	0.79	(0.26)	(0.19)	(0.45)	$9.95
Period Ended 9/30/22(b)	10.00	0.19	(0.42)	(0.23)	(0.16)	—	(0.16)	9.61

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from November 1, 2021 (commencement of operations) through September 30, 2022.

FINANCIAL HIGHLIGHTS

RBC BlueBay Strategic Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/23	8.33%	$5,269	0.88%	4.24%	1.42%	712%
Period Ended 9/30/22(c)	(2.70)%(d)	4,867	0.88%(e)	1.85%(e)	1.62%(e)	159%
Class I
Year Ended 9/30/23	8.48%	$37,057	0.63%	4.49%	1.11%	712%
Period Ended 9/30/22(c)	(2.50)%(d)	34,146	0.63%(e)	2.10%(e)	1.28%(e)	159%
Class R6
Year Ended 9/30/23	8.54%	$10,598	0.58%	4.54%	1.13%	712%
Period Ended 9/30/22(c)	(2.46)%(d)	9,760	0.58%(e)	2.15%(e)	1.32%(e)	159%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	For the period from November 1, 2021 (commencement of operations) through September 30, 2022.

(d)	Not annualized.

(e)	Annualized.

See Notes to the Financial Statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 24 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). This report includes the following four investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC BlueBay Emerging Market Debt Fund (“Emerging Market Debt Fund”)

- RBC BlueBay High Yield Bond Fund (“High Yield Bond Fund”)

- RBC BlueBay Core Plus Bond Fund (“Core Plus Bond Fund”)

- RBC BlueBay Strategic Income Fund (“Strategic Income Fund”)

Class A and Class I shares are offered by each Fund; Class R6 shares are offered by Emerging Market Debt Fund, Core Plus Bond Fund and the Strategic Income Fund. Class A shares are offered with a maximum front-end sales charge of 4.25% for Emerging Market Debt Fund and High Yield Bond Fund and 3.75% for Core Plus Bond Fund and Strategic Income Fund and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I shares and Class R6 shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds and RBC Global Asset Management (UK) Limited (“RBC GAM-UK” or Sub-Advisor”) acts as a sub-advisor for Emerging Market Debt Fund and High Yield Bond Fund. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

To be announced securities

The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.

Security Valuation:

The Board has approved pricing and valuation procedures of the Advisor for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last

NOTES TO FINANCIAL STATEMENTS

available quoted sale price on the primary trading exchange as of the regularly scheduled closing time of the exchange and are categorized as Level 1 in the fair value hierarchy. (See “Fair Value Measurements” below for additional information). An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will generally be categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Bank loans are valued based on evaluated prices received from third-party pricing services or fair valued using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank Loans are generally categorized as Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be as Level 3.

Exchange-traded options, futures and options on futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded. In the absence of any transactions on that day, the closing bid price shall be used for purchased options, futures and options on futures, and the closing ask price shall be used for written options. Such instruments are categorized as Level 1 of the fair value hierarchy. Options contracts traded in the over-the-counter (“OTC”) market shall be valued at the evaluated price provided by an independent pricing service or broker-dealer using a mathematical model which incorporates a number of market data factors, such as trades and prices of the underlying instruments. These contracts are categorized as Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts are marked to market daily based upon foreign currency exchange rates provided by an independent pricing service as of the close of the NYSE, generally 4:00 p.m. EST, and are generally classified as Level 2 within the fair value hierarchy.

Swaps, including credit-default swaps, interest rate swaps and total return swaps, are generally valued by an independent pricing service using a discounted cash flow methodology. This technique is used to value both the fixed and variable components of the swap contracts and takes into account market data and inputs sourced from various institutions and market-makers and includes daily intra-day and closing spreads, credit index quotes, yield curves, and recovery rate assumptions. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in the Fund’s net assets. These swap contracts are categorized as Level 2 in the fair valuation hierarchy.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

The Board has designated the Advisor with the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities, and has established a Pricing Committee to assist in carrying out supervisory functions related to such responsibilities. The Pricing Committee includes representatives of the Funds’ Advisor, Co-Administrator and Sub-Advisor, including personnel from accounting and operations, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations,

NOTES TO FINANCIAL STATEMENTS

fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee provides periodic reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board regarding pricing and valuation matters. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Advisor has procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or the Advisor has determined that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Advisor in accordance with procedures and methodologies approved by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Advisor or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Advisor employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Foreign Taxes:

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Funds accrue for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•   Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

NOTES TO FINANCIAL STATEMENTS

•   Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•   Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 2 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of the Funds’ investments as of September 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Emerging Market Debt Fund
Assets:
Investments in Securities
Foreign Government Bonds	$—	$25,044,309	$—	$25,044,309
Corporate Bonds	—	7,976,992	—	7,976,992
U.S. Treasury Obligations	—	3,194,071	—	3,194,071
Investment Company	1,255,527	—	—	1,255,527
Municipal Bond	—	203,174	—	203,174
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	—	276,957	—	276,957
Financial futures contracts	12,292	—	—	12,292
Credit default swaps	—	45,539	—	45,539

Total Assets	$1,267,819	$36,741,042	$—	$38,008,861

Liabilities:
Other Financial Instruments*
Financial futures contracts	$(9,399)	$—	$—	$(9,399)
Credit default swaps	—	(107,767)	—	(107,767)
Foreign currency exchange contracts - forward contracts	—	(115,931)	—	(115,931)

Total Liabilities	$(9,399)	$(223,698)	$—	$(233,097)

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
High Yield Bond Fund
Assets:
Investments in Securities
Corporate Bonds
Australia	$—	$5,603,470	$76,015	$5,679,485
Austria	—	4,460,653	—	4,460,653
Bermuda	—	2,853,626	—	2,853,626
Canada	—	20,484,991	—	20,484,991
Cayman Islands	—	3,722,183	—	3,722,183
Czech Republic	—	2,525,000	—	2,525,000
France	—	10,727,518	—	10,727,518
Germany	—	11,974,928	—	11,974,928
India	—	1,342,350	—	1,342,350
Italy	—	4,623,868	—	4,623,868
Luxembourg	—	3,861,003	—	3,861,003
Mexico	—	1,362,941	—	1,362,941
Netherlands	—	5,313,239	—	5,313,239
Puerto Rico	—	778,655	—	778,655
United Arab Emirates	—	3,737,770	—	3,737,770
United Kingdom	—	13,260,442	—	13,260,442
United States	—	329,882,070	—	329,882,070
Investment Company	15,420,395	—	—	15,420,395
U.S. Treasury Obligations	—	11,087,663	—	11,087,663
Common Stocks
United Kingdom	—	3,074	—	3,074
United States	—	—	15	15
Rights/Warrants
Mexico	—	—	—	—
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	—	56,756	—	56,756
Credit default swaps	—	236,522	—	236,522

Total Assets	$15,420,395	$437,898,722	$76,030	$453,395,147

Liabilities:
Other Financial Instruments*
Financial futures contracts	$(172,475)	$—	$—	$(172,475)

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Core Plus Bond Fund
Assets:
Investments in Securities
Corporate Bonds	$—	$24,510,707	$—	$24,510,707
U.S. Government Agency Backed Mortgages	—	10,100,161	—	10,100,161
Collateralized Mortgage Obligations	—	6,069,561	—	6,069,561
Investment Company	3,307,444	—	—	3,307,444
Asset Backed Securities	—	1,920,686	—	1,920,686
Bank Loans	—	1,719,330	—	1,719,330
Foreign Government Bonds	—	1,397,558	—	1,397,558
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	—	329,495	—	329,495
Financial futures contracts	190,474	—	—	190,474
Interest rate swaps - Appreciation	—	36,397	—	36,397

Total Assets	$3,497,918	$46,083,895	$—	$49,581,813

Liabilities:
Other Financial Instruments*
Interest Rate Swaps	$—	$(13,564)	$—	$(13,564)
Foreign currency exchange contracts - forward contracts	—	(91,114)	—	(91,114)
Financial futures contracts	(224,988)	—	—	(224,988)
Credit default swaps	—	(297,185)	—	(297,185)

Total Liabilities	$(224,988)	$(401,863)	$—	$(626,851)

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Strategic Income Fund
Assets:
Investments in Securities
Corporate Bonds	$—	$28,488,859	$—	$28,488,859
Collateralized Mortgage Obligations	—	6,105,243	—	6,105,243
U.S. Treasury Obligations	—	5,446,930	—	5,446,930
Investment Company	4,594,438	—	—	4,594,438
Asset Backed Securities	—	2,561,403	—	2,561,403
Bank Loans	—	2,114,898	—	2,114,898
Foreign Government Bonds	—	1,631,547	—	1,631,547
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	—	367,890	—	367,890
Financial futures contracts	635,105	—	—	635,105
Interest rate swaps - Appreciation	—	68,206	—	68,206

Total Assets	$5,229,543	$46,784,976	$—	$52,014,519

Liabilities:
Other Financial Instruments*
Interest Rate Swaps	$—	$(16,325)	$—	$(16,325)
Foreign currency exchange contracts - forward contracts	—	(104,250)	—	(104,250)
Financial futures contracts	(116,464)	—	—	(116,464)
Credit default swaps	—	(450,108)	—	(450,108)

Total Liabilities	$(116,464)	$(570,683)	$—	$(687,147)

*Other financial instruments are instruments shown on the Schedule of Portfolio Investments, such as futures contracts, swaps and foreign currency contracts which are valued at fair value.

	BlueBay High Yield Bond Fund
	Common Stocks	Corporate Bonds– (Australia)

Balance as of 9/30/22(value)	$2,783	$231,956
Change in unrealized appreciation (depreciation)	(2,782)	(155,941)

Balance as of 9/30/23(value)	$1	$76,015

The Funds’ assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. The significant unobservable inputs used include assumptions regarding the particular security’s cash flow profile and potential defaults that may not be generally observable for the security. The Common Stock in High Yield Bond Fund were fair valued using a discounted cash flow model based on unobservable inputs that include estimated cash flows, implied credit spread and discount rate (weighted average cost of capital). The Corporate Bonds in High Yield Bond Fund were fair valued using discounted cash flows. Significant changes in any of these assumptions may result in a lower or higher fair value measurement.

NOTES TO FINANCIAL STATEMENTS

Quantitative Information about Level 3 Fair Value Measurements
	Fund	Fair Value at September 30, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Corporate Bonds (Australia)	High Yield Bond Fund	$76,015	Discounted Cash Flow	Discount Rate of Cash Flows	12.1% —22.3% (18.1%)
				Liquidity Discount	5.0% —7.5% (5.3%)
Common Stocks	High Yield Bond Fund	$ 1	Discounted Cash Flow	Discount Rate of Cash Flows	19.4% —30.0% (23.3%)
				Liquidity Discount	10%

Foreign Currency Transactions:

The values of foreign securities, foreign currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from movements in currency exchange rates are recorded as unrealized foreign currency gains or losses. The effects of changes in foreign currency exchange rates on investments in securities are not segregated from the effects of changes in market prices of those securities on the Statements of Operations. Such fluctuations are included with the net change in unrealized appreciation/depreciation on investment transactions. However, for tax purposes, the effects of fluctuations in foreign currency exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations are segregated pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Bank Loans:

A Fund may invest in fixed and floating rate loans from one or more financial institutions (“lender(s)”) to a borrower by way of: (i) assignment/transfer of; or (ii) participation in the whole or part of the loan amount outstanding. In both instances, assignments or participations of such loans must be capable of being freely traded and transferred between investors in the loans. Participations typically will result in a Fund having a contractual relationship only with a lender as grantor of the participation but not with the borrower. A Fund acquires a participation interest only if the lender(s) positioned between the Fund and the borrower is determined by the Sub-Advisor to be creditworthy. When purchasing loan participations, a Fund assumes the economic risk associated with the corporate borrower and the credit risk associated with an interposed bank or other financial intermediary. Loan assignments typically involve a transfer of debt from a lender to a third party. When purchasing loan assignments, a Fund assumes the credit risk associated with the corporate borrower only.

Such loans may be secured or unsecured. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation. In addition, investments in loans through a direct assignment include the risk that if a loan is terminated, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

A loan is often administered by an agent bank acting as agent for all holders. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

NOTES TO FINANCIAL STATEMENTS

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations.

As of September 30, 2023, Core Plus Bond Fund and Strategic Income Fund held bank loans.

Payment-in-Kind Securities:

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

For the year ended September 30, 2023, the total in-kind payments received by the High Yield Bond Fund with respect to PIKs constituted less than 5% of the Fund’s total income and, therefore, such payments were not disclosed as a separate line item on the Statement of Operations.

Derivatives:

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities as tools in the management of portfolio assets. A Fund may use such derivatives through either the creation of long or short positions to hedge various investments, for investment purposes, for risk management and/or to increase income or gain to the Fund. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk and foreign currency exchange risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

In addition to the risks associated with derivatives in general, the Funds will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which a Fund and a swap counterparty enter as principals, a Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. Each Fund will segregate or earmark liquid assets in an amount sufficient to cover its obligations under swap agreements.

NOTES TO FINANCIAL STATEMENTS

Financial Futures Contracts:

The Funds may enter into futures contracts in an effort to manage the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

The Funds entered into U.S. Treasury Bond futures, Japanese treasury bond futures, Euro Dollar futures and Euro-Bund futures during the year ended September 30, 2023.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Open futures contracts are shown on the Schedules of Portfolio Investments. Underlying collateral pledged for open futures contracts is the cash at brokers for financial futures contracts shown on the Statements of Assets and Liabilities at September 30, 2023.

Options:

The Funds may write (or sell) put and call options on the securities that the Funds are authorized to buy or already hold in their portfolio. The Funds may also purchase put and call options.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears the market risk of an unfavorable change in the price of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security at a price different from the current market value.

A Fund may execute transactions in both listed (exchange-traded) and OTC options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain OTC options may expose a Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the OTC option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized gain of the contract (as writer).

NOTES TO FINANCIAL STATEMENTS

Forward Foreign Currency Exchange Contracts:

The Funds enter into forward foreign currency contracts (“Forward”) to hedge their exposure to changes in foreign currency exchange rates on foreign portfolio holdings (foreign currency exchange risk). In addition, certain Funds may use a Forward to provide exposure to the foreign currency market. A Forward is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. A Forward is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation until the contract settlement date.

The market value of the Forward is determined using the forward rate for the remainder of the outstanding period of the contract, through the delivery date. When a Forward is closed or settled, the Funds record a realized gain or loss equal to the fluctuation in rates during the period a Forward was open.

In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or seller, is the unrealized gain of the contract.

Details of Forward contracts at period end are included in the Schedules of Portfolio Investments under the caption “Foreign currency exchange contracts.”

Swap Agreements:

The Funds may enter into swap agreements, which are agreements involving two parties to exchange the return generated by a security, currency, commodity, interest rate, index, or other measures for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. The Funds entered into interest rate, credit default and other swap agreements as of September 30, 2023.

Interest rate swap agreements generally involve the agreement by a Fund to pay a counterparty a fixed or floating rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity.

The Funds enter into cross-currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/or interest rate risk). Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a writedown, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional

NOTES TO FINANCIAL STATEMENTS

amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Total return swap agreements involve the commitments to pay or receive an amount generally determined by reference to a security, index or other measure in exchange for a specific market linked return, based on notional amounts. To the extent that the total return of the security, index or other measure underlying the transaction exceeds or falls short of the offsetting interest rate-based obligation, the Funds receive or make a payment to the counterparty. Interim payments and payments received or made by a Fund at the expiration or other termination of the swap agreements are recorded in the Statement of Operations as realized gains or losses, respectively. Swap agreements are marked-to-market daily based on dealer-supplied valuations, and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation/ (depreciation). Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Schedules of Portfolio Investments under the captions “Interest rate swaps” and “Credit default swaps”.

Fair Values of Derivative Financial Instrument as of September 30, 2023(1)
Statement of Assets and Liabilities Location
Asset Derivatives
	BlueBay Emerging Market Debt Fund	BlueBay High Yield Bond Fund	BlueBay Core Plus Bond Fund	BlueBay Strategic Income Fund
Credit Risk:
Credit default swaps, at value	$45,539	$236,522	$—	$—
Interest Rate Risk:
Unrealized appreciation on interest rate swaps contracts	—	—	36,397	68,206
Unrealized appreciation on futures contracts	12,292	—	190,474	635,105
Foreign currency exchange risk:
Unrealized appreciation on forward foreign currency exchange contracts	276,957	56,756	329,495	367,890

Total	$334,788	$293,278	$556,366	$1,071,201

Liability Derivatives
	BlueBay Emerging Market Debt Fund	BlueBay High Yield Bond Fund	BlueBay Core Plus Bond Fund	BlueBay Strategic Income Fund
Credit Risk:
Credit default swaps, at value	$107,767	$—	$297,185	$450,108
Interest Rate Risk:
Unrealized depreciation on interest rate swaps	—	—	13,564	16,325

NOTES TO FINANCIAL STATEMENTS

Liability Derivatives
	BlueBay Emerging Market Debt Fund	BlueBay High Yield Bond Fund	BlueBay Core Plus Bond Fund	BlueBay Strategic Income Fund
Unrealized depreciation on futures contracts	$9,399	$172,475	$224,988	$116,464
Foreign currency exchange risk:
Unrealized depreciation on forward foreign currency exchange contracts	115,931	—	91,114	104,250

Total	$233,097	$172,475	$626,851	$687,147

The effect of derivative instruments on the Statement of Operations during the year ended September 30, 2023 is as follows:

Derivative Instruments Categorized by Risk Exposure	BlueBay Emerging Market Debt Fund	BlueBay High Yield Bond Fund	BlueBay Core Plus Bond Fund	BlueBay Strategic Income Fund
Net realized Gain/(Loss) From:
Credit Risk:
Credit default swaps	$(130,235)	$1,021,485	$(496,382)	$(902,917)
Interest Rate Risk:
Interest rate swaps	—	—	180,059	1,769,219
Financial futures contracts	103,007	(730,074)	(395,823)	1,679,815
Foreign currency exchange risk:
Forward foreign currency exchange contracts	(163,276)	14,431	(326,864)	(354,440)

Total	$(190,504)	$305,842	$(1,039,010)	$2,191,677

Derivative Instruments Categorized by Risk Exposure	BlueBay Emerging Market Debt Fund	BlueBay High Yield Bond Fund	BlueBay Core Plus Bond Fund	BlueBay Strategic Income Fund
Net Change in Unrealized Appreciation/(Depreciation) From:
Credit Risk:
Credit default swaps	$(107,544)	$8,537	$60,640	$102,380
Interest Rate Risk:
Interest rate swaps	—	—	(107,658)	(1,704,828)
Financial futures contracts	(61,712)	(172,475)	169,984	(26,521)
Foreign currency exchange risk:
Forward foreign currency exchange contracts	130,779	(137,478)	171,399	202,395

Total	$(38,477)	$(301,416)	$294,365	$(1,426,574)

(1)	Not considered to be hedging instruments for accounting disclosure purposes.

NOTES TO FINANCIAL STATEMENTS

For the year ended September 30, 2023, the average volume of derivative activities based on ending quarterly outstanding amounts are as follows:

	BlueBay Emerging Market Debt Fund	BlueBay High Yield Bond Fund	BlueBay Core Plus Bond Fund	BlueBay Strategic Income Fund
Futures long position (contracts)	4	119	115	79
Futures short position (contracts)	12	—	78	245
Forward foreign currency exchange contracts purchased (U.S. dollar amounts)	$4,784,218	$2,800,879	$4,661,378	$5,136,274
Forward foreign currency exchange contracts sold (U.S. dollar amounts)	2,769,984	872,483	1,711,076	1,771,425
Forward foreign currency exchange contracts Purchased in non-U.S. dollars (U.S. dollar equivalent)	726,634	—	1,966,083	2,264,701
Purchased options (Cost $)	782	—	—	—
Interest rate swaps (Notional Amount in U.S. Dollars)	—	—	5,234,464	11,096,099
Credit default swaps (Notional Amount in U.S. Dollars)	5,776,049	8,662,250	18,068,000	31,642,000

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. A Fund’s maximum risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

For foreign currency exchange contracts, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts, or if the foreign currency rates change unfavorably.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. For OTC purchased options, the Funds bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Written options by the Funds do not give rise to counterparty credit risk, as written options obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

With exchange-traded purchased options and futures and centrally cleared swaps, the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

NOTES TO FINANCIAL STATEMENTS

In order to better define its contractual rights and to secure rights that will help the Funds mitigate its counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash due to broker for options contracts, cash at broker for financial futures contracts and segregated cash and foreign currency for options contracts and swap contracts and cash received as payable to broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Portfolio Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of a Fund and any additional required collateral is delivered to/pledged by a Fund on the next business day. Typically, a Fund and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

NOTES TO FINANCIAL STATEMENTS

Emerging Market Debt Fund

	Citibank N.A.	HSBC Bank Plc	Barclays Bank plc	Morgan Stanley & Co LLC	Total
Assets:
Forward Currency Exchange Contracts	$263,292	$13,665	$—	$—	$276,957
Swaps	2,320	—	33,542	9,677	45,539

Total Assets	265,612	13,665	33,542	9,677	322,496

Liabilities:
Forward Currency Exchange Contracts	111,090	4,841	—	—	115,931
Swaps	12,012	—	40,549	55,206	107,767

Total Liabilities	123,102	4,841	40,549	55,206	223,698

Total Financial and Derivative Net Assets[1]	142,510	8,824	(7,007)	(45,529)	98,798
Total Collateral (Received) Pledged[2]	—	—	—	45,529	45,529

Net Amount[3]	$142,510	$8,824	$(7,007)	$—	$144,327

High Yield Bond Fund

	Citibank N.A.	Morgan Stanley & Co LLC	Total
Assets:
Forward Currency Exchange Contracts	$56,756	$—	$56,756
Swaps	—	236,522	236,522

Total Assets	56,756	236,522	293,278

Total Financial and Derivative Net Assets[1]	56,756	236,522	293,278

Net Amount[3]	$56,756	$236,522	$293,278

NOTES TO FINANCIAL STATEMENTS

Core Plus Bond Fund

	Citibank N.A.	Morgan Stanley & Co LLC	Total
Assets:
Forward Currency Exchange Contracts	$329,495	$—	$329,495
Swaps	—	36,397	36,397

Total Assets	329,495	36,397	365,892

Liabilities:
Forward Currency Exchange Contracts	91,114	—	91,114
Swaps	—	310,749	310,749

Total Liabilities	91,114	310,749	401,863

Total Financial and Derivative Net Assets[1]	238,381	(274,352)	(35,971)
Total Collateral (Received) Pledged[2]	—	274,352	274,352

Net Amount[3]	$238,381	$—	$238,381

Strategic Income Fund
	Citibank N.A.	Morgan Stanley & Co LLC	Total
Assets:
Forward Currency Exchange Contracts	$367,890	$—	$367,890
Swaps	—	68,206	68,206

Total Assets	367,890	68,206	436,096

Liabilities:
Forward Currency Exchange Contracts	104,250	—	104,250
Swaps	—	466,433	466,433

Total Liabilities	104,250	466,433	570,683

Total Financial and Derivative Net Assets[1]	263,640	(398,227)	(134,587)
Total Collateral (Received) Pledged[2]	—	398,227	398,227

Net Amount[3]	$263,640	$—	$263,640

1 The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

2 Excess of collateral (received) pledged from/to the individual counterparty may not be shown for financial reporting purposes.

3 Net amount represents the net amount receivable (payable) from/to the individual counterparty in the event of default.

Affiliated Investments:

The Funds invest in another Fund of the Trust (an “Affiliated Fund”), RBC BlueBay U.S. Government Money Market Fund-RBC Institutional Class 1, as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund.

As the affiliated investment is a money market fund in which shares are issued and redeemed at $1.00 per share, the number of shares purchased and sold equal the dollar amount shown as purchased and sold, and no gain or loss was realized on the sale of shares of the affiliated money market fund.

NOTES TO FINANCIAL STATEMENTS

	Value September 30, 2022	Purchases	Sales	Value September 30, 2023	Dividends
Investments in RBC BlueBay U.S. Government Money Market Fund—RBC Institutional Class 1
Emerging Market Debt Fund	$2,571,521	$18,982,172	$20,298,166	$1,255,527	$34,053
High Yield Bond Fund	7,884,517	294,175,602	286,639,724	15,420,395	505,206
Core Plus Bond Fund	3,468,902	87,516,119	87,677,577	3,307,444	74,137
Strategic Income Fund	8,444,957	108,723,946	112,574,465	4,594,438	130,048

Credit Enhancement:

Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income net of non-reclaimable withholding taxes is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Indemnifications:

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including the Funds’ servicing agreements, that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared and paid monthly. Capital gain distributions

NOTES TO FINANCIAL STATEMENTS

are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent, they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. Permanent differences include reclassification of foreign currency from capital to ordinary, currency treatment for the accrual of certain foreign denominated swaps and early termination on such swaps, and reclassification of foreign currency options from capital to currency.

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM-US under which RBC GAM-US manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Emerging Market Debt Fund	0.65%
High Yield Bond Fund	0.55%
Core Plus Bond Fund	0.35%
Strategic Income Fund	0.53%

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of the Funds to the following levels pursuant to an expense limitation agreement.

	Class A Annual Rate	Class I Annual Rate	Class R6 Annual Rate
Emerging Market Debt Fund	1.04%	0.79%	0.74%
High Yield Bond Fund	0.82%	0.57%	N/A
Core Plus Bond Fund	0.70%	0.45%	0.40%
Strategic Income Fund	0.88%	0.63%	0.58%

This expense limitation agreement is in place until January 31, 2025 and may not be terminated by RBC GAM-US prior to that date. The agreement shall continue for additional one-year terms unless terminated or revised by the Board at any time or by RBC GAM-US at the expiration of any one-year period. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses waived or reimbursed during any of the previous 3 years, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

The amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 9/30/21	FYE 9/30/22	FYE 9/30/23	Total
Emerging Market Debt Fund	$262,011	$233,671	$283,786	$779,468
High Yield Bond Fund	535,173	704,969	837,648	2,077,790
Core Plus Bond Fund	N/A	304,698	259,043	563,741
Strategic Income Fund	N/A	300,597	254,175	554,772

There was no recoupment of expense reimbursement/waivers during the year. Amounts from years prior to those shown are no longer subject to recoupment

RBC GAM-US may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such program are not subject to recoupment.

NOTES TO FINANCIAL STATEMENTS

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Funds pay to RBC GAM-US indirectly through its investment in an affiliated money market fund. For the period ended September 30, 2023, the amount waived was $1,282, $18,226, $2,728 and $4,867 for the Emerging Market Debt Fund, High Yield Bond Fund, Core Plus Bond Fund and Strategic Income Fund respectively, and is included in expenses waived/reimbursed by Advisory in the Statement of Operations.

Emerging Market Debt Fund and High Yield Bond Fund are sub-advised by RBC GAM-UK a wholly-owned subsidiary of Royal Bank of Canada, which is also the parent company of the Advisor. The Sub-Advisor is paid by the Advisor out of the advisory fee paid by the Funds to the Advisor.

RBC GAM-US serves as co-administrator to the Funds. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services agreement include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services agreement, RBC GAM-US does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by the Funds based in part on the Funds’ average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $84,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

In conjunction with the launch of each of the Funds or additional share classes, the Advisor invested seed capital to provide each Fund or share class with its initial investment assets. The table below shows, as of September 30, 2023, each Fund’s net assets, the shares (if any) of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets
Emerging Market Debt Fund	$38,937,371	1,480	0.0%
Core Plus Bond Fund	$43,777,669	5,224,592	100.0%
Strategic Income Fund	$52,923,126	5,319,177	100.0%

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I and Class R6. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25	%*

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

NOTES TO FINANCIAL STATEMENTS

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended September 30, 2023, there were no fees waived by the Distributor.

The Distributor did not receive any CDSC fees from Class A shares of the Funds during the year ended September 30, 2023.

For the year ended September 30, 2023, the Distributor received commissions of $3,700 for front-end sales charges of Class A shares of the Funds, of which $3,700 was paid to affiliated broker-dealers.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2023 were as follows:

	Purchases (Excl. U.S. Gov’t)	Sales (Excl. U.S. Gov’t)	Purchases of U.S. Gov’t.	Sales of U.S. Gov’t.
Emerging Market Debt Fund	$31,359,653	$25,607,550	$782,750	$2,403,538
High Yield Bond Fund	377,049,597	220,146,185	30,317,541	19,191,780
Core Plus Bond Fund	251,717,207	252,947,091	104,335,569	106,578,082
Strategic Income Fund	291,106,342	288,978,946	22,995,128	19,376,322

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	Emerging Market Debt Fund		High Yield Bond Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$12	$21,622	$1,415,522	$1,434,024
Distributions reinvested	1,644	1,321	197,830	198,485
Cost of shares redeemed	(11,195)	(4,893)	(1,111,918)	(1,720,571)

Change in Class A	$(9,539)	$18,050	$501,434	$(88,062)

Class I
Proceeds from shares issued	$6,458,810	$9,259,514	$287,244,769	$258,126,687
Distributions reinvested	2,319,939	1,717,053	19,634,451	14,628,539
Cost of shares redeemed	(2,258,534)	(17,151)	(140,944,321)	(184,149,944)

Change in Class I	$6,520,215	$10,959,416	$165,934,899	$88,605,282

Class R6
Distributions reinvested	$730	$663	$—	$—

Change in Class R6	$730	$663	$—	$—

Change in net assets resulting from capital transactions	$6,511,406	$10,978,129	$166,436,333	$88,517,220

NOTES TO FINANCIAL STATEMENTS

	Emerging Market Debt Fund		High Yield Bond Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022

SHARE TRANSACTIONS:
Class A
Issued	1	2,378	152,070	139,226
Reinvested	219	158	21,315	19,447
Redeemed	(1,468)	(548)	(120,061)	(168,456)

Change in Class A	(1,248)	1,988	53,324	(9,783)

Class I
Issued	863,992	1,112,751	30,505,012	25,401,490
Reinvested	301,566	201,064	2,092,577	1,433,918
Redeemed	(311,654)	(2,061)	(14,970,602)	(18,490,960)

Change in Class I	853,904	1,311,754	17,626,987	8,344,448

Class R6
Reinvested	95	76	—	—

Change in Class R6	95	76	—	—

Change in shares resulting from capital transactions	852,751	1,313,818	17,680,311	8,334,665

	Core Plus Bond Fund		Strategic Income Fund
	For the Year Ended September 30, 2023	For the Period Ended September 30, 2022(a)	For the Year Ended September 30, 2023	For the Period Ended September 30, 2022(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$5,000,000	$—	$5,000,000
Distributions reinvested	100,947	75,065	217,745	66,020

Change in Class A	$100,947	$5,075,065	$217,745	$5,066,020

Class I
Proceeds from shares issued	$—	$35,000,000	$—	$35,000,000
Distributions reinvested	777,143	588,490	1,616,186	531,813

Change in Class I	$777,143	$35,588,490	$1,616,186	$35,531,813

Class R6
Proceeds from shares issued	$—	$10,000,000	$—	$10,000,000
Distributions reinvested	226,512	171,927	467,015	155,930

Change in Class R6	$226,512	$10,171,927	$467,015	$10,155,930

Change in net assets resulting from capital transactions	$1,104,602	$50,835,482	$2,300,946	$50,753,763

NOTES TO FINANCIAL STATEMENTS

	Core Plus Bond Fund		Strategic Income Fund
	For the Year Ended September 30, 2023	For the Period Ended September 30, 2022(a)	For the Year Ended September 30, 2023	For the Period Ended September 30, 2022(a)

SHARE TRANSACTIONS:
Class A
Issued	—	500,000	—	500,000
Reinvested	12,051	8,371	22,894	6,790

Change in Class A	12,051	508,371	22,894	506,790

Class I
Issued	—	3,500,000	—	3,500,000
Reinvested	92,623	65,434	169,769	54,656

Change in Class I	92,623	3,565,434	169,769	3,554,656

Class R6
Issued	—	1,000,000	—	1,000,000
Reinvested	27,006	19,107	49,045	16,024

Change in Class R6	27,006	1,019,107	49,045	1,016,024

Change in shares resulting from capital transactions	131,680	5,092,912	241,708	5,077,470

(a) For the period from November 1, 2021 (commencement of operations) through September 30, 2022.

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last three tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of September 30, 2023, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Market Debt Fund	$42,758,231	$684,163	$(5,686,764)	$(5,002,601)
High Yield Bond Fund	472,221,925	1,166,160	(20,465,328)	(19,299,168)
Core Plus Bond Fund	52,153,457	306,869	(3,146,551)	(2,839,682)
Strategic Income Fund	54,407,726	322,351	(2,889,998)	(2,567,647)

NOTES TO FINANCIAL STATEMENTS

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, currency straddle losses, significant debt modifications and mark to market on derivatives.

The tax character of distributions during the year ended September 30, 2023 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emerging Market Debt Fund	$2,354,279	$—	$2,354,279	$2,354,279
High Yield Bond Fund	21,874,221	—	21,874,221	21,874,221
Core Plus Bond Fund	1,104,602	—	1,104,602	1,104,602
Strategic Income Fund	1,303,132	997,815	2,300,947	2,300,947

The tax character of distributions during the year ended September 30, 2022 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emerging Market Debt Fund	$1,721,294	$—	$1,721,294	$1,721,294
High Yield Bond Fund	15,858,016	612,456	16,470,472	16,470,472
Core Plus Bond Fund	835,482	—	835,482	835,482
Strategic Income Fund	753,763	—	753,763	753,763

As of September 30, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

	BlueBay Emerging Market Debt Fund	BlueBay High Yield Bond Fund	BlueBay Core Plus Bond Fund	BlueBay Strategic Income Fund
Undistributed ordinary income	$714,428	$4,009,588	$942,285	$1,506,599
Undistributed long term gain	—	—	—	977,311

Accumulated earnings	714,428	4,009,588	942,285	2,483,910
Accumulated capital loss carryforwards	(8,702,642)	(22,478,292)	(6,224,005)	—
Unrealized depreciation	(5,002,601)	(19,299,168)	(2,839,682)	(2,567,647)

Total Accumulated Losses	$(12,990,815)	$(37,767,872)	$(8,121,402)	$(83,737)

As of September 30, 2023, the Emerging Market Debt Fund, the High Yield Bond Fund, and the Core Plus Bond Fund had short-term capital loss carryforwards of $6,292,737, $9,282,856 and $3,711,925 and long-term capital loss carryforwards of $2,409,905, $13,195,436 and $2,512,080 respectively, available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character.

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

NOTES TO FINANCIAL STATEMENTS

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Prior to June 11, 2021, each Fund charged a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase. In addition, the Trust may limit the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee was deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee was not charged in cases where, for example, the redemption resulted from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

9. Commitments:

High Yield Bond Fund may invest in floating rate loan interests. In connection with these investments, High Yield Bond Fund may also enter into bridge loan commitments (“commitments”). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. As of September 30, 2023, High Yield Bond Fund had no outstanding commitments. In connection with these commitments, High Yield Bond Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period.

10. Line of Credit

The Funds are participants in a single uncommitted, unsecured $50,000,000 line of credit with The Bank of New York Mellon, the Funds’ custodian, to be used to fund shareholder redemption requests and for other short-term temporary or emergency general business purposes. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate per annum. Since each Fund participates in the line of credit, there is no assurance that an individual fund will have access to all or any part of the $50,000,000 at any particular time. During the year ended September 30, 2023, none of the Funds borrowed under the line of credit.

11. Significant Risks

Shareholder concentration risk:

As of September 30, 2023, the Funds had broker-dealer omnibus accounts which each owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
High Yield Bond Fund	2	45.3%

In addition, three unaffiliated shareholders in aggregate owned 92.0% of the Emerging Market Debt Fund as of September 30, 2023. Significant transactions by these shareholders may impact the Funds’ performance.

Market risk:

One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the

NOTES TO FINANCIAL STATEMENTS

performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

Interest Rate Risk:

A Fund’s yield and value will fluctuate as the general level of interest rates change. During periods when interest rates are low, a Fund’s yield may also be low. When interest rates increase, securities held by a Fund will generally decline in value. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand. Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. A Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Credit Spread Risk:

A Fund’s investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived (whether by market participants, rating agencies, pricing services or otherwise) deterioration to their credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads and a decline in price of the issuer’s securities.

Currency Risk:

Changes in foreign currency exchange rates will affect the value of a Fund’s securities and the price of a Fund’s shares. Generally, when the value of the U.S. Dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investment denominated in that currency. Currency markets generally are not as regulated as securities markets.

12. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that, other than as noted below, there were no subsequent events requiring recognition or disclosure in the financial statements.

Following the period end, unaffiliated shareholders of the RBC Bluebay Emerging Market Debt Fund purchased $33,461,569 which represented 85.9% of the Fund’s net assets as of September 30, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC BlueBay Emerging Market Debt Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Core Plus Bond Fund, and RBC BlueBay Strategic Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (four of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

RBC BlueBay Emerging Market Debt Fund (1)

RBC BlueBay High Yield Bond Fund (1)

RBC BlueBay Core Plus Bond Fund (2)

RBC BlueBay Strategic Income Fund (2)

(1) Statement of operations for the year ended September 30, 2023 and the statement of changes in net assets for the years ended September 30, 2023 and 2022

(2) Statement of operations for the year ended September 30, 2023, and the statement of changes in net assets for the year ended September 30, 2023 and period November 1, 2021 (commencement of operations) through September 30, 2022

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 21, 2023

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended September 30, 2023, the following Funds had a qualified dividend income percentage of:

Qualified Dividend Income
Emerging Market Debt Fund	0.41%
High Yield Bond Fund	0.10%
Core Plus Bond Fund	1.36%
Strategic Income Fund	3.44%

For the year ended September 30, 2023, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Emerging Market Debt Fund	88.04%
High Yield Bond Fund	99.12%
Core Plus Bond Fund	83.45%
Strategic Income Fund	80.98%

For the year ended September 30, 2023, the following Funds had a qualified short term gains percentage of :

Qualified Short-Term Gains
Strategic Income Fund	21.67%

For the year ended September 30, 2023, the following Funds had a qualified foreign source income percentage of:

Pursuant to Internal Revenue Code Section 852(b)(3), the Strategic Income Fund reported $1,076,906, respectively, as long-term capital gain distributions for the year ended September 30, 2023.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to 2018 and 2019 to present)

Leslie H. Garner Jr. (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to 2023); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Phillip G. Goff (59)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2020

Principal Occupation(s) During Past 5 Years: Senior Vice President/Corporate Controller and Funds Treasurer, TIAA (2006 - 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to 2020); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (74)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Retired. Independent Consultant (2020 to present); Vice President and Treasurer, Hall Family Foundation (1988 to 2020); Chief Investment Officer, Chinquapin Trust Company (1999 to 2020)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward, CFA (70)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Brookdale Senior Living Inc. (2008 to 2019)

Christie Zarkovich (49)

Position, Term of Office and Length of Time Served with the Trust: Trustee since March 2023

Principal Occupation(s) During Past 5 Years: Chief Administrative, Financial and Investment Officer, Health Forward Foundation (2021 to present); Investment Director, Chinquapin Trust Company (2019 to 2021); Head of Mission-Related Investing Research, Cambridge Associates (2018 to 2019)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Interested Trustees(1)(2)(3)

David Eikenberg (54)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since October 2022

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc. (2018 to present); Vice President, T. Rowe Price (2010 to 2018)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

David Eikenberg (54)(5)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since October 2022

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc. (2018 to present); Vice President, T. Rowe Price (2010 to 2018)

Kathleen A. Hegna (56)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Head, Fund Operations (US), RBC Global Asset Management (U.S.) Inc. (September 2022 to present); Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to September 2022)

Christina M. Weber (55)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017)

Jodi DeFeyter (52)

Position, Term of Office and Length of Time Served with the Trust: Assistant Secretary since October 2022

Principal Occupation(s) During Past 5 Years: Director, Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2012 to present)

Tara Tilbury (49)

Position, Term of Office and Length of Time Served with the Trust: Assistant Secretary since October 2022

Principal Occupation(s) During Past 5 Years: Managing Counsel, RBC Global Asset Management (U.S.) Inc. (2018 to present); Vice President and Chief Counsel – Asset Management, Ameriprise Financial, Inc. (2105 to 2018)

(1)

The address of each Trustee/Officer except David Eikenberg is 50 South Sixth Street, Suite 2350,Minneapolis, Minnesota 55402. The address of David Eikenberg is 225 Franklin Street, Boston, Massachusetts 02110.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

MANAGEMENT (UNAUDITED)

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	David Eikenberg has been determined to be an interested Trustee by virtue of his position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class A, Class I and Class R6 shares.

Class A

Class A shares are available in all Funds. This share class is available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 4.25% (3.75% for the Core Plus Bond Fund and Strategic Income Fund) and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are available in all Funds. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in Emerging Market Debt Fund, Core Plus Bond Fund and Strategic Income Fund. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023 through September 30, 2023.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Expenses Paid During Period1 4/1/23–9/30/23	Annualized Expense Ratio During Period 4/1/23–9/30/23
Emerging Market Debt Fund
	Class A	$1,000.00	$1,016.50	$5.21	1.03%
	Class I	1,000.00	1,017.40	3.94	0.78%
	Class R6	1,000.00	1,017.50	3.69	0.73%
High Yield Bond Fund
	Class A	1,000.00	1,020.00	4.05	0.80%
	Class I	1,000.00	1,021.00	2.84	0.56%
Core Plus Bond Fund
	Class A	1,000.00	984.40	3.43	0.69%
	Class I	1,000.00	986.00	2.19	0.44%
	Class R6	1,000.00	986.30	1.94	0.39%
Strategic Income Fund
	Class A	1,000.00	1,047.20	4.41	0.86%
	Class I	1,000.00	1,047.80	3.13	0.61%
	Class R6	1,000.00	1,048.10	2.88	0.56%

1Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Expenses Paid During Period1 4/1/23-9/30/23	Annualized Expense Ratio During Period 4/1/23-9/30/23
Emerging Market Debt Fund
	Class A	$1,000.00	$1,019.90	$5.22	1.03%
	Class I	1,000.00	1,021.16	3.95	0.78%
	Class R6	1,000.00	1,021.41	3.70	0.73%
High Yield Bond Fund
	Class A	1,000.00	1,021.06	4.05	0.80%
	Class I	1,000.00	1,022.26	2.84	0.56%
Core Plus Bond Fund
	Class A	1,000.00	1,021.61	3.50	0.69%
	Class I	1,000.00	1,022.86	2.23	0.44%
	Class R6	1,000.00	1,023.11	1.98	0.39%
Strategic Income Fund
	Class A	1,000.00	1,020.76	4.36	0.86%
	Class I	1,000.00	1,022.01	3.09	0.61%
	Class R6	1,000.00	1,022.26	2.84	0.56%

1Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory and Sub-Advisory Agreements

In September 2023, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and, for the RBC BlueBay Emerging Market Debt Fund and RBC BlueBay High Yield Bond Fund, the services provided by RBC Global Asset Management (UK) Limited (the “Sub-Advisor”), and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreements with the Advisor and sub-advisory agreements with the Sub-Advisor (the investment advisory and sub-advisory agreements, collectively, being the “Agreements”) for each Fund for an additional year.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor and Sub-Advisor; the staffing and qualifications of the personnel responsible for operating and managing the Funds; and the Funds’ performance, fees, and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year; information presented at both a special meeting held to review requested material related to the proposed renewals and a regular meeting at which the proposed renewals were considered; and their experience with the portfolio management teams over the years. The information included material provided by the Advisor and Sub-Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc., an independent statistical compilation company, providing comparative fee and expense information and comparative performance information for the Funds vs. funds in the same category and funds in more tailored peer groups. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management and investment teams, as well as senior investment professionals from the Sub-Advisor, to discuss the information and the ongoing management of the Funds. The Trustees reviewed the nature and quality of the services provided to the Funds by the Advisor and Sub-Advisor, including information as to each Fund’s performance relative to appropriate index benchmarks as well as their respective Morningstar categories and peer groups, including in the case of the RBC BlueBay Strategic Income Fund, a custom peer group more aligned with that fund’s specific investment strategy. The Board noted that each of the RBC BlueBay Core Plus Bond Fund and RBC BlueBay Strategic Income Fund had not yet completed three full years of operations, but for the trailing one year, each had outperformed its benchmark and showed performance in the top quartile of its category and, for the RBC BlueBay Strategic Income Fund, toward the top of its custom peer group. The other two Funds showed performance in the top half of both their category and peer groups for each of the one-, three- and five-year periods.

In considering the nature and quality of services provided to the Funds, the Trustees discussed the Sub-Advisor’s strong research, credit, and fundamental analysis capabilities and specialized expertise in the area of emerging market debt instruments and absolute return strategies. The Trustees also considered the extensive portfolio management experience of the Sub-Advisor’s staff as well as the Advisor’s and Sub-Advisor’s operational and compliance structure and systems, and the Advisor’s expertise in coordinating the investment management and related operations of the Funds. The Trustees continued to have confidence in the Advisor and Sub-Advisor and were satisfied with the nature, extent, and quality of the advisory and other services provided to the Funds.

The Trustees reviewed advisory fee and expense information for each Fund compared to similarly situated funds, including information regarding other client accounts advised or sub-advised by the Advisor with similar investment strategies and the reasons for any differences in fees. The Trustees considered, and viewed favorably, the arrangements to subsidize Fund expenses at competitive levels through expense limitation agreements with the Adviser. The Trustees evaluated profitability data for the Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds, including any fall-out benefits. The Trustees noted that the advisory fees and expense ratios appeared to be fair and reasonable in light of the level and quality of the services provided under all the circumstances and were within the range of what might have been negotiated at arms’ length.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Based upon their review, the Trustees concluded that the nature and quality of the services provided by both the Advisor and Sub-Advisor were of a high quality and it is in the interests of the Funds and their shareholders for the Trustees to approve the Agreement and expense limitation arrangement for each Fund for an additional year. In arriving at their collective decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.com

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2023.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

This product is made of material from well-managed FSC®-certified forests,

recycled materials, and other controlled sources.

RBCF-BB AR 09-23

Annual Report For the year ended September 30, 2023 RBC SMID Cap Growth Fund RBC Enterprise Fund RBC Small Cap Core Fund RBC Microcap Value Fund RBC Small Cap Value Fund

	RBC Funds
About your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

	The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

	We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.com.

	A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.com; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

	Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the SEC on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling the Funds at 1-800-422-2766.

A schedule of each Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the Commission’s website at http://www.sec.gov and on the Funds’ website at www.dfinview.com/usrbcgam. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

Table of	Letter from the Portfolio Managers	1
Contents	Portfolio Managers	3
	Performance Summary (Unaudited)	5
	Management Discussion and Analysis (Unaudited)
	RBC SMID Cap Growth Fund	8
	RBC Enterprise Fund	10
	RBC Small Cap Core Fund	12
	RBC Microcap Value Fund	14
	RBC Small Cap Value Fund	16
	Schedules of Portfolio Investments	18
	Financial Statements
	- Statements of Assets and Liabilities	42
	- Statements of Operations	46
	- Statements of Changes in Net Assets	48
	Financial Highlights	53
	Notes to Financial Statements	64
	Report of Independent Registered Public Accounting Firm	78
	Other Federal Income Tax Information (Unaudited)	79
	Management (Unaudited)	81
	Share Class Information (Unaudited)	85
	Supplemental Information (Unaudited)	86
	Approval of Investment Advisory Agreements (Unaudited)	88

LETTER FROM THE PORTFOLIO MANAGERS

Following a challenging 2022 for equity investors, stock markets have rebounded somewhat this year with the S&P 500
Index’s posting gains of just under 20% through September 2023. This was driven primarily by mega capitalization technology stocks (the “Magnificent 7”) as evidenced by the Nasdaq 100 Index’s delivering 34% returns. However, returns for smaller companies have been more muted with the Russell 2000 Index’s eking out gains of around 9%. As such, the year-to-date performance of the S&P 500 is masking the fact that underlying market breadth has been poor—often an indication that the economy is struggling or set to weaken. The Fund family’s broad emphasis on quality stocks has been beneficial, helping to drive broad-based positive and absolute returns for investors.

Despite the U.S. economy’s proving more resilient than many feared, investors remain concerned about the Federal Reserve’s
(the “Fed’s”) higher for longer interest rate policy, the negative economic lag effects of such policy, and if this will push the
U.S. economy into some sort of near-term recession. With uncertainly over near-term economic growth, many companies are reducing discretionary spending levels and looking for ways to reduce their cost structure, and consumer concerns regarding the erosion of their purchasing power remain elevated, causing targeted spending reductions in goods or services which are not necessities. This more cautious spending environment is spilling over into earnings reductions for many companies.

Earnings reports for our portfolio companies are mixed but positive overall. We are seeing strength in companies participating in infrastructure spending, factory automation, and energy exploration. We also note that rising interest rates have caused some companies to show large year-over-year increases in interest expense, which are putting pressure on earnings per share. The companies in which we invest tend to hold less debt, so our companies are not overly impacted by this higher rate environment.

As we look ahead to the remainder of 2023 and into 2024, the near-term outlook remains highly uncertain. Given the lag effect of rising interest rates, economic activity and corporate earnings may come under some near-term pressure. However, as we extend our time horizon, levels of optimism rise accordingly. With small cap valuations looking increasingly more attractive and if inflationary headwinds continue to abate, equity markets are in position to potentially provide solid returns over a multi-year time horizon. Portfolio managers able to successfully identify companies with strong and durable business models that are run by experienced and capable management teams who can capitalize on future growth opportunities will be well positioned to deliver attractive risk adjusted returns.

As always, thank you for your continued confidence and trust in the RBC Funds.

Sincerely,

Lance F. James

Senior Equity Portfolio Manager, U.S. Equities Core & Value

RBC Global Asset Management (U.S) Inc.

Kenneth A. Tyszko, CPA, CFA

Managing Director & Senior Portfolio Manager, U.S. Equities Growth

RBC Global Asset Management (U.S.) Inc.

The information provided herein represents the opinions of the Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

1

LETTER FROM THE PORTFOLIO MANAGERS

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

The S&P 500 Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and covers approximately 80% of available market capitalization.

The Nasdaq 100 Index is a large capitalization growth index comprising 100-plus of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization.

The Russell 2000 Index measures the performance of the small capitalization segment of the U.S. equity market. It comprises approximately 2,000 small capitalization companies in the Russell 3000 Index.

Indexes are unmanaged and it is not possible to invest directly in an index.

2

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) serves as the investment advisor to the RBC Funds. RBC GAM-US employs a team approach to the management of the Funds, with no individual team member being solely responsible for the investment decisions.

Lance James

Senior Portfolio Manager

Lance is Senior Equity Portfolio Manager, U.S. Equities Core and Value at RBC GAM-US and is responsible for portfolio management of the Small Cap Core Fund, Enterprise Fund, Microcap Value Fund and Small Cap Value Fund. He also conducts research for these strategies. Before joining the organization in 2006, Lance was a portfolio manager and research analyst for two large American asset management firms. During his tenure with these firms, he served as head of their small/mid cap value team. Lance began his career in the investment industry in 1980.

Lance James

Kenneth Tyszko, CFA

Managing Director and Senior Portfolio Manager

Ken is a senior portfolio manager and head of the U.S. Small and Mid-Cap Growth Team at RBC GAM-US and responsible for management of the SMID Cap Growth Fund. In this role, he provides fundamental research and portfolio management for small, SMID and mid cap growth strategies. Prior to joining the organization in 2001, Ken served as a portfolio manager for several U.S.-based asset management companies. His background also includes experience at an international accounting and consulting firm. Ken has been a guest on Bloomberg Television, Bloomberg Radio, CNBC and WebFN. He joined the investment industry in 1984.

Kenneth Tyszko, CFA

Rich Drage, CFA

Portfolio Manager

Rich is a member of RBC GAM-US’s U.S. Small and Mid-Cap Growth Team and is a portfolio manager for SMID Cap Growth Fund. In this role, he provides fundamental research and portfolio management for the firm’s small, SMID and mid cap growth strategies in the U.S. Rich joined the organization in 2009 from a global quantitative trading firm, where he was a senior research analyst. Before that, he worked as a senior equity analyst for a private investment management firm. Rich’s previous experience also includes various research and portfolio management responsibilities at several different investment management firms based in the U.S. He began his career in the investment industry in 1994.

Richard Drage, CFA

3

PORTFOLIO MANAGERS

Murphy O’Flaherty, CFA

Portfolio Manager

Murphy O’Flaherty is a portfolio manager for the RBC Enterprise Fund and senior equity analyst providing research for the U.S. Microcap Core, Small Cap Core and Small Cap Value investment strategies. Prior to joining RBC GAM-US in 2015, she was executive director at a large global full-service brokerage and investment bank. In that role, she utilized fundamental equity research to advise and make stock recommendations to asset managers employing all major investment strategies within all market capitalizations. Previously, Murphy served in a similar role as director at a large Canadian financial institution. She also worked in equities and fixed income for two separate global financial services companies. Murphy earned a BA from Yale University and MBA from Duke University and has worked in the investment industry since 1995.

4

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	5 Year	10 Year	Net Expense Ratio(a)(b)	Gross Expense Ratio(a)(b)
Average Annual Total Returns as of September 30, 2023 (Unaudited)

RBC SMID Cap Growth Fund(c)
Class A
- Including Max Sales Charge of 5.75%	7.63%	5.64%	8.45%
- At Net Asset Value	14.23%	6.90%	9.09%	1.07%	1.27%
Class I
- At Net Asset Value	14.45%	7.16%	9.36%	0.82%	1.04%
Class R6
- At Net Asset Value	14.54%	7.22%	9.42%	0.77%	18.45%

Russell 2500 Growth Index(e)	10.61%	4.05%	8.37%
RBC Enterprise Fund(d)
Class A
- Including Max Sales Charge of 5.75%	6.17%	0.83%	3.52%
- At Net Asset Value	12.63%	2.03%	4.14%	1.34%	2.03%
Class I
- At Net Asset Value	12.93%	2.28%	4.40%	1.09%	1.28%

Russell Microcap Index(e)	(1.35)%	0.23%	5.25%
RBC Small Cap Core Fund(f)
Class A
- Including Max Sales Charge of 5.75%	11.69%	0.72%	4.18%
- At Net Asset Value	18.47%	1.92%	4.80%	1.16%	1.69%
Class I
- At Net Asset Value	18.75%	2.18%	5.06%	0.91%	1.29%
Class R6
- At Net Asset Value	18.74%	2.17%	5.07%	0.88%	1.45%

Russell 2000 Index(e)	8.93%	2.40%	6.65%
RBC Microcap Value Fund
Class A
- Including Max Sales Charge of 5.75%	5.48%	2.94%	6.04%
- At Net Asset Value	11.89%	4.16%	6.67%	1.35%	1.60%
Class I
- At Net Asset Value	12.12%	4.42%	6.93%	1.10%	1.21%

Russell Microcap
Value Index(e)	(0.70)%	1.78%	6.39%

5

PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	5 Year	Since Inception	Net Expense Ratio(a)(b)	Gross Expense Ratio(b)
Average Annual Total Returns as of September 30, 2023 (Unaudited)

RBC Small Cap Value Fund(g)
Class A
- Including Max Sales Charge of 5.75%	7.14%	0.56%	4.73%
- At Net Asset Value	13.68%	1.76%	5.44%	1.11%	33.12%
Class I
- At Net Asset Value	13.37%	1.90%	5.57%	0.86%	1.23%
Class R6
- At Net Asset Value	14.04%	2.09%	5.72%	0.81%	1.28%

Russell 2000
Value Index(e)	7.84%	2.59%	5.73%

Parentheses indicate negative performance returns.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to the most recent month-end go to www.rbcgam.com. Please see footnotes below.

(a)	The Funds’ expenses are from the Funds’ most recent prospectus dated January 27, 2023. For current expense ratio information, please see the Financial Highlights starting on page 53.

(b)	The advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses at the levels shown in the Funds’ prospectus until January 31, 2025.

(c)

The since inception date (commencement of operations) of the Fund is December 31, 1990 for Class I and Class A shares and November 21, 2016 for Class R6 shares. The performance in the table for the Class R6 shares prior to November 21, 2016 reflects the performance of the Class I shares since the Fund’s inception and has been adjusted to reflect the fees and expenses of Class R6.

(d)	The since inception date (commencement of operations) of the Fund is December 2, 1983. The performance of the index since inception of the Fund is calculated from November 30, 1983.

(e)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but does not include sales fees or operating expenses. You cannot invest directly in indices.

(f)

The since inception date (commencement of operations) of the Fund is August 5, 1991 for Class I and Class A shares and November 21, 2016 for Class R6 shares. The performance in the table for the Class R6 shares prior to November 21, 2016 reflects the performance of the Class I shares since the Fund’s inception and has been adjusted to reflect the fees and expenses of Class R6.

(g)

The since inception date (commencement of operations) of the Fund is December 3, 2014 for Class I shares, November 21, 2016 for Class R6 shares and January 28, 2021 for Class A shares. The performance in the table for the Class R6 shares prior to November 21, 2016 and for Class A shares prior to January 28, 2021 reflects the performance of the Class I shares since the Fund’s inception and has been adjusted to reflect the fees and expenses of Classes R6 and Class A, respectively. The performance of the index since inception of the Fund is calculated from December 3, 2014.

6

PERFORMANCE SUMMARY (UNAUDITED)

The Russell 2500 Growth Index measures the performance of the small and mid capitalization growth segment of the U.S. equity market. It includes those companies with higher price-to-book ratios and higher forecasted growth rates in the Russell 2500™ Index, which comprises the smallest 2,500 companies in the Russell 3000® Index.

The Russell Microcap Index measures the performance of the micro capitalization segment of the U.S. equity market. It comprises the smallest 1,000 companies in the Russell 2000 Index plus 1,000 smaller U.S. equities.

The Russell 2000 Index measures the performance of the small capitalization segment of the U.S. equity market. It comprises approximately 2,000 small capitalization companies in the Russell 3000® Index

The Russell Microcap Value Index measures the performance of the micro capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell Microcap® Index.

The Russell 2000 Value Index measures the performance of the small capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 2000® Index.

You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Mutual Fund investing involves risk. Principal loss is possible.

7

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC SMID Cap Growth Fund

Investment Strategy

The Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of small- and mid-capitalization growth companies that fall within the market capitalization range of the Russell 2500™ Growth Index at the time of investment.

Performance

For the twelve-month period ended September 30, 2023, the Fund had an annualized total return of 14.45% (Class I). That compares to an annualized total return of 10.61% for the Russell 2500 Growth Index, the Fund’s primary benchmark.

Factors That Contributed to Relative Returns	• Security selection in the health care sector • Security selection in the energy sector • Security selection in the financials sector

Factors That Detracted From Relative Returns	• Security selection in the industrials sector • Security selection in the communication services sector • Underweight in the energy sector

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in mid and small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. Growth investing attempts to identify stocks that the Adviser believes will experience rapid earnings growth relative to value or other types of stocks. Therefore, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and, thus, potentially greater declines in value. These risks are more fully described in the prospectus.

The Russell 2500 Growth Index measures the performance of the small and mid capitalization growth segment of the U.S. equity market. It includes those companies with higher price-to-book ratios and higher forecasted growth rates in the Russell 2500 Index, which comprises the smallest 2,500 companies in the Russell 3000 Index. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

8

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC SMID Cap Growth Fund
The Fund seeks long-term capital appreciation.				Investment Objective
Russell 2500 Growth Index				Benchmark

Asset Allocation as of 9/30/23 (% of Fund’s investments) & Top Five GICS sectors (as of 9/30/23) (% of Fund’s net assets)

TechnipFMC Plc Onto Innovation, Inc. Merit Medical Systems, Inc. Kinsale Capital Group, Inc. WEX, Inc. Applied Industrial Technologies, Inc.	3.44% 2.10% 2.07% 2.02% 1.86% 1.85%	Tetra Tech, Inc. SPS Commerce, Inc. Woodward, Inc. ePlus, Inc.	1.84% 1.81% 1.80% 1.77%	Top Ten Holdings (excluding investment companies) (as of 9/30/22) (% of Fund’s net assets)
A listing of all portfolio holdings can be found beginning on page 18

Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial hypothetical investment of $250,000 over 10 year period and is based on Class I shares. The
Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

9

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Enterprise Fund

Investment Strategy

The Fund normally invests primarily in common stocks of companies whose market capitalizations at the time of the Fund’s initial purchase are below the dollar-weighted median market capitalization of companies in the Russell 2000® Index, which are often referred to as “micro-cap” companies.

Performance

For the twelve-month period ended September 30, 2023, the Fund had an annualized total return of 12.93% (Class I). That compares to an annualized total return of -1.35% for the Russell Microcap Index, the Fund’s primary benchmark.

Factors That Contributed to Relative Returns	• Stock selection in the information technology sector • Stock selection in the health care sector • Stock selection in the industrial sector

Factors That Detracted From Relative Returns	• Stock selection in the communication services sector • Stock selection in the financials sector

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and micro capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. These risks are more fully described in the prospectus.

The Russell 2000 Index measures the performance of the small capitalization segment of the U.S. equity market. It comprises approximately 2,000 small capitalization companies in the Russell 3000 Index. The Russell Microcap Index measures the performance of the micro capitalization segment of the U.S. equity market. It comprises the smallest 1,000 companies in the Russell 2000 Index plus 1,000 smaller U.S. equities. You cannot invest directly in an index. Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

10

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Enterprise Fund
The Fund seeks long-term growth of capital.				Investment Objective
Russell Microcap Index				Benchmark

Asset Allocation as of 9/30/23 (% of Fund’s investments) & Top Five GICS sectors (as of 9/30/23) (% of Fund’s net assets)

Super Micro Computer, Inc. iShares Russell Microcap Index Fund Lantheus Holdings, Inc. Ducommun, Inc. Magnolia Oil & Gas Corp.	3.49% 3.41% 3.29% 2.94% 2.38%	iShares Biotechnology ETF Par Pacific Holdings, Inc. Insteel Industries, Inc. Onto Innovation, Inc. Barrett Business Services, Inc.	2.24% 2.23% 2.09% 2.08% 2.05%	Top Ten Holdings (excluding investment companies) (as of 9/30/22) (% of Fund’s net assets)
A listing of all portfolio holdings can be found beginning on page 21

Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial hypothetical investment of $250,000 over 10 year period and is based on Class I shares. The
Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

11

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Small Cap Core Fund

Investment Strategy

The Fund normally invests at least 80% of its assets in common stocks of small companies. The Fund currently considers “small companies” to be those within the market capitalization range of the Russell 2000®Index at the time of initial purchase by the Fund.

Performance

For the twelve-month period ended September 30, 2023, the Fund had an annualized total return of 18.75% (Class I). That compares to an annualized total return of 8.93% for the Russell 2000 Index, the Fund’s primary benchmark.

Factors That Contributed to Relative Returns	• Stock selection in the information technology sector • Stock selection in the industrials sector • Stock selection in the consumer discretionary sector

Factors That Detracted From Relative Returns	• Stock selection in the financials sector. • Stock selection in the communication services sector

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. These risks are more fully described in the prospectus.

The Russell 2000 Index measures the performance of the small capitalization segment of the U.S. equity market. It comprises approximately 2,000 small capitalization companies in the Russell 3000 Index. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

12

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Small Cap Core Fund
The Fund seeks long-term growth of capital.				Investment
Objective
Russell 2000 Index				Benchmark
Asset Allocation as of 9/30/23 (% of Fund’s investments) & Top Five GICS sectors (as of 9/30/23) (% of Fund’s net assets)

Atkore, Inc. Magnolia Oil & Gas Corp. Ducommun, Inc. Compass Diversified Holdings Lantheus Holdings, Inc.	3.75% 3.63% 3.47% 3.27% 3.13%	Super Micro Computer, Inc. Matador Resources Co. Group 1 Automotive, Inc. Barrett Business Services, Inc. CBIZ, Inc.	3.12% 3.05% 2.83% 2.73% 2.50%	Top Ten Holdings (excluding investment companies) (as of 9/30/23) (% of
A listing of all portfolio holdings can be found beginning on page 24				Fund’s net assets)
Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial hypothetical investment of $250,000 over 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

13

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Microcap Value Fund

Investment Strategy

The Fund invests, under normal circumstances, at least 80% of its assets in microcap value stocks. The Fund buys microcap value stocks using a quantitative model. Microcap value stocks combine the characteristics of “microcap stocks” and “value stocks.” The Fund defines “microcap stocks” as stocks of companies that have market capitalization at the time of the Fund’s initial purchase of between $20 million and the market capitalization that marks the point between the 8th and 9th deciles of New York Stock Exchange listed stocks (“upper limit”). The Fund defines “value stocks” primarily as those with low price-to-book characteristics

Performance

For the twelve-month period ended September 30, 2023, the Fund had an annualized total return of 12.12% (Class I). That compares to an annualized total return of -0.70% for the Russell Microcap Value Index, the Fund’s primary benchmark.

Factors That Contributed to Relative Returns	• Underweight in the health care sector • Stock selection in the industrials sector • Stock selection in the financials sector

Factors That Detracted From Relative Returns	• Underweight in the energy sector • Overweight in the consumer staples sector

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and micro capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. These risks are more fully described in the prospectus.

Price to book is a ratio used to compare the market value of a company’s stock to its book value.

The Russell Microcap Value Index measures the performance of the micro capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell Microcap Index, which comprises the smallest 1,000 companies in the Russell 2000 Index plus 1,000 smaller U.S. equities. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

14

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Microcap Value Fund
The Fund seeks long-term growth of capital.				Investment
Objective
Russell Microcap Value Index				Benchmark
Asset Allocation as of 9/30/23 (% of Fund’s investments) & Top Five GICS sectors (as of 9/30/23) (% of Fund’s net assets)
Federal Agricultural Mortgage Corp. Ducommun, Inc. North American Construction Group Ltd. National Western Life Group, Inc. Enova International, Inc.	1.30% 1.19% 1.15% 1.10% 1.04%	Stride, Inc. Miller Industries, Inc. Oil-Dri Corp. of America Ingles Markets, Inc. Beazer Homes USA, Inc.	1.04% 0.96% 0.91% 0.87% 0.86%	Top Ten Holdings (excluding investment companies) (as of 9/30/23) (% of
A listing of all portfolio holdings can be found beginning on page 27				Fund’s net assets)
Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial hypothetical investment of $250,000 over 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

15

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Small Cap Value Fund

Investment Strategy

The Fund normally invests at least 80% of its assets in common stocks of small companies that are considered to be undervalued in relation to earnings, dividends and/or assets. Small companies are defined by the Fund as companies that fall within the market capitalization range of the Russell 2000® Value Index at the time of purchase.

Performance

For the twelve-month period ended September 30, 2023, the Fund had an annualized total return of 13.37%. That compares to an annualized total return of 7.84% for the Russell 2000 Value Index, the Fund’s primary benchmark.

Factors That Contributed to Relative Returns	• Stock selection in the information technology sector • Stock selection in the consumer discretionary sector • Stock selection in the materials sector

Factors That Detracted From Relative Returns	• Stock selection in the financials sector • Stock selection in the health care sector

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. The Fund invests in value stocks, which may not increase in price as anticipated by the Adviser if they fall out of favor with investors or the markets favor faster growing companies. These risks are described more fully in the prospectus.

The Russell 2000 Value Index measures the performance of the small capitalization value segment of the U.S. equity market. It includes those companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 2000 Index, which comprises approximately 2,000 small capitalization companies in the Russell 3000 Index. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

16

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Small Cap Value Fund
The Fund seeks long-term capital appreciation.				Investment
Objective
Russell 2000 Value Index				Benchmark

Asset Allocation as of 9/30/23 (% of Fund’s investments) & Top Five GICS sectors (as of 9/30/23) (% of Fund’s net assets)
Southwest Gas Holdings, Inc. Delek US Holdings, Inc. Magnolia Oil & Gas Corp. Columbus McKinnon Corp. Group 1 Automotive, Inc. Par Pacific Holdings, Inc.	2.94% 2.60% 2.43% 2.36% 2.32% 2.30%	Reinsurance Group of America, Inc. Compass Diversified Holdings Matador Resources Co. Koppers Holdings, Inc.	2.20% 2.20% 2.19% 2.19%	Top Ten Holdings (excluding investment companies) (as of 9/30/23) (% of Fund’s net assets)
A listing of all portfolio holdings can be found beginning on page 39

Growth of $100,000 Initial Investment Since Inception (12/3/14)

The graph reflects an initial hypothetical investment of $100,000 over the period from December 3, 2014 (commencement of operations) to September 30, 2023 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. This chart does not imply any future performance.

17

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund

September 30, 2023

Shares		Value
Common Stocks — 98.21%
Communication Services — 2.99%
10,567	Nexstar Media Group, Inc.	$1,514,991
63,208	PubMatic, Inc., Class A*	764,817
33,020	TechTarget, Inc.*	1,002,487

		3,282,295

Consumer Discretionary — 11.62%
7,840	Burlington Stores, Inc.*	1,060,752
15,619	Columbia Sportswear Co.	1,157,368
14,310	Fox Factory Holding Corp.*	1,417,835
19,879	Gentherm, Inc.*	1,078,634
41,610	G-III Apparel Group Ltd.*	1,036,921
11,336	Installed Building Products, Inc.	1,415,753
12,948	LCI Industries	1,520,354
25,170	Ollie’s Bargain Outlet Holdings, Inc.*	1,942,621
17,790	Planet Fitness, Inc., Class A*	874,912
13,190	Texas Roadhouse, Inc.	1,267,559

		12,772,709

Consumer Staples — 2.99%
6,205	Casey’s General Stores, Inc.	1,684,781
27,131	Performance Food Group Co.*	1,596,931

		3,281,712

Energy — 3.44%
185,830	TechnipFMC Plc	3,779,782

Financials — 7.07%
12,376	FirstCash Holdings, Inc.	1,242,303
6,892	Jack Henry & Associates, Inc.	1,041,657
5,367	Kinsale Capital Group, Inc.	2,222,636
19,830	Stifel Financial Corp.	1,218,355
10,883	WEX, Inc.*	2,046,983

		7,771,934

Health Care — 19.74%
74,390	Avid Bioservices, Inc.*	702,242
20,131	Azenta, Inc.*	1,010,375
23,490	Bio-Techne Corp.	1,598,964
43,950	Certara, Inc.*	639,033
7,650	Charles River Laboratories International, Inc.*	1,499,247
10,680	CONMED Corp.	1,077,078
19,997	Haemonetics Corp.*	1,791,331
15,954	HealthEquity, Inc.*	1,165,440
13,100	Henry Schein, Inc.*	972,675
22,470	Integer Holdings Corp.*	1,762,322
23,255	Integra LifeSciences Holdings Corp.*	888,108
6,700	Medpace Holdings, Inc.*	1,622,271

18

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund (cont.)

September 30, 2023

Shares		Value
32,928	Merit Medical Systems, Inc.*	$2,272,691
72,770	Neogen Corp.*	1,349,156
24,460	Omnicell, Inc.*	1,101,678
9,260	Repligen Corp.*	1,472,433
19,190	STAAR Surgical Co.*	771,054

		21,696,098

Industrials — 20.59%
8,490	AGCO Corp.	1,004,197
29,264	Ameresco, Inc., Class A*	1,128,420
13,153	Applied Industrial Technologies, Inc.	2,033,585
12,780	ASGN, Inc.*	1,043,871
4,030	CACI International, Inc., Class A*	1,265,138
9,770	EnPro Industries, Inc.	1,184,026
49,155	ExlService Holdings, Inc.*	1,378,306
15,762	ICF International, Inc.	1,904,207
11,850	John Bean Technologies Corp.	1,245,909
6,547	Landstar System, Inc.	1,158,426
39,224	Mercury Systems, Inc.*	1,454,818
9,551	MSC Industrial Direct Co., Inc., Class A	937,431
6,730	Paylocity Holding Corp.*	1,222,841
7,090	RBC Bearings, Inc.*	1,659,982
13,330	Tetra Tech, Inc.	2,026,560
15,909	Woodward, Inc.	1,976,852

		22,624,569

Information Technology — 23.98%
18,637	Altair Engineering, Inc., Class A*	1,165,931
10,673	Badger Meter, Inc.	1,535,524
10,139	CyberArk Software Ltd.*	1,660,464
23,389	Diodes, Inc.*	1,843,989
30,620	Dynatrace, Inc.*	1,430,873
20,141	Envestnet, Inc.*	886,808
30,678	ePlus, Inc.*	1,948,667
12,290	Five9, Inc.*	790,247
5,216	Globant SA*	1,031,986
4,648	Littelfuse, Inc.	1,149,543
8,603	Manhattan Associates, Inc.*	1,700,469
11,266	Novanta, Inc.*	1,615,995
18,070	Onto Innovation, Inc.*	2,304,286
21,630	Perficient, Inc.*	1,251,512
17,020	Plexus Corp.*	1,582,520
43,180	Sapiens International Corp. NV	1,227,607
10,670	Silicon Laboratories, Inc.*	1,236,546
11,632	SPS Commerce, Inc.*	1,984,535

		26,347,502

Materials — 4.81%
10,105	AptarGroup, Inc.	1,263,529

19

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund (cont.)

September 30, 2023

Shares		Value
9,498	Balchem Corp.	$1,178,132
20,983	HB Fuller Co.	1,439,644
5,352	Reliance Steel & Aluminum Co.	1,403,455

		5,284,760

Real Estate — 0.98%
12,884	Lamar Advertising Co., REIT, Class A	1,075,428

Total Common Stocks		107,916,789

(Cost $93,953,743)

Investment Company — 3.99%
4,385,678	RBC BlueBay U.S. Goverment Money Market Fund,
	Institutional Class 1(a)	4,385,678

Total Investment Company		4,385,678

(Cost $4,385,678)

Total Investments		$112,302,467
(Cost $98,339,421)(b) — 102.20%

Liabilities in excess of other assets — (2.20)%		(2,421,727)

NET ASSETS — 100.00%		$109,880,740

*	Non-income producing security.
(a)	Affiliated investment.
(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

20

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund

September 30, 2023

Shares		Value
Common Stocks — 90.49%
Consumer Discretionary — 10.30%
19,667	Delta Apparel, Inc.*	$130,392
132,810	Destination XL Group, Inc.*	594,989
14,600	Genesco, Inc.*	449,972
43,260	G-III Apparel Group Ltd.*	1,078,039
2,560	Group 1 Automotive, Inc.	687,898
38,980	Lazydays Holdings, Inc.*	296,248
14,164	Malibu Boats, Inc., Class A*	694,319
8,400	Oxford Industries, Inc.	807,492
12,613	Patrick Industries, Inc.	946,732
19,800	Steven Madden Ltd.	629,046

		6,315,127

Consumer Staples — 2.99%
8,180	John B Sanfilippo & Son, Inc.	808,184
9,730	MGP Ingredients, Inc.	1,026,320

		1,834,504

Energy — 7.66%
28,800	Delek US Holdings, Inc.	818,208
63,710	Magnolia Oil & Gas Corp., Class A	1,459,596
17,680	Matador Resources Co.	1,051,607
38,100	Par Pacific Holdings, Inc.*	1,369,314

		4,698,725

Financials — 11.87%
9,100	AMERISAFE, Inc.	455,637
34,300	Banc of California, Inc.	424,634
3,000	Cambridge Bancorp	186,870
66,798	Compass Diversified Holdings	1,253,798
24,370	First Bancorp/Southern Pines, NC	685,772
13,250	German American Bancorp, Inc.	358,942
31,466	Mercantile Bank Corp.	972,614
11,630	Northrim BanCorp, Inc.	460,781
14,080	Preferred Bank/Los Angeles, CA	876,480
26,700	Silvercrest Asset Management Group, Inc., Class A	423,729
10,180	Southern First Bancshares, Inc.*	274,249
21,902	Stellar Bancorp, Inc.	466,951
11,240	Stock Yards Bancorp, Inc.	441,620

		7,282,077

Health Care — 10.71%
34,200	Apollo Medical Holdings, Inc.*	1,055,070
29,030	Lantheus Holdings, Inc.*	2,017,004
41,300	Maravai LifeSciences Holdings, Inc., Class A*	413,000
114,770	MiMedx Group, Inc.*	836,673

21

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2023

Shares		Value
34,840	Surmodics, Inc.*	$1,118,016
6,990	UFP Technologies, Inc.*	1,128,536

		6,568,299

Industrials — 23.48%
111,210	ACCO Brands Corp.	638,345
39,255	Allient Inc.	1,213,765
13,930	Barrett Business Services, Inc.	1,257,043
20,930	Bowman Consulting Group Ltd.*	586,668
8,158	Casella Waste Systems, Inc., Class A*	622,455
19,480	CBIZ, Inc.*	1,011,012
34,010	Columbus McKinnon Corp.	1,187,289
21,100	Douglas Dynamics, Inc.	636,798
41,488	Ducommun, Inc.*	1,805,143
24,766	Greenbrier Cos., Inc. (The)	990,640
66,290	Hudson Technologies, Inc.*	881,657
39,543	Insteel Industries, Inc.	1,283,566
21,880	Northwest Pipe Co.*	660,120
5,600	Standex International Corp.	815,864
29,400	Thermon Group Holdings, Inc.*	807,618

		14,397,983

Information Technology — 15.20%
29,600	Cohu, Inc.*	1,019,424
41,900	Model N, Inc.*	1,022,779
22,130	Napco Security Technologies, Inc.	492,392
6,053	Novanta, Inc.*	868,242
9,980	Onto Innovation, Inc.*	1,272,650
12,762	PC Connection, Inc.	681,236
35,726	Sapiens International Corp. NV	1,015,690
7,810	Super Micro Computer, Inc.*	2,141,658
24,015	Vishay Precision Group, Inc.*	806,424

		9,320,495

Materials — 4.94%
87,679	FutureFuel Corp.	628,658
30,337	Koppers Holdings, Inc.	1,199,828
11,770	Materion Corp.	1,199,481

		3,027,967

Real Estate — 2.52%
67,100	Chatham Lodging Trust, REIT	642,147
15,700	Community Healthcare Trust, Inc., REIT	466,290
31,370	UMH Properties, Inc., REIT	439,807

		1,548,244

22

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2023

Shares		Value
Utilities — 0.82%
11,710	Unitil Corp.	$500,134

Total Common Stocks		55,493,555

(Cost $37,041,421)

Exchange Traded Funds — 7.66%
11,210	iShares Biotechnology ETF	1,370,871
20,920	iShares Russell Microcap Index Fund	2,094,092
16,880	SPDR S&P Biotech ETF	1,232,578

Total Exchange Traded Funds		4,697,541

(Cost $5,193,453)

Investment Company — 1.97%
1,206,823	RBC BlueBay U.S. Goverment Money Market Fund,
	Institutional Class 1(a)	1,206,823

Total Investment Company		1,206,823

(Cost $1,206,823)

Total Investments		$61,397,919
(Cost $43,441,697)(b) — 100.12%

Liabilities in excess of other assets — (0.12)%		(74,392)

NET ASSETS — 100.00%		$61,323,527

*	Non-income producing security.
(a)	Affiliated investment.
(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

23

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund

September 30, 2023

Shares		Value
Common Stocks — 96.22%
Communication Services — 2.17%
6,294	Nexstar Media Group, Inc.	$902,371

Consumer Discretionary — 14.17%
1,411	Deckers Outdoor Corp.*	725,381
4,680	Fox Factory Holding Corp.*	463,694
18,663	G-III Apparel Group Ltd.*	465,082
4,380	Group 1 Automotive, Inc.	1,176,950
3,232	LCI Industries	379,502
6,312	Malibu Boats, Inc., Class A*	309,414
5,500	Oxford Industries, Inc.	528,715
8,274	Patrick Industries, Inc.	621,047
21,340	Taylor Morrison Home Corp.*	909,297
22,966	Topgolf Callaway Brands Corp.*	317,849

		5,896,931

Consumer Staples — 2.80%
5,968	Hostess Brands, Inc.*	198,794
2,090	John B Sanfilippo & Son, Inc.	206,492
7,210	MGP Ingredients, Inc.	760,511

		1,165,797

Energy — 9.05%
65,966	Magnolia Oil & Gas Corp., Class A	1,511,281
21,350	Matador Resources Co.	1,269,898
27,389	Par Pacific Holdings, Inc.*	984,361

		3,765,540

Financials — 7.56%
72,592	Compass Diversified Holdings	1,362,552
5,270	Independent Bank Group, Inc.	208,428
4,420	Pinnacle Financial Partners, Inc.	296,317
6,314	Preferred Bank/Los Angeles, CA	393,046
9,240	Stellar Bancorp, Inc.	196,997
6,217	TriCo Bancshares	199,131
7,696	United Community Banks, Inc.	195,555
3,910	Wintrust Financial Corp.	295,205

		3,147,231

Health Care — 9.84%
19,111	Apollo Medical Holdings, Inc.*	589,574
11,044	Globus Medical, Inc., Class A*	548,335
18,756	Lantheus Holdings, Inc.*	1,303,167
17,870	Maravai LifeSciences Holdings, Inc., Class A*	178,700
1,763	Masimo Corp.*	154,580
72,150	MiMedx Group, Inc.*	525,974

24

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund (cont.)

September 30, 2023

Shares		Value
5,111	Omnicell, Inc.*	$230,199
1,501	West Pharmaceutical Services, Inc.	563,190

		4,093,719

Industrials — 26.49%
159,125	ACCO Brands Corp.	913,377
11,530	Arcosa, Inc.	829,007
10,469	Atkore, Inc.*	1,561,870
12,590	Barrett Business Services, Inc.	1,136,122
20,066	CBIZ, Inc.*	1,041,425
26,171	Columbus McKinnon Corp.	913,630
33,211	Ducommun, Inc.*	1,445,011
16,045	Greenbrier Cos., Inc. (The)	641,800
49,650	Hudson Technologies, Inc.*	660,345
31,480	Insteel Industries, Inc.	1,021,841
9,360	Terex Corp.	539,323
11,690	Thermon Group Holdings, Inc.*	321,124

		11,024,875

Information Technology — 14.68%
4,123	Ambarella, Inc.*	218,643
18,870	Cohu, Inc.*	649,883
6,344	MKS Instruments, Inc.	549,010
13,779	Model N, Inc.*	336,345
3,396	Novanta, Inc.*	487,122
7,511	Onto Innovation, Inc.*	957,803
20,539	Sapiens International Corp. NV	583,924
4,730	Super Micro Computer, Inc.*	1,297,060
12,070	Tenable Holdings, Inc.*	540,736
14,490	Vishay Precision Group, Inc.*	486,574

		6,107,100

Materials — 4.66%
65,476	FutureFuel Corp.	469,463
19,791	Koppers Holdings, Inc.	782,734
6,730	Materion Corp.	685,854

		1,938,051

Real Estate — 4.17%
29,250	DiamondRock Hospitality Co., REIT	234,878
4,070	EastGroup Properties, Inc., REIT	677,777
19,748	STAG Industrial, Inc., REIT	681,503
10,199	UMH Properties, Inc., REIT	142,990

		1,737,148

25

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund (cont.)

September 30, 2023

Shares		Value
Utilities — 0.63%
6,180	Unitil Corp.	$263,948

Total Common Stocks		40,042,711

(Cost $26,050,849)

Exchange Traded Funds — 1.65%
168	iShares Russell 2000 Index Fund	29,692
8,990	SPDR S&P Biotech ETF	656,450

Total Exchange Traded Funds		686,142

(Cost $1,153,213)

Investment Company — 2.55%
1,059,949	RBC BlueBay U.S. Goverment Money Market Fund, Institutional Class 1(a)	1,059,949

Total Investment Company		1,059,949

(Cost $1,059,949)

Total Investments		$41,788,802
(Cost $28,264,011)(b) — 100.42%

Liabilities in excess of other assets — (0.42)%		(174,948)

NET ASSETS — 100.00%		$41,613,854

*	Non-income producing security.
(a)	Affiliated investment.
(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

26

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund

September 30, 2023

Shares		Value
Common Stocks — 97.76%
Communication Services — 1.54%
10,700	Cumulus Media, Inc., Class A*	$54,463
54,350	DHI Group, Inc.*	166,311
50,900	Entravision Communications Corp., Class A	185,785
21,143	EW Scripps Co. (The), Class A*	115,864
9,100	Outbrain, Inc.*	44,317
119,400	Point.360*,(a),(b),(c)	0
19,600	Reservoir Media, Inc.*	119,560
18,900	Saga Communications, Inc., Class A	405,594
17,600	Spok Holdings, Inc.	251,152
7,810	Townsquare Media, Inc., Class A	68,103
18,300	Urban One, Inc.*	91,866
28,900	Zedge, Inc., Class B*	63,291

		1,566,306

Consumer Discretionary — 17.63%
550	AMCON Distributing Co.	113,300
6,800	America’s Car-Mart, Inc.*	618,732
21,300	Anemostat Door Products*,(a),(b),(c)	0
21,300	Anemostat, Inc.*,(a),(b),(c)	0
16,000	Bassett Furniture Industries, Inc.	234,400
35,300	Beazer Homes USA, Inc.*	879,323
26,400	Big 5 Sporting Goods Corp.	185,064
2,230	Build-A-Bear Workshop, Inc.	65,584
6,300	Canterbury Park Holding Corp.	127,449
1,700	Carriage Services, Inc.	48,025
15,000	Century Casinos, Inc.*	76,950
9,693	Century Communities, Inc.	647,299
1,730	Chuy’s Holdings, Inc.*	61,553
8,500	Citi Trends, Inc.*	188,870
24,730	Container Store Group, Inc. (The)*	55,643
41,500	Crown Crafts, Inc.	195,465
13,500	Delta Apparel, Inc.*	89,505
9,800	Designer Brands, Inc., Class A	124,068
23,700	Destination XL Group, Inc.*	106,176
5,900	Dream Finders Homes, Inc., Class A*	131,157
17,700	El Pollo Loco Holdings, Inc.	158,415
13,300	Escalade, Inc.	203,623
12,400	Ethan Allen Interiors, Inc.	370,760
7,000	Flanigan’s Enterprises, Inc.	231,000
13,400	Flexsteel Industries, Inc.	278,184
1,900	Genesco, Inc.*	58,558
4,500	Hamilton Beach Brands Holding Co., Class A	55,845
20,180	Haverty Furniture Cos., Inc.	580,780
10,400	hhgregg, Inc.*,(b)	2
2,600	Hibbett, Inc.	123,526
49,900	Holley, Inc.*	249,001

27

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2023

Shares		Value
8,600	Hooker Furnishings Corp.	$167,270
3,300	Hovnanian Enterprises, Inc., Class A*	335,478
12,300	Inspired Entertainment, Inc.*	147,108
4,300	J Jill, Inc.*	127,280
5,400	JAKKS Pacific, Inc.*	100,386
39,900	Jerash Holdings US, Inc.	120,099
7,340	Johnson Outdoors, Inc., Class A	401,425
23,500	Kid Brands, Inc.*,(a),(b)	0
42,520	Lakeland Industries, Inc.	640,776
13,700	Landsea Homes Corp.*	123,163
95,270	Lazare Kaplan International, Inc.*,(a),(b),(c)	0
8,900	La-Z-Boy, Inc.	274,832
17,100	Lazydays Holdings, Inc.*	129,960
16,100	Legacy Housing Corp.*	312,501
38,800	Lincoln Educational Services Corp.*	327,860
7,700	Live Ventures, Inc.*	217,833
2,700	Lovesac Co. (The)*	53,784
9,580	M/I Homes, Inc.*	805,103
19,980	MarineMax, Inc.*	655,744
9,750	McRae Industries, Inc., Class A	414,375
2,285	Mecklermedia Corp.*,(a),(b),(c)	0
15,700	Mestek, Inc.*	329,700
5,100	Modine Manufacturing Co.*	233,325
16,940	Movado Group, Inc.	463,309
4,600	Nathan’s Famous, Inc.	325,036
13,000	Nobility Homes, Inc.	386,750
4,700	OneWater Marine, Inc., Class A*	120,414
41,000	Orleans Homebuilders, Inc.*,(a),(b),(c)	0
9,025	Patrick Industries, Inc.	677,417
26,600	Rocky Brands, Inc.	391,020
4,100	Sleep Number Corp.*	100,819
11,150	Solo Brands, Inc., Class A*	56,865
3,860	Sonic Automotive, Inc., Class A	184,354
17,000	Sportsman’s Warehouse Holdings, Inc.*	76,330
14,000	Standard Motor Products, Inc.	470,680
4,930	Strattec Security Corp.*	113,883
23,410	Stride, Inc.*	1,054,152
9,089	Superior Group of Cos., Inc.	70,712
1,740	Taylor Morrison Home Corp.*	74,141
21,100	Tile Shop Holdings, Inc.*	115,839
11,900	Tilly’s, Inc., Class A*	96,628
58,800	Torrid Holdings, Inc.*	129,948
23,200	Tupperware Brands Corp.*	32,480
8,800	Unifi, Inc.*	62,480
21,500	Universal Technical Institute, Inc.*	180,170
30,000	Universal Travel Group*,(a),(b),(c)	0
1,397	Walking Co. Holdings, Inc. (The)*,(a),(b),(c)	0

28

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2023

Shares		Value
16,100	Weyco Group, Inc.	$408,135
9,200	Zumiez, Inc.*	163,760

		17,931,581

Consumer Staples — 5.43%
5,350	Andersons, Inc. (The)	275,579
13,425	Central Garden & Pet Co.*	592,579
36	Hawaiian Macadamia Nut Orchards L.P.*,(b)	82,800
11,760	Ingles Markets, Inc., Class A	885,881
7,900	Lifevantage Corp.	50,955
5,600	Lifeway Foods, Inc.*	57,904
7,600	Limoneira Co.	116,432
20,400	Natural Alternatives International, Inc.*	132,396
47,660	Natural Grocers by Vitamin Cottage, Inc.	615,291
19,500	Nature’s Sunshine Products, Inc.*	323,115
15,030	Oil-Dri Corp. of America	928,102
5,800	Seneca Foods Corp., Class A*	312,214
23,260	SpartanNash Co.	511,720
22,500	Thorne HealthTech, Inc.*	229,275
15,600	Village Super Market, Inc., Class A	353,184
15,400	Whole Earth Brands, Inc.*	55,440

		5,522,867

Energy — 5.48%
2,500	Adams Resources & Energy, Inc.	84,225
45,500	Aegean Marine Petroleum Network, Inc.*,(a),(b),(c)	0
21,800	Amplify Energy Corp.*	160,230
33,940	Baytex Energy Corp.	149,675
1	Bristow Group, Inc.*	28
3,000	CONSOL Energy, Inc.	314,730
4,700	DMC Global, Inc.*	115,009
10,400	Dorian LPG Ltd.	298,792
15,200	Energy Services of America Corp.	61,484
22,700	Epsilon Energy Ltd.	119,856
9,000	Global Partners LP	317,880
13,400	Hallador Energy Co.*	193,228
2,950	Harvest Natural Resources, Inc.*,(a),(b),(c)	0
25,900	Mammoth Energy Services, Inc.*	120,176
3,900	NACCO Industries, Inc., Class A	136,773
5,100	Natural Gas Services Group, Inc.*	74,256
29,800	Nine Energy Service, Inc.*	122,776
53,940	North American Construction Group Ltd.	1,171,577
11,700	Oil States International, Inc.*	97,929
25,600	PermRock Royalty Trust	169,472
62,000	PHX Minerals, Inc.	225,680
1,950	PrimeEnergy Resources Corp.*	226,180
18,900	Profire Energy, Inc.*	52,542
15,600	Ranger Energy Services, Inc.	221,208
14,230	REX American Resources Corp.*	579,446

29

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2023

Shares		Value
87,200	Ring Energy, Inc.*	$170,040
2,950	Sitio Royalties Corp., Class A	71,420
64,300	Smart Sand, Inc.*	149,176
15,800	Solaris Oilfield Infrastructure, Inc., Class A	168,428

		5,572,216

Financials — 32.39%
12,700	Acacia Research Corp.*	46,355
4,700	ACNB Corp.	148,567
8,400	AFC Gamma, Inc., REIT	98,616
39,150	Affirmative Insurance Holdings, Inc.*,(a),(b),(c)	0
8,700	AG Mortgage Investment Trust, Inc., REIT	48,285
9,200	Amalgamated Financial Corp.	158,424
8,900	Amerant Bancorp, Inc.	155,216
3,900	American Business Bank*	120,666
7,300	American National Bankshares, Inc.	276,962
7,600	Ames National Corp.	126,084
9,668	Apollo Commercial Real Estate Finance, Inc., REIT	97,937
5,926	Arbor Realty Trust, Inc., REIT	89,957
33,070	Ares Commercial Real Estate Corp., REIT	314,826
5,300	Atlanticus Holdings Corp.*	160,643
2,700	Avantax, Inc.*	69,066
29,250	Banc of California, Inc.	362,115
13,200	Banco Latinoamericano de Comercio Exterior SA, Class E	279,840
6,900	Bancorp, Inc. (The)*	238,050
2,800	Bank First Corp.	216,020
5,142	Bank of Marin Bancorp	93,996
6,000	Bank7 Corp.	135,060
14,400	BankFinancial Corp.	124,128
7,000	Bankwell Financial Group, Inc.	169,890
2,628	Banner Corp.	111,375
9,200	Bar Harbor Bankshares	217,396
5,300	BayCom Corp.	101,813
10,500	BCB Bancorp, Inc.	116,970
100,000	Beverly Hills Bancorp, Inc.*,(a),(b),(c)	0
31,100	BlackRock Capital Investment Corp.	115,381
16,500	BM Technologies, Inc.*	33,000
3,500	BNCCORP, Inc.*	80,465
19,000	Bridgewater Bancshares, Inc.*	180,120
10,174	Brookline Bancorp, Inc.	92,685
5,500	Business First Bancshares, Inc.	103,180
1,700	C&F Financial Corp.	91,120
12,300	California First Leasing Corp.*	204,180
1,500	Cambridge Bancorp	93,435
6,200	Capital Bancorp, Inc.	118,606
9,400	Capital City Bank Group, Inc.	280,402
38,000	Capitol Bancorp Ltd.*,(a),(b),(c)	0
10,300	Capstar Financial Holdings, Inc.	146,157
5,700	Central Valley Community Bancorp	80,427

30

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2023

Shares		Value
6,500	CF Bankshares, Inc.	$109,980
1,900	Chemung Financial Corp.	75,259
10,100	Chicago Atlantic Real Estate Finance, Inc., REIT	148,672
8,200	Citizens & Northern Corp.	143,910
6,300	Citizens Community Bancorp, Inc.	60,480
2,727	Citizens Financial Services, Inc.	130,678
12,200	Civista Bancshares, Inc.	189,100
10,000	CNB Financial Corp.	181,100
3,000	Coastal Financial Corp.*	128,730
3,800	Codorus Valley Bancorp, Inc.	70,832
6,600	Colony Bankcorp, Inc.	65,967
86,543	Consumer Portfolio Services, Inc.*	784,945
10,600	Crescent Capital BDC, Inc.	181,260
1,400	Croghan Bancshares, Inc.	64,848
11,048	Dime Community Bancshares, Inc.	220,518
4,846	Dynex Capital, Inc., REIT	57,861
8,000	Embassy Bancorp, Inc.	123,040
20,740	Enova International, Inc.*	1,055,044
8,300	Enterprise Bancorp, Inc.	227,254
5,878	Enterprise Financial Services Corp.	220,425
4,700	Equity Bancshares, Inc., Class A	113,129
5,300	Esquire Financial Holdings, Inc.	242,157
6,800	ESSA Bancorp, Inc.	102,068
4,400	Evans Bancorp, Inc.	117,920
12,400	EZCORP, Inc., Class A*	102,300
16,500	Farmers National Banc Corp.	190,740
6,987	FB Financial Corp.	198,151
8,590	Federal Agricultural Mortgage Corp., Class C	1,325,437
2,800	Fidelity D&D Bancorp, Inc.	127,120
2,900	Fidus Investment Corp.	55,680
8,000	Financial Institutions, Inc.	134,640
6,700	First Bancorp, Inc. (The)	157,450
10,400	First Bank	112,112
7,700	First Business Financial Services, Inc.	231,077
6,700	First Community Bankshares, Inc.	197,315
9,200	First Financial Corp.	311,052
10,000	First Financial Northwest, Inc.	127,200
9,200	First Internet Bancorp	149,132
3,423	First Merchants Corp.	95,228
9,800	First of Long Island Corp. (The)	112,798
38,000	First Place Financial Corp.*,(a),(b),(c)	0
10,100	First Reliance Bancshares, Inc.*	72,721
5,400	First Savings Financial Group, Inc.	80,730
6,600	First Western Financial, Inc.*	119,790
8,600	Flushing Financial Corp.	112,918
8,400	FS Bancorp, Inc.	247,800
13,250	FVCBankcorp, Inc.*	169,733
12,500	GCM Grosvenor, Inc., Class A	97,000

31

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2023

Shares		Value
11,000	Gladstone Capital Corp.	$106,040
10,200	Gladstone Investment Corp.	129,948
12,428	Great Ajax Corp., REIT	80,036
8,550	Guaranty Bancshares, Inc.	245,299
8,700	Guild Holdings Co., Class A	95,439
11,700	Hanmi Financial Corp.	189,891
14,200	HBT Financial, Inc.	259,008
700	Hingham Institution for Savings (The), FOR	130,725
5,000	Home Bancorp, Inc.	159,350
11,340	HomeTrust Bancshares, Inc.	245,738
11,600	Independent Bank Corp.	212,744
8,500	Investar Holding Corp.	90,015
3,904	Investors Title Co.	578,143
7,874	Lakeland Bancorp, Inc.	99,370
6,400	LCNB Corp.	91,328
28,000	Macatawa Bank Corp.	250,880
3,100	MainStreet Bancshares, Inc.	63,674
38,700	Manhattan Bridge Capital, Inc., REIT	185,760
16,700	Medallion Financial Corp.	117,234
5,000	Mercantile Bank Corp.	154,550
10,050	Merchants Bancorp	278,586
13,000	Meridian Corp.	127,335
8,000	Metrocity Bankshares, Inc.	157,440
5,900	Metropolitan Bank Holding Corp.*	214,052
5,500	Mid Penn Bancorp, Inc.	110,715
8,700	Midland States Bancorp, Inc.	178,698
6,700	MidWestOne Financial Group, Inc.	136,211
7,600	Monroe Capital Corp.	56,620
7,200	MVB Financial Corp.	162,576
6,200	National Bankshares, Inc.	155,248
2,560	National Western Life Group, Inc., Class A	1,119,974
2,900	Nexpoint Real Estate Finance, Inc., REIT	47,444
7,100	Northeast Bank	313,110
14,600	Northeast Community Bancorp, Inc.	215,496
5,100	Northrim BanCorp, Inc.	202,062
38,510	Northwest Bancshares, Inc.	393,957
19,100	OFG Bancorp	570,326
20,400	Old Second Bancorp, Inc.	277,644
13,200	OP Bancorp	120,780
12,200	Oppenheimer Holdings, Inc., Class A	467,382
4,000	Orange County Bancorp, Inc.	172,680
10,200	Orrstown Financial Services, Inc.	214,302
8,500	Pacific Financial Corp.	84,575
9,300	Parke Bancorp, Inc.	151,497
16,200	Partners Bancorp	125,550
6,600	PCB Bancorp	101,970
5,500	Peapack-Gladstone Financial Corp.	141,075
700	PennyMac Financial Services, Inc.	46,620
20,048	Peoples Bancorp, Inc.	508,818

32

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2023

Shares		Value
3,900	Peoples Financial Services Corp.	$156,390
7,300	Pinnacle Bank/Gilroy CA*	99,645
380	Piper Sandler Cos.	55,218
34,964	Premier Financial Corp.	596,486
18,400	Primis Financial Corp.	149,960
5,500	Princeton Bancorp, Inc.	159,445
17,000	Priority Technology Holdings, Inc.*	55,080
5,900	Private Bancorp of America, Inc.*	183,549
15,500	Provident Financial Holdings, Inc.	202,895
7,220	Provident Financial Services, Inc.	110,394
12,400	RBB Bancorp	158,472
16,781	Ready Capital Corp., REIT	169,656
3,700	Red River Bancshares, Inc.	170,052
16,660	Regional Management Corp.	461,149
19,100	Riverview Bancorp, Inc.	106,196
3,050	S&T Bancorp, Inc.	82,594
44,800	Sachem Capital Corp., REIT	158,144
6,620	Safety Insurance Group, Inc.	451,418
6,800	Saratoga Investment Corp.	174,760
6,300	SB Financial Group, Inc.	86,436
5,716	Seacoast Banking Corp. of Florida	125,523
10,500	Security National Financial Corp., Class A*	82,320
14,100	Seven Hills Realty Trust, REIT	153,972
11,000	Shore Bancshares, Inc.	115,720
10,300	Sierra Bancorp	195,288
3,500	Silvercrest Asset Management Group, Inc., Class A	55,545
5,545	Simmons First National Corp., Class A	94,043
11,500	SmartFinancial, Inc.	245,755
6,300	South Atlantic Bancshares, Inc.	64,197
12,400	South Plains Financial, Inc.	327,856
5,900	Southern First Bancshares, Inc.*	158,946
6,900	Southern Missouri Bancorp, Inc.	266,961
9,300	Stellus Capital Investment Corp.	126,480
9,400	Stewart Information Services Corp.	411,720
6,100	Summit Financial Group, Inc.	137,494
12,200	SWK Holdings Corp.*	192,150
4,700	Third Coast Bancshares, Inc.*	80,370
6,900	Timberland Bancorp, Inc.	186,990
4,400	Trinity Capital, Inc.	61,248
19,000	United Western Bancorp, Inc.*,(a),(b),(c)	0
5,900	Unity Bancorp, Inc.	138,237
4,500	Universal Insurance Holdings, Inc.	63,090
14,800	Waterstone Financial, Inc.	162,060
10,100	West BanCorp, Inc.	164,731
26,300	Western New England Bancorp, Inc.	170,687

		32,947,953

33

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2023

Shares		Value
Health Care — 1.67%
34,300	Assertio Holdings, Inc.*	$87,808
18,700	Biote Corp., Class A*	95,744
83,400	Chimerix, Inc.*	80,047
18,700	Community Health Systems, Inc.*	54,230
8,100	Computer Programs and Systems, Inc.*	129,114
4,900	Cullinan Oncology, Inc.*	44,345
14,900	FONAR Corp.*	229,460
10,500	MacroGenics, Inc.*	48,930
15,400	Ocuphire Pharma, Inc.*	51,590
21,100	OraSure Technologies, Inc.*	125,123
70,700	Organogenesis Holdings, Inc.*	224,826
7,200	Phibro Animal Health Corp., Class A	91,944
16,800	SCYNEXIS, Inc.*	38,304
35,700	Sensus Healthcare, Inc.*	98,889
380	UFP Technologies, Inc.*	61,351
30,700	Vanda Pharmaceuticals, Inc.*	132,624
8,260	Viemed Healthcare, Inc.*	55,590
8,200	Zymeworks, Inc.*	51,988

		1,701,907

Industrials — 17.00%
9,700	Acme United Corp.	289,933
1,300	Alamo Group, Inc.	224,718
83,100	ARC Document Solutions, Inc.	264,258
21,400	BGSF, Inc.	205,654
5,400	BlueLinx Holdings, Inc.*	443,286
14,774	CECO Environmental Corp.*	235,941
10,678	Cenveo, Inc.*,(a),(b),(c)	0
31,578	CompX International, Inc.	587,035
24,400	Concrete Pumping Holdings, Inc.*	209,352
43,300	Costamare, Inc.	416,546
10,700	Covenant Logistics Group, Inc.	469,195
13,300	DLH Holdings Corp.*	155,211
27,760	Ducommun, Inc.*	1,207,838
1,400	Eagle Bulk Shipping, Inc.	58,842
20,200	Eastern Co. (The)	366,630
700	Encore Wire Corp.	127,722
33,160	Ennis, Inc.	703,655
13,990	Espey Mfg. & Electronics Corp.	225,938
6,700	EVI Industries, Inc.*	166,294
12,500	Gencor Industries, Inc.*	176,625
2,380	Gibraltar Industries, Inc.*	160,674
3,600	Graham Corp.*	59,760
12,810	Greenbrier Cos., Inc. (The)	512,400
7,300	Hudson Global, Inc.*	141,474
6,300	Hurco Cos., Inc.	141,309
9,300	Insteel Industries, Inc.	301,878
10,600	Interface, Inc.	103,986

34

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2023

Shares		Value
4,750	Karat Packaging, Inc.	$109,535
3,500	L B Foster Co., Class A*	66,185
17,100	Limbach Holdings, Inc.*	542,583
28,700	LS Starrett Co. (The), Class A*	308,525
22,750	LSI Industries, Inc.	361,270
8,940	Marten Transport Ltd.	176,207
13,100	Mastech Digital, Inc.*	117,900
12,600	Mayville Engineering Co., Inc.*	138,222
24,779	Miller Industries, Inc.	971,585
26,200	Mistras Group, Inc.*	142,790
4,300	National Presto Industries, Inc.	311,578
11,900	Northwest Pipe Co.*	359,023
4,800	PAM Transportation Services, Inc.*	103,440
11,200	Park Aerospace Corp.	173,936
7,300	Powell Industries, Inc.	605,170
3,240	Preformed Line Products Co.	526,759
9,400	Quad/Graphics, Inc.*	47,282
14,500	Quanex Building Products Corp.	408,465
44,100	Radiant Logistics, Inc.*	249,165
13,600	Resources Connection, Inc.	202,776
2,960	Rush Enterprises, Inc., Class A	120,857
44,400	Safe Bulkers, Inc.	143,856
920	Standex International Corp.	134,035
2,950	Sterling Infrastructure, Inc.*	216,766
10,300	Taylor Devices, Inc.*	219,390
21,710	Textainer Group Holdings Ltd.	808,697
12,100	Titan Machinery, Inc.*	321,618
4,100	TrueBlue, Inc.*	60,147
15,500	Twin Disc, Inc.*	212,660
5,600	Ultralife Corp.*	54,656
4,130	V2X, Inc.*	213,356
14,000	VirTra, Inc.*	78,120
4,200	VSE Corp.	211,848
2,700	Willdan Group, Inc.*	55,161
13,338	Willis Lease Finance Corp.*	564,197

		17,293,914

Information Technology — 7.00%
16,500	Amtech Systems, Inc.*	125,730
14,400	AstroNova, Inc.*	180,000
8,750	Aviat Networks, Inc.*	273,000
28,100	AXT, Inc.*	67,440
12,800	Bel Fuse, Inc., Class B	610,816
11,800	Coda Octopus Group, Inc.*	73,160
22,700	CompoSecure, Inc.*	146,415
17,900	Computer Task Group, Inc.*	184,907
7,600	CPI Card Group, Inc.*	140,752
3,000	CSP, Inc.	52,500

35

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2023

Shares		Value
4,050	CTS Corp.	$169,047
5,900	Daktronics, Inc.*	52,628
5,750	Digi International, Inc.*	155,250
24,300	Eastman Kodak Co.*	102,303
3,700	Ebix, Inc.	36,556
8,280	ePlus, Inc.*	525,946
39,400	Immersion Corp.	260,434
3,600	inTEST Corp.*	54,612
2,800	Issuer Direct Corp.*	52,640
30,800	Key Tronic Corp.*	137,676
22,400	Kimball Electronics, Inc.*	613,312
20,700	KVH Industries, Inc.*	105,570
13,740	Methode Electronics, Inc.	313,959
12,900	Nortech Systems, Inc.*	119,970
10,990	Park City Group, Inc.	96,272
12,920	PC Connection, Inc.	689,670
46,400	PCTEL, Inc.	193,024
32,130	Photronics, Inc.*	649,347
17,500	Richardson Electronics Ltd.	191,275
19,700	SigmaTron International, Inc.*	61,661
8,600	TransAct Technologies, Inc.*	55,212
18,680	Vishay Precision Group, Inc.*	627,274

		7,118,358

Materials — 4.21%
13,900	Alto Ingredients, Inc.*	61,438
38,800	American Vanguard Corp.	424,084
37,000	Blue Earth Refineries, Inc.*,(a),(b),(c)	0
9,600	Clearwater Paper Corp.*	348,000
18,800	Core Molding Technologies, Inc.*	535,612
41,200	Fortitude Gold Corp.	246,376
19,000	Friedman Industries, Inc.	254,600
65,990	FutureFuel Corp.	473,149
2,700	Hawkins, Inc.	158,895
4,200	Haynes International, Inc.	195,384
7,100	Intrepid Potash, Inc.*	178,636
1,330	Materion Corp.	135,540
10,400	Olympic Steel, Inc.	584,584
20,300	Ramaco Resources, Inc., Class A	223,097
18,300	Rayonier Advanced Materials, Inc.*	64,782
6,400	Ryerson Holding Corp.	186,176
18,000	Tredegar Corp.	97,380
8,400	Valhi, Inc.	111,384

		4,279,117

Real Estate — 4.54%
18,100	Alpine Income Property Trust, Inc., REIT	296,116
8,000	American Realty Investors, Inc.*	116,960
13,000	AMREP Corp.*	218,692

36

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2023

Shares		Value
9,100	BRT Apartments Corp., REIT	$157,157
5,800	Chatham Lodging Trust, REIT	55,506
6,000	Community Healthcare Trust, Inc., REIT	178,200
38,400	Comstock Holding Cos., Inc.*	180,480
3,675	CTO Realty Growth, Inc., REIT	59,572
23,300	Farmland Partners, Inc., REIT	239,058
66,500	Franklin Street Properties Corp., REIT	123,025
4,600	FRP Holdings, Inc.*	248,262
11,242	Getty Realty Corp., REIT	311,741
13,800	Global Medical REIT, Inc., REIT	123,786
24,000	Hersha Hospitality Trust, REIT, Class A	236,640
7,500	Newlake Capital Partners, Inc., REIT	102,150
26,432	One Liberty Properties, Inc., REIT	498,772
10,900	Postal Realty Trust, Inc., REIT, Class A	147,150
7,500	RE/MAX Holdings, Inc., Class A	97,050
1,820	Regency Centers Corp., REIT	108,181
3,000	RMR Group, Inc. (The), Class A	73,560
23,400	RPT Realty, REIT	247,104
2,700	Stratus Properties, Inc.*	73,980
6,700	Tejon Ranch Co.*	108,674
63,710	Whitestone, REIT	613,527

		4,615,343

Utilities — 0.87%
1,300	Artesian Resources Corp., Class A	54,587
7,800	Genie Energy Ltd., Class B	114,894
14,300	Pure Cycle Corp.*	137,280
1,000	SJW Group	60,110
12,266	Unitil Corp.	523,881

		890,752

Total Common Stocks		99,440,314

(Cost $84,129,900)

Exchange Traded Funds — 0.10%
1,000	iShares Russell Microcap Index Fund	100,100

Total Exchange Traded Funds		100,100

(Cost $110,563)

Rights/Warrants — 0.04%
1,136	Chord Energy Corp, *	31,172
568	Chord Energy Corp, *	9,360
8,600	LGL Group, Inc. (The), Warrants, Expire 11/16/25*	1,290

Total Rights/Warrants		41,822

(Cost $95,622)

37

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2023

Principal Amount		Value
Corporate Bonds — 0.00%
Financial — 0.00%
$1,947	Trenwick America Corp., 0.00%, *,(a),(b),(c)	$0
1,098	Trenwick America Corp., 0.00%, *,(a),(b),(c)	0
		0

Total Corporate Bonds		0
(Cost $0)

Shares
Investment Company — 2.20%
2,233,645	RBC BlueBay U.S. Goverment Money Market Fund, Institutional Class 1(d)	2,233,645

Total Investment Company		2,233,645

(Cost $2,233,645)

Total Investments		$101,815,881
(Cost $86,569,730)(e) — 100.10%

Liabilities in excess of other assets — (0.10)%		(101,227)

NET ASSETS — 100.00%		$101,714,654

*	Non-income producing security.
(a)	Security delisted or issuer in bankruptcy.
(b)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliated investment.
(e)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

FOR - Foreign Ownership Receipt

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

38

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund

September 30, 2023

Shares		Value
Common Stocks — 96.54%
Communication Services — 1.86%
3,590	Nexstar Media Group, Inc.	$514,698

Consumer Discretionary — 14.04%
4,560	Cheesecake Factory, Inc. (The)	138,168
24,710	Dana, Inc.	362,496
9,210	Genesco, Inc.*	283,852
21,860	G-III Apparel Group Ltd.*	544,751
2,390	Group 1 Automotive, Inc.	642,217
4,160	Malibu Boats, Inc., Class A*	203,923
3,130	Oxford Industries, Inc.	300,887
6,790	Patrick Industries, Inc.	509,657
12,295	Steven Madden Ltd.	390,612
12,150	Taylor Morrison Home Corp.*	517,712

		3,894,275

Consumer Staples — 3.43%
340	Hostess Brands, Inc.*	11,325
5,080	John B Sanfilippo & Son, Inc.	501,904
4,150	MGP Ingredients, Inc.	437,742

		950,971

Energy — 9.52%
25,340	Delek US Holdings, Inc.	719,909
29,460	Magnolia Oil & Gas Corp., Class A	674,929
10,210	Matador Resources Co.	607,291
17,710	Par Pacific Holdings, Inc.*	636,497

		2,638,626

Financials — 21.54%
4,030	American Financial Group, Inc.	450,030
7,910	AMERISAFE, Inc.	396,054
20,080	Brookline Bancorp, Inc.	182,929
21,550	Columbia Banking System, Inc.	437,465
32,432	Compass Diversified Holdings	608,749
7,950	Independent Bank Group, Inc.	314,422
14,897	Mercantile Bank Corp.	460,466
16,955	Pacific Premier Bancorp, Inc.	368,941
7,520	Pinnacle Financial Partners, Inc.	504,141
4,200	Reinsurance Group of America, Inc.	609,798
15,640	Seacoast Banking Corp. of Florida	343,454
5,170	Stock Yards Bancorp, Inc.	203,129
8,990	TriCo Bancshares	287,950
8,940	United Community Banks, Inc.	227,165
13,420	Veritex Holdings, Inc.	240,889
9,230	WSFS Financial Corp.	336,895

		5,972,477

39

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund (cont.)

September 30, 2023

Shares		Value
Health Care — 5.46%
8,440	Globus Medical, Inc., Class A*	$419,046
5,980	Lantheus Holdings, Inc.*	415,491
23,500	Maravai LifeSciences Holdings, Inc., Class A*	235,000
39,970	MiMedx Group, Inc.*	291,381
3,420	Omnicell, Inc.*	154,037

		1,514,955

Industrials — 15.95%
103,458	ACCO Brands Corp.	593,849
7,810	Arcosa, Inc.	561,539
3,405	Atkore, Inc.*	507,992
5,830	Barrett Business Services, Inc.	526,099
18,710	Columbus McKinnon Corp.	653,166
13,096	Ducommun, Inc.*	569,807
12,898	Greenbrier Cos., Inc. (The)	515,920
15,190	Insteel Industries, Inc.	493,068

		4,421,440

Information Technology — 5.51%
5,850	MKS Instruments, Inc.	506,259
6,973	Model N, Inc.*	170,211
4,110	Onto Innovation, Inc.*	524,107
1,190	Super Micro Computer, Inc.*	326,322

		1,526,899

Materials — 5.98%
2,900	Kaiser Aluminum Corp.	218,254
15,339	Koppers Holdings, Inc.	606,658
3,890	Materion Corp.	396,430
1,670	Reliance Steel & Aluminum Co.	437,924

		1,659,266

Real Estate — 10.31%
16,399	Community Healthcare Trust, Inc., REIT	487,050
8,230	CubeSmart, REIT	313,810
34,250	DiamondRock Hospitality Co., REIT	275,028
2,620	EastGroup Properties, Inc., REIT	436,309
8,424	National Storage Affiliates Trust, REIT	267,378
29,660	RLJ Lodging Trust, REIT	290,371
13,140	STAG Industrial, Inc., REIT	453,461
24,011	UMH Properties, Inc., REIT	336,634

		2,860,041

40

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund (cont.)

September 30, 2023

Shares		Value
Utilities — 2.94%
13,490	Southwest Gas Holdings, Inc.	$814,931

Total Common Stocks		26,768,579

(Cost $27,331,629)

Exchange Traded Funds — 2.45%
1,050	iShares Russell 2000 Value ETF	142,327
7,330	SPDR S&P Biotech ETF	535,237

Total Exchange Traded Funds		677,564

(Cost $791,864)

Investment Company — 1.57%
436,014	RBC BlueBay U.S. Goverment Money Market Fund, Institutional Class 1(a)	436,014

Total Investment Company		436,014

(Cost $436,014)

Total Investments		$27,882,157
(Cost $28,559,507)(b) — 100.56%

Liabilities in excess of other assets — (0.56)%		(154,397)

NET ASSETS — 100.00%		$27,727,760

*	Non-income producing security.

(a)	Affiliated investment.
(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to the Financial Statements.

41

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2023

	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $93,953,743, $42,234,874 and $27,204,062, respectively)	$107,916,789	$60,191,096	$40,728,853
Affiliated investments (cost $4,385,678, $1,206,823 and $1,059,949, respectively)	4,385,678	1,206,823	1,059,949
Cash	3,658	—	—
Interest and dividend receivable	14,957	36,372	14,303
Receivable for capital shares issued	139,383	—	28,819
Receivable for investments sold	—	7,201	87,352
Prepaid expenses and other assets	19,250	13,447	11,690

Total Assets	112,479,715	61,454,939	41,930,966

Liabilities:
Professional fees payable	4,929	4,929	4,929
Payable for capital shares redeemed	111,991	12,682	1,500
Payable for investments purchased	2,306,827	—	227,355
Accrued expenses and other payables:
Investment advisory fees	37,833	49,790	24,208
Accounting fees	7,420	6,822	6,569
Audit fees	36,382	36,326	36,275
Trustees’ fees	51	15	18
Distribution fees	70,975	506	966
Custodian fees	2,012	513	991
Shareholder reports	9,526	8,412	7,285
Transfer agent fees	5,425	6,156	1,972
Other	5,604	5,261	5,044

Total Liabilities	2,598,975	131,412	317,112

Net Assets	$109,880,740	$61,323,527	$41,613,854

Net Assets Consists of:
Capital	$93,693,755	$42,652,984	$28,539,077
Accumulated earnings	16,186,985	18,670,543	13,074,777

Net Assets	$109,880,740	$61,323,527	$41,613,854

42

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2023

	RBC SMID Cap Growth Fund	RBC Enterprise Fund		RBC Small Cap Core Fund
Net Assets
Class A	$13,320,925		$664,316	$7,705,110
Class I	87,116,322		60,659,211	33,898,021
Class R6	9,443,493		N/A	10,723

Total	$109,880,740		$61,323,527	$41,613,854

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	1,188,483		47,240	631,823
Class I	6,159,585		3,959,895	2,369,508
Class R6	663,968		N/A	746

Total	8,012,036		4,007,135	3,002,077

Net Asset Values and Redemption Prices Per Share:
Class A	$11.21		$14.06	$12.20

Class I	$14.14		$15.32	$14.31

Class R6	$14.22	$	N/A	$14.37

Maximum Offering Price Per Share:
Class A	$11.89		$14.92	$12.94

Maximum Sales Charge - Class A	5.75%		5.75%	5.75%

43

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2023

	RBC Microcap Value Fund	RBC Small Cap Value Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $84,336,085 and $28,123,493, respectively)	$99,582,236	$27,446,143
Affiliated investments (cost $2,233,645 and $436,014, respectively)	2,233,645	436,014
Cash	756	—
Interest and dividend receivable	115,966	19,059
Receivable for capital shares issued	4,818	165
Receivable for investments sold	—	149,497
Prepaid expenses and other assets	10,685	67,467

Total Assets	101,948,106	28,118,345

Liabilities:
Professional fees payable	4,929	4,929
Payable for capital shares redeemed	56,048	—
Payable for investments purchased	—	288,211
Accrued expenses and other payables:
Investment advisory fees	86,815	38,818
Accounting fees	7,350	6,391
Audit fees	36,443	36,257
Trustees’ fees	56	49
Distribution fees	3,663	74
Custodian fees	2,434	529
Shareholder reports	11,888	6,341
Transfer agent fees	11,751	3,991
Other	12,075	4,995

Total Liabilities	233,452	390,585

Net Assets	$101,714,654	$27,727,760

Net Assets Consists of:
Capital	$77,436,910	$31,989,163
Accumulated earnings	24,277,744	(4,261,403)

Net Assets	$101,714,654	$27,727,760

44

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2023

	RBC Microcap Value Fund		RBC Small Cap Value Fund
Net Assets
Class A		$2,471,398	$11,155
Class I		99,243,256	27,705,921
Class R6		N/A	10,684

Total		$101,714,654	$27,727,760

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A		98,245	839
Class I		3,943,960	2,095,507
Class R6		N/A	799

Total		4,042,205	2,097,145

Net Asset Values and Redemption Prices Per Share:
Class A		$25.16	$13.29

Class I		$25.16	$13.22

Class R6	$	N/A	$13.38

Maximum Offering Price Per Share:
Class A		$26.69	$14.10

Maximum Sales Charge - Class A		5.75%	5.75%

See Notes to the Financial Statements.

45

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2023
	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund
Investment Income:
Interest income	$23,665	$—	$61,364
Dividend income - unaffiliated	535,736	833,449	532,187
Dividend income - affiliated	99,929	85,541	46,730
Foreign tax withholding	(4,863)	(3,530)	(2,108)

Total Investment Income	654,467	915,460	638,173
Expenses:
Investment advisory fees	670,484	590,803	358,628
Distribution fees–Class A	31,307	1,739	18,610
Accounting fees	33,783	31,577	30,151
Audit fees	34,672	34,559	34,457
Custodian fees	6,263	2,703	4,453
Insurance fees	3,509	3,509	3,509
Legal fees	5,160	3,533	2,184
Registrations and filing fees	62,957	46,313	65,228
Shareholder reports	24,194	19,977	15,024
Transfer agent fees–Class A	12,091	5,130	14,427
Transfer agent fees–Class I	124,304	36,169	16,162
Transfer agent fees–Class R6	3,517	—	3,531
Trustees’ fees and expenses	5,383	3,594	2,369
Tax expense	5,346	5,376	5,283
Other fees	6,334	5,292	5,780

Total expenses before fee waiver/reimbursement	1,029,304	790,274	579,796
Expenses waived/reimbursed by:
Advisor	(217,421)	(118,604)	(183,155)

Net expenses	811,883	671,670	396,641

Net Investment Income (Loss)	(157,416)	243,790	241,532

Realized/Unrealized Gains/(Losses):
Net realized gains from investment transactions	2,756,776	1,903,799	3,132,687
Net change in unrealized appreciation on investments	8,348,755	5,247,453	3,659,166

Net realized/unrealized gains	11,105,531	7,151,252	6,791,853

Change in net assets resulting from operations	$10,948,115	$7,395,042	$7,033,385

46

FINANCIAL STATEMENTS

Statements of Operations (cont.)

For the Year Ended September 30, 2023
	RBC Microcap Value Fund	RBC Small Cap Value Fund
Investment Income:
Interest income	$12,082	$28,057
Dividend income - unaffiliated	2,521,818	649,667
Dividend income - affiliated	85,026	20,790
Foreign tax withholding	(4,508)	—

Total Investment Income	2,614,418	698,514
Expenses:
Investment advisory fees	958,419	219,308
Distribution fees–Class A	6,718	28
Accounting fees	51,857	30,438
Audit fees	34,793	34,421
Custodian fees	10,089	3,392
Insurance fees	3,509	3,509
Legal fees	8,075	1,756
Registrations and filing fees	50,412	65,641
Shareholder reports	27,277	15,540
Transfer agent fees–Class A	7,461	3,910
Transfer agent fees–Class I	96,279	41,006
Transfer agent fees–Class R6	—	3,522
Trustees’ fees and expenses	6,328	1,758
Tax expense	5,323	5,368
Other fees	5,895	4,841

Total expenses before fee waiver/reimbursement	1,272,435	434,438
Expenses waived/reimbursed by:
Advisor	(129,336)	(168,901)

Net expenses	1,143,099	265,537

Net Investment Income	1,471,319	432,977

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	8,377,700	(714,017)
Foreign currency transactions	(50)	—

Net realized gains/(losses)	8,377,650	(714,017)
Net change in unrealized appreciation on:
Investments	2,435,600	4,487,404
Foreign currency	174	—

Net unrealized gains	2,435,774	4,487,404

Net realized/unrealized gains	10,813,424	3,773,387

Change in net assets resulting from operations	$12,284,743	$4,206,364

See Notes to the Financial Statements.

47

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC SMID Cap Growth Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
From Investment Activities
Operations:
Net investment loss	$(157,416)	$(282,566)
Net realized gains from investments	2,756,776	5,973,308
Net change in unrealized appreciation/(depreciation) on investments	8,348,755	(20,671,816)

Change in net assets resulting from operations	10,948,115	(14,981,074)

Distributions to Shareholders:
Class A	(1,069,066)	(3,541,196)
Class I	(5,152,780)	(16,697,691)
Class R6	(1,350)	(4,389)

Change in net assets resulting from shareholder distributions	(6,223,196)	(20,243,276)

Capital Transactions:
Proceeds from shares issued	41,527,647	23,276,342
Distributions reinvested	6,199,042	20,170,357
Cost of shares redeemed	(20,840,943)	(25,529,899)

Change in net assets resulting from capital transactions	26,885,746	17,916,800

Net increase/(decrease) in net assets	31,610,665	(17,307,550)
Net Assets:
Beginning of year	78,270,075	95,577,625

End of year	$109,880,740	$78,270,075

Share Transactions:
Issued	2,921,773	1,449,636
Reinvested	481,767	1,269,460
Redeemed	(1,470,723)	(1,550,770)

Change in shares resulting from capital transactions	1,932,817	1,168,326

See Notes to the Financial Statements.

48

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Enterprise Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
From Investment Activities
Operations:
Net investment income	$243,790	$51,246
Net realized gains from investments	1,903,799	9,022,114
Net change in unrealized appreciation/(depreciation) on investments	5,247,453	(20,953,488)

Change in net assets resulting from operations	7,395,042	(11,880,128)

Distributions to Shareholders:
Class A	(100,032)	(96,604)
Class I	(8,190,700)	(8,428,370)

Change in net assets resulting from shareholder distributions	(8,290,732)	(8,524,974)

Capital Transactions:
Proceeds from shares issued	304,662	337,429
Distributions reinvested	7,908,506	8,011,273
Cost of shares redeemed	(3,640,935)	(5,095,608)

Change in net assets resulting from capital transactions	4,572,233	3,253,094

Net increase/(decrease) in net assets	3,676,543	(17,152,008)
Net Assets:
Beginning of year	57,646,984	74,798,992

End of year	$61,323,527	$57,646,984

Share Transactions:
Issued	19,459	17,578
Reinvested	541,164	418,026
Redeemed	(228,567)	(268,045)

Change in shares resulting from capital transactions	332,056	167,559

See Notes to the Financial Statements.

49

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Small Cap Core Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
From Investment Activities
Operations:
Net investment income	$241,532	$77,837
Net realized gains from investments	3,132,687	9,784,564
Net change in unrealized appreciation/(depreciation) on investments	3,659,166	(18,177,694)

Change in net assets resulting from operations	7,033,385	(8,315,293)

Distributions to Shareholders:
Class A	(1,827,175)	(3,564,899)
Class I	(7,940,427)	(19,265,009)
Class R6	(2,074)	(4,378)

Change in net assets resulting from shareholder distributions	(9,769,676)	(22,834,286)

Capital Transactions:
Proceeds from shares issued	1,633,077	3,311,183
Distributions reinvested	9,477,777	21,704,430
Cost of shares redeemed	(4,708,695)	(21,993,835)

Change in net assets resulting from capital transactions	6,402,159	3,021,778

Net increase/(decrease) in net assets	3,665,868	(28,127,801)
Net Assets:
Beginning of year	37,947,986	66,075,787

End of year	$41,613,854	$37,947,986

Share Transactions:
Issued	127,925	157,928
Reinvested	742,583	1,096,661
Redeemed	(325,240)	(777,116)

Change in shares resulting from capital transactions	545,268	477,473

See Notes to the Financial Statements.

50

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Microcap Value Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
From Investment Activities
Operations:
Net investment income	$1,471,319	$1,451,244
Net realized gains from investments and foreign currency	8,377,650	14,251,978
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	2,435,774	(31,543,865)

Change in net assets resulting from operations	12,284,743	(15,840,643)

Distributions to Shareholders:
Class A	(386,707)	(210,055)
Class I	(14,533,878)	(8,194,361)

Change in net assets resulting from shareholder distributions	(14,920,585)	(8,404,416)

Capital Transactions:
Proceeds from shares issued	3,922,016	16,531,713
Distributions reinvested	13,551,024	7,608,831
Cost of shares redeemed	(12,542,941)	(23,286,745)

Change in net assets resulting from capital transactions	4,930,099	853,799

Net increase/(decrease) in net assets	2,294,257	(23,391,260)
Net Assets:
Beginning of year	99,420,397	122,811,657

End of year	$101,714,654	$99,420,397

Share Transactions:
Issued	153,053	546,186
Reinvested	541,368	243,552
Redeemed	(479,213)	(799,352)

Change in shares resulting from capital transactions	215,208	(9,614)

See Notes to the Financial Statements.

51

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC Small Cap Value Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
From Investment Activities
Operations:
Net investment income	$432,977	$353,769
Net realized gains/(losses) from investments	(714,017)	11,629,799
Net change in unrealized appreciation/(depreciation) on investments	4,487,404	(17,274,873)
Net increase from payment by affiliate (Note 3)	—	862,113

Change in net assets resulting from operations	4,206,364	(4,429,192)

Distributions to Shareholders:
Class A	(498)	(132)
Class I	(1,724,866)	(822,863)
Class R6	(526)	(361)

Change in net assets resulting from shareholder distributions	(1,725,890)	(823,356)

Capital Transactions:
Proceeds from shares issued	5,370,625	33,968,192
Distributions reinvested	772,713	359,470
Cost of shares redeemed	(11,717,378)	(82,213,221)

Change in net assets resulting from capital transactions	(5,574,040)	(47,885,559)

Net decrease in net assets	(3,093,566)	(53,138,107)
Net Assets:
Beginning of year	30,821,326	83,959,433

End of year	$27,727,760	$30,821,326

Share Transactions:
Issued	401,888	2,375,706
Reinvested	61,966	25,279
Redeemed	(876,500)	(5,892,447)

Change in shares resulting from capital transactions	(412,646)	(3,491,462)

See Notes to the Financial Statements.

52

FINANCIAL HIGHLIGHTS

RBC SMID Cap Growth Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Loss(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/23	$10.77	(0.04)	1.52	—	1.48	—	(1.04)	(1.04)	$11.21
Year Ended 9/30/22	16.98	(0.07)	(1.90)	—	(1.97)	—	(4.24)	(4.24)	10.77
Year Ended 9/30/21	12.60	(0.09)	4.93	—(b)	4.84	—	(0.46)	(0.46)	16.98
Year Ended 9/30/20	13.04	(0.06)	0.72	—(b)	0.66	—	(1.10)	(1.10)	12.60
Year Ended 9/30/19	14.39	(0.06)	(0.18)	—(b)	(0.24)	—	(1.11)	(1.11)	13.04
Class I
Year Ended 9/30/23	$13.31	(0.02)	1.89	—	1.87	—	(1.04)	(1.04)	$14.14
Year Ended 9/30/22	19.98	(0.04)	(2.39)	—	(2.43)	—	(4.24)	(4.24)	13.31
Year Ended 9/30/21	14.73	(0.05)	5.76	—(b)	5.71	—	(0.46)	(0.46)	19.98
Year Ended 9/30/20	15.02	(0.03)	0.84	—(b)	0.81	—	(1.10)	(1.10)	14.73
Year Ended 9/30/19	16.33	(0.04)	(0.16)	—	(0.20)	—	(1.11)	(1.11)	15.02
Class R6
Year Ended 9/30/23	$13.38	(0.02)	1.90	—	1.88	—	(1.04)	(1.04)	$14.22
Year Ended 9/30/22	20.04	(0.04)	(2.38)	—	(2.42)	—	(4.24)	(4.24)	13.38
Year Ended 9/30/21	14.76	(0.05)	5.79	—	5.74	—	(0.46)	(0.46)	20.04
Year Ended 9/30/20	15.05	(0.02)	0.83	—	0.81	—	(1.10)	(1.10)	14.76
Year Ended 9/30/19	16.35	(0.03)	(0.16)	—	(0.19)	—	(1.11)	(1.11)	15.05

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

53

FINANCIAL HIGHLIGHTS

RBC SMID Cap Growth Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/23	14.23%	$13,321	1.07%	(0.38)%	1.25%	19%
Year Ended 9/30/22	(16.50)%	11,259	1.07%	(0.52)%	1.27%	25%
Year Ended 9/30/21	38.95%	14,318	1.07%	(0.54)%	1.26%	28	%(c)
Year Ended 9/30/20	4.90%	11,553	1.07%	(0.45)%	1.37%	15%
Year Ended 9/30/19	0.41%	12,059	1.07%	(0.51)%	1.38%	17%
Class I
Year Ended 9/30/23	14.45%	$87,116	0.82%	(0.13)%	1.05%	19%
Year Ended 9/30/22	(16.30)%	66,994	0.82%	(0.27)%	1.04%	25%
Year Ended 9/30/21	39.23%	81,239	0.82%	(0.29)%	0.99%	28	%(c)
Year Ended 9/30/20	5.27%	83,211	0.82%	(0.20)%	1.03%	15%
Year Ended 9/30/19	0.62%	81,193	0.82%	(0.26)%	0.99%	17%
Class R6
Year Ended 9/30/23	14.54%	$9,443	0.77%	(0.14)%	0.98%	19%
Year Ended 9/30/22	(16.24)%	17	0.77%	(0.23)%	18.45%	25%
Year Ended 9/30/21	39.36%	21	0.77%	(0.25)%	19.28%	28	%(c)
Year Ended 9/30/20	5.26%	15	0.77%	(0.16)%	25.69%	15%
Year Ended 9/30/19	0.69%	14	0.77%	(0.21)%	27.43%	17%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to the Financial Statements.

54

FINANCIAL HIGHLIGHTS

RBC Enterprise Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/23	$14.62	0.02	1.72	—	1.74	—	(2.30)	(2.30)	$14.06
Year Ended 9/30/22	20.04	(0.03)	(2.97)	—	(3.00)	(0.02)	(2.40)	(2.42)	14.62
Year Ended 9/30/21	14.65	0.04	6.98	—(b)	7.02	—(b)	(1.63)	(1.63)	20.04
Year Ended 9/30/20	17.59	0.03	(1.70)	—(b)	(1.67)	—	(1.27)	(1.27)	14.65
Year Ended 9/30/19	23.38	(0.05)	(3.17)	—	(3.22)	—	(2.57)	(2.57)	17.59
Class I
Year Ended 9/30/23	$15.70	0.06	1.86	—	1.92	—	(2.30)	(2.30)	$15.32
Year Ended 9/30/22	21.34	0.01	(3.18)	—	(3.17)	(0.07)	(2.40)	(2.47)	15.70
Year Ended 9/30/21	15.51	0.09	7.41	—(b)	7.50	(0.04)	(1.63)	(1.67)	21.34
Year Ended 9/30/20	18.52	0.07	(1.79)	—(b)	(1.72)	(0.01)	(1.28)	(1.29)	15.51
Year Ended 9/30/19	24.39	(0.01)	(3.29)	—(b)	(3.30)	—	(2.57)	(2.57)	18.52

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

55

FINANCIAL HIGHLIGHTS

RBC Enterprise Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/23	12.63%	$664	1.33%	0.14%	2.19%	28%
Year Ended 9/30/22	(17.18)%	683	1.33%	(0.19)%	2.02%	43%
Year Ended 9/30/21	50.27%	803	1.33%	0.21%	2.15%	19%
Year Ended 9/30/20	(10.85)%	553	1.33%	0.19%	2.35%	25%
Year Ended 9/30/19	(11.52)%	787	1.33%	(0.28)%	2.13%	20%
Class I
Year Ended 9/30/23	12.93%	$60,659	1.08%	0.39%	1.26%	28%
Year Ended 9/30/22	(16.94)%	56,964	1.08%	0.08%	1.27%	43%
Year Ended 9/30/21	50.67%	73,996	1.08%	0.45%	1.25%	19%
Year Ended 9/30/20	(10.64)%	53,380	1.08%	0.44%	1.38%	25%
Year Ended 9/30/19	(11.35)%	68,122	1.08%	(0.05)%	1.30%	20%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to the Financial Statements.

56

FINANCIAL HIGHLIGHTS

RBC Small Cap Core Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/23	$14.01	0.05	2.20	—	2.25	—	(4.06)	(4.06)	$12.20
Year Ended 9/30/22	31.43	(0.02)	(2.85)	—	(2.87)	—	(14.55)	(14.55)	14.01
Year Ended 9/30/21	26.44	0.07	10.46	0.01	10.54	(0.01)	(5.54)	(5.55)	31.43
Year Ended 9/30/20	29.14	0.11	(1.27)	—	(1.16)	—	(1.54)	(1.54)	26.44
Year Ended 9/30/19	39.96	(0.05)	(6.83)	—(b)	(6.88)	—	(3.94)	(3.94)	29.14
Class I
Year Ended 9/30/23	$15.78	0.09	2.52	—	2.61	(0.02)	(4.06)	(4.08)	$14.31
Year Ended 9/30/22	33.65	0.04	(3.27)	—	(3.23)	(0.09)	(14.55)	(14.64)	15.78
Year Ended 9/30/21	27.97	0.12	11.16	0.01	11.29	(0.07)	(5.54)	(5.61)	33.65
Year Ended 9/30/20	30.70	0.17	(1.34)	—(b)	(1.17)	(0.02)	(1.54)	(1.56)	27.97
Year Ended 9/30/19	41.71	0.03	(7.10)	—(b)	(7.07)	—	(3.94)	(3.94)	30.70
Class R6
Year Ended 9/30/23	$15.82	0.09	2.54	—	2.63	(0.02)	(4.06)	(4.08)	$14.37
Year Ended 9/30/22	33.70	0.41	(3.66)	—	(3.25)	(0.08)	(14.55)	(14.63)	15.82
Year Ended 9/30/21	28.01	0.21	11.11	—	11.32	(0.09)	(5.54)	(5.63)	33.70
Year Ended 9/30/20	30.72	0.15	(1.31)	—	(1.16)	(0.01)	(1.54)	(1.55)	28.01
Year Ended 9/30/19	41.78	0.08	(7.20)	—	(7.12)	—	(3.94)	(3.94)	30.72

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

57

FINANCIAL HIGHLIGHTS

RBC Small Cap Core Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/23	18.47%	$7,705	1.15%	0.36%	1.69%	41%
Year Ended 9/30/22	(19.32)%	6,430	1.15%	(0.12)%	1.68%	29%
Year Ended 9/30/21	43.04%	7,692	1.15%	0.24%	1.52%	81%(c)
Year Ended 9/30/20	(4.71)%	6,200	1.15%	0.40%	1.55%	40%
Year Ended 9/30/19	(15.57)%	7,004	1.15%	(0.16)%	1.46%	28%
Class I
Year Ended 9/30/23	18.75%	$33,898	0.90%	0.62%	1.30%	41%
Year Ended 9/30/22	(19.12)%	31,510	0.90%	0.18%	1.28%	29%
Year Ended 9/30/21	43.46%	53,689	0.90%	0.38%	1.16%	81%(c)
Year Ended 9/30/20	(4.49)%	68,845	0.90%	0.59%	1.18%	40%
Year Ended 9/30/19	(15.35)%	136,072	0.90%	0.10%	1.11%	28%
Class R6
Year Ended 9/30/23	18.74%	$11	0.87%	0.63%	38.44%	41%
Year Ended 9/30/22	(19.10)%	8	0.83%	1.12%	1.44%	29%
Year Ended 9/30/21	43.52%	4,695	0.87%	0.61%	1.25%	81%(c)
Year Ended 9/30/20	(4.46)%	52	0.87%	0.52%	10.94%	40%
Year Ended 9/30/19	(15.46)%	35	0.87%	0.25%	11.85%	28%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to the Financial Statements.

58

FINANCIAL HIGHLIGHTS

RBC Microcap Value Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/23	$25.96	0.30	2.78	—	3.08	(0.31)	(3.57)	(3.88)	$25.16
Year Ended 9/30/22	31.99	0.29	(4.20)	—	(3.91)	(0.12)	(2.00)	(2.12)	25.96
Year Ended 9/30/21	21.34	0.20	12.02	—(b)	12.22	(0.20)	(1.37)	(1.57)	31.99
Year Ended 9/30/20	26.52	0.14	(3.65)	—(b)	(3.51)	(0.23)	(1.44)	(1.67)	21.34
Year Ended 9/30/19	31.95	0.23	(2.89)	—(b)	(2.66)	(0.21)	(2.56)	(2.77)	26.52
Class I
Year Ended 9/30/23	$25.98	0.36	2.77	—	3.13	(0.38)	(3.57)	(3.95)	$25.16
Year Ended 9/30/22	32.01	0.37	(4.19)	—	(3.82)	(0.21)	(2.00)	(2.21)	25.98
Year Ended 9/30/21	21.35	0.29	12.00	—(b)	12.29	(0.26)	(1.37)	(1.63)	32.01
Year Ended 9/30/20	26.55	0.20	(3.65)	—(b)	(3.45)	(0.31)	(1.44)	(1.75)	21.35
Year Ended 9/30/19	32.01	0.30	(2.91)	—	(2.61)	(0.29)	(2.56)	(2.85)	26.55

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

59

FINANCIAL HIGHLIGHTS

RBC Microcap Value Fund

(Selected data for a share outstanding throughout the periods indicated)

			Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 9/30/23	11.89%	$2,471	1.32%	1.14%	1.62%	30%
Year Ended 9/30/22	(13.35)%	2,673	1.32%	0.93%	1.57%	26%
Year Ended 9/30/21	59.29%	3,420	1.32%	0.70%	1.62%	11%
Year Ended 9/30/20	(14.48)%	2,293	1.32%	0.60%	1.80%	20%
Year Ended 9/30/19	(7.16)%	3,597	1.32%	0.86%	1.68%	9%
Class I
Year Ended 9/30/23	12.12%	$99,243	1.07%	1.39%	1.18%	30%
Year Ended 9/30/22	(13.11)%	96,748	1.07%	1.20%	1.18%	26%
Year Ended 9/30/21	59.69%	119,392	1.07%	1.00%	1.19%	11%
Year Ended 9/30/20	(14.29)%	92,886	1.07%	0.87%	1.27%	20%
Year Ended 9/30/19	(6.92)%	112,921	1.07%	1.12%	1.20%	9%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to the Financial Statements.

60

FINANCIAL HIGHLIGHTS

RBC Small Cap Value Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 9/30/23	$12.27	0.15	1.49	—	1.64	(0.40)	(0.22)	(0.62)	$13.29
Year Ended 9/30/22	13.96	0.06	(1.58)	—	(1.52)	(0.17)	—	(0.17)	12.27
Period Ended 9/30/21(b)	12.61	0.09	1.26	—	1.35	—	—	—	13.96
Class I
Year Ended 9/30/23	$12.28	0.18	1.42	—	1.60	(0.44)	(0.22)	(0.66)	$13.22
Year Ended 9/30/22	13.98	0.10	(1.59)	—	(1.49)	(0.21)	—	(0.21)	12.28
Year Ended 9/30/21	9.84	0.15	4.11	—	4.26	(0.12)	—	(0.12)	13.98
Year Ended 9/30/20	12.24	0.15	(2.39)	—(c)	(2.24)	(0.16)	—	(0.16)	9.84
Year Ended 9/30/19	13.63	0.11	(1.13)	—(c)	(1.02)	(0.09)	(0.28)	(0.37)	12.24
Class R6
Year Ended 9/30/23	$12.38	0.19	1.50	—	1.69	(0.47)	(0.22)	(0.69)	$13.38
Year Ended 9/30/22	14.07	0.22	(1.70)	—	(1.48)	(0.21)	—	(0.21)	12.38
Year Ended 9/30/21	9.90	0.16	4.14	—	4.30	(0.13)	—	(0.13)	14.07
Year Ended 9/30/20	12.31	0.16	(2.40)	—	(2.24)	(0.17)	—	(0.17)	9.90
Year Ended 9/30/19	13.71	0.13	(1.15)	—	(1.02)	(0.10)	(0.28)	(0.38)	12.31

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from January 28, 2021 (commencement of operations) to September 30, 2021.

(c)	Less than $0.01 or $(0.01) per share.

61

FINANCIAL HIGHLIGHTS

RBC Small Cap Value Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class A
Year Ended 9/30/23	13.68%	$11	1.10%		1.12%		37.03%		55%
Year Ended 9/30/22	(11.07)%(c)	10	1.10%		0.43%		33.11%		83%
Period Ended 9/30/21(d)	10.71%(e)	11	1.10	%(f)	1.01	%(f)	37.36	%(f)	61%
Class I
Year Ended 9/30/23	13.37%	$27,706	0.85%		1.38%		1.36%		55%
Year Ended 9/30/22	(10.85)%(c)	30,802	0.85%		0.70%		1.22%		83%
Year Ended 9/30/21	43.48%	77,582	0.85%		1.17%		1.09%		61%
Year Ended 9/30/20	(18.62)%	52,496	0.85%		1.34%		1.15%		77%
Year Ended 9/30/19	(6.91)%	55,686	0.85%		0.95%		0.98%		52%
Class R6
Year Ended 9/30/23	14.04%	$11	0.80%		1.42%		34.70%		55%
Year Ended 9/30/22	(10.72)%(c)	9	0.76%		1.45%		1.27%		83%
Year Ended 9/30/21	43.64%	6,366	0.80%		1.21%		1.03%		61%
Year Ended 9/30/20	(18.56)%	4,423	0.80%		1.40%		1.07%		77%
Year Ended 9/30/19	(6.89)%	7,278	0.80%		1.07%		0.95%		52%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	The Advisor reimbursed the Fund $862,113 for Losses from a trading policy error. The payment had an impact of 2.4% to the total return of each share class.

(d)	For the period from January 28, 2021 (commencement of operations) to September 30, 2021.

(e)	Not annualized.

(f)	Annualized.

62

FINANCIAL HIGHLIGHTS

RBC Small Cap Value Fund

(Selected data for a share outstanding throughout the periods indicated)

See Notes to the Financial Statements.

63

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 24 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). Predecessor funds to the Trust were reorganized as portfolios of the Trust effective April 16, 2004. This report includes the following five investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC SMID Cap Growth Fund (“SMID Cap Growth Fund”)

- RBC Enterprise Fund (“Enterprise Fund”)

- RBC Small Cap Core Fund (“Small Cap Core Fund”)

- RBC Microcap Value Fund (“Microcap Value Fund”)

- RBC Small Cap Value Fund (“Small Cap Value Fund”)

The SMID Cap Growth, Small Cap Core and Small Cap Value Funds offer three share classes: Class A, Class R6 and Class I shares. The Enterprise and Microcap Value Funds offer two share classes: Class A and Class I shares. Class A shares are offered with a 5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I and Class R6 shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Board has approved pricing and valuation procedures of the Advisor for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the regularly scheduled closing time of the exchange and are categorized as Level 1 in the fair value hierarchy. (See “Fair Value Measurements” below for additional information). An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will generally be categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from

64

NOTES TO FINANCIAL STATEMENTS

broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

The Board has designated the Advisor with the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities, and has established a Pricing Committee to assist in carrying out supervisory functions related to such responsibilities. The Pricing Committee includes representatives of the Funds’ Advisor, and Co-Administrator, including personnel from accounting and operations, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee provides periodic reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board regarding pricing and valuation matters. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Advisor has procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or the Advisor has determined that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Advisor in accordance with procedures and methodologies approved by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Advisor or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Advisor employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of

65

NOTES TO FINANCIAL STATEMENTS

any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Foreign Taxes:

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Funds accrue for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•    Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•    Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•    Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 2 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of the Funds’ investments as of September 30, 2023 is as follows:

Funds	Level 1 Quoted Prices		Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs		Total

Assets:
Investments in Securities
SMID Cap Growth Fund	112,302,467	(a)	$—		$—		$112,302,467
Enterprise Fund	61,397,919	(a)	—		—		61,397,919
Small Cap Core Fund	41,788,802	(a)	—		—		41,788,802
Microcap Value Fund	99,942,062	(a)	1,873,819	(b)	—	(c)	101,815,881
Small Cap Value Fund	27,882,157	(a)	—		—		27,882,157

(a)	The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Portfolio Investments.

66

NOTES TO FINANCIAL STATEMENTS

(b)	Represents securities in the Consumer Discretionary ($1,130,827), Financials ($660,192) and Consumer Staples ($82,800) sections of the Schedule of Portfolio Investments.

(c)	Includes securities fair valued at zero.

The Fund’s assets assigned to the Level 3 category were valued using the valuation methodology and technique deemed most appropriate in the circumstances. The significant unobservable inputs used may include assumptions regarding the particular security’s cash flow profile and potential defaults which may not be generally observable for either the security or for assets of a similar type. Significant changes in any of these assumptions may result in a lower or higher fair value.

Repurchase Agreements:

The Funds, except SMID Cap Growth Fund, may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged by the dealers as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Funds have procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

There were no repurchase agreements held during the year ended September 30, 2023.

Affiliated Investments:

The Funds invest in another Fund of the Trust (an “Affiliated Fund”), RBC BlueBay U.S. Government Money Market Fund-RBC Institutional Class 1, as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund. As the affiliated investment is a money market fund in which shares are issued and redeemed at $1.00 per share, the number of shares purchased and sold equal the dollar amount shown as purchased and sold, and no gain or loss was realized on the sale of shares of the money market fund.

	Value September 30, 2022	Purchases	Sales	Value September 30, 2023	Dividends
Investments in RBC BlueBay U.S. Government Money Market Fund—RBC Institutional Class 1
SMID Cap Growth Fund	$1,812,271	$34,935,893	$(32,362,486)	$4,385,678	$99,929
Enterprise Fund	870,444	10,483,670	(10,147,291)	1,206,823	85,541
Small Cap Core Fund	900,374	7,388,982	(7,229,407)	1,059,949	46,730
Microcap Value Fund	1,735,997	12,329,575	(11,831,927)	2,233,645	85,026
Small Cap Value Fund	233,786	10,608,358	(10,406,130)	436,014	20,790

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also

67

NOTES TO FINANCIAL STATEMENTS

known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Indemnifications:

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts, including the Funds’ servicing agreements, that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Distributions received from a REIT in excess of its income are recorded as a return of capital and a reduction to the cost basis of the REIT.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends and capital gain distributions for each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., net operating loss, redesignation of distributions, basis adjustments on investments in passive foreign investment companies (PFICs) and partnerships), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment.

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Accumulated Earnings
SMID Cap Growth Fund	$(214,616)	$214,616

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM-US under which RBC GAM-US manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM-US a monthly fee based upon average

68

NOTES TO FINANCIAL STATEMENTS

daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

	Average Daily Net Assets of Fund	Annual Rate
SMID Cap Growth Fund	All Net Assets	0.70%
Enterprise Fund	Up to $30 Million	1.00%
	Over $30 Million	0.90%
Small Cap Core Fund	All Net Assets	0.85%
Microcap Value Fund	All Net Assets	0.90%
Small Cap Value Fund	All Net Assets	0.70%

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of the Funds to the following levels pursuant to an expense limitation agreement.

	Class A Annual Rate	Class I Annual Rate	Class R6 Annual Rate
SMID Cap Growth Fund	1.07%	0.82%	0.77%
Enterprise Fund	1.33%	1.08%	N/A
Small Cap Core Fund	1.15%	0.90%	0.87%
Microcap Value Fund	1.32%	1.07%	N/A
Small Cap Value Fund	1.10%	0.85%	0.80%

This expense limitation agreement is in place until January 31, 2025, and may not be terminated by RBC GAM-US prior to that date. The agreement shall continue for additional one-year terms unless terminated or revised by the Board at any time or by RBC GAM-US at the expiration of any one-year period. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses waived or reimbursed during any of the previous 12 months (3 years for the Small Cap Value Fund), provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

At September 30, 2023, the amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 9/30/21		FYE 9/30/22		FYE 9/30/23	Total
SMID Cap Growth Fund	$	N/A	$	N/A	$213,956	$213,956
Enterprise Fund		N/A		N/A	115,572	115,572
Small Cap Core Fund		N/A		N/A	181,465	181,465
Microcap Value Fund		N/A		N/A	126,263	126,263
Small Cap Value Fund		190,586		186,786	168,114	545,486

There was no recoupment of expense reimbursements/waivers during the year. Amounts from years prior to those shown are no longer subject to recoupment.

RBC GAM-US may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such program are not subject to recoupment.

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Funds pay to RBC GAM-US indirectly through its investment in an affiliated money market fund. For the year ended September 30, 2023, the amount waived was $3,465, $3,032, $1,690, $3,073 and $787 for the SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Microcap Value Fund and Small Cap Value Fund, respectively, and is included in expenses waived/reimbursed by Advisor in the Statements of Operations.

RBC GAM-US serves as co-administrator to the Funds. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing

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NOTES TO FINANCIAL STATEMENTS

day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services agreement, RBC GAM-US does not receive an administrative services fee. BNY Mellon receives a fee for its services payable by each Fund based in part on each Funds’ average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain officers and trustees of the Trust are affiliated with the Advisor or the Co-Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent trustees (trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $84,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or special board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

In conjunction with the launch of the Class A shares and Class R6 shares of Small Cap Value Fund and Class R6 Shares of SMID Cap Growth Fund, the Advisor invested seed capital to provide each share class its initial investment assets. In addition, the Advisor has purchased Class R6 shares of Small Cap Core Fund. The table below shows, as of September 30, 2023, the Fund’s net assets, the shares of the Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets
SMID Cap Growth Fund	$109,880,740	1,399	0.0%
Small Cap Core Fund	$41,613,854	666	0.0%
Small Cap Value Fund	$27,727,760	1,638	0.1%

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I and Class R6. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%*

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended September 30, 2023, there were no fees waived by the Distributor.

The Distributor did not receive any CDSC fees from Class A shares of the Funds during the year ended September 30, 2023.

For the year ended September 30, 2023, the Distributor received commissions of $8,984 front-end sales charges of Class A shares of the Funds, of which $511 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

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NOTES TO FINANCIAL STATEMENTS

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2023 were as follows:

	Purchases	Sales
SMID Cap Growth Fund	$38,294,112	$18,096,265
Enterprise Fund	17,256,199	21,234,719
Small Cap Core Fund	16,789,271	19,904,330
Microcap Value Fund	31,178,190	39,935,924
Small Cap Value Fund	16,946,994	22,740,209

Within the guidelines established by the Funds to always seek best execution when entering into portfolio transactions, the Funds participated in a “commission recapture” program until January 13, 2023, under which brokerage transactions were directed to Cowen and Company, LLC and its correspondent brokers. A portion of the commissions paid under this program were reimbursed to the Funds and recorded as net realized gains from investment transactions in the financial statements.

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	SMID Cap Growth Fund		Enterprise Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,287,796	$127,690	$3,024	$44,790
Distributions reinvested	1,062,780	3,541,196	99,368	90,539
Cost of shares redeemed	(1,711,779)	(926,884)	(103,509)	(16,420)

Change in Class A	$1,638,797	$2,742,002	$(1,117)	$118,909

Class I
Proceeds from shares issued	$29,415,120	$23,148,652	$301,638	$292,639
Distributions reinvested	5,134,912	16,624,772	7,809,138	7,920,734
Cost of shares redeemed	(18,858,220)	(24,603,015)	(3,537,426)	(5,079,188)

Change in Class I	$15,691,812	$15,170,409	$4,573,350	$3,134,185

Class R6
Proceeds from shares issued	$9,824,731	$—	$—	$—
Distributions reinvested	1,350	4,389	—	—
Cost of shares redeemed	(270,944)	—	—	—

Change in Class R6	$9,555,137	$4,389	$—	$—

Change in net assets resulting from capital transactions	$26,885,746	$17,916,800	$4,572,233	$3,253,094

71

NOTES TO FINANCIAL STATEMENTS

	SMID Cap Growth Fund		Enterprise Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
SHARE TRANSACTIONS:
Class A
Issued	194,672	9,981	207	2,461
Reinvested	99,605	264,071	7,388	5,058
Redeemed	(150,909)	(72,177)	(7,083)	(865)

Change in Class A	143,368	201,875	512	6,654

Class I
Issued	2,046,358	1,439,655	19,252	15,117
Reinvested	382,062	1,005,125	533,776	412,968
Redeemed	(1,301,640)	(1,478,593)	(221,484)	(267,180)

Change in Class I	1,126,780	966,187	331,544	160,905

Class R6
Issued	680,743	—	—	—
Reinvested	100	264	—	—
Redeemed	(18,174)	—	—	—

Change in Class R6	662,669	264	—	—

Change in shares resulting from capital transactions	1,932,817	1,168,326	332,056	167,559

	Small Cap Core Fund		Microcap Value Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,348,122	$2,554,737	$94,198	$164,622
Distributions reinvested	1,814,942	3,521,048	372,237	202,078
Cost of shares redeemed	(1,242,176)	(2,207,350)	(598,664)	(515,984)

Change in Class A	$1,920,888	$3,868,435	$(132,229)	$(149,284)

Class I
Proceeds from shares issued	$283,741	$358,109	$3,827,818	$16,367,091
Distributions reinvested	7,660,760	18,179,003	13,178,787	7,406,753
Cost of shares redeemed	(3,466,519)	(14,437,123)	(11,944,277)	(22,770,761)

Change in Class I	$4,477,982	$4,099,989	$5,062,328	$1,003,083

Class R6
Proceeds from shares issued	$1,214	$398,337	$—	$—
Distributions reinvested	2,075	4,379	—	—
Cost of shares redeemed	—	(5,349,362)	—	—

Change in Class R6	$3,289	$(4,946,646)	$—	$—

Change in net assets resulting from capital transactions	$6,402,159	$3,021,778	$4,930,099	$853,799

72

NOTES TO FINANCIAL STATEMENTS

	Small Cap Core Fund		Microcap Value Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
SHARE TRANSACTIONS:
Class A
Issued	108,467	129,777	3,567	5,318
Reinvested	161,185	196,049	14,848	6,460
Redeemed	(96,891)	(111,469)	(23,118)	(15,740)

Change in Class A	172,761	214,357	(4,703)	(3,962)

Class I
Issued	19,377	17,165	149,486	540,868
Reinvested	581,241	900,396	526,520	237,092
Redeemed	(228,349)	(515,625)	(456,095)	(783,612)

Change in Class I	372,269	401,936	219,911	(5,652)

Class R6
Issued	81	10,986	—	—
Reinvested	157	216	—	—
Redeemed	—	(150,022)	—	—

Change in Class R6	238	(138,820)	—	—

Change in shares resulting from capital transactions	545,268	477,473	215,208	(9,614)

	Small Cap Value Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$498	$132

Change in Class A	$498	$132

Class I
Proceeds from shares issued	$5,370,625	$33,939,527
Distributions reinvested	771,688	358,977
Cost of shares redeemed	(11,717,378)	(75,657,975)

Change in Class I	$(5,575,065)	$(41,359,471)

Class R6
Proceeds from shares issued	$—	$28,665
Distributions reinvested	527	361
Cost of shares redeemed	—	(6,555,246)

Change in Class R6	$527	$(6,526,220)

Change in net assets resulting from capital transactions	$(5,574,040)	$(47,885,559)

73

NOTES TO FINANCIAL STATEMENTS

	Small Cap Value Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
SHARE TRANSACTIONS:
Class A
Reinvested	40	10

Change in Class A	40	10

Class I
Issued	401,888	2,373,648
Reinvested	61,884	25,244
Redeemed	(876,500)	(5,438,605)

Change in Class I	(412,728)	(3,039,713)

Class R6
Issued	—	2,058
Reinvested	42	25
Redeemed	—	(453,842)

Change in Class R6	42	(451,759)

Change in shares resulting from capital transactions	(412,646)	(3,491,462)

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of September 30, 2023, the tax cost of investments and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
SMID Cap Growth Fund	$98,797,234	$22,199,009	$(8,693,776)	$13,505,233
Enterprise Fund	44,356,183	20,198,201	(3,156,465)	17,041,736
Small Cap Core Fund	31,530,003	15,316,581	(5,057,782)	10,258,799
Microcap Value Fund	86,728,481	31,735,591	(16,648,188)	15,087,403
Small Cap Value Fund	31,414,190	2,198,832	(5,730,865)	(3,532,033)

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NOTES TO FINANCIAL STATEMENTS

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFICs) mark to market adjustment, and cumulative partnership basis adjustment.

The tax character of distributions during the year ended September 30, 2023 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
SMID Cap Growth Fund	$—	$6,223,196	$6,223,196	$6,223,196
Enterprise Fund	—	8,290,732	8,290,732	8,290,732
Small Cap Core Fund	1,160,788	8,608,888	9,769,676	9,769,676
Microcap Value Fund	1,464,645	13,455,940	14,920,585	14,920,585
Small Cap Value Fund	1,142,082	583,808	1,725,890	1,725,890

The tax character of distributions during the year ended September 30, 2022 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
SMID Cap Growth Fund	$—	$20,243,276	$20,243,276	$20,243,276
Enterprise Fund	944,170	7,580,804	8,524,974	8,524,974
Small Cap Core Fund	5,104,506	17,729,780	22,834,286	22,834,286
Microcap Value Fund	1,130,992	7,273,424	8,404,416	8,404,416
Small Cap Value Fund	823,356	—	823,356	823,356

As of September 30, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

	SMID Cap Growth Fund	Enterprise Fund	Small Cap Core Fund	Microcap Value Fund	Small Cap Value Fund
Undistributed ordinary income	$—	$585,215	$157,645	$1,090,618	$242,055
Undistributed long term gain	2,793,451	1,043,592	2,658,333	8,592,822	—

Accumulated earnings	2,793,451	1,628,807	2,815,978	9,683,440	242,055
Accumulated capital loss carryforwards	—	—	—	—	(971,425)
Unrealized appreciation/depreciation	13,505,233	17,041,736	10,258,799	15,087,403	(3,532,033)

Total Accumulated Earnings/(Losses)	$16,298,684	$18,670,543	$13,074,777	$24,770,843	$(4,261,403)

As of September 30, 2023, the Small Cap Value Fund had long-term capital loss carryforwards of $971,425.

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The SMID Cap Growth Fund had deferred qualified late-year ordinary losses of $111,699 and the Microcap Value Fund had deferred post-October capital losses of $493,099 which will be treated as arising on the first business day of the fiscal year ending September 30, 2023.

75

NOTES TO FINANCIAL STATEMENTS

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Prior to June 11, 2021, each Fund charged a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase. In addition, the Trust may limit the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee was deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee was not charged in cases where, for example, the redemption resulted from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

9. Soft Dollars:

Soft dollar arrangements and commission sharing arrangements (CSAs) are arrangements under which RBC GAM-US directs client brokerage transactions to a broker-dealer and obtains other products and services, such as research, in addition to trade execution. Federal securities laws permit a fund advisor to incur commission charges on behalf of a fund that are higher than another broker-dealer would have charged if the advisor believes the charges are reasonable in relation to the brokerage and research services received. RBC GAM-US has a fiduciary duty to the shareholders of the Funds to seek the best execution for all of the Funds’ securities transactions. Fund Management believes that using soft dollars to purchase brokerage and research services may, in certain cases, be in a Fund’s best interest. During the year ended September 30, 2023, the Funds used soft dollar and commission sharing arrangements. Fund Management continues to closely monitor its current use of soft dollars, in addition to regulatory developments in this area for any possible impact on Fund policies.

10. Line of Credit

The Funds are participants in an uncommitted, secured $500,000,000 line of credit with U.S. Bank, N.A. (the “Bank”), the Funds’ custodian, to be used to fund shareholder redemption requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of July 27, 2024. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate per annum. Since each Fund participates in this line of credit, there is no assurance that an individual fund will have access to all or any part of the $500,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at September 30, 2023. There were no borrowings made by the Funds under the line of credit during the year ended September 30, 2023.

11. Significant Risks

Shareholder concentration risk:

As of September 30, 2023, the Funds had broker-dealer omnibus accounts which each owned more than 10% of a Fund’s outstanding shares as shown below:

76

NOTES TO FINANCIAL STATEMENTS

	# of Omnibus Accounts	% of Fund
SMID Cap Growth Fund	1	64.9%
Enterprise Fund	1	11.1%
Small Cap Core Fund	2	24.7%
Microcap Value Fund	1	21.9%
Small Cap Value Fund	1	20.5%

In addition, one unaffiliated shareholder owned 17.6% of Small Cap Core Fund as of September 30, 2023. Significant transactions by these shareholders may impact the Funds’ performance.

Market risk

One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

In response to political and military actions undertaken by Russia, the U.S., European Union and other jurisdictions have imposed economic sanctions against certain Russian individuals, entities and sectors. These sanctions and the threat of further sanctions may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Sanctions could impair a fund’s ability to invest in accordance with its investment program, to determine the overall value of its net assets, and to sell holdings as needed to meet shareholder redemptions. As of September 30, 2023, none of the Funds’ investments were in violation of such sanctions.

Industry and sector focus risk

At times the Funds may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

12. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

77

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund, and RBC Small Cap Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund, and RBC Small Cap Value Fund (five of the funds constituting RBC Funds Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2023, the related statements of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 21, 2023

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

78

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to report the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2020 Form 1099-DIV.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended September 30, 2023, the following Funds had a qualified dividend income percentage of:

Qualified Dividend Income
Small Cap Core Fund	39.27%
Microcap Value Fund	100.00%
Small Cap Value Fund	56.16%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended September 30, 2023 qualify for the corporate dividends received deduction:

Dividends Received Deduction
Small Cap Core Fund	41.51%
Microcap Value Fund	100.00%
Small Cap Value Fund	61.01%

For the year ended September 30, 2023, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Small Cap Core Fund	0.29%
Microcap Value Fund	1.39%
Small Cap Value Fund	0.56%

79

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended September 30, 2023, the following Funds had a qualified short term gains percentage of :

Qualified Short-Term Gains
Small Cap Core Fund	1.67%
Microcap Value Fund	2.22%

Pursuant to Internal Revenue Code Section 852(b)(3), SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Microcap Value Fund and Small Cap Value Fund reported $6,223,196, $8,290,732, $8,608,888, $13,455,940 and 583,808 respectively as long-term capital gain distributions for the year ended September 30, 2023.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

80

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to 2018 and 2019 to present)

Leslie H. Garner Jr. (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to 2023); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Phillip G. Goff (59)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2020

Principal Occupation(s) During Past 5 Years: Senior Vice President/Corporate Controller and Funds Treasurer, TIAA (2006 - 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial

Corporation (2004 to present); Greater Twin Cities United Way (2012 to 2020); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (74)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Retired. Independent Consultant (2020 to present); Vice President and Treasurer, Hall Family Foundation (1988 to 2020); Chief Investment Officer, Chinquapin Trust Company (1999 to 2020)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

81

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward, CFA (70)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Brookdale Senior Living Inc. (2008 to 2019)

Christie Zarkovich (49)

Position, Term of Office and Length of Time Served with the Trust: Trustee since March 2023

Principal Occupation(s) During Past 5 Years: Chief Administrative, Financial and Investment Officer, Health Forward Foundation (2021 to present); Investment Director, Chinquapin Trust Company (2019 to 2021); Head of Mission-Related Investing Research, Cambridge Associates (2018 to 2019)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Interested Trustees(1)(2)(3)

David Eikenberg (54)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since October 2022

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc. (2018 to present); Vice President, T. Rowe Price (2010 to 2018)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

82

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

David Eikenberg (54)(5)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since October 2022

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc. (2018 to present); Vice President, T. Rowe Price (2010 to 2018)

Kathleen A. Hegna (56)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Head, Fund Operations (US), RBC Global Asset Management (U.S.) Inc. (September 2022 to present); Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to September 2022)

Christina M. Weber (55)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017)

Jodi DeFeyter (52)

Position, Term of Office and Length of Time Served with the Trust: Assistant Secretary since October 2022

Principal Occupation(s) During Past 5 Years: Director, Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2012 to present)

Tara Tilbury (49)

Position, Term of Office and Length of Time Served with the Trust: Assistant Secretary since October 2022

Principal Occupation(s) During Past 5 Years: Managing Counsel, RBC Global Asset Management (U.S.) Inc. (2018 to present); Vice President and Chief Counsel – Asset Management, Ameriprise Financial, Inc. (2105 to 2018)

(1)

The address of each Trustee/Officer except David Eikenberg is 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402. The address of David Eikenberg is 225 Franklin Street, Boston, Massachusetts 02110.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset

83

MANAGEMENT (UNAUDITED)

Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	David Eikenberg has been determined to be an interested Trustee by virtue of his position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

84

SHARE CLASS INFORMATION (UNAUDITED)

The RBC Equity Funds offer three share classes. These three share classes are the A, R6 and I classes.

Class A

Class A shares are offered by all Funds and are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 5.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are available in all Funds. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in SMID Cap Growth Fund, Small Cap Core Fund and Small Cap Value Fund. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

85

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023 through September 30, 2023.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Expenses Paid During Period1 4/1/23–9/30/23	Annualized Expense Ratio During Period 4/1/23–9/30/23
SMID Cap Growth Fund
	Class A	$1,000.00	$ 990.30	$5.24	1.05%
	Class I	1,000.00	990.90	4.04	0.81%
	Class R6	1,000.00	991.60	3.79	0.76%
Enterprise Fund
	Class A	1,000.00	1,021.80	6.64	1.31%
	Class I	1,000.00	1,023.40	5.38	1.06%
Small Cap Core Fund
	Class A	1,000.00	1,024.40	5.73	1.13%
	Class I	1,000.00	1,025.10	4.52	0.89%
	Class R6	1,000.00	1,025.00	4.37	0.86%
Microcap Value Fund
	Class A	1,000.00	1,016.20	6.57	1.30%
	Class I	1,000.00	1,017.00	5.31	1.05%
Small Cap Value Fund
	Class A	1,000.00	1,042.40	5.58	1.09%
	Class I	1,000.00	1,043.40	4.30	0.84%
	Class R6	1,000.00	1,044.50	4.05	0.79%

1Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

86

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Expenses Paid During Period 4/1/23-9/30/23	Annualized Expense Ratio During Period 4/1/23-9/30/23
SMID Cap Growth Fund
	Class A	$1,000.00	$1,019.80	$5.32	1.05%
	Class I	1,000.00	1,021.01	4.10	0.81%
	Class R6	1,000.00	1,021.26	3.85	0.76%
Enterprise Fund
	Class A	1,000.00	1,018.50	6.63	1.31%
	Class I	1,000.00	1,019.75	5.37	1.06%
Small Cap Core Fund
	Class A	1,000.00	1,019.40	5.72	1.13%
	Class I	1,000.00	1,020.61	4.51	0.89%
	Class R6	1,000.00	1,020.76	4.36	0.86%
Microcap Value Fund
	Class A	1,000.00	1,018.55	6.58	1.30%
	Class I	1,000.00	1,019.80	5.32	1.05%
Small Cap Value Fund
	Class A	1,000.00	1,019.60	5.52	1.09%
	Class I	1,000.00	1,020.86	4.26	0.84%
	Class R6	1,000.00	1,021.11	4.00	0.79%

87

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreements

In September 2023, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreement (“Agreement”) with the Advisor for each Fund for an additional year.

As part of their review of the Agreement, the Trustees requested and considered information regarding the advisory services performed by the Advisor; the staffing and qualifications of the personnel responsible for operating and managing the Funds; and the Funds’ performance, fees, and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year, information presented at both a special meeting held to review requested material related to the proposed renewals and a regular meeting at which the proposed renewals were considered, and their experience with the management and portfolio management teams over the years. The information included material provided by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc., an independent statistical compilation company, providing comparative fee and expense information and comparative performance information for the Funds vs. funds in the same category and funds in more tailored peer groups. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the Advisor’s ongoing management of the Funds. The Trustees reviewed the nature and quality of the services provided to the Funds by the Advisor, including information as to each Fund’s performance relative to appropriate index benchmarks as well as their respective Morningstar categories and peer groups. For several of the Funds, the Board also reviewed comparative information with respect to custom peer groups designed to align more closely with the Funds’ specific investment strategies. The Board noted that the Enterprise and Microcap Value Funds had outperformed the microcap benchmark for the year-to-date and trailing 1, 3 and 5 year periods, with mixed results vs. their custom peer group; the absolute performance of the Small Cap Core and Small Cap Value Funds was favorable over all periods with significant outperformance over the benchmarks and peers in the near term; and the absolute performance of the SMID Cap Growth Fund was consistently favorable over the long term with the Fund performing in the top half of its peer groups for the year-to-date and trailing 1, 3 and 5 year periods. The Board was satisfied with the Funds’ performance.

The Trustees recognized the strong research and fundamental analysis capabilities of the Advisor’s investment teams and their extensive portfolio management experience, as well as the Advisor’s effective trading, operational, and compliance structure and systems. The Trustees also noted the Advisor’s application of portfolio engineering approaches to the management of the funds. The Trustees reviewed advisory fee and expense information for each Fund compared to similarly situated funds, including information regarding other client accounts advised or sub-advised by the Advisor with similar investment strategies and the reasons for any differences in fees. The Trustees considered, and viewed favorably, the arrangements to subsidize Fund expenses at competitive levels through expense limitation agreements with the Adviser. The Trustees noted that advisory fees and expense ratios were competitive and, in particular, that none of the Funds had total net expenses that exceeded the median of its peer group.

The Trustees also reviewed reports from the Advisor regarding its management of other investment client accounts with similar strategies, including the advisory fees paid and the reasons for differences in fees, which included liquidity management and matters related to mutual fund operations. The Trustees reviewed profitability data—including year-over-year variances—for the Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds, including soft dollar research. The Board also noted that the Advisor does not receive any additional fee for its administrative services to the Funds.

88

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were fair and reasonable in light of the nature and quality of services provided under all of the circumstances and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it was in the interests of the Funds and their shareholders for the Trustees to approve the continuation of the Agreement and the expense limitation agreements for the Funds for an additional year. In arriving at their collective decision to approve the renewal of the Agreement, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

89

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96

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.com

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2023.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds.

RBC Funds are distributed by Quasar Distributors LLC.

This product is made of material from well-managed FSC®-certified forests,

recycled materials, and other controlled sources.

RBCF-EQ AR 09-23

Annual Report
For the year ended September 30, 2023
RBC BlueBay U.S. Government Money Market Fund (formerly, U.S. Government Money Market Fund)

	RBC Funds

About your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

	We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.com.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.com; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the SEC on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling the Funds at 1-800-422-2766.

A schedule of the Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-PORT. This information is available on the Commission’s website at http://www.sec.gov and on the Funds’ website at www.dfinview.com/usrbcgam.

Table of	Letter from the Portfolio Managers	1
Contents	Money Market Portfolio Managers	3
	Performance Summary (Unaudited)	4
	Schedule of Portfolio Investments	6
	Financial Statements
	- Statement of Assets and Liabilities	14
	- Statement of Operations	16
	- Statements of Changes in Net Assets	17
	Financial Highlights	18
	Notes to Financial Statements	21
	Report of Independent Registered Public Accounting Firm	29
	Other Federal Income Tax Information (Unaudited)	30
	Management (Unaudited)	31
	Supplemental Information (Unaudited)	35
	Approval of Investment Advisory Agreements (Unaudited)	37

LETTER FROM THE PORTFOLIO MANAGERS

At RBC Global Asset Management (U.S.) Inc., we understand the high priority that our shareholders place on addressing their liquidity needs while striving to ensure their wealth is preserved. While there were many headwinds throughout the past year, the RBC BlueBay U.S. Government Money Market Fund (the “Fund”) continued to provide a solid financial solution for our shareholders.

Interest rates continued to march higher over the past twelve months. Since the beginning of October 2022, the Federal Open Market Committee (“FOMC”) has raised the Federal Funds rate eight times. Inflation is the key focus for the Federal Reserve (the “Fed”) as U.S. Consumer Price Index (“CPI”) readings continue to be at multi-decade highs. By the end of September 2023, the Federal Funds rate was in a range of 5.25%-5.50%. For perspective, at the beginning of 2023, that rate was in the range of 4.25%-4.50%. Persistently high CPI inflation prints continued to drive the many hikes and intensify the Fed’s hawkish sentiment throughout the year. The Fed is now cautiously considering another hike in 2023, and market participants are pricing in one more hike for the balance of the calendar year. Potential outcomes continue to be wide ranging as investors assess whether the Fed can successfully control inflation while orchestrating a soft landing for the economy. However, a recession in 2024 seems increasingly likely.

U.S. Treasury yields continued to rise throughout the year. By September 30, both the 3-month Treasury bill and the 12-month Treasury bill yielded 5.45%. This represents a calendar year-to-date increase of 81 basis points (“bps”) and 79 bps, respectively. Although the magnitude of the curve inversion has decreased, the yield curve remains inverted as we begin October. The yield spreads between 10-year Treasury and 2-year Treasury (the “2s10s yield curve”) and between 30-year Treasury and 2-year Treasury (the “2s30s yield curve”) started the calendar year at -55 bps and -46 bps, respectively. The 2s10s ended September at -47 bps and the 2s30s ended at -34 bps. Most of this course reversal occurred in recent months as the long end of the curve sold off more significantly than the short end. The rise in yields continues to be notable, and will likely be volatile, particularly around key data releases and Fed speak.

Government money market funds came into 2023 with considerable momentum as short yields showed value relative to longer-dated maturities. This tailwind for the space remains in place today. This positive technical was further aided as consumer and small business bank deposits shifted to money market and short duration investments amidst regional banking uncertainty in the U.S. As we continue to navigate this uncertain and volatile environment, we actively look for opportunities to add incremental yield in the Fund and seek to maintain a stable net asset value.

Thank you for your continued confidence and trust in the RBC Funds.
Sincerely,
Brandon T. Swensen, CFA Senior Portfolio Manager, U.S. Fixed Income RBC Global Asset Management (U.S.) Inc.
Brian Svendahl, CFA Senior Portfolio Manager, U.S. Fixed Income RBC Global Asset Management (U.S.) Inc.

1

LETTER FROM THE PORTFOLIO MANAGERS

  Past performance does not guarantee future results.

The name of the fund was changed from U.S. Government Money Market Fund to RBC BlueBay U.S. Government Money Market Fund on July 26, 2023.

Opinions expressed are subject to change, not guaranteed, and not recommendations to buy or sell any security.

The Consumer Price Index (“CPI”) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas.

A basis point is a unit of measure equal to one one-hundredth of a percent.

The U.S. Treasury yield curve represents the yield of a U.S. Treasury bond at different maturities. A U.S. Treasury bond is theoretically considered to be free of default risk, and represents the minimum yield investors are prepared to accept for bonds of different maturities.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

2

MONEY MARKET PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”), serves as the investment advisor to the Fund. RBC GAM-US employs a team approach to the management of the RBC BlueBay U.S. Government Money Market Fund, with no individual team member being solely responsible for the investment decisions. The Fund’s management team has access to RBC GAM-US’s investment research and other money management resources.

Brandon Swensen, CFA

BlueBay Senior Portfolio Manager

Brandon is a BlueBay senior portfolio manager on the BlueBay Fixed Income team at RBC Global Asset Management (U.S.) Inc. In addition to co-leading the fixed income group based in Minneapolis, he is a portfolio manager for several cash management and core solutions. Brandon began his career in the investment industry in 1998 and held positions as a research analyst and financial analyst prior to joining the RBC GAM Mortgage and Government team in 2000. Brandon holds an MBA in Finance from the University of St. Thomas and a Bachelor of Science in Finance from St. Cloud State University. He is also a CFA® charterholder.

Brandon T. Swensen, CFA

Brian Svendahl, CFA

BlueBay Senior Portfolio Manager

Brian is a BlueBay senior portfolio manager on the BlueBay Fixed Income team at RBC Global Asset Management (U.S.) Inc. He has had a leadership role within the Minneapolis-based fixed income group since 2012 and has been the lead portfolio manager for the firm’s impact investing strategies since 2006. He also managed many government and mortgage strategies. Brian joined the organization in 2005, having held risk management, research, and trading positions with a large American multinational financial services company since 1992. Brian holds an MBA, a BBA in Finance and a Bachelor of Science in Economics from the University of Minnesota. He is also a CFA® charterholder and a Financial Risk Manager (FRM®).

Brian Svendahl, CFA

3

	PERFORMANCE SUMMARY (UNAUDITED)

Investment Objective

The Fund is a money market fund that seeks to achieve as high a level of current income obtainable from investments in short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity.

			7-Day Annualized Yield
		Total Return for the Year Ended September 30, 2023	September 30, 2023	September 30, 2022
	Class A(1)	1.58%	5.14%	n/a
	RBC Institutional Class 1	4.54%	5.27%	2.55%
	RBC Institutional Class 2	4.39%	5.14%	2.40%
	RBC Investor Class	3.64%	4.44%	1.67%

	(1) The inception date for Class A shares is June 8, 2023.

	Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to most recent month-end go to www.rbcgam.us.

	The yield quotations more closely reflect the current earnings of the Fund than the total return quotations.

4

PERFORMANCE SUMMARY (UNAUDITED)

Money Market Maturity Schedule		Asset Allocation
As a percentage of value of investments based on effective maturity as of September 30, 2023.

	RBC BlueBay U.S. Government Money Market Fund
Less than 8 days	74.8%
8 to 14 days	0.0%
15 to 30 days	18.1%
31 to 180 days	5.7%
Over 180 days	1.4%

5

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay U.S. Government Money Market Fund

September 30, 2023

Principal Amount		Value
U.S. Government Agency Backed Mortgages — 21.07%
Federal Farm Credit — 10.15%
$25,000,000	0.00%, 10/16/23(a),(b)	$24,948,438
25,000,000	(3 mo. U.S. Treasury Money Market Yield - 0.015%), 5.39%, 1/29/24(c)	25,007,384
99,000,000	(SOFR RATE + 0.025%), 5.34%, 10/27/23(c)	99,000,000
87,000,000	(SOFR RATE + 0.045%), 5.36%, 10/16/23(c)	87,000,000
64,000,000	(SOFR RATE + 0.055%), 5.37%, 1/10/24(c)	64,000,000
75,000,000	(SOFR RATE + 0.120%), 5.43%, 5/1/25(c)	75,000,000
50,000,000	(SOFR RATE + 0.130%), 5.44%, 4/10/25(c)	49,992,483
58,000,000	(SOFR RATE + 0.130%), 5.44%, 1/28/25(c)	58,000,000
50,000,000	(SOFR RATE + 0.140%), 5.45%, 4/25/25(c)	49,969,246
50,000,000	(SOFR RATE + 0.140%), 5.45%, 2/26/25(c)	49,993,188
35,000,000	(SOFR RATE + 0.150%), 5.46%, 3/17/25(c)	34,975,003
11,000,000	(SOFR RATE + 0.150%), 5.46%, 1/3/25(c)	11,000,000
32,000,000	(SOFR RATE + 0.150%), 5.46%, 5/27/25(c)	32,000,000
100,000,000	(SOFR RATE + 0.150%), 5.46%, 7/11/25(c)	100,000,000
70,000,000	(SOFR RATE + 0.155%), 5.47%, 5/2/25(c)	70,000,000
45,000,000	(SOFR RATE + 0.155%), 5.47%, 8/28/25(c)	45,000,000
100,000,000	(SOFR RATE + 0.155%), 5.47%, 9/5/25(c)	100,000,000
40,000,000	(SOFR RATE + 0.155%), 5.47%, 9/15/25(c)	39,996,265
90,000,000	(SOFR RATE + 0.155%), 5.47%, 9/25/25(c)	90,000,000
75,000,000	(SOFR RATE + 0.160%), 5.47%, 7/7/25(c)	75,000,000
40,000,000	(SOFR RATE + 0.180%), 5.49%, 4/28/25(c)	40,023,378
50,000,000	(SOFR RATE + 0.180%), 5.49%, 3/7/25(c)	50,000,000
53,000,000	Series 0001, (SOFR RATE + 0.120%), 5.43%, 1/21/25(c)	53,000,000
30,000,000	Series 0001, (SOFR RATE + 0.195%), 5.51%, 6/2/25(c)	30,000,000

		1,353,905,385

Federal Home Loan Banks — 10.92%
101,270,000	0.00%, 11/15/23(a),(b)	100,627,041
50,000,000	0.00%, 10/4/23(a),(b)	49,978,500
25,000,000	5.30%, 3/6/24	25,000,000
12,000,000	0.00%, 3/1/24(a),(b)	11,745,400
194,760,000	0.00%, 10/27/23(a),(b)	194,061,927
63,475,000	0.00%, 10/6/23(a),(b)	63,428,892
55,408,000	0.00%, 11/24/23(a),(b)	54,973,912
100,000,000	5.50%, 8/12/24	99,984,764
30,000,000	0.00%, 10/17/23(a),(b)	29,933,333
50,000,000	0.00%, 11/17/23(a),(b)	49,658,924
75,000,000	(SOFR RATE + 0.120%), 5.43%, 5/1/25(c)	75,000,000
75,000,000	(SOFR RATE + 0.120%), 5.43%, 11/25/24(c)	75,000,000
50,000,000	(SOFR RATE + 0.130%), 5.44%, 2/10/25(c)	50,000,000
75,000,000	(SOFR RATE + 0.140%), 5.45%, 4/21/25(c)	75,000,000
200,000,000	(SOFR RATE + 0.155%), 5.47%, 8/22/25(c)	200,000,000
100,000,000	(SOFR RATE + 0.155%), 5.47%, 9/29/25(c)	100,000,000
75,000,000	(SOFR RATE + 0.160%), 5.47%, 7/10/25(c)	75,000,000

6

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay U.S. Government Money Market Fund (cont.)

September 30, 2023

Principal Amount		Value
$55,000,000	(SOFR RATE + 0.170%), 5.48%, 4/1/25(c)	$55,022,116
75,000,000	Series 0001, (SOFR RATE + 0.140%), 5.45%, 5/19/25(c)	75,000,000

		1,459,414,809

Total U.S. Government Agency Backed Mortgages		2,813,320,194

(Cost $2,813,320,194)

U.S. Government Agency Obligations — 6.85%
U.S. International Development Finance Corp. — 6.85%
25,435,000	0.00%, 12/14/23(b)	26,464,344
10,500,000	0.00%, 6/21/24(b)	10,665,337
10,775,000	0.00%, 7/23/24(b)	10,892,326
10,755,000	0.00%, 7/23/24(b)	10,872,109
5,000,000	0.00%, 8/11/24(b)	5,040,967
15,000,000	0.00%, 8/16/24(b)	15,110,852
16,700,000	0.00%, 9/30/24(b)	16,700,000
7,300,000	0.00%, 9/30/24(b)	7,300,000
5,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 5.45%, 8/15/29(c)	5,000,000
19,259,259	(US Treasury Bill Yield 3-Month + 0.000%), 5.45%, 3/15/30(c)	19,259,259
8,305,840	(US Treasury Bill Yield 3-Month + 0.000%), 5.45%, 4/20/35(c)	8,305,840
750,000	(US Treasury Bill Yield 3-Month + 0.000%), 5.54%, 5/15/24(c)	750,000
692,308	(US Treasury Bill Yield 3-Month + 0.000%), 5.54%, 5/15/24(c)	692,308
681,819	(US Treasury Bill Yield 3-Month + 0.000%), 5.54%, 5/15/24(c)	681,819
625,000	(US Treasury Bill Yield 3-Month + 0.000%), 5.54%, 5/15/24(c)	625,000
4,190,476	(US Treasury Bill Yield 3-Month + 0.000%), 5.54%, 8/15/25(c)	4,190,476
4,000,001	(US Treasury Bill Yield 3-Month + 0.000%), 5.54%, 8/15/25(c)	4,000,001
3,826,087	(US Treasury Bill Yield 3-Month + 0.000%), 5.54%, 8/15/25(c)	3,826,087
3,333,333	(US Treasury Bill Yield 3-Month + 0.000%), 5.54%, 8/15/25(c)	3,333,333
842,105	(US Treasury Bill Yield 3-Month + 0.000%), 5.54%, 8/15/25(c)	842,105
3,184,211	(US Treasury Bill Yield 3-Month + 0.000%), 5.54%, 5/15/26(c)	3,184,211
2,444,445	(US Treasury Bill Yield 3-Month + 0.000%), 5.54%, 5/15/26(c)	2,444,445
1,210,000	(US Treasury Bill Yield 3-Month + 0.000%), 5.54%, 5/15/26(c)	1,210,000
15,256,603	(US Treasury Bill Yield 3-Month + 0.000%), 5.54%, 1/15/30(c)	15,256,603
1,115,789	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 3/15/24(c)	1,115,789
10,946,439	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 6/20/27(c)	10,946,439
6,500,002	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 6/20/27(c)	6,500,002
5,625,001	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 6/20/27(c)	5,625,001
4,050,002	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 6/20/27(c)	4,050,002
3,475,001	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 6/20/27(c)	3,475,001
3,300,001	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 6/20/27(c)	3,300,001
2,500,001	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 6/20/27(c)	2,500,001
11,285,713	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 9/20/27(c)	11,285,713
5,757,576	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 6/15/28(c)	5,757,576
3,840,303	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 6/15/28(c)	3,840,303
32,500,000	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 3/15/30(c)	32,500,000
6,357,000	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 5/15/30(c)	6,357,000
31,931,249	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 9/20/32(c)	31,931,249

7

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay U.S. Government Money Market Fund (cont.)

September 30, 2023

Principal Amount		Value
$6,987,180	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 10/15/32(c)	$6,987,180
3,910,257	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 11/15/33(c)	3,910,257
8,827,920	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 6/15/34(c)	8,827,920
8,269,284	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 6/15/34(c)	8,269,284
6,076,405	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 6/15/34(c)	6,076,405
24,624,236	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 7/7/40(c)	24,624,236
23,568,912	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 7/7/40(c)	23,568,912
13,191,555	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 7/7/40(c)	13,191,555
12,971,696	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 7/7/40(c)	12,971,696
9,229,691	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 7/7/40(c)	9,229,691
6,001,947	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 7/7/40(c)	6,001,947
3,957,467	(US Treasury Bill Yield 3-Month + 0.000%), 5.55%, 7/7/40(c)	3,957,466
3,500,000	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 6/15/25(c)	3,500,000
6,012,632	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 9/15/25(c)	6,012,632
7,920,000	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 9/15/26(c)	7,920,000
5,000,000	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 9/15/26(c)	5,000,000
3,950,000	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 12/15/26(c)	3,950,000
20,416,665	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 1/20/27(c)	20,416,665
6,684,091	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 9/30/27(c)	6,684,091
60,151,500	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 2/15/28(c)	60,151,500
34,638,461	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 6/20/28(c)	34,638,461
7,875,000	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 11/15/28(c)	7,875,000
22,333,334	(US Treasury Bill Yield 3-Month + 0.070%), 5.60%, 8/15/29(c)	22,333,334
9,900,000	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 8/15/29(c)	9,900,000
40,950,000	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 3/15/30(c)	40,950,000
10,472,222	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 10/15/30(c)	10,472,222
2,989,359	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 12/15/33(c)	2,989,359
20,973,600	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 1/20/35(c)	20,973,600
16,691,490	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 1/20/35(c)	16,691,490
16,254,540	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 1/20/35(c)	16,254,540
15,730,200	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 1/20/35(c)	15,730,200
12,234,600	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 1/20/35(c)	12,234,580
7,340,760	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 1/20/35(c)	7,340,760
6,903,810	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 1/20/35(c)	6,903,810
4,369,500	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 1/20/35(c)	4,369,500
1,398,240	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 1/20/35(c)	1,398,240
22,090,000	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 4/20/35(c)	22,090,000
18,378,880	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 4/20/35(c)	18,378,880
18,202,160	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 4/20/35(c)	18,202,160
13,695,800	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 4/20/35(c)	13,695,800
13,430,720	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 4/20/35(c)	13,430,720
7,687,320	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 4/20/35(c)	7,687,320
7,245,520	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 4/20/35(c)	7,245,520
6,450,280	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 4/20/35(c)	6,450,280
4,418,000	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 4/20/35(c)	4,418,000
5,413,760	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 3/30/37(c)	5,413,760

8

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay U.S. Government Money Market Fund (cont.)

September 30, 2023

Principal Amount		Value
$ 14,606,370	(US Treasury Bill Yield 3-Month + 0.000%), 5.60%, 11/20/37(c)	$14,606,370
4,200,000	5.90%, 9/30/24(b)	4,200,000

		913,956,842

Total U.S. Government Agency Obligations		913,956,842

(Cost $913,956,842)

U.S. Treasury Obligations — 2.09%
U.S. Cash Management Bill — 0.56%
25,000,000	5.18%, 10/19/23(a)	24,936,641
25,000,000	5.26%, 11/16/23(a)	24,836,141
25,000,000	5.43%, 11/9/23(a)	24,856,472

		74,629,254

U.S. Treasury Floating Rate Notes — 1.53%
150,000,000	(3 mo. U.S. Treasury Money Market Yield - 0.075%), 5.33%, 4/30/24(c)	149,970,588
25,000,000	(3 mo. U.S. Treasury Money Market Yield + 0.037%), 5.44%, 7/31/24(c)	25,005,630
30,000,000	(3 mo. U.S. Treasury Money Market Yield + 0.140%), 5.54%, 10/31/24(c)	29,970,856

		204,947,074

Total U.S. Treasury Obligations		279,576,328

(Cost $279,576,328)

Variable Rate Demand Note — 0.10%
Municipal Bonds — 0.10%
New York — 0.10%
3,900,000	New York City Housing Development Corp. 90 West Street Revenue, Series B, 5.33%, 3/15/36, (Credit Support: Fannie Mae), Callable 9/29/23 @ 100(d)	3,900,000
2,800,000	New York State Housing Finance Agency Series B, 5.36%, 5/15/33, (Credit Support: Fannie Mae), Callable 9/29/23 @ 100(d)	2,800,000
6,100,000	New York State Housing Finance Agency 316 11th Avenue Housing Revenue, Series B, 5.33%, 5/15/41, (Credit Support: Fannie Mae), Callable 9/29/23 @ 100(d)	6,100,000

		12,800,000

		12,800,000

Total Variable Rate Demand Note		12,800,000

(Cost $12,800,000)

9

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay U.S. Government Money Market Fund (cont.)

September 30, 2023

Principal Amount		Value
Repurchase Agreements — 68.15%
$350,000,000	Citigroup Global Markets, Inc., dated 9/30/23; due 10/2/23 at 5.30% with maturity value of $ 350,154,583 (fully collateralized by Fannie Mae and Ginnie Mae securities with maturity dates ranging from 2/1/53 to 9/1/53 at rates ranging from 4.00% to 7.00%, aggregate original par and fair value of $388,599,123 and $357,000,000, respectively)	$350,000,000
250,000,000	Citigroup Global Markets, Inc., dated 9/30/23; due 10/2/23 at 5.30% with maturity value of $ 250,110,417 (fully collateralized by Federal Home Loan Bank , Fannie Mae , Freddie Mac , Federal Farm Credit Bank securities and U.S. Treasury securities with maturity dates ranging from 10/12/23 to 8/15/48 at rates ranging from 0.00% to 6.25%, aggregate original par and fair value of $262,392,727 and $255,000,000, respectively)	250,000,000
200,000,000	Citigroup Global Markets, Inc., dated 9/30/23; due 10/03/23 at 5.30% with maturity value of $200,206,111 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 5/15/24 to 5/15/30 at rate of 0.00%, aggregate original par and fair value of $242,104,249 and $204,000,000, respectively)	200,000,000

	Total Value of Citigroup Global Markets, Inc., (collateral value of $ 816,000,000)	800,000,000

150,000,000	Credit Agricole Corporate and Investment Bank, dated 9/30/23; due 10/02/23 at 5.24% with maturity value of $150,065,500 (fully collateralized by Fannie Mae and U.S. Treasury securities with maturity dates ranging from 9/30/25 to 8/1/51 at rates ranging from 0.25% to 2.50%, aggregate original par and fair value of $203,713,920 and $153,000,016, respectively)	150,000,000
95,000,000	Credit Agricole Corporate and Investment Bank, dated 9/30/23; due 10/02/23 at 5.30% with maturity value of $95,041,958 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 8/31/25 to 8/15/26 at rates ranging from 4.38% to 5.00%, aggregate original par and fair value of $96,966,100 and $96,900,068, respectively)	95,000,000

	Total Value of Credit Agricole Corporate and Investment Bank, (collateral value of $ 249,900,084)	245,000,000

250,000,000	Deutsche Bank Securities, dated 9/30/23; due 10/02/23 at 5.30% with maturity value of $250,110,417 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 8/15/26 to 11/15/42 at rates ranging from 4.00% to 4.38%, aggregate original par and fair value of $258,086,600 and $255,000,045, respectively)	250,000,000

	Total Value of Deutsche Bank Securities, (collateral value of $ 255,000,045)	250,000,000

10

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay U.S. Government Money Market Fund (cont.)

September 30, 2023

Principal Amount		Value
$5,450,000,000	Federal Reserve, dated 9/30/23; due 10/02/23 at 5.30% with maturity value of $5,452,407,083 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 5/31/24 to 8/15/43 at rates ranging from 0.63% to 3.63% , aggregate original par and fair value of $6,924,790,400 and $5,452,407,097, respectively)	$5,450,000,000

	Total Value of Federal Reserve, (collateral value of $ 5,452,407,097)	5,450,000,000

300,000,000	Fixed Income Clearing Corporation, dated 9/30/23; due 10/02/23 at 5.30% with maturity value of $300,132,500 (fully collateralized by U.S. Treasury security with maturity date of 11/15/41 at a rate 2.00% , aggregate original par and fair value of $466,435,500 and $306,000,066, respectively)	300,000,000

	Total Value of Fixed Income Clearing Corporation, (collateral value of $ 306,000,066)	300,000,000

200,000,000	Goldman Sachs & Co., dated 9/30/23; due 10/03/23 at 5.30% with maturity value of $ 200,206,111.00 (fully collateralized by Freddie Mac , Fannie Mae , Ginnie Mae and U.S. Treasury securities with maturity dates ranging from 12/19/23 to 12/15/61 at rates ranging from 0.00% to 6.50%, aggregate original par and fair value of $360,453,230 and $204,000,001, respectively)	200,000,000

	Total Value of Goldman Sachs & Co., (collateral value of $ 204,000,001)	200,000,000

100,000,000	ING Financial Markets LLC, dated 9/30/23; due 10/02/23 at 5.30% with maturity value of $100,044,167 (fully collateralized by U.S. Treasury security with maturity date of 3/15/25 at a rate 1.75% , aggregate original par and fair value of $100,000,000 and $102,143,261, respectively)	100,000,000

	Total Value of ING Financial Markets LLC, (collateral value of $ 102,143,261)	100,000,000

11

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay U.S. Government Money Market Fund (cont.)

September 30, 2023

Principal Amount		Value
$500,000,000	Merrill Lynch, Pierce, Fenner, Smith, dated 9/30/23; due 10/02/23 at 5.30% with maturity value of $500,220,833 (fully collateralized by Freddie Mac securities with maturity dates ranging from 9/1/35 to 10/1/53 at rates ranging from 1.50% to 6.50%, aggregate original par and fair value of $786,270,332 and $510,000,001, respectively)	$500,000,000
105,000,000	Merrill Lynch, Pierce, Fenner, Smith, dated 9/30/23; due 10/02/23 at 5.29% with maturity value of $105,046,288 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 4/15/28 to 7/15/28 at rates ranging from 0.75% to 1.25%, aggregate original par and fair value of $103,657,100 and $107,100,109, respectively)	105,000,000

	Total Value of Merrill Lynch, Pierce, Fenner, Smith, (collateral value of $ 617,100,110)	605,000,000

300,000,000	National Australia Bank, dated 9/30/23; due 10/02/23 at 5.30% with maturity value of $300,132,500 (fully collateralized by U.S. Treasury security with maturity date of 10/31/27 at a rate 0.50% , aggregate original par and fair value of $300,000,000 and $306,170,787, respectively)	300,000,000

	Total Value of National Australia Bank, (collateral value of $ 306,170,787)	300,000,000

200,000,000	TD Securities (USA), dated 9/30/23; due 10/03/2023 at 5.31% with maturity value of $200,206,500 (fully collateralized by Freddie Mac securities with maturity dates ranging from 2/1/52 to 5/1/53 at a rates ranging from 2.50% to 6.00%, aggregate original par and fair value of $244,209,249 and $204,000,000, respectively)	200,000,000
200,000,000	TD Securities (USA), dated 9/30/23; due 10/04/2023 at 5.31% with maturity value of $200,206,500 (fully collateralized by Freddie Mac securities with maturity dates ranging from 1/1/53 to 9/1/53 at rates ranging from 6.00% to 6.50%, aggregate original par and fair value of $208,869,714 and $204,000,000, respectively)	200,000,000

	Total Value of TD Securities (USA), (collateral value of $ 408,000,000)	400,000,000

450,000,000	Wells Fargo Securities LLC, dated 9/30/23; due 11/02/2023 at 5.36% with maturity value of $452,814,000 (fully collateralized by Freddie Mac securities with maturity dates ranging from 4/1/24 to 9/1/53 at rates ranging from 1.50% to 6.50%, aggregate original par and fair value of $625,649,252 and $459,000,000, respectively)	450,000,000

	Total Value of Wells Fargo Securities LLC, (collateral value of $ 459,000,000)	450,000,000

12

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay U.S. Government Money Market Fund (cont.)

September 30, 2023

Principal Amount	Value

Total Repurchase Agreements	9,100,000,000

(Cost $9,100,000,000)

Total Investments	$13,119,653,364
(Cost $13,119,653,364)(e) — 98.26%

Other assets in excess of liabilities — 1.74%	232,245,778

NET ASSETS — 100.00%	$13,351,899,142

(a)	Represents effective yield to maturity on date of purchase.

(b)	Zero Coupon Bond. The rate represents the yield at time of purchase.

(c)	Floating rate note. Rate shown is as of report date.

(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Tax cost of securities is equal to book cost of securities.

Abbreviations used are defined below:

SOFR - Secured Overnight Financing Rate

See Notes to the Financial Statements.

13

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

September 30, 2023
RBC BlueBay U.S. Government Money Market Fund

Assets:
Investments, at value (cost $4,019,653,364)	$ 4,019,653,364
Repurchase agreements, at value (cost $9,100,000,000)	9,100,000,000
Cash	247,830,104
Interest and dividend receivable	27,513,611
Receivable from advisor	1,390,496
Receivable for capital shares issued	2,653,000
Prepaid expenses and other assets	54,257

Total Assets	13,399,094,832

Liabilities:
Professional fees payable	4,929
Distributions payable	14,781,806
Payable for investments purchased	28,200,000
Accrued expenses and other payables:
Investment advisory fees	2,287,608
Accounting fees	170,340
Audit fees	55,495
Trustees’ fees	19,316
Distribution fees	1,382,248
Custodian fees	35,478
Shareholder reports	134,693
Transfer agent fees	2,094
Other	121,683

Total Liabilities	47,195,690

Net Assets	$13,351,899,142

Net Assets Consists of:
Capital	$13,351,477,810
Accumulated earnings	421,332

Net Assets	$13,351,899,142

14

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (cont.)

September 30, 2023
RBC BlueBay U.S. Government Money Market Fund
Net Assets
Class A	$408,069
RBC Institutional Class 1	8,243,529,427
RBC Institutional Class 2	3,705,386,657
RBC Investor Class	1,402,574,989

Total	$13,351,899,142

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	408,066
RBC Institutional Class 1	8,243,289,570
RBC Institutional Class 2	3,705,211,428
RBC Investor Class	1,402,603,664

Total	13,351,512,728

Net Asset Values and Redemption Prices Per Share:
Class A	$1.00

RBC Institutional Class 1	$1.00

RBC Institutional Class 2	$1.00

RBC Investor Class	$1.00

See Notes to the Financial Statements.

15

FINANCIAL STATEMENTS

Statement of Operations

For the Year Ended September 30, 2023
RBC BlueBay U.S. Government Money Market Fund
Investment Income:
Interest income	$576,019,035

Expenses:
Investment advisory fees	12,167,591
Distribution fees–Class A	41
Distribution fees–RBC Institutional Class 2	4,916,870
Distribution fees–RBC Investor Class	18,958,000
Accounting fees	723,731
Audit fees	86,804
Custodian fees	166,413
Insurance fees	44,551
Legal fees	805,309
Registrations and filing fees	117,356
Shareholder reports	931,821
Transfer agent fees–Class A	2,148
Transfer agent fees–RBC Institutional Class 1	76,620
Transfer agent fees–RBC Institutional Class 2	10,045
Transfer agent fees–RBC Investor Class	5,934
Trustees’ fees and expenses	633,292
Shareholder services administration fees–RBC Institutional Class 1	2,269,835
Tax expense	5,455
Other fees	532,293

Total expenses before fee waiver/reimbursement	42,454,109
Expenses waived/reimbursed by:
Distributor - Class Specific	(2,613,925)
Shareholder Services Administrator - RBC Institutional Class 1	(2,269,750)
Advisor	(2,111)

Net expenses	37,568,323

Net Investment Income	538,450,712

Realized/Unrealized Gains/(Losses):
Net realized gains from investment transactions	661,146

Change in net assets resulting from operations	$539,111,858

See Notes to the Financial Statements.

16

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC BlueBay U.S. Government Money Market Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
From Investment Activities
Operations:
Net investment income	$538,450,712	$48,994,711
Net realized gains from investments	661,146	113,246

Change in net assets resulting from operations	539,111,858	49,107,957

Distributions to Shareholders:
Class A	(2,008)	—
RBC Institutional Class 1	(331,811,480)	(23,625,621)
RBC Institutional Class 2	(142,876,259)	(16,098,055)
RBC Investor Class	(64,150,146)	(9,278,908)

Change in net assets resulting from shareholder distributions	(538,839,893)	(49,002,584)

Capital Transactions:
Proceeds from shares issued	93,936,872,717	60,873,552,818
Distributions reinvested	378,977,087	38,732,508
Cost of shares redeemed	(89,667,340,055)	(72,563,871,364)

Change in net assets resulting from capital transactions	4,648,509,749	(11,651,586,038)

Net increase/(decrease) in net assets	4,648,781,714	(11,651,480,665)
Net Assets:
Beginning of year	8,703,117,428	20,354,598,093

End of year	$13,351,899,142	$8,703,117,428

Share Transactions:
Issued	93,936,872,717	60,873,552,818
Reinvested	378,977,087	38,732,508
Redeemed	(89,667,340,055)	(72,563,871,364)

Change in shares resulting from capital transactions	4,648,509,749	(11,651,586,038)

See Notes to the Financial Statements.

17

FINANCIAL HIGHLIGHTS

RBC BlueBay U.S. Government Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Period Ended 9/30/23(b)	$ 1.00	0.02	—(c)	0.02	(0.02)	(0.02)	$1.00
RBC Institutional Class 1
Year Ended 9/30/23	$1.00	0.05	(0.01)	0.04	(0.04)	(0.04)	$1.00
Year Ended 9/30/22	1.00	—(c)	0.01	0.01	(0.01)	(0.01)	1.00
Year Ended 9/30/21	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	1.00
Year Ended 9/30/20	1.00	0.01	—(c)	0.01	(0.01)	(0.01)	1.00
Year Ended 9/30/19	1.00	0.02	—(c)	0.02	(0.02)	(0.02)	1.00
RBC Institutional Class 2
Year Ended 9/30/23	$1.00	0.04	—(c)	0.04	(0.04)	(0.04)	$1.00
Year Ended 9/30/22	1.00	—(c)	0.01	0.01	(0.01)	(0.01)	1.00
Year Ended 9/30/21	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	1.00
Year Ended 9/30/20	1.00	0.01	—(c)	0.01	(0.01)	(0.01)	1.00
Year Ended 9/30/19	1.00	0.02	—(c)	0.02	(0.02)	(0.02)	1.00
RBC Investor Class
Year Ended 9/30/23	$1.00	0.03	0.01	0.04	(0.04)	(0.04)	$1.00
Year Ended 9/30/22	1.00	—(c)	—	—	—(c)	—(c)	1.00
Year Ended 9/30/21	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	1.00
Year Ended 9/30/20	1.00	—(c)	—(c)	—(c)	—(c)	—(c)	1.00
Year Ended 9/30/19	1.00	0.01	—(c)	0.01	(0.01)	(0.01)	1.00

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from June 8, 2023, (commencement of operations) to September 30, 2023.

(c)	Less than $0.01 or $(0.01) per share.

18

FINANCIAL HIGHLIGHTS

RBC BlueBay U.S. Government Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return	Net Assets, End of Year (millions)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*
Class A
Period Ended 9/30/23(a)	1.58%(b)	$—	0.25%(c)(d)	4.94%(c)	5.53%(c)
RBC Institutional Class 1
Year Ended 9/30/23	4.54%	$8,244	0.13%(e)	4.74%	0.17%
Year Ended 9/30/22	0.60%	2,724	0.07%(e)	0.29%	0.17%
Year Ended 9/30/21	0.02%	11,201	0.09%(e)	0.02%	0.17%
Year Ended 9/30/20	0.83%	10,821	0.16%(e)	0.43%	0.17%
Year Ended 9/30/19	2.19%	1,916	0.19%	2.17%	0.19%
RBC Institutional Class 2
Year Ended 9/30/23	4.39%	$3,705	0.28%	4.36%	0.28%
Year Ended 9/30/22	0.52%	2,967	0.15%(f)	0.43%	0.27%
Year Ended 9/30/21	0.02%	3,935	0.09%(f)	0.02%	0.27%
Year Ended 9/30/20	0.71%	3,358	0.26%(f)	0.62%	0.27%
Year Ended 9/30/19	2.09%	2,510	0.29%	2.08%	0.29%
RBC Investor Class
Year Ended 9/30/23	3.64%	$1,403	1.00%	3.38%	1.13%
Year Ended 9/30/22	0.25%	3,012	0.36%(g)	0.18%	1.12%
Year Ended 9/30/21	0.02%	5,218	0.08%(g)	0.02%	1.12%
Year Ended 9/30/20	0.34%	2,394	0.54%(g)	0.25%	1.12%
Year Ended 9/30/19	1.37%	1,040	1.00%	1.36%	1.14%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

(a)	For the period from June 8, 2023, (commencement of operations) to September 30, 2023.

(b)	Not annualized.

(c)	Annualized.

(d)

During the period ended September 30, 2023, the Advisor and/or Distributor voluntarily waived a portion of its fees. The Fund’s net expense ratio would increase by an amount of 5.19%, if such voluntary waivers were excluded for the period ended September 30, 2023. See Note 3 – Agreements and Other Transactions with Affiliates and Note 4 – Fund Distribution for more information.

19

FINANCIAL HIGHLIGHTS

RBC BlueBay U.S. Government Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

(e)

During the periods ended September 30, 2023, September 30, 2022, September 30, 2021 and September 30, 2020, the Advisor voluntarily waived a portion of its fees. The Fund’s net expense ratio would increase by an amount of 0.03%, 0.09%, 0.08% and 0.01%, respectively, if such voluntary waivers were excluded for the periods ended September 30, 2023, September 30, 2022, September 30, 2021 and September 30, 2020. See Note 3 – Agreements and Other Transactions with Affiliates and Note 4 – Fund Distribution for more information.

(f)

During the periods ended September 30, 2022, September 30, 2021 and September 30, 2020, the Advisor and/or Distributor voluntarily waived a portion of its fees. The Fund’s net expense ratio would increase by an amount of 0.11%, 0.18% and 0.01%, respectively, if such voluntary waivers were excluded for the periods ended September 30, 2022, September 30, 2021 and September 30, 2020. See Note 3 –Agreements and Other Transactions with Affiliates and Note 4 – Fund Distribution for more information.

(g)

During the periods ended September 30, 2022, September 30, 2021 and September 30, 2020, the Advisor and/or Distributor voluntarily waived a portion of its fees. The Fund’s net expense ratio would increase by an amount of 0.65%, 0.92% and 0.46%, respectively, if such voluntary waivers were excluded for the periods ended September 30, 2022, September 30, 2021 and September 30, 2020. See Note 3 – Agreements and Other Transactions with Affiliates and Note 4 – Fund Distribution for more information.

See Notes to the Financial Statements.

20

NOTES TO FINANCIAL STATEMENTS

September 30, 2023

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 24 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”).Predecessor funds to the Trust were reorganized as portfolios of the Trust effective April 16, 2004. This report includes the RBC BlueBay U.S. Government Money Market Fund (“Fund”).

The Fund offers four share classes: Class A, RBC Institutional Class 1, RBC Institutional Class 2 and RBC Investor Class. Prior to November 9, 2017, the Fund also offered shares in RBC Select Class and RBC Reserve Class.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Fund. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

The Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Fund has elected to use the amortized cost method to value its securities (other than other investment companies) pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, which the Board believes approximates fair market value. The amortized cost method involves valuing a security initially at its cost, and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). If amortized cost no longer approximates fair value due to credit or other impairments of an issuer, the Fund will determine the fair value of its securities by using pricing and valuation procedures approved by the Board. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has designated the Advisor with the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Fund’s securities or other assets and liabilities, and has established a Pricing Committee to assist in carrying out supervisory functions related to such responsibilities. The Pricing Committee includes representatives of the Fund’s Advisor, and Co-Administrator, including personnel from accounting and operations, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Fund’s pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee provides periodic reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board regarding pricing and valuation matters. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

21

NOTES TO FINANCIAL STATEMENTS

In accordance with Rule 2a-7, the fair values of the securities held in the Fund are determined at least once per week using evaluated prices supplied by third-party pricing vendors approved by the Board. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. These security values are then compared to the securities’ amortized cost. If a security price is not available from a pricing service or broker-dealer, or the Advisor determines that a price provided by a pricing service or broker-dealer does not approximate fair value for purposes of this comparison, the security’s fair value will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies approved by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•  Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•  Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•  Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 2 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of the Fund’s investments as of September 30, 2023 is as follows:

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Funds	Quoted Prices	Inputs	Inputs	Total
Assets:
Investments in Securities
RBC BlueBay
U.S. Government Money Market Fund	$—	13,119,653,364	$—	13,119,653,364

Repurchase Agreements:

The Fund may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s

22

NOTES TO FINANCIAL STATEMENTS

agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged by the dealers as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Fund has procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. Details of the counterparties and collateral for repurchase agreements are shown on the Schedule of Portfolio Investments.

Credit Enhancement:

Certain obligations held by the Fund have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

Investment Transactions and Income:

Investment transactions are accounted for on the date the security is bought or sold (“trade date”). Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount.

Expense, Investment Income and Gain/Loss Allocation:

The Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon the Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within the Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within the Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Distributions to Shareholders:

The Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g. paydowns), they are reclassified within the Fund’s capital accounts based on their federal tax basis treatment.

When-Issued Transactions:

The Fund may engage in when-issued transactions. The Fund records when-issued securities on the trade date and maintains sufficient liquidity so that cash will be available to make payment for the

23

NOTES TO FINANCIAL STATEMENTS

securities purchased. Securities purchased on a when-issued basis are valued daily beginning on trade date and begin earning interest on the settlement date. As of September 30, 2023, the Fund held no when-issued securities.

Indemnifications:

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has not had prior claims or losses pursuant to these contracts.

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM-US under which RBC GAM-US manages the Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreement requires the Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of the Fund as follows:

Annual Rate
RBC BlueBay U.S. Government Money Market Fund	0.10%

RBC Institutional Class 1 of the Fund pays an annual shareholder services administration fee of up to 0.05% of the average daily net assets attributable to RBC Institutional Class 1 shares that is used to reimburse or compensate a servicing agent (or pay the Advisor, which the Advisor will use to reimburse or compensate a servicing agent) for its efforts and expenses incurred in connection with servicing shareholder accounts. This shareholder services administration fee is not paid pursuant to Rule 12b-1.

RBC GAM-US has contractually agreed to waive fees and/or reimburse expenses under an expense limitation agreement in order to maintain the net annual Fund operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) at 0.20% for RBC Institutional Class 1 until January 31, 2025. During the year ended September 30, 2023, there were no fees waived under this agreement.

RBC GAM-US serves as co-administrator to the Fund. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services agreement include providing day-to-day administration of matters related to the Fund, maintenance of the records and the preparation of reports. Under the terms of the administrative services agreement, RBC GAM-US does not receive an administration services fee. BNY Mellon receives a fee for its services payable by the Fund based in part on the Fund’s average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statement of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Fund for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $84,000. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other Trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or special board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

24

NOTES TO FINANCIAL STATEMENTS

The Advisor has invested in and, as of September 30, 2023, owns 22,272,607 shares of the Fund, representing 0.2% of total Fund net assets.

4. Fund Distribution:

The Fund has adopted a Shareholder Account and Distribution Services (12b-1) Plan (the “Plan”) with respect to Class A, RBC Institutional Class 2 and RBC Investor Class, in which Quasar Distributors LLC (the “Distributor”) acts as the Fund’s distributor. The Plan permits the Fund to make payments for or to reimburse the Distributor or others, including RBC Capital Markets, LLC, monthly for distribution-related costs and expenses of marketing shares of each share class covered under the Plan, and/or for providing shareholder services. The following chart shows the current Plan fee rate for each class:

	Class A	RBC Institutional Class 2	RBC Investor Class
12b-1 Plan Fee	0.10%	0.15%	1.00%

Plan fees are based on average daily net assets of the applicable class. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority.

Pursuant to a shareholder account and distribution services agreement between the Distributor and RBC Capital Markets, LLC, the Distributor has agreed to compensate RBC Capital Markets, LLC for certain shareholder account servicing support provided to the Fund. RBC Capital Markets, LLC has agreed to waive fees and/or reimburse expenses in order to maintain the net annual Fund operating expenses for each class listed below to the following amounts:

Share Class	Operating Expense Limit
Class A	0.25%
RBC Institutional Class 2	0.30%
RBC Investor Class	1.00%

This expense limitation agreement is in place until January 31, 2025. The Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by RBC Capital Markets, LLC, any expenses in excess of the expense limitation and repay RBC Capital Markets, LLC such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation. At September 30, 2023, the amount subject to possible recoupment under the expense limitation agreement is $2,613,925.

RBC Capital Markets, LLC and/or the Advisor may voluntarily waive and/or reimburse additional Fund operating expenses at any time, such as to maintain a minimum yield in the fund. Any such voluntary program may be modified or discontinued at any time without notice.

For the year ended September 30, 2023, the following distribution fees were waived either contractually or voluntarily:

Share Class	Distribution Fees Waived
Class A	$ 36
RBC Institutional Class 2	74,040
RBC Investor Class	2,539,849

During the year ended September 30, 2023, shareholder servicing fees were voluntarily waived for RBC Institutional Class 1 in the amount of $2,269,750. In addition, the Advisor voluntarily waived fees or reimbursed expenses for Class A in the amount of $2,111 during the year.

25

NOTES TO FINANCIAL STATEMENTS

5. Capital Share Transactions

The number of shares sold, reinvested and redeemed correspond to the net proceeds from sale of shares, reinvestments of dividends and cost of shares redeemed, respectively, since shares are issued, reinvested and redeemed at $1.00 per share.

Transactions for the period were as follows:

	RBC BlueBay U.S. Government Money Market Fund
	For the	For the
	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$406,000	$—
Distributions reinvested	2,067	—

Change in Class A	$408,067	$—

RBC Institutional Class 1
Proceeds from shares issued	$83,136,112,876	$47,378,176,192
Distributions reinvested	172,202,136	12,673,306
Cost of shares redeemed	(77,789,184,784)	(55,867,762,410)

Change in RBC Institutional Class 1	$5,519,130,228	$(8,476,912,912)

RBC Institutional Class 2
Proceeds from shares issued	$7,486,727,325	$7,552,972,925
Distributions reinvested	142,748,302	16,496,567
Cost of shares redeemed	(6,890,856,888)	(8,538,063,178)

Change in RBC Institutional Class 2	$738,618,739	$(968,593,686)

RBC Investor Class
Proceeds from shares issued	$3,313,626,516	$5,942,403,701
Distributions reinvested	64,024,582	9,562,635
Cost of shares redeemed	(4,987,298,383)	(8,158,045,776)

Change in RBC Investor Class	$(1,609,647,285)	$(2,206,079,440)

Change in net assets resulting from capital transactions	$4,648,509,749	$(11,651,586,038)

6. Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of the Fund.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last three tax year ends and the interim tax period since then). Furthermore, management of the

26

NOTES TO FINANCIAL STATEMENTS

Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The tax character of distributions during the year ended September 30, 2023 were as follows:

	Distributions Paid From
				Total
	Ordinary	Net Long Term	Total Taxable	Distributions
	Income	Capital Gains	Distributions	Paid
RBC BlueBay
U.S. Government Money Market Fund	$537,614,906	$90,609	$537,705,515	$537,705,515

The tax character of distributions during the year ended September 30, 2022 were as follows:

	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
RBC BlueBay
U.S. Government Money Market Fund	$35,754,236	$35,754,236	$35,754,236

Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Distributions Payable	Unrealized Appreciation	Other Temporary Differences	Total Accumulated Earnings
$14,845,399	$357,739	$(14,781,806)	$—	$—	$421,332

As of September 30, 2023, the Fund does not have any capital loss carryforward.

Under current tax law, Post-October Capital Losses and Late-Year Ordinary Losses may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund did not have any Post-October Capital Losses or Late-Year Ordinary Losses for the year ending September 30, 2023.

7. Line of Credit

The Fund, along with other Funds within the Trust, participates in an uncommitted, secured $500,000,000 line of credit with U.S. Bank, N.A. (the “Bank”), the Funds’ custodian, to be used to fund shareholder redemption requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of July 27, 2024. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate per annum. Since multiple funds within the Trust participate in this line of credit, there is no assurance that an individual fund will have access to all or any part of the $500,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at September 30, 2023 and there were no borrowings made by the Fund during the period.

8. Significant Risks

Shareholder concentration risk:

As of September 30, 2023, affiliated broker-dealer omnibus accounts owned 38.6% of the Fund’s outstanding shares. Significant transactions by these shareholders may impact the Fund’s performance.

27

NOTES TO FINANCIAL STATEMENTS

Market risk:

One or more markets in which a Fund invests may go down in value, sometimes sharply and unpredictably, and the value of a Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

9. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC BlueBay U.S. Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of RBC BlueBay U.S. Government Money Market Fund (one of the funds constituting RBC Funds Trust, referred to hereafter as the “Fund”) as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 21, 2023

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

29

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund reports a portion of the income dividends distributed during the fiscal year ended September 30, 2023, as U.S. Government Income as 28.86%.

U. S. Government Income represents the amount of interest that was derived from direct U. S. Government obligations. Generally, such interest is exempt from state income tax. For residents of California, New York and Connecticut the statutory threshold requirements were satisfied. Due to the diversity in state and local tax law, it is recommended you consult a tax adviser as to the applicability of the information provided for your specific situation.

The Fund reports a portion of the income dividends distributed during the fiscal year ended September 30, 2023, as Qualified Interest Income as defined in the Internal Revenue Code as 99.94%.

For the year ended September 30, 2023, the Fund has a qualified short term gains percentage of 0.11%.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

30

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to 2018 and 2019 to present)

Leslie H. Garner Jr. (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to 2023); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Phillip G. Goff (59)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2020

Principal Occupation(s) During Past 5 Years: Senior Vice President/Corporate Controller and Funds Treasurer, TIAA (2006 - 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (72)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to 2020); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (74)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Retired. Independent Consultant (2020 to present); Vice President and Treasurer, Hall Family Foundation (1988 to 2020); Chief Investment Officer, Chinquapin Trust Company (1999 to 2020)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

31

MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward, CFA (70)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Brookdale Senior Living Inc. (2008 to 2019)

Christie Zarkovich (49)

Position, Term of Office and Length of Time Served with the Trust: Trustee since March 2023

Principal Occupation(s) During Past 5 Years: Chief Administrative, Financial and Investment Officer, Health Forward Foundation (2021 to present); Investment Director, Chinquapin Trust Company (2019 to 2021); Head of Mission-Related Investing Research, Cambridge Associates (2018 to 2019)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Interested Trustees(1)(2)(3)

David Eikenberg (54)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since October 2022

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc. (2018 to present); Vice President, T. Rowe Price (2010 to 2018)

Number of Portfolios in Fund Complex Overseen by Trustee: 24

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

32

MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

David Eikenberg (54)(5)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since October 2022

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc. (2018 to present); Vice President, T. Rowe Price (2010 to 2018)

Kathleen A. Hegna (56)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Head, Fund Operations (US), RBC Global Asset Management (U.S.) Inc. (September 2022 to present); Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to September 2022)

Christina M. Weber (55)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017)

Jodi DeFeyter (52)

Position, Term of Office and Length of Time Served with the Trust: Assistant Secretary since October 2022

Principal Occupation(s) During Past 5 Years: Director, Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2012 to present)

Tara Tilbury (49)

Position, Term of Office and Length of Time Served with the Trust: Assistant Secretary since October 2022

Principal Occupation(s) During Past 5 Years: Managing Counsel, RBC Global Asset Management

(U.S.) Inc. (2018 to present); Vice President and Chief Counsel – Asset Management, Ameriprise Financial, Inc. (2105 to 2018)

(1)

The address of each Trustee/Officer except David Eikenberg is 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402. The address of David Eikenberg is 225 Franklin Street, Boston, Massachusetts 02110.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset

33

MANAGEMENT (UNAUDITED)

Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	David Eikenberg has been determined to be an interested Trustee by virtue of his position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

34

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023 through September 30, 2023.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Expenses Paid During Period* 4/1/23–9/30/23	Annualized Expense Ratio During Period 4/1/23–9/30/23
RBC BlueBay U.S. Government Money Market Fund
Class A	$1,000.00	$1,015.80	$0.79	0.25%
RBC Institutional Class 1	1,000.00	1,025.60	0.66	0.13%
RBC Institutional Class 2	1,000.00	1,024.80	1.42	0.28%
RBC Investor Class	1,000.00	1,021.20	5.02	0.99%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

35

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Expenses Paid During Period* 4/1/23-9/30/23	Annualized Expense Ratio During Period 4/1/23-9/30/23
RBC BlueBay U.S. Government Money Market Fund
Class A	$1,000.00	$1,014.84	$0.79	0.25%
RBC Institutional Class 1	1,000.00	1,024.42	0.66	0.13%
RBC Institutional Class 2	1,000.00	1,023.66	1.42	0.28%
RBC Investor Class	1,000.00	1,020.10	5.01	0.99%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

36

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)

In September 2023, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Fund, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreement (“Agreement”) with the Advisor for the Fund for an additional year.

As part of their review of the Agreement the Trustees requested and considered information regarding the advisory services performed by the Advisor, the staffing and qualifications of the personnel responsible for operating and managing the Fund, and the Fund’s performance and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewals and a regular meeting at which the proposed renewals were considered, and their experience with the portfolio management team with regard to other products over the years. The information included material provided by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc., an independent statistical compilation company, providing comparative fee and expense information and comparative performance information for the Fund. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under the relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the Advisor’s ongoing management of the Fund. The Trustees reviewed the nature and quality of the services provided to the Fund by the Advisor, including information as to the Fund’s performance.

The Trustees were provided with comparative Morningstar data for U.S. government money market funds. The Trustees were informed that the Fund had outperformed the median return of its Morningstar category for recent periods and over the longer term. The Trustees were satisfied with the quality and capabilities of the money market fund portfolio management and analyst team and with the overall investment performance of the Fund.

The Trustees reviewed advisory fee and expense information for the Fund compared to similarly situated funds, including information regarding other client accounts advised or sub-advised by the Advisor with a similar investment strategy and the reasons for any differences in fees. The Trustees were informed that the Fund’s net expense ratio was within the top quartile of both its peer group and its Morningstar category. The Trustees considered, and viewed favorably, arrangements to waive certain fees to achieve competitive expense levels. The Trustees evaluated profitability data for the Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Fund.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were reasonable and fair in light of the nature and quality of services provided under all the circumstances and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interests of the Fund and its shareholders for the Trustees to approve the Agreement as well as the continuation of the expense limitation agreement for the Fund for an additional year. In arriving at their collective decision to approve the Agreement, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

37

38

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39

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40

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.com

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2023.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

This product is made of material from well-managed FSC®-certified forests,

recycled materials, and other controlled sources.

RBCF-MM AR 09-23

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Phillip G. Goff and James R. Seward are qualified to serve as an audit committee financial expert serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

●

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $ _506,650                 for 2023 and $__482,500                 for 2022.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $__0                 for 2023 and $_0                 for 2022.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $__60,900                 for 2023 and $_58,200                 for 2022.

Tax fees for both years relate to the review of the registrant’s tax returns and review of required shareholder distribution calculations. Amount requiring approval of the registrant’s audit committee is $___0                 and $      0                , respectively.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $__0                 for 2023 and $      0                 for 2022.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (“Committee”) will review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Trust employ the Funds’ auditor to render “permissible non-audit services” to the Funds. A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation. The Committee will also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(1)        (A)    with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided; or

(B)    with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2)        such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(3)      such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate or delegates, as defined below, prior to the completion of the audit.

Delegation

The Committee may delegate to one or more of its members and/or to officers of the Trust the authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds in amounts up to and including $50,000. Any pre-approval determination made by a delegate will be presented to the full Committee at its next meeting. The Committee will communicate any pre-approval made by a delegate to the Trust’s fund accounting agent, which will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the Federal securities laws.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)      0

(c)      100

(d)      0

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $_482,213                 for 2023 and $    326,828                 for 2022.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RBC Funds Trust

By (Signature and Title)* /s/ David Eikenberg
David Eikenberg, President and Chief Executive Officer (principal executive officer)

Date November 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ David Eikenberg
David Eikenberg, President and Chief Executive Officer
(principal executive officer)

Date November 29, 2023

By (Signature and Title)* /s/ Kathleen A. Hegna
Kathleen A. Hegna, Treasurer and Chief Financial Officer
(principal financial officer)

Date November 29, 2023

* Print the name and title of each signing officer under his or her signature.